Exhibit 4



                   REFUNDING AGREEMENT NO. 3
                   dated as of June 27, 1997

                             among

                         ESSL 2, INC.,
                     as Owner Participant,

                    W3A FUNDING CORPORATION,
                    as Funding Corporation,

                FIRST NATIONAL BANK OF COMMERCE,
                       as Owner Trustee,

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 3,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,
                and as Collateral Trust Trustee
       under Collateral Trust Indenture to be dated as of
     July 1, 1997, with the Lessee and Funding Corporation,

                         STANLEY BURG,
                as Individual Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 3,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,

                              and

                    ENTERGY LOUISIANA, INC.
          (formerly Louisiana Power & Light Company),
                           as Lessee

           This REFUNDING AGREEMENT NO. 3, dated as of June 27, 1997, among ESSL 2, INC., as Owner Participant (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Participation Agreement referred to below, as modified by
Schedule A-1 thereto), W3A FUNDING CORPORATION, as Funding Corporation, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity but solely as Owner Trustee, BANKERS TRUST COMPANY, as Corporate Indenture Trustee under the Indenture and as Collateral Trust Trustee under the Collateral Trust Indenture, STANLEY BURG, not in his individual capacity but solely as Individual Indenture Trustee under the Indenture, and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), as Lessee,

                      W I T N E S S E T H:

          WHEREAS, the parties to this Refunding Agreement, other than Funding Corporation and the Collateral Trust Trustee, are parties to Participation Agreement No. 3, dated as of September 1, 1989 (as the same may be amended, modified or supplemented from time to time, the "Participation Agreement"), among the Owner Participant, the Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Lessee; and

           WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided
Interest; and

           WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of Outstanding Bonds upon satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

          WHEREAS, the Lessee has requested such a refunding; and

           WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and the Value Schedules in connection with the issuance of any Refunding Bonds; and

           WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Outstanding Initial Series Bonds through the issuance of Refunding Bonds and other Additional Bonds (together, the "1997 Bonds") in amounts sufficient to redeem such Outstanding Initial Series Bonds and finance certain transaction expenses associated therewith and the premium thereon, and accordingly have agreed that the refunding contemplated by this Agreement will require certain amendments to the Transaction Documents; and

           WHEREAS, on June 20, 1997, at the direction of the Lessee and the Owner Participant, the Owner Trustee gave the Indenture Trustee notice of redemption of the Initial Series Bonds on July 17, 1997 (the "Refunding Date"), and the Indenture Trustee gave notice of such redemption to the Holders of such Bonds on June 27, 1997, which notice provided, in accordance with
Section 5.05 of the Indenture, that such redemption is conditional upon the receipt by the Indenture Trustee, on or prior to the Refunding Date, of money sufficient to pay the principal of, premium, if any, and interest on the Initial Series Bonds then outstanding and that, if such money shall not have been so received, said notice shall be of no force and effect and the Owner Trustee shall not be required to redeem such Outstanding Initial Series Bonds; and

            WHEREAS, the parties hereto wish to effect the refunding of the Outstanding Initial Series Bonds through a refunding transaction in which, among other things, Funding Corporation will issue Collateral Bonds to the public and will apply a portion of the proceeds thereof as a Refunding Loan for the account of the Owner Trustee for the refunding in whole of the Outstanding Initial Series Bonds and the payment of a portion of the premium related thereto, such loan to be evidenced by Additional Bonds issued by the Owner Trustee to or upon the order of Funding Corporation; and

            WHEREAS, the Lessee proposes to enter into an Underwriting Agreement, dated the date hereof (the "Refunding Underwriting Agreement"), with Funding Corporation, Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc. (the "Refunding Underwriters"); and

           WHEREAS, in connection with the aforesaid, it will be necessary for the Owner Participant, the Lessee, Funding Corporation, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee, subject to the conditions set forth herein, to enter into Amendment No. 1, dated as of July 1, 1997, to the Participation Agreement ("PA Amendment No. 1"), to make certain amendments and add certain provisions thereto; and

          WHEREAS, Section 10.01 of the Indenture provides, among other things, that the parties to the Indenture may, without consent of the Holders of any Bonds, execute a Series Supplemental Indenture in order to establish the terms of Additional Bonds and to make certain changes to the Indenture; and

           WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Indenture Trustee will execute Supplemental Indenture No. 2 to the Indenture, dated as of July 1, 1997 ("Supplemental Indenture No. 2"), providing, among other things, for the issuance of 1997 Bonds with the respective terms and conditions specified therein; and

          WHEREAS, Section 10.03 of the Indenture provides, among other things, that without the consent of the Holders of any Bonds, the Indenture Trustee (x) shall, upon receipt of a written instruction from the Lessee and the Owner Trustee, consent to certain amendments of the Facility Lease and (y) may join in certain amendments of the Participation Agreement; and

           WHEREAS, subject to the conditions set forth herein, the Owner Trustee and the Lessee intend to execute Lease Supplement No. 1 to the Facility Lease, dated as of July 1, 1997 ("Lease Supplement No. 1"), to make certain amendments to the Facility Lease; and

           WHEREAS, subject to the conditions set forth herein, the Owner Participant and the Lessee intend to execute Amendment No. 1, dated as of July 1, 1997 to the Tax Indemnification Agreement ("TIA Amendment No. 1") to amend certain provisions of the Tax Indemnification Agreement; and

           WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 1, will be adjusted to take into effect, among other things, the additional Tax Assumptions set forth in TIA Amendment No. 1 and the additional Pricing Assumptions set forth in Schedule 1 to PA Amendment No. 1;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                          ARTICLE ONE

                     REFUNDING TRANSACTIONS
1
1.11.          Agreement of Funding Corporation.

      Subject to the satisfaction or written waiver of the terms and conditions hereof and of Section 2 and 10(c) of the Participation Agreement, on the Refunding Date, Funding
Corporation  shall  make  a  Refunding  Loan  by  paying  to  the
Indenture Trustee for the account of the Owner Trustee immediately available funds in an amount equal to $46,632,000, and shall receive the Owner Trustee's 1997 Bonds to evidence such Refunding Loan, as described in Section 1.02. The proceeds of the Refunding Loan shall be paid directly to a special account established by the Owner Trustee with the Indenture Trustee and shall be applied as set forth in Section 1.02.

1.12.           Issuance  of  Refunding Bonds; Additional  Equity
Investment; Application of Proceeds.

      Subject to the satisfaction or written waiver of the terms and conditions hereof and of Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture, on the Refunding Date: (a)(i) the Lessee, the Owner Participant, Funding Corporation, the Owner Trustee, the Indenture Trustee, the Individual Indenture Trustee and the Collateral Trust Trustee shall enter into PA Amendment No. 1, (ii) the Lessee and the Lessor shall enter into Lease Supplement No. 1, (iii) the Owner Trustee, the Indenture Trustee and the Individual Indenture Trustee shall enter into Supplemental Indenture No. 2, (iv) the Lessee, Funding Corporation and the Collateral Trust Trustee shall enter into the Collateral Trust Indenture and, subject to satisfaction of the conditions therein set forth, Supplemental Indenture No. 1 thereto ("Collateral Trust Supplement"), and (v) the Lessee and the Owner Participant shall enter into TIA Amendment No. 1; and (b)(i) the Owner Participant shall pay to the Owner Trustee an additional equity investment of $774,228 ("Additional Equity Investment"), (ii) the Lessee shall make a Supplemental Rent payment in the amount of $198,614.92 and (iii) the Owner Trustee shall issue the 1997 Bonds in the principal amount of $46,632,000 and apply the Refunding Loan, the Additional Equity Investment and the Supplemental Rent payment to redeem the Initial Series Bonds then Outstanding maturing in 2005 ("Series 2005 Bonds") for an amount equal to 102.060% of the outstanding principal amount thereof (such outstanding principal amount being $19,656,000) plus accrued interest thereon and to redeem the Initial Series Bonds then Outstanding maturing in 2017 ("Series 2017 Bonds") for an amount equal to 106.402% of the outstanding principal amount thereof (such outstanding principal amount being $25,700,000) plus accrued interest thereon. The Owner Participant shall pay the Additional Equity Investment and the Lessee shall pay the Supplemental Rent payment directly to the special account established by the Owner Trustee with the Indenture Trustee. Upon receipt of the Refunding Loan in the aggregate principal amount of $46,632,000 and the payments of the Owner Participant and the Lessee described above, the Indenture Trustee, at the direction of the Owner Trustee shall
(i) authenticate and deliver the 1997 Bonds of the series and in the aggregate principal amount of the Refunding Loan, and bearing interest at the rates per annum and having such other terms and conditions as set forth in Supplemental Indenture No. 2, and (ii) apply the Refunding Portion of the Refunding Loan and the payments of the Owner Participant and the Lessee pursuant to clause (b) of this paragraph to the redemption of the Series 2005 Bonds and Series 2017 Bonds then outstanding. Upon issuance of the 1997 Bonds to Funding Corporation, Funding Corporation shall pledge such 1997 Bonds in accordance with the terms of the Collateral Trust Indenture.

1.13.          Implementation.

     (a) Forms. The forms of PA Amendment No. 1, Supplemental Indenture No. 2, Lease Supplement No. 1, the Collateral Trust Indenture, the Collateral Trust Supplement and TIA Amendment No. 1 are attached hereto as Exhibits A, B, C, D, E and F, respectively.

     (b) Obligations of the Owner Participant. The Owner Participant hereby directs the Owner Trustee to execute and deliver this Refunding Agreement and, subject to the terms and conditions of Sections 2(b) and 10(c) of the Participation
Agreement and Section 2.05 of the Indenture, the Owner Participant hereby agrees that, on the Refunding Date, it will direct the Owner Trustee to (i) execute and deliver PA Amendment No. 1, Supplemental Indenture No. 2 and Lease Supplement No. 1 (collectively, with this Refunding Agreement and TIA Amendment No. 1, the "Refunding Documents") in substantially the forms of Exhibits A, B and C hereto, respectively, (ii) instruct the Indenture Trustee to consent to Lease Supplement No. 1, (iii) execute the 1997 Bonds as contemplated by the Refunding Documents and request the Indenture Trustee (x) to authenticate and deliver the 1997 Bonds pursuant to Section 2.05 of the Indenture and
(y) in view of the fact that Funding Corporation is to pledge such 1997 Bonds to the Collateral Trust Trustee, cause such 1997 Bonds to be delivered directly to, and registered in the name of, the Collateral Trust Trustee, and (iv) execute and deliver all other agreements, instruments and certificates contemplated by the Transaction Documents and the Refunding Documents.

     (c)       Instruction and Consent. Subject to satisfaction of the
terms   and  conditions  of  Sections  2(b)  and  10(c)  of   the
Participation Agreement and Section 2.05 of the Indenture, (x) in accordance with Section 10.03(a) of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent, effective as of the Refunding Date, to Lease Supplement
No. 1, and the Indenture Trustee hereby so consents, and (y) in accordance with Section 10.01 and 10.03 of the Indenture, the Owner Trustee and the Indenture Trustee hereby consent and agree to execute and deliver PA Amendment No. 1 and Supplemental Indenture No. 2 on the Refunding Date. The Lessee consents to the execution and delivery of Supplemental Indenture No. 2 by the Owner Trustee and the Indenture Trustee on the Refunding Date.

     (d) Recordations and Filings. The Lessee shall cause to be made the recordations and filings set forth in Schedule 1 hereto on or prior to the Refunding Date and represents that such filings and recordations are all the recordations and filings necessary to preserve, protect and perfect the Owner Trustee's right, title and interest in and to the Undivided Interest, the Ground Lease Property and under the Facility Lease, as amended by Lease Amendment No. 1, and the security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended by Supplemental Indenture No. 2.

     (e) Funding Corporation Consent. Pursuant to the Collateral Trust Indenture, Funding Corporation shall assign to the Collateral Trust Trustee on the Refunding Date all of Funding Corporation's right, title and interest in and to the 1997 Bonds, as security for Funding Corporation's obligations under the related Refunding Collateral Bonds (as hereinafter defined) and under the Collateral Trust Indenture. Accordingly, Funding Corporation hereby consents to the Owner Trustee's issuance of the 1997 Bonds directly to the Collateral Trust Trustee.

     (f) Promissory Note; First Mortgage Bonds. The Lessee and the Owner Participant agree that a replacement Promissory Note in the amount of $29,288,143.97, dated the Refunding Date and reflecting the revisions to the Value Schedules contemplated by
Lease   Supplement  No.  1  shall  be  delivered  to  the   Owner
Participant  in exchange for the Promissory Note dated  September
28, 1989 as contemplated by the last sentence of Section 16(a)(3)
of   the   Participation  Agreement.   In  addition,  the   Owner
Participant shall surrender to the Lessee for retirement and cancellation First Mortgage Bonds as contemplated by the last sentence of Section 16(e)(4) of the Participation Agreement.

     (g) Terms of 1997 Bonds. In accordance with Section 2(b) of the Participation Agreement, the Lessee hereby gives the Owner Participant irrevocable notice that the terms of the 1997 Bonds shall be as set forth in Exhibit B hereto. The Owner Participant hereby agrees to accept a notice period of fewer than five
Business   Days   as  contemplated  by  Section   2(b)   of   the
Participation Agreement.


                          ARTICLE TWO

              CONDITIONS TO REFUNDING TRANSACTIONS
2
2.11. Conditions to Obligations of Funding Corporation and Lessee.

      The  respective obligations of Funding Corporation and  the
Lessee  to take the actions specified in Sections 1.01  and  1.02 are subject to the satisfaction on or before the Refunding Date of the following conditions:

          (i) the Refunding Underwriting Agreement relating to the offer and sale to the public of $307,632,000 aggregate principal amount of Secured Lease Obligation Bonds of Funding Corporation (the "Refunding Collateral Bonds") shall have been executed and delivered;

          (ii) the Refunding Underwriters shall have purchased the Refunding Collateral Bonds pursuant to the Refunding Underwriting Agreement; and

          (iii) the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and in the Refunding Underwriting Agreement shall have been satisfied or waived in writing.

2.12.           Conditions  Precedent  to  Obligations  of  Owner
Participant and Lessee.

      The obligations of the Owner Participant and the Lessee to take the actions specified in Article One hereof on the Refunding
Date shall be subject to the following conditions precedent:

                      (i)   each   of  the  representations   and
          warranties of the Lessee set forth in Section  9(a)(1),
          (2),  (3), (4), (5), (10), (11), (12), (15), (16), (19)
          and  (20) of the Participation Agreement shall be  true
          and  correct  as of the Refunding Date,  provided  that
          (a) all references therein to Closing Date shall be deemed to mean the Refunding Date, (b) the term Disclosure Documents shall be deemed to mean Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the
          Securities Exchange Act prior to the date of the execution and delivery of the Refunding Agreement, and
          (c) the references in clause (10) to June 30, 1989 shall be deemed to mean the last day of the fiscal quarter for which the most recent Quarterly Report on Form 10-Q has been filed with the SEC; and Lessee shall have delivered a certificate to such effect to the Owner Participant; and

                     (ii)            each  of the representations
          and  warranties of the Owner Participant set  forth  in
          Section 6(a)(1), (2), (3), (4), (5), (7) and (9) of the
          Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and the Owner Participant shall have delivered a certificate to such effect to the Lessee;

                     (iii)           each  of the representations
          and  warranties of FNBC and Owner Trustee set forth  in
          Section 7(a)(1), (2), (3), (4), (5), (6), (7), (8), (9)
          and (10) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and FNBC and the Owner Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (iv)            each  of the representations
          and warranties of IT and the Indenture Trustee set forth in Section 8(a) of the Participation Agreement shall be true and correct as of the Refunding Date, provided that all references therein to Closing Date shall be deemed to mean the Refunding Date; and IT and the Indenture Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                      (v)   each   of  the  representations   and
          warranties of Funding Corporation set forth in Section 8A of the Participation Agreement shall be true and correct and Funding Corporation shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (vi)            each  of the representations
          and warranties of the Collateral Trust Trustee set forth in Section 8B of the Participation Agreement shall be true and correct and the Collateral Trust Trustee shall have delivered a certificate to such effect to the Owner Participant and the Lessee;

                     (vii)           the  Refunding  Underwriting
          Agreement shall have been executed and delivered;

                     (viii)          the  Refunding  Underwriters
          shall have purchased the Refunding Collateral Bonds pursuant to the Refunding Underwriting Agreement; and

                     (ix)            the conditions set forth  in
          Sections 2(b) and 10(c) of the Participation Agreement shall have been satisfied or waived in writing;

provided, however, that the obligations of the Lessee shall not be subject to the conditions set forth in clause (i) above and the obligations of the Owner Participant shall not be subject to the conditions set forth in clause (ii) above.

2.13.     Conditions to Obligation of Owner Trustee.

     The obligation of the Owner Trustee to issue and deliver the 1997 Bonds on the Refunding Date to the Collateral Trust Trustee, as assignee of Funding Corporation, in consideration of the Refunding Loan is subject to (x) the simultaneous performance by Funding Corporation of its obligations under Article One and the payment by the Owner Participant and the Lessee of the amounts provided in Section 1.02, (y) the satisfaction on or before the Refunding Date of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture to the obligation of the Owner Trustee to participate in the transactions contemplated by this Refunding Agreement, and
(z) receipt by the Owner Trustee of a direction from the Owner Participant in conformance with Section 1.03.

2.14.     Conditions to Obligation of Indenture Trustee.

      The obligation of the Indenture Trustee to take the action specified in Section 1.02 is subject to the satisfaction on or before the Refunding Date of the conditions set forth in Section
2.05 of the Indenture.



                          ARTICLE THREE

                       REFUNDING EXPENSES
3
3.11.     Refunding Expenses.

     (a) Subject to the provisions of this Section 3.01, solely from funds provided by the Owner Participant, the Owner Trustee hereby agrees that it will pay when due, or reimburse any Person who has previously paid, the Lessor's Percentage (as defined in Section 13(a) of the Participation Agreement) of the following costs and expenses ("Refunding Expenses") without duplication of amounts payable with respect to any other refunding of bonds on the Refunding Date utilizing the proceeds of the Refunding Collateral Bonds:

                     (i) the reasonable legal fees  and
          disbursements   of  the  Owner  Participant's
          Special  Counsel (in an amount not to  exceed
          the amount agreed to by the Owner Participant
          and  the  Lessee), the Owner's  Participant's
          Louisiana   Counsel,  the   Owner   Trustee's
          Counsel  (Louisiana and  New  York)  and  the
          Indenture   Trustee's   Counsel   for   their
          services rendered in connection with the execution and delivery of this Refunding
          Agreement and the other Refunding Documents;

                     (ii)            all  stenographic,
          printing,  reproduction, and other reasonable
          out-of-pocket expenses (other than investment
          banking   or  brokerage  fees)  incurred   in
          connection with the transactions contemplated
          by  the  Refunding Documents  and  all  other
          agreements, documents or instruments prepared
          in   connection   therewith  (including   all
          structuring   computations  and  computerized
          lease analysis and travel related costs);

                      (iii)            all   costs   of
          issuance  of the Refunding Collateral  Bonds,
          including, without limitation, the  costs  of
          preparing    the    Refunding    Underwriting
          Agreement, and all filing fees relating to any Registration Statement for the Refunding
          Collateral Bonds and the fees, expenses and disbursements of the law firms referred to in clause (i) above, and of counsel to the Refunding Underwriters, rating agency fees and the fees and commissions of the Refunding
          Underwriters;

                     (iv)            all  fees  of  the
          Owner Trustee and the Indenture Trustee in connection with the review, execution and delivery of this Refunding Agreement and the other Refunding Documents; and

                      (v)  any  other  fees,  expenses,
          disbursements and costs as the Lessee and the
          Owner  Participant  shall  have  agreed   are
          payable pursuant to this Section 3.01(a).

           Notwithstanding anything in this Section 3.01 to the contrary, the amount of Refunding Expenses payable by the Owner Trustee shall not exceed $483,821.86. Subject to the provisions of paragraphs (b) and (c) below, funds for the payment of Refunding Expenses will be provided by the Owner Participant and the Owner Trustee will promptly disburse funds for the payment of such expenses in accordance with written authorization from the Owner Participant.

     (b) Payments or reimbursements of Refunding Expenses shall be made (i) on the Refunding Date to the extent invoiced and approved by the Owner Participant on or prior to the Refunding Date, and (ii) to the extent not previously paid pursuant hereto as promptly as practicable, and in any event not later than 10 Business Days after being invoiced. Each party hereto shall use its best efforts to prepare, and cause any Person acting for it to prepare, and submit as soon as practicable and in any event not later than 30 days after the Refunding Date any invoice of such Person in respect of Refunding Expenses.

     (c) Notwithstanding anything in this Section 3.01 to the contrary, in the event the transactions contemplated by this Refunding Agreement shall not be consummated, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, Funding Corporation, the Owner Participant and the Collateral Trust Trustee with respect to all losses, costs and expenses whatsoever incurred by them as a result of the pursuit of such transactions, including, without limitation, all Refunding Expenses (which shall, in such an instance, be deemed to include, without limitation, all losses, costs and expenses whatsoever incurred by the Owner Participant pursuant to this Agreement and Section 7.01 of the Trust Agreement) unless, in the case of the Owner Participant, such failure to consummate shall result solely from the Owner Participant's default in making its investment as contemplated in Article One hereunder.

     (d) Furthermore, in the event that the Lessor's Percentage of the Refunding Expenses shall exceed the funds available to the Owner Trustee pursuant to paragraph (a) for the payment of Refunding Expenses, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, Funding Corporation, the Owner Participant and the Collateral Trust Trustee with respect to, all such excess Refunding Expenses.

     (e) Promptly after the payment of the Refunding Expenses, any adjustments to Basic Rent and the Value Schedules as are required by Section 3(e)(ii) of the Facility Lease shall be made.



                          ARTICLE FOUR

                         MISCELLANEOUS
4
4.11.     Execution.

           This  Refunding Agreement may be executed in  separate
counterparts, each of which when so executed and delivered  shall
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

4.12.     Governing Law.

           This Refunding Agreement shall be governed by, and be construed in accordance with, the laws of the State of New York.

4.13.     Concerning the Owner Trustee.

           FNBC is entering into this Refunding Agreement solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Notwithstanding anything herein to the contrary, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements of FNBC, but are made or undertaken solely for the purpose of binding only the Trust Estate, and nothing contained in this Refunding Agreement shall entitle any person to any claim against FNBC in its individual capacity or any of its assets.

          IN WITNESS WHEREOF, the parties hereto have caused this Refunding Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

                              ESSL 2, INC., as Owner Participant

                              By
                                 -------------------------------
                                  Name:
                                  Title:

                               W3A FUNDING CORPORATION

                              By
                                 -------------------------------
                                   Name:
                                   Title:

                              FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity but solely as Owner Trustee under the Trust
                              Agreement

                              By
                                 -------------------------------
                                   Name:
                                   Title:

                              BANKERS TRUST    COMPANY,   as    Corporate
                              Indenture  Trustee  and  Collateral
                              Trust Trustee

                              By
                                 -------------------------------
                                   Name:
                                   Title:


                              STANLEY BURG,   not   in   his   individual
                              capacity  but solely as  Individual
                              Indenture Trustee

                               ENTERGY LOUISIANA, INC., as Lessee

                               By
                                 -------------------------------
                                   Name:
                                   Title:

                           SCHEDULE 1

                    Recordations and Filings

                        AMENDMENT NO. 1
                    dated as of July 1, 1997

                               to

                 PARTICIPATION AGREEMENT NO. 3
                 dated as of September 1, 1989

                             among

                         ESSL 2, INC.,
                      as Owner Participant

                    W3A FUNDING CORPORATION,
                     as Funding Corporation

                FIRST NATIONAL BANK OF COMMERCE,
                        as Owner Trustee

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 3,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,
                and as Collateral Trust Trustee
               under Collateral Trust Indenture
                    dated as of July 1, 1997
            with the Lessee and Funding Corporation,

                         STANLEY BURG,
                as Individual Indenture Trustee
      under Indenture of Mortgage and Deed of Trust No. 3,
                 dated as of September 1, 1989,
            as supplemented, with the Owner Trustee,

                              and

                    ENTERGY LOUISIANA, INC.
          (formerly Louisiana Power & Light Company),

                           as Lessee

           This AMENDMENT NO. 1, dated as of July 1, 1997 ("PA Amendment No. 1"), to PARTICIPATION AGREEMENT NO. 3, dated as of September 1, 1989, among ESSL 2, INC., as Owner Participant (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Participation Agreement, as modified by Schedule A-1 thereto), W3A FUNDING CORPORATION, as Funding Corporation, FIRST NATIONAL BANK OF COMMERCE, as Owner Trustee, BANKERS TRUST COMPANY, as Corporate Indenture Trustee under the Indenture and as Collateral Trust Trustee under the Collateral Trust Indenture, STANLEY BURG, as Individual Indenture Trustee under the Indenture, and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), as Lessee,

                      W I T N E S S E T H:

           WHEREAS, the parties to this PA Amendment No. 1, other than Funding Corporation and the Collateral Trust Trustee, are parties to Participation Agreement No. 3, dated as of September 1, 1989 (the "Participation Agreement"), among the Owner Participant, the Owner Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Lessee; and

           WHEREAS, the Initial Series Bonds were issued by the Owner Trustee in connection with the acquisition of the Undivided
Interest; and

           WHEREAS, Section 2(b) of the Participation Agreement provides for a refunding of Outstanding Bonds upon the satisfaction of the conditions set forth in Sections 2 and 10(c) of the Participation Agreement and Section 2.05 of the Indenture; and

           WHEREAS, the Lessee, the Owner Participant, the Owner Trustee, Funding Corporation, the Indenture Trustee and the Collateral Trust Trustee have entered into the Refunding Agreement, dated as of July 1, 1997, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds, to provide funds to redeem the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith; and

           WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an additional equity investment and to cause the refinancing of the Outstanding Initial Series Bonds through the issuance of Additional Bonds (including refunding Bonds) and Collateral Bonds in amounts sufficient to finance certain transaction expenses associated with the refinancing and the premium on the Initial Series Bonds, and accordingly have agreed that the refunding contemplated by the Refunding Agreement will require certain amendments to the Transaction Documents; and

           WHEREAS, the parties hereto wish (x) to amend the Participation Agreement to provide for the utilization of Funding Corporation in connection with the refunding of Bonds, and (y) to effect the refunding of the Outstanding Initial Series Bonds through a refunding transaction in which, among other things, Funding Corporation will issue Collateral Bonds to the public and will apply a portion of the proceeds thereof as a Refunding Loan for the account of the Owner Trustee for the refunding in whole of the Outstanding Initial Series Bonds and for the payment of certain expenses incurred in connection therewith, such loan to be evidenced by Additional Bonds issued by the Owner Trustee to or upon the order of Funding Corporation; and

           WHEREAS, Basic Rent and the Value Schedules, as set forth in Lease Supplement No. 1, have been adjusted to take into effect, among other things, the additional Tax Assumptions set forth in TIA Amendment No. 1 and the additional Pricing Assumptions set forth in Schedule 2 hereto;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                          ARTICLE ONE

                          AMENDMENTS
1
1.11.          Amendments.

     (a) The Participation Agreement is hereby amended by adding Funding Corporation and the Collateral Trust Trustee as parties thereto. The Participation Agreement is further amended in the following respects:

     (b) The first sentence of Section 1 is deleted and the following inserted in lieu thereof:

           "For the purposes hereof, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A hereto as modified by Schedule A-1 thereto."

     (c) Section 2 is amended by deleting paragraphs (b), (c) and (d) and inserting the following in lieu thereof:

     (b) Refunding of Bonds. (1) Subject to satisfaction of the conditions set forth in this Section 2 and
     Section 10(c), Section 2.05 of the Indenture and the terms of the Refunded Bonds (as defined below), the Lessee shall have the right to request the Owner Trustee to, and upon any such request the Owner Trustee shall, take such steps as may be necessary to refund in whole or in part any Bonds then Outstanding (the
     "Refunded  Bonds"),  including  the  issuance  on   any
     Refunding Date of one or more series of Additional Bonds (any such Additional Bonds with respect to which the proceeds are used to refund the Refunded Bonds being hereinafter referred to as the "Refunding Bonds") in an aggregate principal amount equal to such Refunded Bonds; provided, however, that unless the Owner Participant shall have consented thereto, the Lessee shall not exercise the right granted in this Section 2(b) on more than six occasions. In addition, subject to the terms of the Indenture and Section 10(c), the Lessee may require the Owner Trustee to issue Additional Bonds and to use the proceeds thereof to finance (x) all fees, expenses, disbursements and costs (including legal and other professional fees and expenses) incurred by the Owner Participant, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee (to the extent that the Lessee is liable therefor pursuant to Section 13(c)) in connection with any refunding pursuant to this Section 2(b) and (y) all fees, expenses, disbursements and costs incurred by the Lessee in connection with any such refunding pursuant to this Section 2(b), including, without limitation, the costs of preparing any related underwriting agreement and registration statement, all filing fees relating to any such registration statement, the fees, expenses and disbursements of counsel to any underwriters of the Additional Bonds, rating agency fees, and the fees and commissions of the underwriters of such Additional Bonds (including the Refunding Bonds).

          (2) Subject to satisfaction of the conditions set forth in this Section 2 and Section 10(c) and Section
     2.04 of the Collateral Trust Indenture, the Lessee shall have the right to request Funding Corporation to issue Collateral Bonds in connection with the issuance of Additional Bonds pursuant to this Section 2(b), and upon such request, on any Refunding Date, Funding Corporation shall issue and sell Collateral Bonds and lend the proceeds thereof to the Owner Trustee in an amount (a "Refunding Loan") equal to the aggregate principal amount of the related Additional Bonds;
     provided, however, that unless the Owner Participant shall have consented thereto, the Lessee shall not exercise the right granted in this Section 2(b) on more than six occasions. The Owner Trustee's obligation to repay a Refunding Loan shall be evidenced by one or more Additional Bonds, issued to or upon the order of Funding Corporation and pledged to the Collateral Trust Trustee as security for the related Collateral Bonds, which Additional Bonds shall be in an aggregate principal amount equal to the Refunding Loan. Not less than three Business Days prior to the Refunding Date, Funding Corporation and Lessee shall deliver to the Owner Participant and the Owner Trustee a certificate setting forth the terms of the Additional Bonds which Lessee may determine as provided below. Anything herein to the contrary notwithstanding, the Lessee shall be under no obligation whatsoever to utilize Funding Corporation or cause the issuance of Collateral Bonds in connection with any refundings contemplated by this Section 2(b).

           (3) The refundings contemplated by this Section 2(b) shall be effected at the request of the Lessee given in writing to the Owner Participant at least 20 Business Days prior to the Refunding Date; provided, however, that (i) no such request shall be made or refunding shall occur while an Event of Default shall have occurred and be continuing, (ii) except as contemplated in Sections 3(d), 3(e) and 3(f) of the Facility Lease, Net Economic Return shall not be adversely affected thereby (or appropriate adjustments shall have been made or shall be made on the Refunding Date pursuant to Sections 3(e) and 3(f) of the Facility Lease to preserve Net Economic Return), and (iii) any modifications of the Transaction Documents (after giving effect to any adjustments pursuant to clause
     (ii) above) shall not, in the opinion of the Owner Participant's Special Tax Counsel, adversely affect the tax benefits contemplated by the Owner Participant in entering into the transactions contemplated by this Participation Agreement and the other Transaction Documents; and provided, further, that any notice of refunding given by the Lessee to the Owner Participant as contemplated by this sentence shall be revocable by the Lessee and shall be sufficient if such notice sets forth an approximate date on which a particular refunding is to occur; and provided, further, that the Lessee shall give the Owner Participant at least three Business Days' irrevocable notice prior to the Refunding Date of those terms of the Additional Bonds which the Lessee may determine as provided below. Subject to the conditions of this Section 2(b) and
     Section 10(c), the Owner Participant agrees to cooperate with the Lessee in order to accomplish the refundings requested by the Lessee.

           (4) In setting the terms of the Additional Bonds issued in connection with a refunding (including the Refunding Bonds), the Lessee, in its sole discretion, may determine the number of tranches of debt, the interest rates applicable thereto (reflective of actual market conditions) and the final maturities thereof (which shall be no later than July 2, 2017) and, based on such determination, the Owner Participant shall determine the principal amount, the sinking fund or amortization schedules and the average life applicable to all tranches of such Additional Bonds (provided that unless the Lessee shall have consented thereto the aggregate average life of all such Additional Bonds, together with the other Bonds which shall remain Outstanding, shall not vary from the aggregate average life reflected in the sinking fund schedule for the Initial Series Bonds by more than 18 months), so as to minimize the net present value of the Basic Rent payments by the Lessee over the Basic Lease Term, discounted on a semi-annual basis at an annual interest rate of 11 percent, while preserving Net Economic Return.

          (c) Reoptimization. Upon the occurrence of a Tax Law Change of the type referred to in subclause (C) of
     Section 3(e)(v) of the Facility Lease or any Tax Rate Change (and in addition to the reoptimization of any of the sinking fund or amortization schedules for the Bonds in connection with a refunding pursuant to
     Section 2(b)), subject to the satisfaction of the conditions set forth in Section 10(c) and this Section 2, the Owner Trustee, at the written request of the Lessee (with copies to be given to the Owner Participant and the Indenture Trustee), in the case of a Tax Law Change of the type referred to in this subsection (c), or at the written request of the Owner Participant (with copies to be given to the Lessee and the Indenture Trustee), in the case of a Tax Rate Change, given within two years after the date of such Tax Law Change or Tax Rate Change, as the case may be, shall reoptimize or cause the reoptimization of the sinking fund or amortization schedules for the Bonds of any series to the extent not inconsistent with the provisions, if any, of the Indenture and such Bonds and in accordance with, and in the manner contemplated by,
     Section 3 of the Facility Lease. Upon the receipt from the Owner Participant of the reoptimized sinking fund or amortization schedule for such Bonds and the other information referred to in Section 2.17 of the
     Indenture, together with verification thereof if requested by the Lessee pursuant to Section 3(f)(ii) of the Facility Lease, the Owner Trustee shall deliver to the Indenture Trustee an Owner Trustee Request pursuant to said Section 2.17. The Owner Trustee, the Indenture Trustee, the Collateral Trust Trustee and Funding Corporation may rely on any reoptimized sinking fund or amortization schedules and other information furnished by the Owner Participant.

           (d) Cooperation. Subject to the applicable conditions to their obligations herein provided, each of the Lessee, the Owner Trustee, the Owner Participant, the Indenture Trustee, the Collateral Trust Trustee and Funding Corporation agrees that it will cooperate in connection with any refunding or reoptimization contemplated herein and enter into such additional agreements and such supplements or amendments to or consents under the Transaction Documents as may reasonably be requested to effectuate the transactions contemplated in connection with any such refunding or reoptimization.

     (d)    The following is added to the end of Section 6(b):

            (6)    No-Petition  Agreement.   Following   the
     issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, the Owner Participant agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the Owner Participant from otherwise participating in any such action initiated by any other person.

     (e)    Section 7(b) is amended as follows:

     (1) The introductory text of Section 7(b) is deleted and the following inserted in lieu thereof:

           (b) Agreements of FNBC and the Owner Trustee. FNBC agrees, in its individual capacity as set forth in clauses (1), (3) and, as to FNBC, (4), (6), (7) and
     (8), and the Owner Trustee agrees as set forth in clauses (2) and (5), and, as to the Owner Trustee, (4),
     (6), (7) and (8) below, that:

     (2)    The following is added to the end of Section 7(b):

            (8)    No-Petition  Agreement.   Following   the
     issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, each of FNBC and the Owner Trustee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit FNBC or the Owner Trustee from otherwise participating in any such action initiated by any other person.

     (f)    The following is added to the end of Section 8(b):

            (3) No-Petition Agreement. Following the issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, each of the Corporate Indenture Trustee and the Individual Indenture Trustee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the corporate Indenture Trustee or the Individual Indenture Trustee from otherwise participating in any such action initiated by any other person.

     (g)    The following is added immediately following Section 8:

     SECTION  8A.  Representations, Warranties and Agreements  of
     Funding Corporation.

     (a)    Representations   and   Warranties.     Funding
     Corporation represents and warrants that:

           (1) Due Organization. Funding Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted, own its properties, and enter into and perform its obligations under this Participation Agreement and each other Transaction Document to which it is a party. Funding Corporation has not failed to qualify to do business or be in good standing in any jurisdiction where failure to so qualify or be in good standing would materially and adversely affect its ability to perform any of its obligations under this Participation Agreement or any Transaction Document to which it is, or is to become on or before the Refunding Date, a party.

            (2) Due Authorization; Enforceability. The execution, delivery and performance by Funding Corporation of this Participation Agreement and each other Transaction Document to which it is or is to become on or before the Refunding Date a party have been duly authorized by all necessary corporate action on the part of Funding Corporation and do not require the consent or approval of the stockholders of Funding Corporation. Each of this Participation Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by Funding Corporation and constitutes a legal, valid and binding agreement of Funding Corporation enforceable against it in accordance with its terms.

            (3) No Violation. Neither the execution, delivery or performance by Funding Corporation of this Participation Agreement or the other Transaction Documents to which it is or is to become a party on or before the Refunding Date a party, nor the consummation by Funding Corporation of the transactions contemplated hereby and thereby, nor compliance by Funding Corporation with the provisions hereof and thereof, conflicts with, or results in the breach of any provision of, the Certificate of Incorporation or By-Laws of Funding Corporation or any indenture, mortgage or agreement to which Funding Corporation is a party or by which it or its property is bound, or contravenes any Federal, Delaware or New York law applicable to it or requires any Governmental Action with respect to Funding Corporation under any Federal, Delaware or New York law applicable to it. Funding Corporation is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act.

            (4) No Other Business. Except as contemplated by this Participation Agreement and the other Transaction Documents, Funding Corporation has not engaged in any business or activity of any type or kind whatsoever.

            (5)    Investment   Representations.    Funding
     Corporation will acquire each Bond to be acquired by it hereunder and under the Indenture solely for purposes of pledging such Bond to the Collateral Trust Trustee to secure Collateral Bonds issued from time to time under the Collateral Trust Indenture. Funding Corporation understands that no Bond to be acquired by it hereunder or under the Indenture will have been registered under the Securities Act and that each such Bond will bear the legend set forth in Section 2.08 of the Indenture.

     (b)  Agreements.  Funding Corporation agrees that:

            (1)   Transfers  of  Bonds.   Any  transfer   or
     assignment of any Bond acquired by it or of all or any part of Funding Corporation's interest hereunder or under any other Transaction Document shall be effected in compliance with the registration requirements of the Securities Act, or pursuant to an exemption therefrom, and on the express condition that the transferee, assignee or participant shall agree to be bound by the terms and provisions hereof and thereof. Funding Corporation will not sell, exchange or transfer any Bond to any other Person (other than to the Collateral Trust Trustee) unless (i) it shall have received the prior written consent of the Owner Participant and (ii) such transferee delivers to the Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee a representation and warranty (and an opinion of counsel satisfactory to each such Person) to the effect that neither the transfer of such Bond to, nor the ownership of such Bond by, such transferee will cause such transferee, or any such Person, to be engaged in a "prohibited transaction", as defined in
     Section 406 of ERISA or Section 4975 of the Code, which is not at such time subject to an exemption contained in ERISA or in the rules, regulations, releases or bulletins adopted thereunder.

            (2)   Redemption of Collateral Bonds.  Except  as
     provided   in   the   Transaction  Documents,   Funding
     Corporation  will  not refinance or optionally  redeem,
     purchase   or   directly  or  indirectly  acquire   any
     Collateral Bond issued in connection with any Bond without the prior written consent of the Lessor and Lessee.

            (3)    Quiet   Enjoyment.   Funding  Corporation
     acknowledges Section 6(a) of the Facility Lease.

            (4) No Other Business. During such time as any Bond acquired by it is Outstanding and held by the
     Collateral   Trust   Trustee  as   security   for   its
     obligations, Funding Corporation will not (i) engage in any business or activity other than as contemplated by the Transaction Documents, or (ii) amend or engage in any activity or take any action not permitted by Article THIRD, FOURTH or SIXTH of its Certificate of Incorporation, as in effect on the date of execution and delivery hereof, without, in each case, the consent of the Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee.

     (c) Agreements with the Indenture Trustee. Funding Corporation hereby (i) acknowledges and agrees that, in connection with this Participation Agreement, the
     Indenture Trustee shall have the benefits and protections of Article Eight of the Indenture and (ii) agrees that, to the extent it becomes a Holder, in the event of a conflict between the provisions of this Participation Agreement and the Indenture, the Indenture Trustee shall, as between the Indenture Trustee and Funding Corporation, be fully protected in relying on the express terms of the Indenture.

     (h)    The following is added immediately following Section
8A:

      SECTION  8B.  Representations and Warranties of  Collateral
Trust Trustee.

            The Collateral Trust Trustee represents and warrants that:

            (a) Due Organization. The Collateral Trust Trustee is duly organized and validly existing in good standing under the laws of the State of New York and has the power and authority and legal right to enter into and perform its obligations under the Collateral Trust Indenture, this Participation Agreement, the Refunding Agreement and each other Transaction Document to which it is a party.

            (b)   Due Authorization.  The execution, delivery  and
     performance   by  the  Collateral  Trust  Trustee   of   the
     Collateral Trust Indenture, this Participation Agreement, the Refunding Agreement and each other Transaction Document to which the Collateral Trust Trustee is a party have been duly authorized by all necessary corporate action of the Collateral Trust Trustee and each has been duly executed and delivered by the Collateral Trust Trustee.

            (c)  Execution; Authentication of Bonds.  (i) Each  of
     the   Collateral   Trust   Indenture,   this   Participation
     Agreement,   the   Refunding  Agreement   and   each   other
     Transaction Document to which the Collateral Trust Trustee is a party has been duly executed and delivered by the Collateral Trust Trustee and constitutes the legal, valid and binding agreement of the Collateral Trust Trustee,
     enforceable   against  the  Collateral  Trust   Trustee   in
     accordance  with  its terms; and (ii) each  officer  of  the
     Collateral   Trust   Trustee  who  shall  authenticate   any
     Refunding Collateral Bond to be issued pursuant to the Collateral Trust Indenture shall be, at the time of such authentication, a Responsible Officer.

     (i)    Section 9 is amended as follows:

     (1) 9(a)(5) is amended by deleting clause (ii) of the first paragraph thereof and inserting the following in lieu thereof:

     (ii)   as,  on  or  before  any  Refunding   Date   or
     Reoptimization  Date,  in  the  case  of   Governmental
     Actions required in connection with the issuance of Bonds and Collateral Bonds on any such date, will have been duly obtained, given or accomplished, with true copies thereof delivered to the Owner Participant and the Indenture Trustee;

     (2) Section 9(b)(1) is amended by adding the words "and the Collateral Trust Trustee" after the words "the Owner Trustee" in the first parenthetical thereof.

     (3)    Section 9(b)(2) is amended by adding the words "the
Collateral  Trust  Trustee" immediately after  the  words  "Owner
Participant" after each place where the words "Owner Participant" appear.

     (4)    Section 9(b)(3) is amended by (A) deleting subparagraph
(iv) and inserting the following in lieu thereof:

            (iv) Bonds and Collateral Bonds. The Lessee will not, nor will it permit any of its Affiliates to, acquire, directly or indirectly, any of the bonds or Collateral Bonds, or any interest therein, without the written consent of the Owner Participant; provided, however, that the Lessee may purchase Collateral Bonds for application in accordance with the sinking fund provisions of the Collateral Trust Indenture so long as
     (A) the amount of Collateral Bonds held at any time by the Lessee (and any Affiliates) does not exceed the sum of the amounts due as Basic Rent for the next two consecutive Basic Rent Payment Dates and (B) none of the Collateral Bonds purchased are held by the Lessee (or any Affiliate) for a period in excess of 12 months.

and (B) adding the following to the end thereof:

     (xviii) No-Petition Agreement. Following the issuance of any Additional Bonds to or upon the order of Funding Corporation and prior to the 181st day following the payment in full of such Bonds and the discharge of the Collateral Trust Indenture in accordance with its terms, the Lessee agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, Funding Corporation under the Bankruptcy Code or any other applicable Federal or state law or the law of the District of Columbia. Notwithstanding the foregoing, nothing herein shall prohibit the Lessee from otherwise participating in any such action initiated by any other person.

     (j)    Section 10(c) is amended as follows:

     (1) The introductory text of Section 10(c) is deleted and the following inserted in lieu thereof:

            (c) Conditions to Refunding or Reoptimization. In addition to the limitations set forth in Section 2(b) or 2(c), as the case may be, the obligation of the Owner Participant and, if Funding Corporation is being utilized in connection therewith, Funding Corporation to participate in a refunding or reoptimization of any Outstanding Bonds shall be subject to the fulfillment
     on   or   before  the  applicable  Refunding  Date   or
     Reoptimization   Date   of  the  following   conditions
     precedent (but in the case of a reoptimization, only the conditions specified in clauses (3), (5), (6) and
     (8) below) (each instrument, document, certificate, opinion or other writing to be in form and substance
     satisfactory   to   the  Owner  Participant   and,   if
     applicable, Funding Corporation):

     (2) Paragraph (2) of Section 10(c) is deleted and the following inserted in lieu thereof:

            (2) Bonds and Collateral Bond Transactions.   (A)
     If Funding Corporation is being utilized in connection with such refunding, Funding Corporation shall have received proceeds from the sale of Refunding Collateral Bonds in an amount sufficient to make the Refunding Loan; (B) the Indenture Trustee shall have received (x) the proceeds from the sale of Refunding Bonds or, if Funding Corporation is being utilized in connection with such refunding, the proceeds of the Refunding Loan, in either case in an amount sufficient to provide for payment in full of the principal of, premium, if any, and interest on the Refunded Bonds, together with any other amounts then due and owing pursuant to the Indenture and (y) from the Lessee (as a special payment of Basic Rent, if the Refunding Date shall be a date other than January 2 or July 2 of any year), an amount equal to the accrued interest on the Refunded Bonds from, and including, the later of the date thereof or the date to which interest thereon shall have been paid to, but excluding, the applicable Refunding Date; (C) the Owner Trustee shall have received the Bonds to be executed by it in accordance with Section 2(b) of this Participation Agreement together with instructions from the Owner Participant to execute and deliver the same, and the Owner Trustee shall have executed, and the
     Indenture   Trustee   shall  have   authenticated   and
     delivered, the Refunding Bonds; and (D) if Funding Corporation is being utilized in connection with such refunding, the Collateral Trust Trustee, as pledgee of such Refunding Bonds issued to or upon the order of Funding Corporation, shall have accepted the applicable
     supplemental   indenture  to   the   Collateral   Trust
     Indenture subjecting such Refunding Bonds to the lien thereof.

     (3) Paragraph (4) of Section 10(c) is deleted and the following inserted in lieu thereof:

            (4) Registration Statement. If the Additional Bonds or Refunding Collateral Bonds will be sold in a public offering, the Owner Participant and the Owner Trustee shall have received an Officers' Certificate of the Lessee, dated the applicable Refunding Date, to the effect that, on the date it becomes effective and on the Refunding Date, the Registration Statement relating to such Additional Bonds or Collateral Bonds did not and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the
     circumstances   under  which  they   were   made,   not
     misleading.

     (4) Paragraph (5) of Section 10(c) is deleted and the following inserted in lieu thereof:

            (5) Opinions of Counsel. The Owner Participant, the Owner Trustee and the Indenture Trustee shall have received favorable opinions of the Owner Participant's
     Special   Counsel,  Owner  Trustee's   Counsel,   Owner
     Participant's   Special  Louisiana  Counsel,   Lessee's
     Counsel, Lessee's Special Counsel, and, if Funding Corporation is being utilized in connection with a refunding, Reid & Priest LLP, counsel to Funding Corporation, each dated the applicable Refunding Date or Reoptimization Date, and addressing such matters relating to the transactions in connection with the Refunding Bonds to be issued on such date, or, in the case of a reoptimization, the adjustments to the sinking fund or amortization schedules of Outstanding Bonds to take place on such date, as the Owner Participant, the Owner Trustee or the Indenture Trustee may reasonably request. The Owner Participant shall have also received an opinion of Owner Participant's Special Tax Counsel, dated the applicable Refunding Date or Reoptimization Date, and addressed to the Owner Participant, that the issuance of the Refunding Bonds
     to   be  issued  and  the  consummation  of  the  other
     transactions to be consummated on such date shall not result in any adverse tax consequences to the Owner Participant. Notwithstanding the foregoing provisions of this Section 10(c)(5), on any Reoptimization Date which is not a Refunding Date, the opinions of Owner
     Trustee's  Counsel  and  Owner  Participant's   Special
     Louisiana Counsel shall not be required.

     (5) Paragraph (6) of Section 10(c) is amended by inserting the words "or Collateral Bond" immediately after the word "Bond".

     (6) Paragraphs (7) and (8) of Section 10(c) are deleted and the following inserted in lieu thereof:

           (7) Receipt of Documents. The Owner Participant and the Owner Trustee shall have received copies of, and shall be entitled to rely upon, all documents, certificates, agreements and opinions furnished by or on behalf of the Lessee and, if applicable, Funding Corporation pursuant to the Underwriting Agreement. If Funding Corporation is being utilized in connection with such refunding, Funding Corporation and the Collateral Trust Trustee shall have received copies of all documents previously delivered to the Indenture Trustee pursuant to Section 10(a).

           (8) Representations and Warranties. In the case of Funding Corporation, the representations and warranties of the Owner Participant, FNBC and the Owner Trustee, and the Lessee set forth in subclauses (1) through (5), (7) and (9) of Section 6(a), subclauses
     (1) through (10) of Section 7(a), and subclauses (1) through (5), (10), (11), (12), (15), (16), (19) and
     (20) of Section 9(a), respectively, shall be true and correct on and as of the applicable Refunding Date with the same effect as though made on and as of such applicable Refunding Date (with all references to the Closing Date in such representations and warranties being deemed to refer to the applicable Refunding Date and all references to the Disclosure Documents being deemed to refer to the Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act on or prior to the applicable Refunding Date); in the case of the Owner Participant, the representations and warranties of FNBC and the Owner Trustee, Funding Corporation, if applicable, and the Lessee set forth in Sections 7(a), 8A(a) and subclauses (1) through (5),
     (10),  (11), (12), (15), (16), (19) and (20) of Section
     9(a), respectively, shall be true and correct on and as of the applicable Refunding Date with the same force and effect as though made on and as of such Refunding Date (with all references to the Closing Date being deemed to refer to the applicable Refunding Date and all references to the Disclosure Documents being deemed to refer to the Lessee's latest Annual Report on Form 10-K filed with the SEC and all documents subsequently filed by the Lessee with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act and prior to the applicable Refunding Date); the Owner
     Participant and, if Funding Corporation is being utilized in connection with such refunding, Funding Corporation shall have received appropriate certificates, dated the Refunding Date, to such effect (and, with respect to the matters set forth in paragraph (3) above); and the Owner Participant, FNBC and the Owner Trustee, the Indenture Trustee, the Lessee and, if applicable, Funding Corporation shall provide such additional representations and warranties as of the applicable Refunding Date as the Owner
     Participant or Funding Corporation shall reasonably request.

     (9) Satisfaction of Underwriting Agreement Conditions. The conditions to the obligations of Funding Corporation or the Owner Trustee, as the case may be, under the related Underwriting Agreement shall have been met or waived by Funding Corporation or the Owner Trustee, as the case may be.

     (k)    Section 12 is amended as follows:

            (1) The first paragraph of Section 12(a) is amended by (A) deleting clause (i) and inserting the following in lieu thereof:

                (i) Unit 3, the Undivided Interest, the
          Unit  3  Site,  the Waterford  Plant  or  the
          Waterford  Plant  Site or  any  part  of  any
          thereof,   the   Operating   Agreement,   the
          issuance  or  payment of  the  Bonds  or  the
          Collateral    Bonds,    this    Participation
          Agreement  or any other Transaction  Document
          or  any  Underwriting  Agreement  (including,
          without    limitation,    the    performance,
          nonperformance or enforcement of any  of  the
          obligations    and   terms    hereunder    or
          thereunder),

     ;   (B)   deleting  subclause  (E)  from  the  parenthetical
     immediately   preceding  the  proviso  and   inserting   the
     following in lieu thereof:

                (E) any claim of any Indemnitee incurred in the administration of this Participation Agreement or any other Transaction Document and not paid as Transaction Expenses or Refunding Expenses or included in Facility Cost and, if not included in Transaction Expenses or Refunding Expenses, the reasonable fees and disbursements of counsel and other professionals incurred in connection therewith.

     ; (C) deleting clause (3) in the proviso and inserting the following in lieu thereof:

                (3) for any Transaction Expense to be paid by the Owner Trustee pursuant to Section 13(a) or Refunding
          Expenses to be paid by the Owner Trustee pursuant to the Refunding Agreement,

     ; and (D) deleting clause (5) in the proviso and inserting the following in lieu thereof:

               (5) in the case of the Indenture Trustee, the Collateral Trust Trustee or Funding Corporation, for any Claim based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement or any document or agreement in connection with the sale of Additional Bonds or Collateral Bonds which is based upon information furnished to the Lessee or its agents by such party expressly for use therein,

     (2) The second paragraph of Section 12(a) is amended by deleting the second sentence and inserting the following in lieu thereof:

                Nothing contained in this Participation
          Agreement  shall be construed as constituting
          a  guaranty by the Lessee of the principal of
          or  premium, if any, or interest on the Bonds
          or  the  Collateral Bonds or of the  residual
          value   or   useful  life  of  the  Undivided
          Interest.

     (3) Section 12(b)(1) is amended by deleting clauses (iv) through (vii) in the second paragraph thereof and inserting the following in lieu thereof:

                (iv)  the Transaction Documents or  the
          issuance,  refunding or  refinancing  of  the
          Bonds or the Collateral Bonds pursuant to the
          Indenture  or the Collateral Trust Indenture,
          or  any other document executed and delivered
          in   connection  with  the  consummation   or
          confirmation of the transactions contemplated
          by   the   Transaction   Documents   or   any
          Indemnitee's   interest   in   any   of   the
          foregoing,   or   the  execution,   issuance,
          delivery, acquisition or subsequent transfer of any of the foregoing (other than with respect to a reoptimization of the Bonds at the request of the Owner Participant pursuant to Section 2(c)), (v) the Indenture Estate or the property, or the income or other proceeds received with respect to the property, held by the Indenture Trustee under the Indenture,
          (vi)  Franchise Taxes imposed  on  the  Owner
          Participant or the Lessor to the extent provided in Section 12(b)(3), (vii) any Taxes imposed on Funding Corporation, or (viii) otherwise with respect to or in connection with the transactions contemplated by the Transaction Documents.

     (4) Section 12(b)(2) is amended by (a) adding the words "or Refunding Expenses" immediately after the words "Transaction Expenses" in clause (xi) thereof, and (b) by substituting "," for the  word  "or" between "Lessor" and "Indenture Trustee"  and  by
adding   "or  the  Collateral  Trust  Trustee"  after  "Indenture
Trustee" in clause (vi) thereof.

     (5)       The following is added to the end of Section 12:

                     (e)  Funding Corporation.  Section
          12(b)(2) shall not apply to any Tax imposed on Funding Corporation or the trust estate under the Collateral Trust Indenture.

     (l) Paragraph (c) of Section 13 is deleted and the following inserted in lieu thereof:

           (c) Post-Closing Expenses. The Lessee will pay (in addition to any amounts payable by it pursuant to
     Section 13(b)), as Supplemental Rent, (i) the ongoing fees, expenses, disbursements, administrative costs and other costs (including legal, accounting, pricing and other professional fees and expenses) of or incurred by the Owner Trustee, the Indenture Trustee, the Collateral Trust Trustee and the Owner Participant, including in connection with the issue, sale and purchase of Bonds and Collateral Bonds after the Closing Date, and (ii) all reasonable fees, expenses, disbursements and costs (including legal and other professional fees and expenses) incurred by the Owner Participant, the Owner Trustee, the Indenture Trustee and the Collateral Trust Trustee in connection with (a) any Default, Event of Default, Indenture Default or Indenture Event of Default, (b) the entering into or giving or withholding of any amendment, modification, supplement, waiver, consent or other action with respect to any Transaction Document, (c) any Event of Loss, Deemed Loss Event, Financial Event or Inchoate Financial Event, (d) any transfer of all or any part of the right, title and interest of the Indenture Trustee in, to and under the Transaction Documents, (e) any transfer of all or any part of the right, title and interest of the Owner Trustee in the Undivided Interest or in, to and under the Transaction Documents (except to the extent arising from any transfer by the Owner Participant of its right, title and interest in, to and under any of the Transaction Documents or the Trust Estate pursuant to Section 14), (f) any Special Transfer, (g) any refunding or reoptimization pursuant to Section 2(b) or 2(c) (except to the extent (i) constituting Transaction Expenses or Refunding Expenses, (ii) that the fees, expenses, disbursements and costs of the Owner Participant in connection with any refunding or reoptimization which does not require the utilization of Funding Corporation or any amendment to the documents shall exceed $50,000, or (iii) arising from any reoptimization in connection with a Tax Rate Change), (h) any removal or replacement of the Owner Trustee and (i) any amendment to a Decommissioning Trust Agreement.

     (m)    Section 19 is amended and restated as follows:

     SECTION 19.  Notices, etc.

            All communications, notices and consents provided for herein shall be in writing, including telex, telecopy or other wire transmission containing a request for assurance
     of   receipt   in   a   manner  typical  with   respect   to
     communications of that type, or mailed by registered or certified mail, and shall be addressed (i) if to the Owner Participant, at the address for notices set forth on
     Schedule 1; (ii) if to FNBC or the Owner Trustee, at 210 Baronne Street, New Orleans, Louisiana, 70112, Attention:
     Corporate Trust Department; (iii) if to IT or the Indenture Trustee, Four Albany Street, New York, New York 10006,
     Attention:   Corporate and Agency Group -  Public  Utilities
     Group; (iv) if to Funding Corporation, at c/o National Corporate Research, Ltd., 19 East Loockerman Street, Dover, Delaware 19901; (v) if to the Collateral Trust Trustee at Four Albany Street, New York, New York 10006, Attention:
     Corporate  and  Agency Group - Public Utilities  Group;  and
     (vi) if to the Lessee, at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer, or at such other address as any party (or its successors or permitted assigns hereunder) hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other parties hereto. All such communications, notices and consents given in the manner provided above shall be effective (x) if sent by telex, telecopy or other wire transmission, on the date of transmission thereof, or
     (y) if sent by mail, three Business Days after being mailed.

     (n) Schedule 5 to the Participation Agreement is amended to include the additional Pricing Assumptions set forth in Schedule
1 hereto.

     (o) Schedule 7 to the Participation is hereby amended in its entirety to read as set forth in Schedule 2 hereto.

     (p) Appendix A to the Participation Agreement is hereby amended as set forth in Schedule A-1 to Appendix A attached hereto.


                          ARTICLE TWO

                         MISCELLANEOUS
2
2.11.          Execution.

           This  PA  Amendment No. 1 may be executed in  separate
counterparts, each of which when so executed and delivered  shall
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.

2.12.          Governing Law.

           This PA Amendment No. 1 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New
York.

2.13.      Concerning the Owner Trustee.

           FNBC is entering into this PA Amendment No. 1 solely as Owner Trustee under the Trust Agreement and not in its individual
capacity.   Anything herein to the contrary notwithstanding,  all
and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements of FNBC, but are made and undertaken solely for the purpose of binding only the Trust Estate and nothing contained in this Participation Agreement shall entitle any person to any claim against FNBC in its individual capacity or any of its assets.

          IN WITNESS WHEREOF, the parties hereto have caused this PA Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized.

                              ESSL 2, INC., as Owner Participant


                              By
                                   ------------------------------
                                   Name:
                                   Title:

                              W3A FUNDING CORPORATION


                              By
                                   ------------------------------
                                   Name:
                                   Title:

                              FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity, but solely as Owner Trustee under the Trust
                              Agreement


                              By
                                   ------------------------------
                                   Name:
                                   Title:

                              BANKERS TRUST COMPANY, as Corporate
                              Indenture  Trustee  and  Collateral
                              Trust Trustee


                              By
                                   ------------------------------
                                   Name:
                                   Title:



                              STANLEY BURG, not in  his individual
                              capacity  but solely as Individual
                              Indenture Trustee

                              ENTERGY LOUISIANA, INC., as Lessee


                              By
                                   -----------------------------
                                   Name:
                                   Title:

                           Schedule 1

                       Pricing Assumptions



Basic Rent, Casualty Values and Special Casualty Values, as set forth in the Facility Lease, as amended by Lease Supplement No. 1, dated as of July 1, 1997, for dates occurring after the Refunding Date set forth below, have been computed on the basis of the following additional Pricing Assumptions which hereby supplement and amend Schedule 5 to the Participation Agreement:

3    Refunding Date:                 July 17, 1997

4    Interest Rate and
     Amortization of
     1997 Bonds:                     See Supplemental Indenture No. 2,
                                     dated as of July 1, 1997

5                                    Refunding  Expenses:    $483,821.86
                                     paid by the Owner Trustee on the
                                     Refunding Date from funds provided
                                     by the Owner Participant (amortized on
                                     a straight-line basis during the period
                                     commencing on the Refunding Date and
                                     ending on the last day of the Basic
                                     Lease Term).

6                                    Accrued   Interest:     $198,614.92
                                     paid by the Owner Trustee on the
                                     Refunding Date from Supplemental
                                     Rent paid by the Lessee as interest from July 2, 1997 to the Refunding Date on the Initial Series Bonds which are redeemed on the Refunding Date.

7                                    Premium:                $2,050,227.60
                                     paid  by the Owner Trustee on the
                                     Refunding  Date from a portion of the
                                     proceeds of the 1997 Bonds and the
                                     Additional Equity Investment in respect
                                     of the premium on the Initial Series
                                     Bonds redeemed on the Refunding Date.

8                                    1997   Bonds:            $46,632,000
                                     issued by the Owner Trustee in accordance with the Refunding Agreement, Supplemental Indenture No. 2, dated as of July 1, 1997, and other transaction Documents and not in excess of 105% of the outstanding principal amount of the Initial
                                     Series Bonds as of the Refunding Date.

9                                    Supplemental     Rent:   $198,614.92 paid
                                     by the Lessee on the Refunding Date.

8.   Additional Equity  Investment:  $774,227.60
                                     funded by the Owner Participant on the Refunding Date.

9.   Owner Participant's
     Marginal Federal Tax
     Rate as of 1993:                35%

10.  Owner Participant's
     Marginal State Tax Rate
       - as of 1989:                 17.53%
       - as of 1991:                 17%

11.  Tax Payment Method
       - as of 1992:                 93/7
       - as of 1993:                 97/3
       - as of 1994:                100/0

                                                        SCHEDULE 7
                                                            TO
                                                       PARTICIPATION
                                                         AGREEMENT


                     MODIFIED CASUALTY VALUES


                  Percentage of
    DATE          Facility Cost
 2 Oct 1989          15.35952855%
 2 Nov 1989          15.67197774%
 2 Dec 1989          15.98791855%
 2 Jan 1990          16.27311638%
 2 Feb 1990          19.01496153%
 2 Mar 1990          19.35647834%
 2 Apr 1990          19.69800342%
 2 May 1990          20.01269741%
 2 Jun 1990          20.33090811%
 2 Jul 1990          20.62202718%
 2 Aug 1990          25.61451484%
 2 Sep 1990          26.00774757%
 2 Oct 1990          26.37472705%
 2 Nov 1990          26.74580751%
 2 Dec 1990          27.12103481%
 2 Jan 1991          27.31664091%
 2 Feb 1991          27.66601253%
 2 Mar 1991          28.02033077%
 2 Apr 1991          28.36507412%
 2 May 1991          28.68560401%
 2 Jun 1991          29.00971582%
 2 Jul 1991          29.30938360%
 2 Aug 1991          29.61240017%
 2 Sep 1991          29.91880295%
 2 Oct 1991          30.20056380%
 2 Nov 1991          30.48547333%
 2 Dec 1991          30.77356673%
 2 Jan 1992          31.03681359%
 2 Feb 1992          31.30300224%
 2 Mar 1992          31.57216555%
 2 Apr 1992          31.83186299%
 2 May 1992          32.07717791%
 2 Jun 1992          32.32523423%
 2 Jul 1992          32.55877794%
 2 Aug 1992          32.79493151%
 2 Sep 1992          33.03372409%
 2 Oct 1992          33.25790054%
 2 Nov 1992          33.48458217%
 2 Dec 1992          33.71379696%
 2 Jan 1993          34.72955015%
 2 Feb 1993          34.94977548%
 2 Mar 1993          35.17246182%
 2 Apr 1993          35.39235265%
 2 May 1993          35.59790174%
 2 Jun 1993          35.80574785%
 2 Jul 1993          35.99911764%
 2 Aug 1993          36.19464833%
 2 Sep 1993          36.39236407%
 2 Oct 1993          36.57549028%
 2 Nov 1993          36.76066293%
 2 Dec 1993          36.94790488%
 2 Jan 1994          37.12044026%
 2 Feb 1994          37.29490371%
 2 Mar 1994          37.47131680%
 2 Apr 1994          37.64762307%
 2 May 1994          37.81029044%
 2 Jun 1994          37.97477562%
 2 Jul 1994          38.12548980%
 2 Aug 1994          38.27788821%
 2 Sep 1994          38.43198967%
 2 Oct 1994          38.57220409%
 2 Nov 1994          38.71398541%
 2 Dec 1994          38.85735113%
 2 Jan 1995          38.98670985%
 2 Feb 1995          39.11751414%
 2 Mar 1995          39.24978017%
 2 Apr 1995          39.38352428%
 2 May 1995          39.50446234%
 2 Jun 1995          39.62675189%
 2 Jul 1995          39.73610738%
 2 Aug 1995          39.84668492%
 2 Sep 1995          39.95849816%
 2 Oct 1995          40.05726029%
 2 Nov 1995          40.15712607%
 2 Dec 1995          40.25810786%
 2 Jan 1996          40.34591749%
 2 Feb 1996          40.43470838%
 2 Mar 1996          40.52449152%
 2 Apr 1996          40.61527798%
 2 May 1996          40.69471923%
 2 Jun 1996          40.77504823%
 2 Jul 1996          40.84391517%
 2 Aug 1996          40.91355169%
 2 Sep 1996          40.98396640%
 2 Oct 1996          41.04280824%
 2 Nov 1996          41.10230764%
 2 Dec 1996          41.16247195%
 2 Jan 1997          41.21094884%
 2 Feb 1997          41.25996746%
 2 Mar 1997          41.30953387%
 2 Apr 1997          41.35965418%
 2 May 1997          41.39538364%
 2 Jun 1997          41.43151237%
 2 Jul 1997          41.45309390%
 2 Aug 1997          43.87064090%
 2 Sep 1997          43.94186786%
 2 Oct 1997          43.99893984%
 2 Nov 1997          44.05664959%
 2 Dec 1997          44.11500425%
 2 Jan 1998          44.15906008%
 2 Feb 1998          44.20360824%
 2 Mar 1998          44.24865422%
 2 Apr 1998          44.29420359%
 2 May 1998          44.32514012%
 2 Jun 1998          44.35642237%
 2 Jul 1998          44.37293236%
 2 Aug 1998          44.38962684%
 2 Sep 1998          44.40650788%
 2 Oct 1998          44.40845572%
 2 Nov 1998          44.41042534%
 2 Dec 1998          44.41241695%
 2 Jan 1999          44.41241695%
 2 Feb 1999          44.41241695%
 2 Mar 1999          44.41241695%
 2 Apr 1999          44.41241695%
 2 May 1999          44.41241695%
 2 Jun 1999          44.41241695%
 2 Jul 1999          44.41241695%
 2 Aug 1999          44.41241695%
 2 Sep 1999          44.41241695%
 2 Oct 1999          44.41241695%
 2 Nov 1999          44.41241695%
 2 Dec 1999          44.41241695%
 2 Jan 2000          44.41241695%
 2 Feb 2000          44.41241695%
 2 Mar 2000          44.41241695%
 2 Apr 2000          44.41241695%
 2 May 2000          44.41241695%
 2 Jun 2000          44.41241695%
 2 Jul 2000          44.41241695%
 2 Aug 2000          44.41241695%
 2 Sep 2000          44.41241695%
 2 Oct 2000          44.41241695%
 2 Nov 2000          44.41241695%
 2 Dec 2000          44.41241695%
 2 Jan 2001          44.41241695%
 2 Feb 2001          44.41241695%
 2 Mar 2001          44.41241695%
 2 Apr 2001          44.41241695%
 2 May 2001          44.41241695%
 2 Jun 2001          44.41241695%
 2 Jul 2001          44.41241695%
 2 Aug 2001          44.41241695%
 2 Sep 2001          44.41241695%
 2 Oct 2001          44.41241695%
 2 Nov 2001          44.41241695%
 2 Dec 2001          44.41241695%
 2 Jan 2002          44.41241695%
 2 Feb 2002          44.41241695%
 2 Mar 2002          44.41241695%
 2 Apr 2002          44.41241695%
   2 May 2002        44.41241695%
   2 Jun 2002        44.41241695%
   2 Jul 2002        44.41241695%
   2 Aug 2002        44.41241695%
   2 Sep 2002        44.41241695%
   2 Oct 2002        44.41241695%
   2 Nov 2002        44.41241695%
   2 Dec 2002        44.41241695%
   2 Jan 2003        44.41241695%
   2 Feb 2003        43.01316322%
   2 Mar 2003        43.01316322%
   2 Apr 2003        43.01316322%
   2 May 2003        43.01316322%
   2 Jun 2003        43.01316322%
   2 Jul 2003        43.01534853%
   2 Aug 2003        41.61609480%
   2 Sep 2003        41.61609480%
   2 Oct 2003        41.61609480%
   2 Nov 2003        41.61609480%
   2 Dec 2003        41.61609480%
   2 Jan 2004        41.62048984%
   2 Feb 2004        41.40593760%
   2 Mar 2004        41.40593760%
   2 Apr 2004        41.40593760%
   2 May 2004        41.40593760%
   2 Jun 2004        41.40593760%
   2 Jul 2004        41.40593760%
   2 Aug 2004        41.40593760%
   2 Sep 2004        41.40593760%
   2 Oct 2004        41.40593760%
   2 Nov 2004        41.40593760%
   2 Dec 2004        41.40593760%
   2 Jan 2005        41.40593760%
   2 Feb 2005        41.38821372%
   2 Mar 2005        41.38821372%
   2 Apr 2005        41.38821372%
   2 May 2005        41.38821372%
   2 Jun 2005        41.38821372%
   2 Jul 2005        41.38821372%
   2 Aug 2005        41.37048984%
   2 Sep 2005        41.37048984%
   2 Oct 2005        41.37048984%
   2 Nov 2005        41.37048984%
   2 Dec 2005        41.37048984%
   2 Jan 2006        41.37048984%
   2 Feb 2006        41.10929581%
   2 Mar 2006        41.10929581%
   2 Apr 2006        41.10929581%
   2 May 2006        41.10929581%
   2 Jun 2006        41.10929581%
   2 Jul 2006        41.10929581%
   2 Aug 2006        40.84810178%
   2 Sep 2006        40.84810178%
   2 Oct 2006        40.84810178%
   2 Nov 2006        40.84810178%
   2 Dec 2006        40.84810178%
   2 Jan 2007        40.84810178%
   2 Feb 2007        40.54959431%
   2 Mar 2007        40.54959431%
   2 Apr 2007        40.54959431%
   2 May 2007        40.54959431%
   2 Jun 2007        40.54959431%
   2 Jul 2007        40.54959431%
   2 Aug 2007        40.25108685%
   2 Sep 2007        40.25108685%
   2 Oct 2007        40.25108685%
   2 Nov 2007        40.25108685%
   2 Dec 2007        40.25108685%
   2 Jan 2008        40.25108685%
   2 Feb 2008        39.65407193%
   2 Mar 2008        39.65407193%
   2 Apr 2008        39.65407193%
   2 May 2008        39.65407193%
   2 Jun 2008        39.65407193%
   2 Jul 2008        39.65407193%
   2 Aug 2008        39.05705700%
   2 Sep 2008        39.05705700%
   2 Oct 2008        39.05705700%
   2 Nov 2008        39.05705700%
   2 Dec 2008        39.05705700%
   2 Jan 2009        39.05705700%
   2 Feb 2009        37.80705700%
   2 Mar 2009        37.80705700%
   2 Apr 2009        37.80705700%
   2 May 2009        37.80705700%
   2 Jun 2009        37.80705700%
   2 Jul 2009        37.80705700%
   2 Aug 2009        36.55705700%
   2 Sep 2009        36.55705700%
   2 Oct 2009        36.55705700%
   2 Nov 2009        36.55705700%
   2 Dec 2009        36.55705700%
   2 Jan 2010        36.55705700%
   2 Feb 2010        35.30705700%
   2 Mar 2010        35.30705700%
   2 Apr 2010        35.30705700%
   2 May 2010        35.30705700%
   2 Jun 2010        35.30705700%
   2 Jul 2010        35.31527847%
   2 Aug 2010        34.06527847%
   2 Sep 2010        34.06527847%
   2 Oct 2010        34.06527847%
   2 Nov 2010        34.06527847%
   2 Dec 2010        34.06527847%
   2 Jan 2011        34.08181327%
   2 Feb 2011        31.74972372%
   2 Mar 2011        31.74972372%
   2 Apr 2011        31.74972372%
   2 May 2011        31.74972372%
   2 Jun 2011        31.74972372%
   2 Jul 2011        31.77123864%
   2 Aug 2011        29.43914909%
   2 Sep 2011        29.43914909%
   2 Oct 2011        29.43914909%
   2 Nov 2011        29.43914909%
   2 Dec 2011        29.43914909%
   2 Jan 2012        29.46569977%
   2 Feb 2012        27.13361021%
   2 Mar 2012        27.13361021%
   2 Apr 2012        27.13361021%
   2 May 2012        27.13361021%
   2 Jun 2012        27.13361021%
   2 Jul 2012        27.15269180%
   2 Aug 2012        24.82060225%
   2 Sep 2012        24.82060225%
   2 Oct 2012        24.82060225%
   2 Nov 2012        24.82060225%
   2 Dec 2012        24.82060225%
   2 Jan 2013        24.83213128%
   2 Feb 2013        23.71272829%
   2 Mar 2013        23.71272829%
   2 Apr 2013        23.71272829%
   2 May 2013        23.71272829%
   2 Jun 2013        23.71272829%
   2 Jul 2013        23.72425732%
   2 Aug 2013        22.60485433%
   2 Sep 2013        22.60485433%
   2 Oct 2013        22.60485433%
   2 Nov 2013        22.60485433%
   2 Dec 2013        22.60485433%
   2 Jan 2014        22.61638336%
   2 Feb 2014        20.83466694%
   2 Mar 2014        20.83466694%
   2 Apr 2014        20.83466694%
   2 May 2014        20.83466694%
   2 Jun 2014        20.83466694%
   2 Jul 2014        20.84958769%
   2 Aug 2014        19.06787127%
   2 Sep 2014        19.06787127%
   2 Oct 2014        19.06787127%
   2 Nov 2014        19.06787127%
   2 Dec 2014        19.06787127%
   2 Jan 2015        19.08622164%
   2 Feb 2015        17.30450522%
   2 Mar 2015        17.30450522%
   2 Apr 2015        17.30450522%
   2 May 2015        17.30450522%
   2 Jun 2015        17.30450522%
   2 Jul 2015        17.32285559%
   2 Aug 2015        15.54113917%
   2 Sep 2015        15.54113917%
   2 Oct 2015        15.54113917%
   2 Nov 2015        15.54113917%
   2 Dec 2015        15.54113917%
   2 Jan 2016        15.55948954%
   2 Feb 2016        13.77777313%
   2 Mar 2016        13.77777313%
   2 Apr 2016        13.77777313%
   2 May 2016        13.77777313%
   2 Jun 2016        13.77777313%
   2 Jul 2016        13.77777313%
   2 Aug 2016        11.99605671%
   2 Sep 2016        11.99605671%
   2 Oct 2016        11.99605671%
   2 Nov 2016        11.99605671%
   2 Dec 2016        11.99605671%
   2 Jan 2017        11.99605671%
   2 Feb 2017        11.96077734%
   2 Mar 2017        11.96077733%
   2 Apr 2017        11.96077733%
   2 May 2017        12.00875795%
   2 Jun 2017        12.05727476%
   2 Jul 2017        12.17360056%

                                                     SCHEDULE A-1
                                                          TO
                                                      APPENDIX A
                                                    (Definitions)



      Appendix A ("Definitions") to the Participation Agreement and the other Transaction Documents (as defined therein) is hereby amended as follows:

      (a)  The following definitions are deleted from Appendix A:
"Authenticating Agent", "Authorized Agent", "Bond Registrar", "Initial Interest Payment Date", "Paying Agent", "Place of Payment", "Predecessor Bonds", "Regular Record Date" and "Special Record Date".

     (b)  The following definitions are added to Appendix A:

           (1) "Additional Equity Investment" shall have the meaning ascribed thereto in the Refunding Agreement.

           (2) "Collateral Bonds" shall mean all bonds, notes and other evidences of indebtedness from time to time issued and outstanding under the Collateral Trust Indenture.

           (3) "Collateral Trust Indenture" shall mean (x) in respect of the refunding of the Initial Series Bonds, the Collateral Trust Indenture, dated as of July 1, 1997, among the Lessee, Funding Corporation and the Collateral Trust Trustee, and
(y) in respect of any refunding from time to time of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, the related collateral trust indenture, in form and substance satisfactory to the Owner Participant, among the Lessee, Funding Corporation and the Collateral Trust Trustee.

           (4) "Collateral Trust Trustee" shall mean (x) in respect of the Collateral Trust Indenture entered into in connection with the refunding of the Initial Series Bonds, Bankers Trust Company, a New York banking corporation, and its successors or assigns, and (y) in respect of any Collateral Trust Indenture utilized in connection with the refunding of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, the bank or trust company acting as trustee thereunder and its successors or assigns.

          (5) "Funding Corporation" shall mean (x) in respect of the refunding of the Initial Series Bonds, W3A Funding Corporation, a Delaware corporation, and (y) in respect of any refunding of Additional Bonds pursuant to Section 2(b) of the Participation Agreement, any special-purpose entity that issues Collateral Bonds to provide funds to refund such Additional Bonds.

           (6)   "LP&L"  means Entergy Louisiana, Inc.  (formerly
Louisiana Power & Light Company), a Louisiana corporation, and its permitted successors and assigns.

           (7) "1997 Bonds" shall have the meaning set forth in the Refunding Agreement.

           (8) "Refunding Agreement" shall mean the Refunding Agreement No. 3, dated as of June 27, 1997, among the Owner Participant, the Owner Trustee, Funding Corporation, the Indenture Trustee, the Collateral Trust Trustee and the Lessee.

           (9) "Refunding Collateral Bonds" shall mean any one or more series of Collateral Bonds issued and sold by Funding
Corporation, a portion of the proceeds of which will be applied to the refunding of the Initial Series Bonds or any Additional Bonds.

          (10) "Refunding Expenses" shall have the meaning set forth in Section 3.01 of the Refunding Agreement.

          (11) "Refunding Loan" shall have the meaning set forth in Section 2(b) of the Participation Agreement.

      (c) The following definitions in Appendix A are revised as set forth below:

           (1) The definition of "Indemnitees" is amended and restated as follows:

                     "Indemnitees"  shall mean  FNBC,  the  Owner
          Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and the Collateral Trust Trustee, each in their individual and fiduciary capacities, the Owner Participant, Funding Corporation, the Trust, the Trust Estate, the Indenture Estate, the indenture estate under the Collateral Trust Indenture, any Affiliate of any of the foregoing and the respective successors, assigns, agents, shareholders, officers, directors or employees of any of the foregoing.

           (2) The definition of "Net Economic Return" is hereby amended and restated to be as follows:

                         "Net Economic Return" shall mean:

                               (i)   the  net after-tax  economic
               yield expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds (as defined in the Indenture) with respect to the Undivided Interest, calculated using the Assumptions and the computations of Basic Rent, Casualty Values and Special Casualty Values derived therefrom (the "Schedules and Assumptions") as such yield shall be adjusted pursuant to and in accordance with Section 3 of the Facility Lease or as agreed between the Lessee and the Owner Participant; and

                              (ii) the sum of after-tax cash flow
               over the Basic Lease Term at least equal to that expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds calculated using the Schedules and Assumptions (the "Original After-Tax Cash Flow"); and

                               (iii)  the same general pattern of
               after-tax Earnings originally expected by the Owner Participant as of the date of the initial authentication and delivery of the 1997 Bonds calculated using the Schedules and Assumptions.

           Notwithstanding the above, nothing in this definition shall be construed to obligate the Lessee to restore any portion of a reduction in Earnings where such portion of the reduction is due to events other than changes in Basic Rent provided for in the Transaction Documents, including, by example, changes in Financial Accounting Standards Board Statement No. 13 occurring after the date of the initial authentication and delivery of the 1997 Bonds.

           For the purposes of this definition, the Assumptions shall be deemed to include the assumptions that (i) the Owner Participant is fully taxable during the entire Basic Lease Term (provided, however, that nothing in this definition or the Participation Agreement shall be construed to be a representation by the Owner Participant as to the actual residual value assumed by the Owner Participant for purposes of calculating its earnings according to Financial Accounting Standards Board Statement No. 13 accounting or for any other purpose) and (ii) none of the equity investment is comprised of borrowed funds.

           (3) The definition of "Obligor" is amended and restated as follows:

                     "Obligor", when used with reference  to  the
          Bonds, the Indenture, the Collateral Bonds or the Collateral Trust Indenture, means the Lessee and any successor to the obligations of the Lessee under the Lease, and does not include the Indenture Trustee, the Collateral Trust Trustee, the Funding Corporation, the Owner Trustee or the Owner Participant so long as none of the foregoing shall have assumed such obligations; provided, however, that no reference in the Indenture to the Lessee as an Obligor shall be construed as implying any guaranty or assumption by the Lessee of the Bonds or the Collateral Trust Bonds or the obligations represented thereby.

           (4) The definition of "Officers' Certificate" is amended and restated as follows:

                      "Officers'   Certificate"  shall   mean   a
          certificate signed by the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Person with respect to which such term is used.

           (5) The definition of "Registration Statement" is amended and restated as follows:

           "Registration Statement" shall mean a registration statement, including all exhibits and all documents incorporated in such registration statement by reference, filed with the SEC under the Securities Act with respect to (x) in the case of the transactions contemplated to occur on the Closing Date, the offer, issue and sale of the Initial Series Bonds, and (y) in the case of the transactions contemplated to occur on any Refunding Date, the offer, issue and sale of any Refunding Collateral Bonds or Additional Bonds.

           (6) The definition of "Responsible Officer" is amended by adding the following after the words "shall mean" in the first line thereof:

                     (i)   when used with respect to the Trustee,
          any officer within the Corporate Trust Office including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject, and (ii)

and by adding word "other" after the words "agreement or obligation of any" in the second line thereof.

           (7) The definition of "Transaction Documents" is amended by adding the words" and the Collateral Trust Indenture, the Refunding Agreement and the Collateral Bonds" after the word
"Bonds".

           (8) The definition of "Underwriting Agreement" is amended and restated as follows:

          "Underwriting Agreement" shall mean (x) with respect to the Initial Series Bonds, Underwriting Agreement No. [See Additional Information], dated September 21, 1989, among the Owner Trustee, the Lessee, and the underwriter or underwriters for the Initial Series Bonds, and (y) with respect to any Refunding Collateral Bonds or Additional Bonds, the underwriting agreement among the Lessee, Funding Corporation or the Owner Trustee (as the case may be), and the underwriter or underwriters for such Collateral Bonds or Additional Bonds relating to the purchase, sale and delivery thereof.

                  SUPPLEMENTAL INDENTURE NO. 2

                    dated as of July 1, 1997

                               to

                    INDENTURE OF MORTGAGE AND
                       DEED OF TRUST NO. 3

                 dated as of September 1, 1989,
                        as supplemented,

                             between

                FIRST NATIONAL BANK OF COMMERCE,
                 not in its individual capacity
    but solely as Owner Trustee under Trust Agreement No. 3,
               dated as of September 1, 1989, with
                     the Owner Participant,

                               and

                     BANKERS TRUST COMPANY,
                 as Corporate Indenture Trustee,

                               and

                          STANLEY BURG,
                 as Individual Indenture Trustee



          Original Indenture Recorded On September 27,
      1989 in Book No. _____, Page ____ as Entry No. _____
                  in the Conveyance Records of
                  St. Charles Parish, Louisiana

   The Supplemental Indenture No. 2, dated as of July 1, 1997, to Indenture of Mortgage and Deed of Trust No. 3, dated as of
September 1, 1989 (the "Original Indenture"; the Original Indenture, as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and by this Supplemental Indenture No. 2, and as it may be further supplemented or amended from time to time by all other indentures supplemental thereto, being hereinafter referred to as the "Indenture"), between First National Bank of Commerce, a national banking association having its principal office and mailing address at 210 Baronne Street, New Orleans, Louisiana 70112, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as the Owner Trustee (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Original Indenture as modified by Schedule A-1 thereto, a copy of Schedule A-1 being attached hereto as Exhibit C), Bankers Trust Company, a New York banking corporation and successor in interest under the Indenture to First Trust of New York, National Association, as Corporate Indenture Trustee (the "Corporate Indenture Trustee" and, for all purposes of the Indenture except as may be required pursuant to
Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), and Stanley Burg, as successor in interest under the Indenture to Patrick J. Crowley as Individual Indenture Trustee (the "Individual Indenture Trustee" and, solely as may be required pursuant to Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), each having its principal office and mailing address at Four Albany Street, New York, New York 10006,
Attention:  Corporate Trust and Agency-Public Utilities Group,

                          WITNESSETH:

   Whereas, the Owner Trustee and the Lessee have executed and delivered to the Indenture Trustee the Original Indenture and Supplemental Indenture No. 1 pursuant to which the Owner Trustee issued the Initial Series Bonds;

   Whereas, Section 1.03 of Supplemental Indenture No. 1 provides that the Initial Series Bonds may be subject to redemption, on and after July 2, 1994, at the option of the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Prices set forth therein;

   Whereas, the original Indenture Trustee and the successor Indenture Trustee have executed and delivered, and the Owner Trustee and the Lessee have acknowledged and accepted, an instrument in substantially the form of Exhibit B hereto, under which the original Indenture Trustee has resigned its appointment as Indenture Trustee and the successor Indenture Trustee has accepted its appointment as successor Indenture Trustee effective June 27, 1997;

  Whereas, the Owner Trustee desires to issue Additional Bonds to or upon the order of Funding Corporation as an integral step in the refunding of the Initial Series Bonds and to enter into this Supplemental Indenture No. 2 to establish the terms, conditions, designations and forms of such Additional Bonds;

   Whereas, the parties hereto further desire to enter into this Supplemental Indenture No. 2 in order to evidence the succession of the new Indenture Trustee and to amend the Indenture in a number of respects in light of the execution and delivery of the Collateral Trust Indenture and the issuance by Funding Corporation of Collateral Bonds in connection with the refunding of the Initial Series Bonds;

  Whereas, Section 10.01 of the Original Indenture provides that, without the consent of the Holders of any Bonds, the parties thereto at any time and from time to time may enter into one or more supplements to the Original Indenture in order to establish the form and terms of Bonds of any series permitted by Sections
2.01 and 2.04 of the Original Indenture, to evidence the succession of a new trustee or co-trustee under the Indenture, and (subject to the limitations provided therein) to change or eliminate any provision of the Indenture;

   Whereas, all action on the part of the Owner Trustee and the Indenture Trustee necessary to authorize the execution and delivery of this Supplemental Indenture No. 2 and the issuance of the aforesaid Bonds has been duly taken; and

  Whereas, all acts and things necessary (x) to make the Bonds of the series herein created and established, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Owner Trustee and (y) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms have been done and performed, and the execution of this Supplemental Indenture No. 2 and the creation and issuance under the Indenture of such Bonds have in all respects been duly authorized;

   Now, Therefore, in order to establish the form and terms, and to authorize the authentication and delivery, of the Bonds of the series herein created and established, and in consideration of the premises, of the purchase of such Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Trustee covenants and agrees with the Indenture Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:

                          ARTICLE ONE

                    Amendments to Indenture

1.   Section 1.01.  Amendments.

     (a) The Indenture is hereby amended by deleting the Lessee as a party thereto and the "Reconciliation and Tie" included
therewith.   The  Indenture  is hereby  further  amended  in  the
following respects:

     (b)       Article One is amended as follows:

          (1) Section 1.01 is deleted and the following inserted in lieu thereof:

           "Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires:

                     (a)   capitalized terms used herein and  not
          defined herein have the respective meanings specified in Appendix A hereto as modified by Schedule A-1 thereto, and the rules of construction specified in such Appendix are applicable to this Indenture; and

                     (b)   all  accounting  terms  not  otherwise
          defined  herein have the meanings assigned to  them  in
          accordance    with   generally   accepted    accounting
          principles."

          (2) Paragraph (a) of Section 1.04 is deleted and the following inserted in lieu thereof:

                     "(a)  Any  request,  demand,  authorization,
          direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor, signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Owner Trustee and the Lessee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 8.01, conclusive in favor of the Indenture Trustee, the Owner Trustee and the Lessee if made in the manner provided in this Section."

          (3) Section 1.05 is deleted and the following inserted in lieu thereof:

           "Section 1.05. Notices, etc. to Indenture Trustee, Lessee, Owner Trustee and Owner Participant. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (a)  the Indenture Trustee by any Holder, by
          the Owner Trustee or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Indenture Trustee addressed to it at the address of the Corporate Trust Office; or

                     (b)   the  Owner  Trustee by  the  Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Lessee by the Owner Trustee for such purpose; or

                     (c)  the Lessee by the Indenture Trustee, by
          any Holder or by the Owner Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Lessee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Owner Trustee by the Lessee for such purpose; or

                     (d)   the Owner Participant by the Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Participant addressed to it at its address specified in
          Section 17 of the Participation Agreement or at any other address previously furnished in writing to the Lessee or the Indenture Trustee for such purpose."

          (4) The text of Section 1.07 is deleted and the caption "[Reserved]" is inserted in lieu of the existing caption, "Conflict with Trust Indenture Act."

          (5) Section 1.13 is deleted and the following inserted in lieu thereof:

           "Section 1.13. Legal Holidays. In the event that any payment of interest or principal, or both, and premium, if any, to be made hereunder or in respect of the Bonds of any series is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest shall accrue for the period from and after such stated due date."

     (c)       Article Two is amended as follows:

          (1) Paragraph (b) of Section 2.02 is deleted and the following inserted in lieu thereof:

                     "(b) No Bond shall be secured by or entitled
          to any benefit under this Indenture or be valid or obligatory for any purpose hereunder unless there appears on such Bond a certificate of authentication, substantially in the form provided above, executed manually by the Indenture Trustee by an Authorized Officer thereof, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder."

          (2) Section 2.04(b) is deleted and the following inserted in lieu thereof:

                     "(b) The Bonds may be issued in one or more series. The terms, conditions, designations and forms of the Bonds of any series shall be consistent with the provisions of this Indenture and shall be established in the Series Supplemental Indenture creating the Bonds of such series."

          (3) Section 2.05(a)(3) is amended by deleting the text "(or, if applicable, the Authenticating Agent)" from clause (A) thereof.

          (4) Section 2.06 is deleted and the following inserted in lieu thereof:

           "Section 2.06. Form and Denominations. The Bonds of any series shall be issued only in fully registered form and in denominations of original principal amount of $500,000 or greater, unless otherwise provided in the Series Supplemental Indenture creating the Bonds of such series."

          (5) Section 2.08 is deleted and the following inserted in lieu thereof:

          "Section 2.08.  Restrictions on Transfer Resulting from
     Federal Securities Laws and ERISA; Legend.

                    (a)  If not prohibited by the Securities Act,
          each Bond of any series shall be delivered to the initial Holder thereof without registration of such Bond under the Securities Act and without qualification of this Indenture under the Trust Indenture Act. Prior to any transfer of any such Bond, in whole or in part, to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee either (i) a written representation and warranty of such Holder to the effect that the transferee of such Bond and all Persons to which such Bond shall have been offered are "accredited investors" or "qualified institutional buyers" within the meaning of Regulation D or Rule 144A, respectively (or, in each case, any successor thereto) under the Securities Act, or (ii) an opinion of counsel to the effect that such transfer will not violate the registration requirements of the Securities Act or require the qualification of this Indenture under the Trust Indenture Act.

                Such written representation and warranty and opinion of counsel, as well as counsel rendering any such opinion, shall be reasonably satisfactory to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee. All Bonds issued hereunder from time to time without registration thereof under the Securities Act shall in each case be endorsed with a legend reading substantially as follows:

                          This Bond has not been registered under
               the Securities Act of 1933, as amended, and may not be transferred, sold or offered for sale in violation of such Act or otherwise except in compliance with Section 2.08 of the Indenture.

                     (b)   Prior to any transfer, in whole or  in
          part, of any Bond issued hereunder without registration thereof under the Securities Act to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee a written representation and warranty to the effect that neither the transfer of such Bond to, nor the ownership of such Bond by, such transferee will cause such transferee, or any such Person, to be engaged in a "prohibited transaction", as defined in section 406 of ERISA or section 4975 of the Code, which is not at such time subject to an exemption contained in ERISA or in the
          rules,   regulations,  releases  or  bulletins  adopted
          thereunder."

                     (c)   Notwithstanding the foregoing, no Bond
          issued to Funding Corporation shall be transferred without the prior written consent of the Owner Trustee, provided, however, that each Bond may be pledged with the Collateral Trust Trustee and sold by the Collateral Trust Trustee in accordance with the Collateral Trust Indenture.

          (6) Section 2.09 is deleted and the following inserted in lieu thereof:

           "Section  2.09.  Registration, Transfer and  Exchange.
     (a) The Indenture Trustee on behalf of the Owner Trustee shall maintain at the Corporate Trust Office a register ("Bond Register") for the purpose of registration, and registration of transfer and exchange, of the Bonds by series in which shall be entered the names and addresses of the owners of such Bonds and the principal amounts and serial or other identifying numbers of the Bonds owned by such Persons. Unless otherwise provided in respect of the Bonds of a particular series, the Indenture Trustee is hereby appointed transfer agent and registrar for the Bonds of all series.

           (b) A Holder of a Bond intending to register the transfer of any Outstanding Bond held by such Holder (including any transfer in the form of a pledge or assignment) or to exchange any Outstanding Bond held by such Holder for a new Bond or Bonds of the same series shall surrender such Outstanding Bond at the Corporate Trust Office, duly endorsed and accompanied by the written request of such Holder or of its attorney duly authorized in writing (in each case with signatures guaranteed) in form and substance reasonably satisfactory to the Indenture Trustee, for the registration of such Bond in the name of any transferee (including any pledgee or assignee in the case of a transfer in the form of a pledge or assignment) or for the issuance of a new Bond or Bonds of the same series, specifying the authorized denomination or denominations of any new Bond or Bonds to be issued and the name and address and taxpayer identification number of the Person or Persons in whose name or names the Bond or Bonds are to be registered (either as pledgee or assignee or as owner). Promptly upon receipt by the Indenture Trustee of the foregoing and satisfaction of the requirements of paragraph
     (d) hereof and Section 2.08, the Indenture Trustee shall register such Bond or Bonds in the name or names of the Person or Persons specified in the written request and, if a new Bond or Bonds are to be issued, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver such new Bond or Bonds of the same series, in the same aggregate principal amount and dated the same date as the Outstanding Bond surrendered, in the authorized denomination or denominations specified in the written request. The Indenture Trustee shall make a notation on each new Bond of the amount of all payments of principal theretofore made on the predecessor Bond or Bonds and the date to which interest on such predecessor Bond or Bonds has been paid.

           (c) Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the Indenture Trustee shall not be required to register transfers or exchanges of the Bonds of any series on any date fixed for the payment of principal of or interest on the Bonds of such series or during the fifteen days preceding any such date.

           (d) As a condition to registration of transfer or exchange of any Bond, the Indenture Trustee and the Owner Trustee may charge the Holder thereof for any stamp taxes or governmental charges required to be paid with respect to such registration of transfer or exchange.

          (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Owner Trustee evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

          (f) All Bonds surrendered to the Indenture Trustee for registration of transfer or exchange or for payment in full (whether at the scheduled final maturity thereof, upon redemption or otherwise) shall be canceled by it; and no Bonds shall be issued in lieu thereof except as expressly permitted hereunder. Subject to any Applicable Law to the contrary, the Indenture Trustee shall destroy canceled Bonds held by it in accordance with its customary practices in effect from time to time and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Bonds, such acquisition shall not operate as a redemption of or the satisfaction of the indebtedness represented by such Bonds unless and until the same shall be delivered to the Indenture Trustee for cancellation.

          (g) The Bond Register shall at all reasonable times be open for inspection by any Holder. Upon receipt of a written request by any Holder, by the Owner Trustee or by the Lessee, the Indenture Trustee shall furnish such Person, at its expense, with a list of the names and addresses of all Holders entered on the Bond Register, indicating the series, principal amount and serial or other identifying number of each Bond held by each such Holder."

          (7) Paragraphs (a) and (b) of Section 2.10 are deleted and the following inserted in lieu thereof:

                               "(a)  If (i) any mutilated Bond is
               surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee evidence to its satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by it to save it and the Owner Trustee harmless (provided, however, that if the Holder of such Bond is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee and the Owner Trustee shall constitute sufficient security and indemnity for such purposes), then, in the absence of notice to the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of the same series, in the same original principal amount and bearing an identification number not contemporaneously outstanding. The Indenture Trustee shall make a notation on each such new Bond of (i) the aggregate amount of all payments of principal theretofore made on the Bond so mutilated, destroyed, lost or stolen and (ii) the date to which interest on such predecessor Bond has been paid.

                    (b)  [Reserved]"

          (8) Section 2.11 is deleted and the following inserted in lieu thereof:

            "Section 2.11. Payments. Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the principal of and premium, if any, and interest on each Bond shall be payable at the Corporate Trust Office in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that if so requested in writing by the Holder of any Bond, all amounts (other than the final payment) payable with respect to such obligation shall be paid by crediting the amount to be distributed to such Holder to an account maintained by it with the Indenture Trustee or by the Indenture Trustee transferring such amount by wire transfer of immediately available funds as soon as practicable but in any event no later than the close of business on the date of receipt (assuming the Indenture Trustee has received such funds prior to 1:00 p.m., New York City time, on the same day) to such other bank in the United States having an account with a Federal Reserve Bank, as shall have been specified in such notice, for credit to the account of such Holder maintained at such bank, any such credit or transfer pursuant to this Section to be in immediately available funds, without any presentment or surrender of such Bond; provided further, however, that any final payment on any such Bond shall be made only against presentment and surrender thereof at the Corporate Trust Office."

          (9) The text of Section 2.12 following the caption "Persons Deemed Owners" is deleted and the following inserted in lieu thereof:

               "The Owner Trustee and the Indenture Trustee shall deem the Person in whose name any Bond is registered in the Bond Register as the absolute owner of such Bond for the purpose of receiving payment of all amounts payable with respect to such Bond and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary."

          (10)  The following section is added to the end of Article Two:

           "Section 2.17. Certain Adjustments to Sinking Fund or Amortization Schedules. The sinking fund or principal amortization schedules, as the case may be, and stated maturity of the Outstanding Bonds of any series may be adjusted at the discretion of the Owner Trustee under the circumstances and subject to the conditions set forth in paragraphs (b) and (c) of Section 2 of the Participation Agreement; provided, however, that no such adjustment to the sinking fund or the principal amortization schedules or stated maturity of the Outstanding Bonds of any series shall
     (x)  cause  the  average life of the Bonds  of  such  series
     (measured from the date of initial issuance thereof and calculated in accordance with generally accepted financial practice) to be decreased or increased by more than six months, or (y) extend the final maturity of the Bonds of such series. If it elects to make such an adjustment, the Owner Trustee shall deliver to the Indenture Trustee and the Lessee, at least 40 days prior to the first payment date proposed to be affected by such adjustment, an Owner Trustee Request, prepared by the Owner Participant and the Lessee,
     (x) stating that the Owner Trustee has elected to make such adjustment, (y) attaching the revised payment and maturity schedules for each of the Outstanding Bonds, and (z) attaching calculations showing that the average life of the Outstanding Bonds of the series affected thereby shall not be decreased or increased except as permitted by this Section. The Indenture Trustee may conclusively rely on such Owner Trustee Request and shall have no duty with respect to the calculations referred to in the foregoing clause (z), other than to make such Owner Trustee Request available for inspection by each Holder of Outstanding Bonds of the series affected thereby at the Corporate Trust Office upon reasonable notice. Promptly after receipt of such Owner Trustee Request, and in any event at least thirty (30) days prior to the first payment date proposed to be affected thereby, the Indenture Trustee shall send to each Holder of Outstanding Bonds of the series affected thereby, in the manner provided in Section 1.06, a copy of a revised payment schedule for such Bonds after giving effect to such adjustment."

     (d) Article Three is amended to add the following to the end of paragraph (d) of Section 3.01:

                           ";  provided,  however,  that  if  the
               Indenture Trustee has been directed by any Holder or Holders to make payments by wire transfer pursuant to Section 2.11, any amounts received by the Indenture Trustee after 1:00 p.m., New York City time, may be distributed on the following Business Day."

     (e)       Article Four is amended as follows:

          (1) Section 4.03 is amended in the following respects: (A) The reference in the first sentence of paragraph (a) to "or with any Paying Agent" is deleted; (B) paragraph (b) is deleted; and
     (C) paragraph (c) is deleted and the following inserted in lieu thereof:

               "(b)  [Reserved]"

                     (c)   Any money deposited with the Indenture
          Trustee in trust for the payment of the principal of, and premium, if any, and interest on, any Bond and remaining unclaimed for three years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium, if any, or interest has become due and payable shall be paid to the Owner Trustee on Owner Trustee Request (to the extent such moneys shall have been deposited by the Owner Trustee) or to any other Person on its written request (to the extent such moneys shall have been deposited by such other Person); and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Owner Trustee or such other Person, for payment thereof, and all liability of the Indenture Trustee with respect to such money shall thereupon be discharged."

          (2) Section 4.04 is deleted and the following inserted in lieu thereof:

          "Section 4.04  [Reserved]"

          (3) Paragraph (a) of Section 4.06 is deleted and the following inserted in lieu thereof:

                     "(a)  Pursuant  to Section  9(b)(2)  of  the
          Participation Agreement, the Lessee has covenanted to maintain the priority of the Lien created by this Indenture. The Indenture Trustee shall, at the request and expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), execute and deliver to the Lessee and the Lessee shall file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture as may be necessary to protect, perfect and preserve such Lien. At any time and from time to time, upon the request of the Lessee or the Indenture Trustee, at the expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Lessee or the Indenture Trustee may reasonably request in order for the Indenture Trustee to obtain the full benefits of the Lien created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Lessee or the Indenture Trustee, the Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), any certificate of title or any other document, in each case relating to the Liens created by this Indenture, as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Trustee shall execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture as may be reasonably specified from time to time in written instructions of any Holder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so to be filed)."

          (4) Section 4.09 is deleted and the following inserted in lieu thereof:

           "Section 4.09. Notices of Default. The Owner Trustee shall give to the Indenture Trustee, promptly after having obtained knowledge thereof, notice in the manner provided in
     Section 1.05 of any Indenture Default or Indenture Event  of
     Default."

          (5)       The first eight words of Section 4.10 following the
caption   "Performance  of  Obligations"  are  deleted  and   the
following inserted in lieu thereof:

               "The Owner Trustee shall not"

          (6) Section 4.12 is deleted and the following inserted in lieu thereof:

               "Section 4.12 [Reserved]"

     (f)       Article Five is amended as follows:

          (1)       The following is added to the end of Section 5.01:

                           "This   Article  does  not  apply   to
               installment payments of principal of the Bonds of any series as contemplated in Section 6.03."

          (2) Subparagraph (5) of Section 5.05(b) is deleted and the following inserted in lieu thereof:

                         "(5) if such Bonds are to be redeemed in
               full, the place or places where such Bonds are to be surrendered for payment of the Redemption
               Price, and"

          (3) The second sentence of Section 5.06 is deleted and the following inserted in lieu thereof:

                          "Upon  surrender of any such  Bond  for
               redemption in accordance with such notice, such Bond or portion thereof shall be paid at the Redemption Price, together with accrued interest, if any, to the Redemption Date."

          (4) Section 5.07 is deleted and the following inserted in lieu thereof:

          "Section 5.07. Bonds Redeemed in Part. Any Bond which is to be redeemed only in part may be surrendered at the Corporate Trust Office (with, if the Owner Trustee or Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Lessee shall cause to be prepared, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series, in any authorized denomination requested by such Holder and in an aggregate unpaid principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered."

     (g) Article Six is deleted and the following inserted in lieu thereof:

                          "ARTICLE SIX

              Sinking Funds; Installment Payments

            Section 6.01. Applicability of Article. The provisions of this Article shall apply (x) to any sinking fund established for the retirement of the Bonds of a particular series and (y) to the Bonds of any series the principal of which is subject to amortization in installments.

            Section 6.02. Sinking Funds. (a) Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Bonds of the series created thereby (a "Sinking Fund"), in accordance with which the Owner Trustee shall be required to redeem on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, a "Sinking Fund Redemption Date") corresponding principal amounts of the Bonds of such series (any such corresponding amount, a "Sinking Fund Requirement").

           (b) If there shall have been a redemption, otherwise than pursuant to a Sinking Fund, of less than all the Bonds of a series to which a Sinking Fund is applicable (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Sinking Fund Requirements applicable to the Bonds of such series for each Sinking Fund Redemption Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Sinking Fund Requirement by
     (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of such Redeemed Bonds; provided, however, that the remaining Sinking Fund Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Sinking Fund Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Sinking Fund Requirements to be made in the inverse order of the respective Sinking Fund Redemption Dates corresponding thereto.

           (c) Particular Bonds to be redeemed pursuant to a Sinking Fund shall be selected in the manner provided in
     Section 5.04, and notice of such redemption shall be given in the manner provided in Section 5.05.

           Section 6.03. Installment Payments. (a) Any Series Supplemental Indenture may provide for the amortization of the principal amount of the Bonds of the series created thereby through installment payments of the principal of each Bond of such series, in accordance with which the Owner Trustee shall be required to pay on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, an "Amortization Date") corresponding installments of principal of each Bond of such series (any such installment payment of principal, an "Amortization Requirement").

           (b) If there shall have been a redemption (any installment payment pursuant to this Section 6.03 not being considered for such purpose a redemption) of less than all the Bonds of a series subject to installment payments as contemplated in this Section (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Amortization Requirements applicable to the Bonds of such series for each Amortization Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Amortization Requirement by (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of the Redeemed Bonds; provided, however, that the remaining Amortization Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Amortization Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Amortization Requirements to be made in the inverse order of the respective Amortization Dates corresponding thereto. In connection with any such adjustments to the Amortization Requirements, the Owner
     Trustee shall deliver to the Indenture Trustee, not later than 30 days prior to the next Amortization Date following such partial redemption, a revised schedule, prepared by the Lessee and approved by the Owner Participant, setting forth the Amortization Requirements for the Bonds commencing with the first Amortization Date following such partial redemption. The Indenture Trustee may conclusively rely on such revised schedule and shall have no duty with respect to the adjustments set forth therein, other than to make such revised schedule available for inspection by the Holders of the Bonds affected thereby."

     (h)       Article Eight is amended as follows:

          (1) Section 8.01 is deleted and the following inserted in lieu thereof:

           "Section 8.01. Certain Duties and Responsibilities; Standard of Care. (a) The Indenture Trustee shall perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee. No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (b) The Indenture Trustee shall not be liable hereunder except for its own willful misconduct or gross negligence. The foregoing notwithstanding, if an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c)  In the absence of bad faith on its part:

                     (1)   the Indenture Trustee may conclusively
          rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture; and

                     (2)   the  Indenture Trustee  shall  not  be
          liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, relating to (A) the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee under this Indenture or (B) the exercise by it of any trust or power conferred upon it under this Indenture.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Indenture Trustee shall be subject to the provisions of this Section."

          (2) Section 8.03 following the caption "Certain Rights of Indenture Trustee" is deleted and the following inserted in lieu thereof:

          "Except as otherwise provided in Section 8.01:

                     (a)   the Indenture Trustee may conclusively
          rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (b)   any  request or direction referred  to
          herein of the Owner Trustee shall be sufficiently evidenced by an Owner Trustee Request or Owner Trustee Order and any request of the Lessee shall be sufficiently evidenced by a Lessee Request or Lessee Order;

                     (c)   whenever in the administration of this
          Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Owner Trustee;

                     (d)   the Indenture Trustee may consult with
          counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (e)  the Indenture Trustee shall be under no
          obligation  to  exercise any of the  rights  or  powers
          vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, except to the extent that such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that if the Holder of such Bonds is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee shall constitute sufficient security and indemnity for such purposes;

                    (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Owner Trustee, personally or by agent or attorney;

                     (g)   the Indenture Trustee may at any  time
          request written instructions from the Holders of the Bonds with respect to any interpretation of this Indenture or any action to be taken or not to be taken hereunder and, except as otherwise contemplated in
          Section 2.11, may withhold any action under this Indenture until it shall have received such written instructions from the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, evidenced by an Act of such Holders;

                    (h) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or, by or through agents or attorneys appointed by it in writing and acceptable to the Owner Trustee and the Lessee, indirectly, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such authorized agent or attorney appointed with due care by it and as otherwise hereinabove provided;

                     (i)   the  Indenture Trustee  shall  not  be
          personally liable, in the case of entry by it upon the Indenture Estate, for debts, contracts or liabilities or damages incurred in the management or operation of the Indenture Estate; and

                     (j)  for all purposes of this Indenture, the
          Indenture Trustee shall not be deemed to have knowledge of the occurrence of any Indenture Default or Indenture Event of Default unless either (1) notice thereof shall have been given to the Indenture Trustee in the manner provided in Section 1.05 or (2) a Responsible Officer of the Corporate Indenture Trustee shall have actual knowledge of the occurrence thereof; provided, however, that the Indenture Trustee shall be deemed to have knowledge of any failure of the Lessee to pay any installment of Basic Rent within five Business Days after the same has become due."

     (3)        The  text of Section 8.05 following  the  caption
"Indenture Trustee and Authorized Agents May Hold Bonds" is deleted and the following inserted in lieu thereof:

                "The Indenture Trustee and any agent appointed by the Indenture Trustee or Owner Trustee in accordance with this Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 8.08 and 8.13, may otherwise deal with the Owner Trustee with the same rights it would have if it were not Indenture Trustee or such agent."

     (4) Section 8.06 is amended in the following respects: (A) the reference in the caption to "or Paying Agent" is deleted; (B) the respective references in paragraph (a) to "or the Paying Agent" and "nor the Paying Agent" are deleted; and (C) the reference in paragraph (b) to "or the Paying Agent" is deleted.

     (5) Section 8.07 is deleted and the following inserted in lieu thereof:

      "Section  8.07.  Compensation and Reimbursement.   (a)  The
Owner Trustee shall:

                     (1)   pay,  or  cause to  be  paid,  to  the
          Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2)   reimburse, or cause to be  reimbursed,
          the Indenture Trustee upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

                     (3)   indemnify, or cause to be indemnified,
          each of the Indenture Trustee and any predecessor Indenture Trustee for, and hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) As security for the performance of the obligations of the Owner Trustee under this Section, the Indenture Trustee shall have a Lien prior to the Bonds upon all funds and other property held or collected by it as part of the Indenture Estate.

           (c) The provisions of paragraph (a) apply equally to any agent appointed by the Indenture Trustee or Owner
     Trustee hereunder in accordance with the provisions hereof."

     (6) Section 8.08 is deleted and the following inserted in lieu thereof:

          "Section 8.08 [Reserved]"

     (7) The text of Section 8.09 following the caption is deleted and the following inserted in lieu thereof:

                "There shall at all times be an Indenture Trustee hereunder that is a corporation organized and doing business under the laws of the United States or any jurisdiction thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, and subject to supervision or examination by federal or state or other local authority. If at any time the Indenture Trustee ceases to remain eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article."

     (8) Paragraphs (d) and (e) of Section 8.10 are deleted and the following inserted in lieu thereof:

               "(d)  if at any time:

                     (1)   the Indenture Trustee ceases to remain
          eligible under Section 8.09 and fails to resign after written request therefor by the Owner Trustee or by any Holder who has been a bona fide holder of a Bond for at least six months, or

                      (2)    the  Indenture  Trustee  has  become
          incapable of acting or has been adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property has been appointed or any public officer has taken charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Owner Trustee, acting after consultation with the Lessee, may remove the Indenture Trustee or (y) subject to Section 7.11, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                     (e)   If  the Indenture Trustee resigns,  is
          removed or becomes incapable of acting, or if a vacancy occurs in the office of Indenture Trustee for any cause, the Owner Trustee, acting after consultation with the Lessee, shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee has been appointed by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, delivered to the Lessee, the Owner Trustee and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Lessee. If no successor Indenture Trustee has been so appointed by the Owner Trustee, acting after consultation with the Lessee, or by the Holders, and has accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee."

     (9) Section 8.13 is deleted and the following inserted in lieu thereof:

          "Section 8.13.  [Reserved]"

     (10) Section 8.14 is deleted and the following inserted in lieu thereof:

          "Section 8.14.  [Reserved]"

     (11)   Section 8.15 is amended in the following respects:

           (A) Paragraph (a) is deleted and the following inserted in lieu thereof:

                     "(a)   If  at any time or times it shall  be
          necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien hereof, or the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Holders, or the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall by Act of such Holders so request, the Indenture Trustee and the Owner Trustee shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as co-trustee or co-trustees of all or any part of the Indenture Estate jointly with the Indenture Trustee originally named herein or any successor or successors or to act as separate trustee or trustees of all or any such property. In the event the Owner Trustee shall not have joined in the execution of such instruments and agreements within ten days after the receipt of a written request from the Indenture Trustee so to do, or in case an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section without the concurrence of the Owner Trustee, and the Owner Trustee hereby appoints the Indenture Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies."

     (B) Subparagraph (b)(5) is deleted and the following inserted in lieu thereof:

                     "(5)   the  Owner Trustee and the  Indenture
          Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee or trustees and, in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, anything herein to the contrary notwithstanding; provided, however, that if the Owner Trustee and the Indenture Trustee remove any such additional trustee which has been appointed at the request of the Holders pursuant to subsection (a) of this Section, then such parties shall appoint a successor or successors to such additional trustee so removed unless the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall have agreed in writing that no such successor or successors need be appointed. In the event that the Owner Trustee shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the Owner Trustee, the latter hereby appointing the Indenture Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Indenture Trustee alone shall have appointed an additional trustee or trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or trustees, the successor to any such additional trustee so removed to be appointed by the Owner Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as hereinbefore in this Section provided."

     (i) Article Nine is deleted and the following inserted in lieu thereof:

                         "ARTICLE NINE

                          [Reserved]"

     (j)       Article Ten is amended as follows:

          (1)       Section 10.01 is amended in the following respects:

           (A) the text preceding subparagraphs (a) through (l) is amended to delete the text "the Lessee,";

           (B) subparagraph (b) is deleted and the following inserted in lieu thereof:

                     "(b) to evidence the succession of another bank or trust company to the Owner Trustee, and the assumption by any such successor of the covenants of the Owner Trustee herein and in the Bonds contained, or to evidence the appointment of a co-trustee pursuant to the terms of the Trust Agreement;"

           (C) subparagraph (e) is deleted and the following inserted in lieu thereof:

                     "(e)  to  add to the covenants of the  Owner
          Trustee for the benefit of the Holders or to evidence the surrender of any right or power herein conferred upon the Owner Trustee;"

           (D) subparagraph (g) is deleted and the following inserted in lieu thereof:

                     "(g)  to  modify, eliminate or  add  to  the
          provisions of this Indenture to such extent as shall be necessary to qualify or continue the qualification of this Indenture (including any Series Supplemental Indenture) under the Trust Indenture Act, or under any similar federal statute hereafter enacted, or to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act;"

          (2)       Section 10.02 is amended in the following respects:

               (A) Paragraph (a) is amended by deleting from the phrase "the Owner Trustee and the Lessee may" in the text preceding the first proviso the words "and the Lessee"; and

                (B)   the  text ", or reduce the requirements  of
          Section  12.04  for quorum or voting"  at  the  end  of
          subparagraph (a)(3) is deleted.

          (3) Section 10.08 is deleted and the following inserted in lieu thereof:

          "Section 10.08.  [Reserved]"

          (4) Section 10.09 is amended by deleting (A) the references in the first sentence thereof to, respectively, "or the Lessee" and "and the Lessee", and (B) the reference in the second sentence thereof to "or the Lessee", together with the text ", the Lessee".

     (k)       Article Eleven is amended as follows:

          (1) Paragraph (e) of Section 11.01 is deleted and the following inserted in lieu thereof:

                     "(e)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive. In addition, the obligations of the
          Owner Trustee under Section 8.07 shall survive the earlier resignation or removal of the Indenture Trustee."

          (2) Paragraph (c) of Section 11.02 is deleted and the following inserted in lieu thereof:

                     "(c)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive."

     (l) Article Twelve is deleted and the following inserted in lieu thereof:


                         "ARTICLE TWELVE

                          [Reserved]"


     (m) Appendix A to the Indenture is hereby amended as set forth in Schedule A-1 attached hereto.


                          ARTICLE TWO

                            Terms Of

                         The 1997 Bonds
2.
2.01   The 1997 Bonds.

     (a) There is hereby created and established a separate series of Additional Bonds designated, "Waterford 3 Secured Lease Obligation Bonds, 8.09% Series C due 2017" (the "1997 Bonds").
The 1997 Bonds shall be issued in the aggregate principal amount, shall bear interest at the rate per annum and shall have the final maturity set forth below:

                           Original
                          Principal      Interest        Final
                            Amount          Rate       Maturity
                          ----------     --------      --------
1997 Bonds                $046,632,000     8.09%    January 2, 2017

     The 1997 Bonds shall be substantially in the form of Exhibit
A hereto.

     (b) Each 1997 Bond shall bear interest on the principal amount thereof from time to time outstanding from the Issue Date designated thereon until paid in full at the rate of interest set forth therein, which interest shall be payable on January 2, 1998 and on each January 2 and July 2 thereafter to and including the final maturity date thereof, unless paid in full prior to such date as provided herein and in such 1997 Bond.

     (c) The original principal amount of each 1997 Bond shall be payable in installments on the dates and in the amounts set forth in Schedule 1 attached thereto, as such Schedule may be adjusted from time to time in accordance with the provisions of the Indenture and of such 1997 Bond. Installments of principal of and premium, if any, and interest on each 1997 Bond shall be due and payable on the payment dates specified in Schedule 1 attached thereto.

     (d) Each 1997 Bond shall be subject to redemption as set forth in such 1997 Bond. There shall not be a Sinking Fund for the 1997 Bonds.



                         ARTICLE THREE

                         Miscellaneous
3.
3.01   Execution as Supplemental Indenture.

      This Supplemental Indenture No. 2 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Original Indenture, this Supplemental Indenture
No. 2 forms a part thereof.

3.02   Counterpart Execution.

      This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

3.03   Concerning the Owner Trustee.

      Anything herein to the contrary notwithstanding, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements by the Owner Trustee in its individual capacity for the purpose or with the intention of binding it personally, but are made or undertaken solely for the purpose of binding only the Trust Estate, and this Supplemental Indenture No. 2 is executed and delivered by the Owner Trustee in its individual capacity solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against the Owner Trustee or any successor in trust or the Owner Participant on account of any agreements hereunder of the Owner Trustee, either express or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee and the Holders and by all Persons claiming by, through or under the Indenture Trustee and the Holders; provided, however, that the Owner Trustee, in its individual capacity, shall be liable hereunder for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall,without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder, and its predecessor owner trustee and the Owner Trustee in its individual capacity shall be released from all further duties and obligations hereunder, without prejudice to any claims against the Owner Trustee in its individual capacity or the Owner Trustee for any default by the Owner Trustee in its individual capacity or the Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

      In Witness Whereof, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed by their respective officers thereunto authorized, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest: First National Bank of Commerce, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as Owner Trustee

-----------------------------
[Seal]

                                    By:
                                        ----------------------------
                                        Name:
                                        Title:


Attest:                             Bankers Trust Company, as
                                    Corporate Indenture Trustee

------------------------------
[Seal]

                                    By:
                                        ----------------------------
                                        Name:
                                        Title:



                                    --------------------------------
                                    Stanley Burg,
                                    as Individual Indenture Trustee

                         ACKNOWLEDGMENT

State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ____________, to me personally known, who being by me duly sworn did say that ____ is a ________________________________ of First
National Bank of Commerce, a national banking association, the Owner Trustee referred to in the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said national banking association, that said instrument was signed and sealed on behalf of said association by authority of its Board of Directors and that ____ acknowledged said instrument to be the free act and deed of said national banking association.


                             --------------------------------
                             [signature of appearer]



WITNESSES:

-----------------------------

-----------------------------



                             --------------------------------
                             Notary Public



My Commission Expires:

-----------------------------

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ___________, to me personally known, who being by me duly sworn did say that _____ is a ______________ of Bankers Trust Company, a New York banking corporation, Corporate Indenture Trustee under the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and that _____ acknowledged said instrument to be the free act and deed of said corporation.


                             --------------------------------
                             [signature of appearer]



WITNESSES:

-----------------------------

-----------------------------



                             --------------------------------
                             Notary Public



My Commission Expires:

-----------------------------

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 1997, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Stanley Burg to me personally known, who being by me duly sworn did say that he is the Individual Indenture Trustee under the foregoing instrument and that in his capacity as such he executed the foregoing instrument.


                             --------------------------------
                             [signature of appearer]



WITNESSES:

-----------------------------

-----------------------------



                             --------------------------------
                             Notary Public



My Commission Expires:

-----------------------------

                                                        EXHIBIT A
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2



                       FORM OF 1997 BOND


  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR
 SALE IN VIOLATION OF SUCH ACT OR OTHERWISE EXCEPT IN COMPLIANCE
               WITH SECTION 2.08 OF THE INDENTURE

                   WATERFORD 3 SECURED LEASE
                OBLIGATION BOND, 8.09% SERIES C
                            DUE 2017
                     (DUE JANUARY 2, 2017)


Issue Date: ________
No. R-__

          FOR VALUE RECEIVED, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity, but solely as trustee ("Owner Trustee") under Trust Agreement No. 3, dated as of September 1, 1989, with ESSL 2, Inc. (the "Owner Participant"), hereby promises to pay to _______________________, or registered assigns, the principal sum of _________________________________
DOLLARS ($________), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of issuance of this Bond until due and payable, semiannually in arrears on January 2 and July 2 in each year, commencing January 2, 1998, at the rate of 8.09% per annum, until the principal amount hereof is paid in full.

          Capitalized terms used in this Bond and not defined herein have the respective meanings ascribed thereto in Supplemental Indenture No. 2 to the Original Indenture (as hereinafter defined).

          In the event that any payment to be made hereunder is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest in respect of such payment shall accrue for the period from and after such stated due date.

          All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereon and under the Indenture of Trust and Deed of Mortgage No. 3, dated as of September 1, 1989 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and Supplemental Indenture No. 2, dated as of July 1, 1997 (the Original Indenture as so supplemented, and as it may be further amended or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Indenture"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as Corporate and Individual Indenture Trustee, respectively (together, the "Indenture Trustee"), shall be made only from the Indenture Estate or the income and proceeds received by the Indenture Trustee therefrom, and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article Three of the Indenture. The Holder hereof, by its acceptance of this Bond, shall be deemed to have agreed that such Holder will look solely to the Indenture Estate and the income and proceeds from the Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as otherwise expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Bond or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event that the Lessee, or the Lessee and an Affiliate thereof, shall have assumed all the obligations of the Owner Trustee hereunder and under the Indenture in accordance with Section 2.16 of the Indenture, the Holder hereof, by its acceptance hereof, is deemed further to have agreed that all payments to be made hereunder and otherwise under the Indenture shall be made by the Lessee (or the Lessee and such Affiliate, as the case may be) and from the Indenture Estate, and in such event the Holder hereof will look solely to the Indenture Estate and the Lessee (and, if applicable, such Affiliate) for such payment.

          All principal, premium, if any, and interest in respect of this Bond shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts upon presentation of this Bond at the Corporate Trust Office or as otherwise contemplated by and in accordance with Section 2.11 of the Indenture.

          In the manner and to the extent provided in Section
2.17 of the Indenture, Schedule 1 hereto may be adjusted at the discretion of the Owner Trustee in connection with certain recalculations of Basic Rent pursuant to the Facility Lease.

          In the event of any partial redemption of this Bond (the installment payments of principal in accordance with Schedule 1 hereto not being considered for such purpose a redemption), the installment payments of principal on this Bond thereafter shall be adjusted in the manner provided in Section 6.03(b) of the Indenture.

          The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner provided in Section 3.08 of the Indenture. The Holder of this Bond, by its acceptance hereof, further agrees that it will duly note by appropriate means all payments made to it of principal of, premium, if any, and interest on this Bond, and that it will not in any event transfer or otherwise dispose of this Bond unless and until all such notations have been duly made and the other requirements of the Indenture have been complied with.

          This Bond is one of the Bonds referred to in the Indenture. The Indenture permits the issuance of additional series of Bonds, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Bond and all other Bonds issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a complete statement of the rights of the Holders of, and the nature and extent of the security for, this Bond and of the rights of, and the nature and extent of the security for, the Holders of the other Bonds and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Bond.

          This Bond is subject to purchase by the Owner Trustee at a price equal to 100% of the unpaid principal amount hereof plus accrued and unpaid interest hereon as provided in Section
7.16 of the Indenture. This Bond is also subject to redemption in full, at 100% of the unpaid principal amount hereof plus accrued interest to the date fixed for redemption, in the event of the termination of the Facility Lease pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the Participation Agreement, subject, however, except in the case of a termination pursuant to Section 14 of the Facility Lease, to the right of the Lessee (or the Lessee and an Affiliate thereof, as the case may be) to assume this Bond in accordance with
Section 2.16 of the Indenture (in which event there shall be no redemption of this Bond as a consequence of such termination).

          In addition, this Bond may be redeemed, in whole or in part, at any time at the redemption price of 100% of the unpaid principal amount of this Bond to be so redeemed, together with interest accrued to the date fixed for redemption, plus the Lessor Bond Make-Whole Premium, if any. "Lessor Bond Make-Whole Premium" shall mean an amount equal to the "Make-Whole Premium" due on such redemption date on the Refunding Collateral Bonds (as defined in the Indenture) of the series correlative to this Bond which are to be redeemed in an unpaid principal amount equal to the unpaid principal to be so redeemed on this Bond.

          If an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Bond and any other Bonds, together with all accrued but unpaid interest hereon and thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

          The obligation of the Owner Trustee to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture or the Indenture Estate, is subject to being legally discharged prior to the maturity of this Bond upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

          There shall be maintained at the Corporate Trust Office a register for the purpose of registering transfers and exchanges of this and the other Bonds in the manner provided in the Indenture. Subject to the legend at the head of this Bond and satisfaction of the conditions and limitations provided in
Section 2.09 of the Indenture, this Bond is transferable upon surrender hereof for registration of transfer at the Corporate Trust Office. The Owner Trustee and the Indenture Trustee shall treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving all payments of the principal of and premium, if any, and interest on this Bond and for all other purposes whatsoever, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the Owner Trustee has caused this
Bond to be duly executed as of the date hereof.


Attest:                       FIRST NATIONAL BANK OF COMMERCE,
                              not in its individual capacity but
                              solely as Owner Trustee


                                   By:
_____________________________         ------------------------------
[SEAL]                                Authorized Officer




          This Bond is one of the Waterford 3 Secured Lease
Obligation Bonds, 8.09% Series C Due 2017 referred to in the within-mentioned Indenture.



                              BANKERS TRUST COMPANY, as
                              Corporate Indenture Trustee



Dated:__________________           By:________________________________
                                      Title:

                                                       SCHEDULE 1
                                                           TO
                                                        EXHIBIT A


               SCHEDULE OF PRINCIPAL AMORTIZATION


      Payment            Principal Amount         Principal
       Date                  Payable               Balance
  ---------------        ----------------         ----------
  January 2, 1999           3,824,485             42,807,515
  January 2, 2000           3,116,397             39,691,118
  January 2, 2001           3,116,397             36,574,721
  January 2, 2002           3,116,397             33,458,324
  January 2, 2003           5,041,869             28,416,455
  January 2, 2004           2,498,738             25,917,717
  January 2, 2005              95,160             25,822,557
  January 2, 2006             389,111             25,433,446
  January 2, 2007             434,161             24,999,285
  January 2, 2008             794,560             24,204,725
  January 2, 2009           1,582,935             22,621,790
  January 2, 2010           2,471,176             20,150,614
  January 2, 2011           3,407,468             16,743,146
  January 2, 2012           2,050,373             14,692,773
  January 2, 2013           1,411,340             13,281,433
  January 2, 2014           2,577,416             10,704,017
  January 2, 2015           2,202,742              8,501,275
  January 2, 2016             220,181              8,281,094
  January 2, 2017           8,281,094                      0

                                                        EXHIBIT B
                                                               to
                                     Supplemental Indenture No. 2




          Reference is made to Indenture of Mortgage and Deed of Trust No. 3, dated as of September 1, 1989 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989 ("Supplemental Indenture No. 1"; the Original Indenture, as supplemented by Supplemental Indenture No. 1, and as it may be further supplemented or amended from time to time by all other supplemental indentures thereto being hereinafter referred to as the "Indenture"), among First National Bank of Commerce, as Owner Trustee (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Indenture as modified by Schedule A-1 thereto), and Entergy Louisiana, Inc., as Lessee.

          Pursuant to Sections 8.10 and 8.11 of the Original
Indenture and effective as of June  , 1997:

          1.   First Trust of New York, National Association, as
     Corporate Indenture Trustee, and Patrick Crowley, as
     Individual Indenture Trustee, hereby resign as Corporate
     Indenture Trustee and Individual Indenture Trustee, respectively, under the Indenture; and

          2. Bankers Trust Company and Stanley Burg hereby accept their appointment as successor Corporate Indenture
     Trustee and successor Individual Indenture Trustee, respectively, under the Indenture.

          The Owner Trustee and the Lessee hereby acknowledge and accept such resignation and appointment.

          The parties hereto may execute this instrument in separate counterparts.

                              First Trust of New York,
                              National Association, as Corporate
                              Indenture Trustee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              Patrick J. Crowley, as Individual
                              Indenture Trustee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              Bankers Trust Company, as successor
                              Corporate Indenture Trustee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              Stanley Burg, as successor Individual
                              Indenture Trustee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              First National Bank of Commerce, as
                              Owner Trustee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              Entergy Louisiana, Inc., as Lessee

                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                                                      EXHIBIT C
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2


           [Schedule A-1 to Appendix A (Definitions)]

      CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST NO. 3, DATED AS OF SEPTEMBER 1, 1989, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

       THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.




                     LEASE SUPPLEMENT NO. 1

                    dated as of July 1, 1997

                               to

                      FACILITY LEASE NO. 3

                  dated as of September 1, 1989

                             between

                FIRST NATIONAL BANK OF COMMERCE,
not in its individual capacity, but solely as Owner Trustee under
      Trust Agreement No. 3, dated as of September 1, 1989,
                   with the Owner Participant,

                             Lessor

                               and

                     ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company),

                             Lessee



               Original Facility Lease Recorded on
               [September 28, 1989] at __________

      CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS SUPPLEMENTED BY THIS LEASE SUPPLEMENT NO. 1 HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE INDENTURE TRUSTEE UNDER INDENTURE OF MORTGAGE AND DEED OF TRUST NO. 3, DATED AS OF SEPTEMBER 1, 1989, AS SUPPLEMENTED. THIS LEASE SUPPLEMENT NO. 1 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 1 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

         THIS COUNTERPART IS THE ORIGINAL COUNTERPART.

                  INDENTURE TRUSTEE'S RECEIPT

      Receipt of this Original Counterpart is acknowledged.

                                                       BANKERS
                              TRUST COMPANY

                              Indenture Trustee as Aforesaid

                              By
                                      Authorized Officer


                     LEASE SUPPLEMENT NO. 1
                    dated as of July 1, 1997

                               to

                      FACILITY LEASE NO. 3
                  dated as of September 1, 1989

                             between

                FIRST NATIONAL BANK OF COMMERCE,
       not in its individual capacity, but solely as Owner
          Trustee under Trust Agreement No. 3, dated as
        of September 1, 1989, with the Owner Participant,

                             Lessor

                               and

                     ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company),

                             Lessee


               Original Facility Lease Recorded on
            [September 28, 1989] at _________________

           This LEASE SUPPLEMENT NO. 1, dated as of July 1, 1997 ("Lease Supplement No. 1"), to FACILITY LEASE NO. 3, dated as of September 1, 1989 (the "Facility Lease"), between FIRST NATIONAL BANK OF COMMERCE, a national banking association, not in its individual capacity but solely as Corporate Owner Trustee (the "Lessor"), under the Trust Agreement (such term, and all other capitalized terms used herein without definition, being defined as provided in Section 1 below), and ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light Company), a Louisiana corporation (the "Lessee"),


                      W I T N E S S E T H:


           WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, the Lessee, the Lessor, the Owner Participant, Funding Corporation, the Collateral Trust Trustee and the Indenture Trustee have entered into a Refunding Agreement No. 3, dated as of July 1, 1997, providing for the issuance by the Owner Trustee of Additional Bonds, including Refunding Bonds ("Lessor Bonds") to refund the Outstanding Initial Series Bonds and to pay certain other costs incurred in connection therewith; and

           WHEREAS, the Owner Trustee and the Indenture Trustee have entered into Supplemental Indenture No. 2, dated as of July 1, 1997, to the Lease Indenture creating the "Lessor Bonds" for such purpose and establishing the terms, conditions and designations of such Lessor Bonds; and

           WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the Value Schedules in order to preserve the Net Economic Return in the event, among other things, of the issuance of the Lessor Bonds;

          NOW, THEREFORE, in consideration of the premises and of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Definitions.

           For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility
Lease.

          2.     Amendments; Schedules.

          (a) Section 3(d)(ii) of the Facility Lease is hereby amended by replacing the words "sinking fund" with "payment".

          (b)       Section 3(e)(ii) of the Facility Lease is hereby
amended   by   adding  thereto  after  the  words  "Participation
Agreement" the following:

                          or  if the expenses paid
               by  the  Lessor in connection  with
               the   issuance  of  any  Additional
               Bonds  or Collateral Bonds are  not
               equal  to the amounts set forth  in
               the Pricing Assumptions

          (c) Section 13(g) of the Facility Lease is hereby amended by adding, after the second sentence thereof, the following sentence:

                           For  purposes  of   the
               preceding sentence, Casualty  Value
               shall  be  determined in accordance
               with  Schedule  2 to this  Facility
               Lease  as in effect on the date  of
               the original execution and delivery
               hereof,  without  regard   to   the
               changes  to such Schedule  effected
               by Lease Supplement No. 1 hereto.

          (d) Section 22 of the Facility Lease is hereby amended by adding a new paragraph (k) thereto as follows:

                                  (k)     Personal
               Property.   The  Lessee   and   the
               Lessor  agree for purposes of  this
               Facility  Lease that  it  is  their
               intent    that,   to   the   extent
               permitted  by Applicable  Law,  the
               Undivided  Interest and every  part
               thereof  shall  be  considered   as
               personal and not real property.

          (e) As of the date first written above and until and unless further amended, Schedules 1 through 5 of the Facility Lease are hereby amended as follows:

               (i) Schedule 1 to the Facility Lease entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (ii) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto, except that solely for purposes of Section 13(g) of the Facility Lease, Schedule 2 shall remain unchanged.

               (iii) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

               (iv) Schedule 4 to the Facility Lease entitled "Schedule of Net Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (v) Schedule 5 to the Facility Lease entitled "Schedule of Net Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

          (f)    Schedule U3S to the Facility Lease is attached hereto.

          (g) Appendix A to the Facility Lease is hereby amended as set forth in Schedule A-1 to Appendix A attached hereto.

          3.     Miscellaneous.

          (a) Counterpart Execution. This Lease Supplement No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          (b) Execution as Lease Supplement. This Lease Supplement No. 1 is executed and shall be construed as a supplement and amendment to the Facility Lease and shall form a part thereof. On and from the delivery of this Lease Supplement No. 1, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease as supplemented and amended by this Lease Supplement No. 1.

          (c) Original Counterpart. The single executed original of this Lease Supplement No. 1 marked "THIS COUNTERPART IS THE ORIGINAL
COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Lease Supplement No. 1.
To the extent that the Facility Lease, as supplemented by this Lease Supplement No. 1, constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility
Lease, as so supplemented, may be created or continued through the transfer or possession of any counterparts of the Facility
Lease and supplements thereto other than the "Originals" of any thereof.

          (d) Concerning the Lessor. FNBC is entering into this Lease Supplement No. 1 solely as Owner Trustee under the Trust
Agreement  and  not in its individual capacity.   Notwithstanding
anything herein to the contrary, all and each of the agreements and obligations herein made or undertaken on the part of the Lessor are made or undertaken not as personal agreements of FNBC, but are made and undertaken solely for the purpose of binding the Trust Estate, and nothing contained in this Lease Supplement No.
1 shall entitle any person to claim against FNBC in its individual capacity or any of its assets.

           IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement No. 1 to be duly executed by an officer thereunto duly authorized, as of the date set forth above.


                             FIRST NATIONAL BANK OF COMMERCE,
                             not in its individual capacity
                             but solely as Owner Trustee

ATTEST:                      By:
                                 ------------------------------
----------------------------     Name:
[SEAL]                          Title:  Vice President



                              ENTERGY LOUISIANA, INC.
ATTEST:


----------------------------  By:
[SEAL]                           ------------------------------
                                 Name:
                                Title:

                         ACKNOWLEDGMENT


STATE OF LOUISIANA       )
                         )  ss.:
PARISH OF ________________    )


     On this ______ day of _______________, 199__, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ________________________, to me personally known, who being by me duly sworn did say that [he] is a Vice President and Trust Officer of FIRST NATIONAL BANK OF COMMERCE, a national banking association, Owner Trustee under the Trust Agreement, and that the seal affixed to the foregoing instrument is the seal of said national banking association and that said instrument was signed and sealed on behalf of said national banking association by authority of its Board of Directors and that [he] acknowledged said instrument to be the free act and deed of said national banking association.




                                   --------------------------
                                   [signature of appearer]
WITNESSES:

----------------------------

----------------------------






                                   --------------------------
                                   Notary Public

My Commission Expires:

----------------------------

                         ACKNOWLEDGMENT


STATE OF LOUISIANA       )
                         )  ss.:
PARISH OF ________________    )


     On this ______ day of _______________, 199__, before me, the undersigned Notary Public, duly commissioned and qualified within the State and Parish aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ________________________, to me personally known, who being by me duly sworn did say that [he] is the _______________ of ENTERGY LOUISIANA, INC., a Louisiana corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and that [he] acknowledged said instrument to be the free act and deed of said corporation.




                                   --------------------------
                                   [signature of appearer]
WITNESSES:

----------------------------

----------------------------






                                   --------------------------
                                   Notary Public


My Commission Expires:

----------------------------

                                                          SCHEDULE 1
                                                              TO
                                                            LEASE



                              BASIC RENT PERCENTAGES

Basic Rent              Percentage of
 Payment                Facility Cost                  Advance                   Arrears
   Date
2 Jul 1990                    .00000000%               .00000000%                .00000000%
2 Jan 1991                   4.60463162%               .00000000%             100.00000000%
2 Jul 1991                   4.60733209%               .03137885%              99.96862115%
2 Jan 1992                   4.60340858%            100.00000000%                .00000000%
2 Jul 1992                   4.60713993%               .03204266%              99.96795734%
2 Jan 1993                   4.60694776%            100.00000000%                .00000000%
2 Jul 1993                   4.60302425%               .02021059%              99.97978941%
2 Jan 1994                   4.60675560%            100.00000000%                .00000000%
2 Jul 1994                   4.60283209%               .00000000%             100.00000000%
2 Jan 1995                   4.60842910%            100.00000000%                .00000000%
2 Jul 1995                   4.60254384%               .00988503%              99.99011497%
2 Jan 1996                   5.38239459%            100.00000000%                .00000000%
2 Jul 1996                   4.56238153%               .00397352%              99.99602648%
2 Jan 1997                   6.81051586%            100.00000000%                .00000000%
2 Jul 1997                   4.44660261%               .00000000%             100.00000000%
2 Jan 1998                   3.22588750%            100.00000000%                .00000000%
2 Jul 1998                   3.51915000%               .00000000%             100.00000000%
2 Jan 1999                  10.65438321%            100.00000000%                .00000000%
2 Jul 1999                   3.23052982%               .00000000%             100.00000000%
2 Jan 2000                   9.04470332%            100.00000000%                .00000000%
2 Jul 2000                   2.99534650%               .00000000%             100.00000000%
2 Jan 2001                   8.80952001%            100.00000000%                .00000000%
2 Jul 2001                   2.76016318%               .00000000%             100.00000000%
2 Jan 2002                   8.57433669%            100.00000000%                .00000000%
2 Jul 2002                   2.52497986%               .00000000%             100.00000000%
2 Jan 2003                  13.33070561%            100.00000000%                .00000000%
2 Jul 2003                   3.54374180%               .00000000%             100.00000000%
2 Jan 2004                   7.02086493%            100.00000000%                .00000000%
2 Jul 2004                   1.95591726%               .00000000%             100.00000000%
2 Jan 2005                   2.15117846%            100.00000000%                .00000000%
2 Jul 2005                   1.96645976%               .00000000%             100.00000000%
2 Jan 2006                   2.93588327%            100.00000000%                .00000000%
2 Jul 2006                   2.18056509%               .00000000%             100.00000000%
2 Jan 2007                   3.02788039%            100.00000000%                .00000000%
2 Jul 2007                   2.18511395%               .00000000%             100.00000000%
2 Jan 2008                   3.96600947%            100.00000000%                .00000000%
2 Jul 2008                   2.42365882%               .00000000%             100.00000000%
2 Jan 2009                   6.02988083%            100.00000000%                .00000000%
2 Jul 2009                   2.95718546%               .00000000%             100.00000000%
2 Jan 2010                   7.56758844%            100.00000000%                .00000000%
2 Jul 2010                   2.77069466%               .00000000%             100.00000000%
2 Jan 2011                  10.21000063%            100.00000000%                .00000000%
2 Jul 2011                   3.59563481%               .00000000%             100.00000000%
2 Jan 2012                   7.42095757%            100.00000000%                .00000000%
2 Jul 2012                   3.44090050%               .00000000%             100.00000000%
2 Jan 2013                   4.86131095%            100.00000000%                .00000000%
2 Jul 2013                   2.12170516%               .00000000%             100.00000000%
2 Jan 2014                   7.59263053%            100.00000000%                .00000000%
2 Jul 2014                   2.58951024%               .00000000%             100.00000000%
2 Jan 2015                   6.69910352%            100.00000000%                .00000000%
2 Jul 2015                   2.42327719%               .00000000%             100.00000000%
2 Jan 2016                   2.83406264%            100.00000000%                .00000000%
1 Jul 2016                   2.40666092%               .00000000%             100.00000000%
2 Jan 2017                  16.11008359%            100.00000000%                .00000000%
2 Jul 2017                  12.17354308%               .00000000%             100.00000000%

                                                   SCHEDULE 2
                                                        TO
                                                      LEASE



    SCHEDULE OF CASUALTY VALUES
             PART A

                  Percentage of
    DATE          Facility Cost
 2 Oct 1989       104.22081231%
 2 Nov 1989       105.31009994%
 2 Dec 1989       106.40296316%
 2 Jan 1990       107.46516811%
 2 Feb 1990       108.58000321%
 2 Mar 1990       109.69869878%
 2 Apr 1990       110.81748958%
 2 May 1990       111.90953701%
 2 Jun 1990       113.00518962%
 2 Jul 1990       114.07383988%
 2 Aug 1990       115.24034803%
 2 Sep 1990       116.41129283%
 2 Oct 1990       117.55607600%
 2 Nov 1990       118.70505261%
 2 Dec 1990       119.85826929%
 2 Jan 1991       120.83195885%
 2 Feb 1991       117.35590806%
 2 Mar 1991       118.48850037%
 2 Apr 1991       119.61161436%
 2 May 1991       120.71061229%
 2 Jun 1991       121.81329040%
 2 Jul 1991       122.89162362%
 2 Aug 1991       119.36604151%
 2 Sep 1991       120.45127857%
 2 Oct 1991       121.51197546%
 2 Nov 1991       122.57592368%
 2 Dec 1991       123.64315932%
 2 Jan 1992       124.68565289%
 2 Feb 1992       121.12778504%
 2 Mar 1992       122.17640672%
 2 Apr 1992       123.21566978%
 2 May 1992       124.24065850%
 2 Jun 1992       125.26849773%
 2 Jul 1992       126.28193444%
 2 Aug 1992       122.69092010%
 2 Sep 1992       123.70979672%
 2 Oct 1992       124.71417021%
 2 Nov 1992       125.72116287%
 2 Dec 1992       126.73080370%
 2 Jan 1993       128.52709893%
 2 Feb 1993       124.92100352%
 2 Mar 1993       125.92443495%
 2 Apr 1993       126.92518994%
 2 May 1993       127.91172333%
 2 Jun 1993       128.90067491%
 2 Jul 1993       129.87527242%
 2 Aug 1993       126.24912989%
 2 Sep 1993       127.22832107%
 2 Oct 1993       128.19304822%
 2 Nov 1993       129.15994838%
 2 Dec 1993       130.12904556%
 2 Jan 1994       131.08356498%
 2 Feb 1994       127.43335481%
 2 Mar 1994       128.39198096%
 2 Apr 1994       129.35063255%
 2 May 1994       130.29577863%
 2 Jun 1994       131.24287710%
 2 Jul 1994       132.17634032%
 2 Aug 1994       128.50879262%
 2 Sep 1994       129.44591821%
 2 Oct 1994       130.36929613%
 2 Nov 1994       131.29438152%
 2 Dec 1994       132.22119313%
 2 Jan 1995       133.13414078%
 2 Feb 1995       129.44020119%
 2 Mar 1995       130.35629802%
 2 Apr 1995       131.27401978%
 2 May 1995       132.17908364%
 2 Jun 1995       133.08564842%
 2 Jul 1995       133.97942991%
 2 Aug 1995       130.27204168%
 2 Sep 1995       131.16858642%
 2 Oct 1995       132.05223478%
 2 Nov 1995       132.93714293%
 2 Dec 1995       133.82332457%
 2 Jan 1996       134.69649290%
 2 Feb 1996       130.18171446%
 2 Mar 1996       131.05048452%
 2 Apr 1996       131.92042099%
 2 May 1996       132.77917676%
 2 Jun 1996       133.63898624%
 2 Jul 1996       134.48750107%
 2 Aug 1996       130.77457284%
 2 Sep 1996       131.62497469%
 2 Oct 1996       132.46397553%
 2 Nov 1996       133.30380730%
 2 Dec 1996       134.14447886%
 2 Jan 1997       134.97363943%
 2 Feb 1997       128.97370736%
 2 Mar 1997       129.78501846%
 2 Apr 1997       130.59706457%
 2 May 1997       131.39490252%
 2 Jun 1997       132.19332404%
 2 Jul 1997       132.97738428%
 2 Aug 1997       133.64375399%
 2 Sep 1997       134.32326096%
 2 Oct 1997       134.98880380%
 2 Nov 1997       135.65517693%
 2 Dec 1997       136.32238919%
 2 Jan 1998       136.97549853%
 2 Feb 1998       134.40341033%
 2 Mar 1998       135.05790683%
 2 Apr 1998       135.71310784%
 2 May 1998       136.35389889%
 2 Jun 1998       136.99524033%
 2 Jul 1998       137.62201595%
 2 Aug 1998       134.73003434%
 2 Sep 1998       135.35759940%
 2 Oct 1998       135.97044318%
 2 Nov 1998       136.58352255%
 2 Dec 1998       137.19683958%
 2 Jan 1999       137.80838257%
 2 Feb 1999       127.71765928%
 2 Mar 1999       128.28153978%
 2 Apr 1999       128.84564363%
 2 May 1999       129.40997279%
 2 Jun 1999       129.97452922%
 2 Jul 1999       130.53931492%
 2 Aug 1999       127.87380206%
 2 Sep 1999       128.43905236%
 2 Oct 1999       129.00453803%
 2 Nov 1999       129.57026111%
 2 Dec 1999       130.13622371%
 2 Jan 2000       121.31073081%
 2 Feb 2000       122.18497594%
 2 Mar 2000       122.71247252%
 2 Apr 2000       123.24021713%
 2 May 2000       123.76821193%
 2 Jun 2000       124.29645913%
 2 Jul 2000       124.82496094%
 2 Aug 2000       122.35837303%
 2 Sep 2000       122.88739078%
 2 Oct 2000       123.41666989%
 2 Nov 2000       123.94621266%
 2 Dec 2000       124.47602141%
 2 Jan 2001       125.00609847%
 2 Feb 2001       116.68772957%
 2 Mar 2001       117.17915311%
 2 Apr 2001       117.67085208%
 2 May 2001       118.16282889%
 2 Jun 2001       118.65508599%
 2 Jul 2001       119.14762583%
 2 Aug 2001       116.88028763%
 2 Sep 2001       117.37340042%
 2 Oct 2001       117.86680347%
 2 Nov 2001       118.36049931%
 2 Dec 2001       118.85449051%
 2 Jan 2002       119.34877967%
 2 Feb 2002       111.22983608%
 2 Mar 2002       111.68553180%
 2 Apr 2002       112.14153339%
   2 May 2002     112.59784353%
   2 Jun 2002     113.05446493%
   2 Jul 2002     113.51140031%
   2 Aug 2002     111.44367246%
   2 Sep 2002     111.90124411%
   2 Oct 2002     112.35913808%
   2 Nov 2002     112.81735720%
   2 Dec 2002     113.27590432%
   2 Jan 2003     113.73478233%
   2 Feb 2003     100.79987241%
   2 Mar 2003     101.19600561%
   2 Apr 2003     101.59247848%
   2 May 2003     101.98929399%
   2 Jun 2003     102.38645515%
   2 Jul 2003     102.78615031%
   2 Aug 2003      99.64027001%
   2 Sep 2003     100.03848643%
   2 Oct 2003     100.43706079%
   2 Nov 2003     100.83599624%
   2 Dec 2003     101.23529593%
   2 Jan 2004     101.63935811%
   2 Feb 2004      94.98710291%
   2 Mar 2004      95.35608617%
   2 Apr 2004      95.72544663%
   2 May 2004      96.09518761%
   2 Jun 2004      96.46531242%
   2 Jul 2004      96.83582446%
   2 Aug 2004      95.25080974%
   2 Sep 2004      95.62210642%
   2 Oct 2004      95.99380060%
   2 Nov 2004      96.36589576%
   2 Dec 2004      96.73839543%
   2 Jan 2005      94.91123905%
   2 Feb 2005      95.33224734%
   2 Mar 2005      95.70478502%
   2 Apr 2005      96.07774159%
   2 May 2005      96.45112071%
   2 Jun 2005      96.82492610%
   2 Jul 2005      97.19916149%
   2 Aug 2005      95.60737078%
   2 Sep 2005      95.98247753%
   2 Oct 2005      96.35802570%
   2 Nov 2005      96.73401916%
   2 Dec 2005      97.11046182%
   2 Jan 2006      97.48735762%
   2 Feb 2006      94.92393336%
   2 Mar 2006      95.29685326%
   2 Apr 2006      95.67023834%
   2 May 2006      96.04409267%
   2 Jun 2006      96.41842036%
   2 Jul 2006      96.79322558%
   2 Aug 2006      94.98794728%
   2 Sep 2006      95.36372014%
   2 Oct 2006      95.73998320%
   2 Nov 2006      96.11674075%
   2 Dec 2006      96.49399715%
   2 Jan 2007      96.87175676%
   2 Feb 2007      94.21668313%
   2 Mar 2007      94.59000168%
   2 Apr 2007      94.96383681%
   2 May 2007      95.33819305%
   2 Jun 2007      95.71307496%
   2 Jul 2007      96.08848716%
   2 Aug 2007      94.27932019%
   2 Sep 2007      94.65580697%
   2 Oct 2007      95.03283811%
   2 Nov 2007      95.41041839%
   2 Dec 2007      95.78855263%
   2 Jan 2008      96.16724569%
   2 Feb 2008      92.57049824%
   2 Mar 2008      92.94032992%
   2 Apr 2008      93.31073526%
   2 May 2008      93.68171928%
   2 Jun 2008      94.05328707%
   2 Jul 2008      94.42544375%
   2 Aug 2008      92.37453554%
   2 Sep 2008      92.74788554%
   2 Oct 2008      93.12184005%
   2 Nov 2008      93.49640439%
   2 Dec 2008      93.87158390%
   2 Jan 2009      94.24738399%
   2 Feb 2009      88.57401990%
   2 Mar 2009      88.93116777%
   2 Apr 2009      89.28895269%
   2 May 2009      89.64738025%
   2 Jun 2009      90.00645607%
   2 Jul 2009      90.36618586%
   2 Aug 2009      87.76938976%
   2 Sep 2009      88.13044473%
   2 Oct 2009      88.49217103%
   2 Nov 2009      88.85457453%
   2 Dec 2009      89.21766119%
   2 Jan 2010      83.00368171%
   2 Feb 2010      82.34723771%
   2 Mar 2010      82.68132820%
   2 Apr 2010      83.01612613%
   2 May 2010      83.35163772%
   2 Jun 2010      83.68786921%
   2 Jul 2010      84.03304840%
   2 Aug 2010      81.60004392%
   2 Sep 2010      81.93847325%
   2 Oct 2010      82.27764810%
   2 Nov 2010      82.61757499%
   2 Dec 2010      82.95826053%
   2 Jan 2011      83.31624617%
   2 Feb 2011      73.40561014%
   2 Mar 2011      73.70575354%
   2 Apr 2011      74.00668256%
   2 May 2011      74.30840409%
   2 Jun 2011      74.61092509%
   2 Jul 2011      74.93576747%
   2 Aug 2011      71.64427354%
   2 Sep 2011      71.94923525%
   2 Oct 2011      72.25502484%
   2 Nov 2011      72.56164958%
   2 Dec 2011      72.86911681%
   2 Jan 2012      73.20398458%
   2 Feb 2012      66.06641307%
   2 Mar 2012      66.35066328%
   2 Apr 2012      66.63578592%
   2 May 2012      66.92178865%
   2 Jun 2012      67.20867918%
   2 Jul 2012      67.51554690%
   2 Aug 2012      64.36333580%
   2 Sep 2012      64.65293676%
   2 Oct 2012      64.94345708%
   2 Nov 2012      65.23490485%
   2 Dec 2012      65.52728819%
   2 Jan 2013      65.83214434%
   2 Feb 2013      61.24736011%
   2 Mar 2013      61.52484824%
   2 Apr 2013      61.80330520%
   2 May 2013      62.08273950%
   2 Jun 2013      62.36315971%
   2 Jul 2013      62.65610351%
   2 Aug 2013      60.81681626%
   2 Sep 2013      61.10024641%
   2 Oct 2013      61.38469752%
   2 Nov 2013      61.67017855%
   2 Dec 2013      61.95669854%
   2 Jan 2014      62.25579563%
   2 Feb 2014      54.91937199%
   2 Mar 2014      55.17664580%
   2 Apr 2014      55.43499550%
   2 May 2014      55.69443055%
   2 Jun 2014      55.95496045%
   2 Jul 2014      56.23151556%
   2 Aug 2014      53.90475370%
   2 Sep 2014      54.16862614%
   2 Oct 2014      54.43363237%
   2 Nov 2014      54.69978233%
   2 Dec 2014      54.96708606%
   2 Jan 2015      55.25390404%
   2 Feb 2015      48.79673745%
   2 Mar 2015      49.03985806%
   2 Apr 2015      49.28417345%
   2 May 2015      49.52969412%
   2 Jun 2015      49.77643063%
   2 Jul 2015      50.04274401%
   2 Aug 2015      47.86866694%
   2 Sep 2015      48.11911535%
   2 Oct 2015      48.37082284%
   2 Nov 2015      48.62380044%
   2 Dec 2015      48.87805930%
   2 Jan 2016      49.15196104%
   2 Feb 2016      46.57198414%
   2 Mar 2016      46.82738524%
   2 Apr 2016      47.08411316%
   2 May 2016      47.34217954%
   2 Jun 2016      47.60159612%
   2 Jul 2016      47.86237473%
   2 Aug 2016      45.71786625%
   2 Sep 2016      45.98140491%
   2 Oct 2016      46.24634177%
   2 Nov 2016      46.51268910%
   2 Dec 2016      46.78045928%
   2 Jan 2017      47.04966478%
   2 Feb 2017      31.10613019%
   2 Mar 2017      31.27408677%
   2 Apr 2017      31.44351680%
   2 May 2017      31.66241382%
   2 Jun 2017      31.88334641%
   2 Jul 2017      32.17360056%

                                                            SCHEDULE 2
                                                                TO
                                                               LEASE



                               SCHEDULE OF CASUALTY VALUES
                                      PART B

              Percentage of
   DATE       Facility Cost
2 Oct 1989    116.72730979%
2 Nov 1989    117.94731193%
2 Dec 1989    119.17131874%
2 Jan 1990    120.36098828%
2 Feb 1990    121.60960360%
2 Mar 1990    122.86254263%
2 Apr 1990    124.11558833%
2 May 1990    125.33868145%
2 Jun 1990    126.56581237%
2 Jul 1990    127.76270067%
2 Aug 1990    129.06918979%
2 Sep 1990    130.38064797%
2 Oct 1990    131.66280512%
2 Nov 1990    132.94965892%
2 Dec 1990    134.24126160%
2 Jan 1991    135.33179391%
2 Feb 1991    131.43861703%
2 Mar 1991    132.70712041%
2 Apr 1991    133.96500808%
2 May 1991    135.19588576%
2 Jun 1991    136.43088525%
2 Jul 1991    137.63861845%
2 Aug 1991    133.68996649%
2 Sep 1991    134.90543200%
2 Oct 1991    136.09341252%
2 Nov 1991    137.28503452%
2 Dec 1991    138.48033844%
2 Jan 1992    139.64793124%
2 Feb 1992    135.66311924%
2 Mar 1992    136.83757553%
2 Apr 1992    138.00155015%
2 May 1992    139.14953752%
2 Jun 1992    140.30071746%
2 Jul 1992    141.43576657%
2 Aug 1992    137.41383051%
2 Sep 1992    138.55497233%
2 Oct 1992    139.67987064%
2 Nov 1992    140.80770241%
2 Dec 1992    141.93850014%
2 Jan 1993    143.95035080%
2 Feb 1993    139.91152394%
2 Mar 1993    141.03536714%
2 Apr 1993    142.15621273%
2 May 1993    143.26113013%
2 Jun 1993    144.36875590%
2 Jul 1993    145.46030511%
2 Aug 1993    141.39902548%
2 Sep 1993    142.49571960%
2 Oct 1993    143.57621401%
2 Nov 1993    144.65914219%
2 Dec 1993    145.74453103%
2 Jan 1994    146.81359278%
2 Feb 1994    142.72535739%
2 Mar 1994    143.79901868%
2 Apr 1994    144.87270846%
2 May 1994    145.93127207%
2 Jun 1994    146.99202235%
2 Jul 1994    148.03750116%
2 Aug 1994    143.92984773%
2 Sep 1994    144.97942840%
2 Oct 1994    146.01361167%
2 Nov 1994    147.04970730%
2 Dec 1994    148.08773631%
2 Jan 1995    149.11023767%
2 Feb 1995    144.97302533%
2 Mar 1995    145.99905378%
2 Apr 1995    147.02690215%
2 May 1995    148.04057368%
2 Jun 1995    149.05592623%
2 Jul 1995    150.05696150%
2 Aug 1995    145.90468668%
2 Sep 1995    146.90881679%
2 Oct 1995    147.89850295%
2 Nov 1995    148.88960008%
2 Dec 1995    149.88212352%
2 Jan 1996    150.86007205%
2 Feb 1996    145.80352020%
2 Mar 1996    146.77654266%
2 Apr 1996    147.75087151%
2 May 1996    148.71267797%
2 Jun 1996    149.67566459%
2 Jul 1996    150.62600120%
2 Aug 1996    146.46752158%
2 Sep 1996    147.41997165%
2 Oct 1996    148.35965259%
2 Nov 1996    149.30026418%
2 Dec 1996    150.24181632%
2 Jan 1997    151.17047616%
2 Feb 1997    144.45055224%
2 Mar 1997    145.35922068%
2 Apr 1997    146.26871232%
2 May 1997    147.16229082%
2 Jun 1997    148.05652292%
2 Jul 1997    148.93467039%
2 Aug 1997    149.68100447%
2 Sep 1997    150.44205228%
2 Oct 1997    151.18746026%
2 Nov 1997    151.93379816%
2 Dec 1997    152.68107589%
2 Jan 1998    153.41255835%
2 Feb 1998    150.53181957%
2 Mar 1998    151.26485565%
2 Apr 1998    151.99868078%
2 May 1998    152.71636676%
2 Jun 1998    153.43466917%
2 Jul 1998    154.13665786%
2 Aug 1998    150.89763846%
2 Sep 1998    151.60051133%
2 Oct 1998    152.28689636%
2 Nov 1998    152.97354526%
2 Dec 1998    153.66046033%
2 Jan 1999    154.34538848%
2 Feb 1999    143.04377839%
2 Mar 1999    143.67532455%
2 Apr 1999    144.30712087%
2 May 1999    144.93916952%
2 Jun 1999    145.57147273%
2 Jul 1999    146.20403271%
2 Aug 1999    143.21865831%
2 Sep 1999    143.85173864%
2 Oct 1999    144.48508259%
2 Nov 1999    145.11869244%
2 Dec 1999    145.75257056%
2 Jan 2000    135.86801851%
2 Feb 2000    136.84717305%
2 Mar 2000    137.43796922%
2 Apr 2000    138.02904319%
2 May 2000    138.62039736%
2 Jun 2000    139.21203423%
2 Jul 2000    139.80395625%
2 Aug 2000    137.04137779%
2 Sep 2000    137.63387767%
2 Oct 2000    138.22667028%
2 Nov 2000    138.81975818%
2 Dec 2000    139.41314398%
2 Jan 2001    140.00683029%
2 Feb 2001    130.69025712%
2 Mar 2001    131.24065148%
2 Apr 2001    131.79135433%
2 May 2001    132.34236836%
2 Jun 2001    132.89369631%
2 Jul 2001    133.44534093%
2 Aug 2001    130.90592215%
2 Sep 2001    131.45820847%
2 Oct 2001    132.01081989%
2 Nov 2001    132.56375923%
2 Dec 2001    133.11702937%
2 Jan 2002    133.67063323%
2 Feb 2002    124.57741641%
2 Mar 2002    125.08779562%
2 Apr 2002    125.59851740%
2 May 2002   126.10958475%
2 Jun 2002   126.62100072%
2 Jul 2002   127.13276835%
2 Aug 2002   124.81691316%
2 Sep 2002   125.32939340%
2 Oct 2002   125.84223465%
2 Nov 2002   126.35544006%
2 Dec 2002   126.86901284%
2 Jan 2003   127.38295621%
2 Feb 2003   112.89585710%
2 Mar 2003   113.33952628%
2 Apr 2003   113.78357590%
2 May 2003   114.22800927%
2 Jun 2003   114.67282977%
2 Jul 2003   115.12048835%
2 Aug 2003   111.59710241%
2 Sep 2003   112.04310480%
2 Oct 2003   112.48950808%
2 Nov 2003   112.93631579%
2 Dec 2003   113.38353144%
2 Jan 2004   113.83608108%
2 Feb 2004   106.38555526%
2 Mar 2004   106.79881651%
2 Apr 2004   107.21250023%
2 May 2004   107.62661012%
2 Jun 2004   108.04114991%
2 Jul 2004   108.45612340%
2 Aug 2004   106.68090691%
2 Sep 2004   107.09675919%
2 Oct 2004   107.51305667%
2 Nov 2004   107.92980325%
2 Dec 2004   108.34700288%
2 Jan 2005   106.30058774%
2 Feb 2005   106.77211702%
2 Mar 2005   107.18935922%
2 Apr 2005   107.60707058%
2 May 2005   108.02525520%
2 Jun 2005   108.44391723%
2 Jul 2005   108.86306087%
2 Aug 2005   107.08025527%
2 Sep 2005   107.50037483%
2 Oct 2005   107.92098878%
2 Nov 2005   108.34210146%
2 Dec 2005   108.76371724%
2 Jan 2006   109.18584053%
2 Feb 2006   106.31480536%
2 Mar 2006   106.73247565%
2 Apr 2006   107.15066694%
2 May 2006   107.56938379%
2 Jun 2006   107.98863080%
2 Jul 2006   108.40841265%
2 Aug 2006   106.38650095%
2 Sep 2006   106.80736656%
2 Oct 2006   107.22878118%
2 Nov 2006   107.65074964%
2 Dec 2006   108.07327681%
2 Jan 2007   108.49636757%
2 Feb 2007   105.52268511%
2 Mar 2007   105.94080188%
2 Apr 2007   106.35949723%
2 May 2007   106.77877622%
2 Jun 2007   107.19864396%
2 Jul 2007   107.61910562%
2 Aug 2007   105.59283861%
2 Sep 2007   106.01450381%
2 Oct 2007   106.43677868%
2 Nov 2007   106.85966860%
2 Dec 2007   107.28317895%
2 Jan 2008   107.70731517%
2 Feb 2008   103.67895803%
2 Mar 2008   104.09316951%
2 Apr 2008   104.50802349%
2 May 2008   104.92352559%
2 Jun 2008   105.33968152%
2 Jul 2008   105.75649700%
2 Aug 2008   103.45947980%
2 Sep 2008   103.87763180%
2 Oct 2008   104.29646086%
2 Nov 2008   104.71597292%
2 Dec 2008   105.13617397%
2 Jan 2009   105.55707007%
2 Feb 2009    99.20290229%
2 Mar 2009    99.60290790%
2 Apr 2009   100.00362701%
2 May 2009   100.40506588%
2 Jun 2009   100.80723080%
2 Jul 2009   101.21012816%
2 Aug 2009    98.30171653%
2 Sep 2009    98.70609810%
2 Oct 2009    99.11123155%
2 Nov 2009    99.51712347%
2 Dec 2009    99.92378053%
2 Jan 2010    92.96412352%
2 Feb 2010    92.22890624%
2 Mar 2010    92.60308758%
2 Apr 2010    92.97806127%
2 May 2010    93.35383425%
2 Jun 2010    93.73041352%
2 Jul 2010    94.11701421%
2 Aug 2010    91.39204919%
2 Sep 2010    91.77109004%
2 Oct 2010    92.15096587%
2 Nov 2010    92.53168399%
2 Dec 2010    92.91325179%
2 Jan 2011    93.31419571%
2 Feb 2011    82.21428336%
2 Mar 2011    82.55044396%
2 Apr 2011    82.88748447%
2 May 2011    83.22541258%
2 Jun 2011    83.56423610%
2 Jul 2011    83.92805957%
2 Aug 2011    80.24158636%
2 Sep 2011    80.58314348%
2 Oct 2011    80.92562782%
2 Nov 2011    81.26904753%
2 Dec 2011    81.61341083%
2 Jan 2012    81.98846273%
2 Feb 2012    73.99438264%
2 Mar 2012    74.31274287%
2 Apr 2012    74.63208023%
2 May 2012    74.95240329%
2 Jun 2012    75.27372068%
2 Jul 2012    75.61741253%
2 Aug 2012    72.08693610%
2 Sep 2012    72.41128917%
2 Oct 2012    72.73667193%
2 Nov 2012    73.06309343%
2 Dec 2012    73.39056277%
2 Jan 2013    73.73200166%
2 Feb 2013    68.59704332%
2 Mar 2013    68.90783003%
2 Apr 2013    69.21970182%
2 May 2013    69.53266824%
2 Jun 2013    69.84673888%
2 Jul 2013    70.17483593%
2 Aug 2013    68.11483421%
2 Sep 2013    68.43227598%
2 Oct 2013    68.75086122%
2 Nov 2013    69.07059998%
2 Dec 2013    69.39150236%
2 Jan 2014    69.72649111%
2 Feb 2014    61.50969663%
2 Mar 2014    61.79784330%
2 Apr 2014    62.08719496%
2 May 2014    62.37776222%
2 Jun 2014    62.66955570%
2 Jul 2014    62.97929743%
2 Aug 2014    60.37332414%
2 Sep 2014    60.66886128%
2 Oct 2014    60.96566825%
2 Nov 2014    61.26375621%
2 Dec 2014    61.56313639%
2 Jan 2015    61.88437252%
2 Feb 2015    54.65234594%
2 Mar 2015    54.92464103%
2 Apr 2015    55.19827426%
2 May 2015    55.47325741%
2 Jun 2015    55.74960231%
2 Jul 2015    56.04787329%
2 Aug 2015    53.61290697%
2 Sep 2015    53.89340919%
2 Oct 2015    54.17532158%
2 Nov 2015    54.45865649%
2 Dec 2015    54.74342642%
2 Jan 2016    55.05019636%
2 Feb 2016    52.16062224%
2 Mar 2016    52.44667147%
2 Apr 2016    52.73420674%
2 May 2016    53.02324108%
2 Jun 2016    53.31378765%
2 Jul 2016    53.60585970%
2 Aug 2016    51.20401020%
2 Sep 2016    51.49917350%
2 Oct 2016    51.79590278%
2 Nov 2016    52.09421179%
2 Dec 2016    52.39411439%
2 Jan 2017    52.69562455%
2 Feb 2017    34.83886581%
2 Mar 2017    35.02697718%
2 Apr 2017    35.21673882%
2 May 2017    35.46190348%
2 Jun 2017    35.70934798%
2 Jul 2017    36.03443263%

                                                           SCHEDULE 3
                                                               TO
                                                             LEASE



 SCHEDULE OF SPECIALTY CASUALTY VALUES


             Percentage of
   DATE      Facility Cost
2 Oct 1989   103.67527677%
2 Nov 1989   104.75977858%
2 Dec 1989   105.84781399%
2 Jan 1990   106.90514877%
2 Feb 1990   108.01507099%
2 Mar 1990   109.12881058%
2 Apr 1990   110.24260191%
2 May 1990   111.32960602%
2 Jun 1990   112.42017107%
2 Jul 1990   113.48368913%
2 Aug 1990   114.64502006%
2 Sep 1990   115.81074221%
2 Oct 1990   116.95025693%
2 Nov 1990   118.09391887%
2 Dec 1990   119.24177425%
2 Jan 1991   120.21005548%
2 Feb 1991   116.72854891%
2 Mar 1991   117.85563758%
2 Apr 1991   118.97319965%
2 May 1991   120.06659695%
2 Jun 1991   121.16362531%
2 Jul 1991   122.23625921%
2 Aug 1991   118.70492777%
2 Sep 1991   119.78436507%
2 Oct 1991   120.83921133%
2 Nov 1991   121.89725759%
2 Dec 1991   122.95853949%
2 Jan 1992   123.99502708%
2 Feb 1992   120.43110057%
2 Mar 1992   121.47361045%
2 Apr 1992   122.50670808%
2 May 1992   123.52547728%
2 Jun 1992   124.54704244%
2 Jul 1992   125.55415003%
2 Aug 1992   121.95675105%
2 Sep 1992   122.96918702%
2 Oct 1992   123.96706336%
2 Nov 1992   124.96750187%
2 Dec 1992   125.97053105%
2 Jan 1993   127.76015663%
2 Feb 1993   124.14733306%
2 Mar 1993   125.14397730%
2 Apr 1993   126.13788556%
2 May 1993   127.11751216%
2 Jun 1993   128.09949636%
2 Jul 1993   129.06706536%
2 Aug 1993   125.43383267%
2 Sep 1993   126.40587149%
2 Oct 1993   127.36338352%
2 Nov 1993   128.32300528%
2 Dec 1993   129.28476020%
2 Jan 1994   130.23187295%
2 Feb 1994   126.57419114%
2 Mar 1994   127.52528010%
2 Apr 1994   128.47632837%
2 May 1994   129.41380444%
2 Jun 1994   130.35316560%
2 Jul 1994   131.27882364%
2 Aug 1994   127.60340229%
2 Sep 1994   128.53258516%
2 Oct 1994   129.44795067%
2 Nov 1994   130.36495336%
2 Dec 1994   131.28361137%
2 Jan 1995   132.18833390%
2 Feb 1995   128.48609702%
2 Mar 1995   129.39382377%
2 Apr 1995   130.30310202%
2 May 1995   131.19964830%
2 Jun 1995   132.09762078%
2 Jul 1995   132.98273460%
2 Aug 1995   129.26660265%
2 Sep 1995   130.15432696%
2 Oct 1995   131.02907752%
2 Nov 1995   131.90500981%
2 Dec 1995   132.78213685%
2 Jan 1996   133.64617115%
2 Feb 1996   129.12217854%
2 Mar 1996   129.98165360%
2 Apr 1996   130.84221352%
2 May 1996   131.69151049%
2 Jun 1996   132.54177820%
2 Jul 1996   133.38066754%
2 Aug 1996   129.65802938%
2 Sep 1996   130.49863612%
2 Oct 1996   131.32775592%
2 Nov 1996   132.15761997%
2 Dec 1996   132.98823637%
2 Jan 1997   133.80725356%
2 Feb 1997   127.79708912%
2 Mar 1997   128.59807809%
2 Apr 1997   129.39971152%
2 May 1997   130.18704544%
2 Jun 1997   130.97487079%
2 Jul 1997   131.74824189%
2 Aug 1997   132.40382870%
2 Sep 1997   133.07245816%
2 Oct 1997   133.72702807%
2 Nov 1997   134.38233201%
2 Dec 1997   135.03837797%
2 Jan 1998   135.68022306%
2 Feb 1998   133.09677179%
2 Mar 1998   133.73980553%
2 Apr 1998   134.38344321%
2 May 1998   135.01256951%
2 Jun 1998   135.64214385%
2 Jul 1998   136.25704915%
2 Aug 1998   133.35309309%
2 Sep 1998   133.96857864%
2 Oct 1998   134.56923695%
2 Nov 1998   135.17002394%
2 Dec 1998   135.77094077%
2 Jan 1999   136.36997476%
2 Feb 1999   126.26663274%
2 Mar 1999   126.81778381%
2 Apr 1999   127.36904656%
2 May 1999   127.92042195%
2 Jun 1999   128.47191099%
2 Jul 1999   129.02351466%
2 Aug 1999   126.34470413%
2 Sep 1999   126.89654010%
2 Oct 1999   127.44849375%
2 Nov 1999   128.00056612%
2 Dec 1999   128.55275824%
2 Jan 2000   129.10507116%
2 Feb 2000   120.57360604%
2 Mar 2000   121.08696654%
2 Apr 2000   121.60045106%
2 May 2000   122.11406068%
2 Jun 2000   122.62779649%
2 Jul 2000   123.14165961%
2 Aug 2000   120.66030459%
2 Sep 2000   121.17442567%
2 Oct 2000   121.68867744%
2 Nov 2000   122.20306104%
2 Dec 2000   122.71757763%
2 Jan 2001   123.23222837%
2 Feb 2001   114.89829783%
2 Mar 2001   115.37402320%
2 Apr 2001   115.84988629%
2 May 2001   116.32588831%
2 Jun 2001   116.80203046%
2 Jul 2001   117.27831399%
2 Aug 2001   114.99457686%
2 Sep 2001   115.47114686%
2 Oct 2001   115.94786199%
2 Nov 2001   116.42472351%
2 Dec 2001   116.90173272%
2 Jan 2002   117.37889091%
2 Feb 2002   109.24266606%
2 Mar 2002   109.68092892%
2 Apr 2002   110.11934471%
 2 May 2002  110.55791478%
 2 Jun 2002  110.99664047%
 2 Jul 2002  111.43552316%
 2 Aug 2002  109.34958425%
 2 Sep 2002  109.78878507%
 2 Oct 2002  110.22814705%
 2 Nov 2002  110.66767161%
 2 Dec 2002  111.10736017%
 2 Jan 2003  111.54721417%
 2 Feb 2003   98.59311336%
 2 Mar 2003   98.96988730%
 2 Apr 2003   99.34683108%
 2 May 2003   99.72394618%
 2 Jun 2003  100.10123411%
 2 Jul 2003  100.48088169%
 2 Aug 2003   97.31477795%
 2 Sep 2003   97.69259350%
 2 Oct 2003   98.07058803%
 2 Nov 2003   98.44876310%
 2 Dec 2003   98.82712029%
 2 Jan 2004   99.21005625%
 2 Feb 2004   92.53648949%
 2 Mar 2004   92.88397424%
 2 Apr 2004   93.23164758%
 2 May 2004   93.57951118%
 2 Jun 2004   93.92756670%
 2 Jul 2004   94.27581584%
 2 Aug 2004   92.66834290%
 2 Sep 2004   93.01698436%
 2 Oct 2004   93.36582456%
 2 Nov 2004   93.71486526%
 2 Dec 2004   94.06410821%
 2 Jan 2005   94.41355518%
 2 Feb 2005   92.61083282%
 2 Mar 2005   92.95949633%
 2 Apr 2005   93.30836928%
 2 May 2005   93.65745350%
 2 Jun 2005   94.00675086%
 2 Jul 2005   94.35626323%
 2 Aug 2005   92.73953260%
 2 Sep 2005   93.08948064%
 2 Oct 2005   93.43964939%
 2 Nov 2005   93.79004079%
 2 Dec 2005   94.14065678%
 2 Jan 2006   94.49149935%
 2 Feb 2006   91.90179330%
 2 Mar 2006   92.24820085%
 2 Apr 2006   92.59484099%
 2 May 2006   92.94171575%
 2 Jun 2006   93.28882720%
 2 Jul 2006   93.63617741%
 2 Aug 2006   91.80320325%
 2 Sep 2006   92.15103727%
 2 Oct 2006   92.49911640%
 2 Nov 2006   92.84744278%
 2 Dec 2006   93.19601858%
 2 Jan 2007   93.54484598%
 2 Feb 2007   90.86058634%
 2 Mar 2007   91.20446283%
 2 Apr 2007   91.54859762%
 2 May 2007   91.89299296%
 2 Jun 2007   92.23765113%
 2 Jul 2007   92.58257445%
 2 Aug 2007   90.74265114%
 2 Sep 2007   91.08811174%
 2 Oct 2007   91.43384453%
 2 Nov 2007   91.77985189%
 2 Dec 2007   92.12613623%
 2 Jan 2008   92.47269999%
 2 Feb 2008   88.84354136%
 2 Mar 2008   89.18067754%
 2 Apr 2008   89.51810054%
 2 May 2008   89.85581289%
 2 Jun 2008   90.19381711%
 2 Jul 2008   90.53211579%
 2 Aug 2008   88.44705255%
 2 Sep 2008   88.78594788%
 2 Oct 2008   89.12514547%
 2 Nov 2008   89.46464798%
 2 Dec 2008   89.80445807%
 2 Jan 2009   90.14457845%
 2 Feb 2009   84.43522164%
 2 Mar 2009   84.75606104%
 2 Apr 2009   85.07721897%
 2 May 2009   85.39869821%
 2 Jun 2009   85.72050159%
 2 Jul 2009   86.04263195%
 2 Aug 2009   83.40790657%
 2 Sep 2009   83.73069952%
 2 Oct 2009   84.05382813%
 2 Nov 2009   84.37729535%
 2 Dec 2009   84.70110415%
 2 Jan 2010   85.02525752%
 2 Feb 2010   77.75108819%
 2 Mar 2010   78.04485801%
 2 Apr 2010   78.33898154%
 2 May 2010   78.63346190%
 2 Jun 2010   78.92830221%
 2 Jul 2010   79.23172710%
 2 Aug 2010   76.75660203%
 2 Sep 2010   77.05254127%
 2 Oct 2010   77.34885326%
 2 Nov 2010   77.64554127%
 2 Dec 2010   77.94260860%
 2 Jan 2011   78.25659339%
 2 Feb 2011   68.30157051%
 2 Mar 2011   68.55693766%
 2 Apr 2011   68.81269762%
 2 May 2011   69.06885383%
 2 Jun 2011   69.32540978%
 2 Jul 2011   69.60388388%
 2 Aug 2011   66.26561489%
 2 Sep 2011   66.52339119%
 2 Oct 2011   66.78158144%
 2 Nov 2011   67.04018926%
 2 Dec 2011   67.29921832%
 2 Jan 2012   67.58522299%
 2 Feb 2012   60.39835973%
 2 Mar 2012   60.63288576%
 2 Apr 2012   60.86784801%
 2 May 2012   61.10325030%
 2 Jun 2012   61.33909650%
 2 Jul 2012   61.59447208%
 2 Aug 2012   58.39031711%
 2 Sep 2012   58.62751852%
 2 Oct 2012   58.86517961%
 2 Nov 2012   59.10330442%
 2 Dec 2012   59.34189702%
 2 Jan 2013   59.59249053%
 2 Feb 2013   54.95296764%
 2 Mar 2013   55.17523690%
 2 Apr 2013   55.39799057%
 2 May 2013   55.62123292%
 2 Jun 2013   55.84496822%
 2 Jul 2013   56.08072982%
 2 Aug 2013   54.18375874%
 2 Sep 2013   54.40899901%
 2 Oct 2013   54.63474975%
 2 Nov 2013   54.86101546%
 2 Dec 2013   55.08780065%
 2 Jan 2014   55.32663890%
 2 Feb 2014   47.92942779%
 2 Mar 2014   48.12538086%
 2 Apr 2014   48.32187187%
 2 May 2014   48.51890556%
 2 Jun 2014   48.71648667%
 2 Jul 2014   48.92954076%
 2 Aug 2014   46.53872081%
 2 Sep 2014   46.73797320%
 2 Oct 2014   46.93779247%
 2 Nov 2014   47.13818362%
 2 Dec 2014   47.33915164%
 2 Jan 2015   47.55905198%
 2 Feb 2015   41.03438070%
 2 Mar 2015   41.20940441%
 2 Apr 2015   41.38502552%
 2 May 2015   41.56124926%
 2 Jun 2015   41.73808093%
 2 Jul 2015   41.93387622%
 2 Aug 2015   39.68866242%
 2 Sep 2015   39.86735003%
 2 Oct 2015   40.04666719%
 2 Nov 2015   40.22661940%
 2 Dec 2015   40.40721225%
 2 Jan 2016   40.60680171%
 2 Feb 2016   37.95186062%
 2 Mar 2016   38.13163989%
 2 Apr 2016   38.31208258%
 2 May 2016   38.49319449%
 2 Jun 2016   38.67498150%
 2 Jul 2016   38.85744953%
 2 Aug 2016   36.63394347%
 2 Sep 2016   36.81779152%
 2 Oct 2016   37.00233867%
 2 Nov 2016   37.18759106%
 2 Dec 2016   37.37355487%
 2 Jan 2017   37.56023635%
 2 Feb 2017   21.53345376%
 2 Mar 2017   21.61743205%
 2 Apr 2017   21.70214707%
 2 May 2017   21.83558588%
 2 Jun 2017   21.97031058%
 2 Jul 2017   22.17360056%

                                                          SCHEDULE 4
                                                              TO
                                                            LEASE



        SCHEDULE OF NET CASUALTY VALUES
                    PART A


               Percentage of
   DATE        Facility Cost
2 Oct 1989     16.93735710%
2 Nov 1989     17.26890623%
2 Dec 1989     17.60413673%
2 Jan 1990     17.90780183%
2 Feb 1990     20.74089205%
2 Mar 1990     21.10271927%
2 Apr 1990     21.46464454%
2 May 1990     21.79903512%
2 Jun 1990     22.13713757%
2 Jul 1990     22.44743869%
2 Aug 1990     27.59831009%
2 Sep 1990     28.01393255%
2 Oct 1990     28.40261927%
2 Nov 1990     28.79562352%
2 Dec 1990     29.19299330%
2 Jan 1991     29.40552392%
2 Feb 1991     29.77646751%
2 Mar 1991     30.15260266%
2 Apr 1991     30.51897904%
2 May 1991     30.86052579%
2 Jun 1991     31.20586161%
2 Jul 1991     31.52613220%
2 Aug 1991     31.84995361%
2 Sep 1991     32.17736528%
2 Oct 1991     32.47951067%
2 Nov 1991     32.78500360%
2 Dec 1991     33.09388122%
2 Jan 1992     33.37728466%
2 Feb 1992     33.66382544%
2 Mar 1992     33.95353833%
2 Apr 1992     34.23361569%
2 May 1992     34.49899633%
2 Jun 1992     34.76731183%
2 Jul 1992     35.02079866%
2 Aug 1992     35.27708689%
2 Sep 1992     35.53620756%
2 Oct 1992     35.78039598%
2 Nov 1992     36.02728106%
2 Dec 1992     36.27689266%
2 Jan 1993     37.33643501%
2 Feb 1993     37.57703108%
2 Mar 1993     37.82028251%
2 Apr 1993     38.06077833%
2 May 1993     38.28663174%
2 Jun 1993     38.51497490%
2 Jul 1993     38.72853925%
2 Aug 1993     38.94445542%
2 Sep 1993     39.16274939%
2 Oct 1993     39.36615132%
2 Nov 1993     39.57179058%
2 Dec 1993     39.77969186%
2 Jan 1994     39.97258404%
2 Feb 1994     40.16759516%
2 Mar 1994     40.36474856%
2 Apr 1994     40.56192814%
2 May 1994     40.74520261%
2 Jun 1994     40.93048723%
2 Jul 1994     41.10173315%
2 Aug 1994     41.27485413%
2 Sep 1994     41.44987080%
2 Oct 1994     41.61073300%
2 Nov 1994     41.77335319%
2 Dec 1994     41.93775069%
2 Jan 1995     42.08787402%
2 Feb 1995     42.23963428%
2 Mar 1995     42.39304942%
2 Apr 1995     42.54813757%
2 May 1995     42.69019327%
2 Jun 1995     42.83379433%
2 Jul 1995     42.96423384%
2 Aug 1995     43.09608813%
2 Sep 1995     43.22937265%
2 Oct 1995     43.34937921%
2 Nov 1995     43.47068282%
2 Dec 1995     43.59329760%
2 Jan 1996     43.70251404%
2 Feb 1996     43.81290578%
2 Mar 1996     43.92448557%
2 Apr 1996     44.03726629%
2 May 1996     44.13853548%
2 Jun 1996     44.24088957%
2 Jul 1996     44.33161480%
2 Aug 1996     44.42330626%
2 Sep 1996     44.51597435%
2 Oct 1996     44.59690409%
2 Nov 1996     44.67868934%
2 Dec 1996     44.76133923%
2 Jan 1997     44.83213753%
2 Feb 1997     44.90367682%
2 Mar 1997     44.97596495%
2 Apr 1997     45.04900983%
2 May 1997     45.10742616%
2 Jun 1997     45.16644333%
2 Jul 1997     45.21067427%
2 Aug 1997     47.72195809%
2 Sep 1997     47.81769130%
2 Oct 1997     47.89904720%
2 Nov 1997     47.98125797%
2 Dec 1997     48.06433269%
2 Jan 1998     48.13288719%
2 Feb 1998     48.20215207%
2 Mar 1998     48.27213479%
2 Apr 1998     48.34284285%
2 May 1998     48.39871458%
2 Jun 1998     48.45515299%
2 Jul 1998     48.49659459%
2 Aug 1998     48.53844058%
2 Sep 1998     48.58069496%
2 Oct 1998     48.60779250%
2 Nov 1998     48.63513259%
2 Dec 1998     48.66271737%
2 Jan 1999     48.68847562%
2 Feb 1999     48.71445983%
2 Mar 1999     48.74067200%
2 Apr 1999     48.76711412%
2 May 1999     48.79378821%
2 Jun 1999     48.82069631%
2 Jul 1999     48.84784045%
2 Aug 1999     48.87522273%
2 Sep 1999     48.90284523%
2 Oct 1999     48.93071005%
2 Nov 1999     48.95881931%
2 Dec 1999     48.98717518%
2 Jan 2000     49.01577980%
2 Feb 2000     49.04463536%
2 Mar 2000     49.07374406%
2 Apr 2000     49.10310812%
2 May 2000     49.13272979%
2 Jun 2000     49.16261133%
2 Jul 2000     49.19275500%
2 Aug 2000     49.22316310%
2 Sep 2000     49.25383798%
2 Oct 2000     49.28478196%
2 Nov 2000     49.31599739%
2 Dec 2000     49.34748667%
2 Jan 2001     49.37925220%
2 Feb 2001     49.41129640%
2 Mar 2001     49.44362172%
2 Apr 2001     49.47623060%
2 May 2001     49.50912557%
2 Jun 2001     49.54230911%
2 Jul 2001     49.57578376%
2 Aug 2001     49.60955207%
2 Sep 2001     49.64361662%
2 Oct 2001     49.67798002%
2 Nov 2001     49.71264486%
2 Dec 2001     49.74761382%
2 Jan 2002     49.78288954%
2 Feb 2002     49.81847473%
2 Mar 2002     49.85437210%
2 Apr 2002     49.89058439%
2 May 2002    49.92711436%
2 Jun 2002    49.96396480%
2 Jul 2002    50.00113850%
2 Aug 2002    50.03863832%
2 Sep 2002    50.07646712%
2 Oct 2002    50.11462779%
2 Nov 2002    50.15312322%
2 Dec 2002    50.19195636%
2 Jan 2003    50.23113018%
2 Feb 2003    48.82999135%
2 Mar 2003    48.86985550%
2 Apr 2003    48.91006937%
2 May 2003    48.95063602%
2 Jun 2003    48.99155855%
2 Jul 2003    49.03509005%
2 Aug 2003    47.63607743%
2 Sep 2003    47.67808644%
2 Oct 2003    47.72046398%
2 Nov 2003    47.76321330%
2 Dec 2003    47.80633764%
2 Jan 2004    47.85436537%
2 Feb 2004    47.67734902%
2 Mar 2004    47.72161830%
2 Apr 2004    47.76627593%
2 May 2004    47.81132535%
2 Jun 2004    47.85676995%
2 Jul 2004    47.90261323%
2 Aug 2004    47.94885868%
2 Sep 2004    47.99550984%
2 Oct 2004    48.04257024%
2 Nov 2004    48.09004349%
2 Dec 2004    48.13793322%
2 Jan 2005    48.18624306%
2 Feb 2005    48.21672840%
2 Mar 2005    48.26588959%
2 Apr 2005    48.31548204%
2 May 2005    48.36550955%
2 Jun 2005    48.41597595%
2 Jul 2005    48.46688506%
2 Aug 2005    48.49999249%
2 Sep 2005    48.55179874%
2 Oct 2005    48.60405949%
2 Nov 2005    48.65677870%
2 Dec 2005    48.70996040%
2 Jan 2006    48.76360864%
2 Feb 2006    48.54880502%
2 Mar 2006    48.60339868%
2 Apr 2006    48.65847127%
2 May 2006    48.71402700%
2 Jun 2006    48.77007009%
2 Jul 2006    48.82660485%
2 Aug 2006    48.61471306%
2 Sep 2006    48.67224407%
2 Oct 2006    48.73027980%
2 Nov 2006    48.78882467%
2 Dec 2006    48.84788313%
2 Jan 2007    48.90745968%
2 Feb 2007    48.66021888%
2 Mar 2007    48.72084532%
2 Apr 2007    48.78200362%
2 May 2007    48.84369845%
2 Jun 2007    48.90593450%
2 Jul 2007    48.96871653%
2 Aug 2007    48.72470933%
2 Sep 2007    48.78859772%
2 Oct 2007    48.85304660%
2 Nov 2007    48.91806087%
2 Dec 2007    48.98364548%
2 Jan 2008    49.04980545%
2 Feb 2008    48.50186580%
2 Mar 2008    48.56919167%
2 Apr 2008    48.63710817%
2 May 2008    48.70562049%
2 Jun 2008    48.77473383%
2 Jul 2008    48.84445350%
2 Aug 2008    48.30010476%
2 Sep 2008    48.37105305%
2 Oct 2008    48.44262373%
2 Nov 2008    48.51482231%
2 Dec 2008    48.58765424%
2 Jan 2009    48.66112512%
2 Feb 2009    47.44825423%
2 Mar 2009    47.52301983%
2 Apr 2009    47.59844134%
2 May 2009    47.67452449%
2 Jun 2009    47.75127510%
2 Jul 2009    47.82869902%
2 Aug 2009    46.61981585%
2 Sep 2009    46.69860417%
2 Oct 2009    46.77808366%
2 Nov 2009    46.85826042%
2 Dec 2009    46.93914054%
2 Jan 2010    47.02073019%
2 Feb 2010    45.81604930%
2 Mar 2010    45.89907676%
2 Apr 2010    45.98283260%
2 May 2010    46.06732320%
2 Jun 2010    46.15255501%
2 Jul 2010    46.24699926%
2 Aug 2010    45.04674677%
2 Sep 2010    45.13424145%
2 Oct 2010    45.22250371%
2 Nov 2010    45.31154025%
2 Dec 2010    45.40135791%
2 Jan 2011    45.50898755%
2 Feb 2011    43.19929415%
2 Mar 2011    43.29149642%
2 Apr 2011    43.38450756%
2 May 2011    43.47833466%
2 Jun 2011    43.57298488%
2 Jul 2011    43.69061695%
2 Aug 2011    41.38584129%
2 Sep 2011    41.48300444%
2 Oct 2011    41.58101997%
2 Nov 2011    41.67989535%
2 Dec 2011    41.77963816%
2 Jan 2012    41.90759227%
2 Feb 2012    39.60799892%
2 Mar 2012    39.71038986%
2 Apr 2012    39.81367904%
2 May 2012    39.91787436%
2 Jun 2012    40.02298374%
2 Jul 2012    40.14866142%
2 Aug 2012    37.85452923%
2 Sep 2012    37.96242924%
2 Oct 2012    38.07127582%
2 Nov 2012    38.18107728%
2 Dec 2012    38.29184200%
2 Jan 2013    38.41544858%
2 Feb 2013    37.37564020%
2 Mar 2013    37.48934567%
2 Apr 2013    37.60404867%
2 May 2013    37.71975791%
2 Jun 2013    37.83648224%
2 Jul 2013    37.96610072%
2 Aug 2013    36.93235697%
2 Sep 2013    37.05218029%
2 Oct 2013    37.17305479%
2 Nov 2013    37.29498969%
2 Dec 2013    37.41799428%
2 Jan 2014    37.55394811%
2 Feb 2014    35.84468465%
2 Mar 2014    35.97095497%
2 Apr 2014    36.09833303%
2 May 2014    36.22682854%
2 Jun 2014    36.35645131%
2 Jul 2014    36.50257345%
2 Aug 2014    34.80004478%
2 Sep 2014    34.93310899%
2 Oct 2014    35.06734053%
2 Nov 2014    35.20274965%
2 Dec 2014    35.33934667%
2 Jan 2015    35.49603534%
2 Feb 2015    33.80060383%
2 Mar 2015    33.94082746%
2 Apr 2015    34.08228123%
2 May 2015    34.22497593%
2 Jun 2015    34.36892245%
2 Jul 2015    34.53302511%
2 Aug 2015    32.84507261%
2 Sep 2015    32.99284086%
2 Oct 2015    33.14190544%
2 Nov 2015    33.29227773%
2 Dec 2015    33.44396918%
2 Jan 2016    33.61588472%
2 Feb 2016    31.93581363%
2 Mar 2016    32.09153245%
2 Apr 2016    32.24861734%
2 May 2016    32.40708029%
2 Jun 2016    32.56693339%
2 Jul 2016    32.72818883%
2 Aug 2016    31.05642322%
2 Sep 2016    31.22052037%
2 Oct 2016    31.38605709%
2 Nov 2016    31.55304602%
2 Dec 2016    31.72149990%
2 Jan 2017    31.89143157%
2 Feb 2017    32.02653075%
2 Mar 2017    32.19945701%
2 Apr 2017    32.37390031%
2 May 2017    32.59927428%
2 Jun 2017    32.82674406%
2 Jul 2017    33.12558655%

                                                          SCHEDULE 4
                                                              TO
                                                            LEASE



              SCHEDULE OF NET CASUALTY VALUES
                         PART B

               Percentage of
   DATE        Facility Cost
2 Oct 1989     18.42467159%
2 Nov 1989     18.78533493%
2 Dec 1989     19.15000292%
2 Jan 1990     19.48033366%
2 Feb 1990     22.56220509%
2 Mar 1990     22.95580532%
2 Apr 1990     23.34951221%
2 May 1990     23.71326652%
2 Jun 1990     24.08105865%
2 Jul 1990     24.41860813%
2 Aug 1990     30.02179128%
2 Sep 1990     30.47391066%
2 Oct 1990     30.89672900%
2 Nov 1990     31.32424400%
2 Dec 1990     31.75650788%
2 Jan 1991     31.98770138%
2 Feb 1991     32.39121852%
2 Mar 1991     32.80038310%
2 Apr 1991     33.19893196%
2 May 1991     33.57047084%
2 Jun 1991     33.94613152%
2 Jul 1991     34.29452592%
2 Aug 1991     34.64678296%
2 Sep 1991     35.00294552%
2 Oct 1991     35.33162311%
2 Nov 1991     35.66394218%
2 Dec 1991     35.99994317%
2 Jan 1992     36.30823302%
2 Feb 1992     36.61993571%
2 Mar 1992     36.93508906%
2 Apr 1992     37.23976076%
2 May 1992     37.52844518%
2 Jun 1992     37.82032219%
2 Jul 1992     38.09606837%
2 Aug 1992     38.37486195%
2 Sep 1992     38.65673670%
2 Oct 1992     38.92236795%
2 Nov 1992     39.19093267%
2 Dec 1992     39.46246333%
2 Jan 1993     40.61504692%
2 Feb 1993     40.87677037%
2 Mar 1993     41.14138236%
2 Apr 1993     41.40299676%
2 May 1993     41.64868296%
2 Jun 1993     41.89707754%
2 Jul 1993     42.12939555%
2 Aug 1993     42.36427189%
2 Sep 1993     42.60173483%
2 Oct 1993     42.82299803%
2 Nov 1993     43.04669503%
2 Dec 1993     43.27285267%
2 Jan 1994     43.48268323%
2 Feb 1994     43.69481879%
2 Mar 1994     43.90928475%
2 Apr 1994     44.12377920%
2 May 1994     44.32314749%
2 Jun 1994     44.52470244%
2 Jul 1994     44.71098593%
2 Aug 1994     44.89930912%
2 Sep 1994     45.08969447%
2 Oct 1994     45.26468241%
2 Nov 1994     45.44158272%
2 Dec 1994     45.62041640%
2 Jan 1995     45.78372245%
2 Feb 1995     45.94880919%
2 Mar 1995     46.11569612%
2 Apr 1995     46.28440298%
2 May 1995     46.43893297%
2 Jun 1995     46.59514402%
2 Jul 1995     46.73703777%
2 Aug 1995     46.88047054%
2 Sep 1995     47.02545913%
2 Oct 1995     47.15600378%
2 Nov 1995     47.28795939%
2 Dec 1995     47.42134130%
2 Jan 1996     47.54014832%
2 Feb 1996     47.66023386%
2 Mar 1996     47.78161176%
2 Apr 1996     47.90429606%
2 May 1996     48.01445797%
2 Jun 1996     48.12580004%
2 Jul 1996     48.22449210%
2 Aug 1996     48.32423523%
2 Sep 1996     48.42504075%
2 Oct 1996     48.51307714%
2 Nov 1996     48.60204418%
2 Dec 1996     48.69195177%
2 Jan 1997     48.76896706%
2 Feb 1997     48.84678841%
2 Mar 1997     48.92542435%
2 Apr 1997     49.00488350%
2 May 1997     49.06842952%
2 Jun 1997     49.13262915%
2 Jul 1997     49.18074412%
2 Aug 1997     51.91255047%
2 Sep 1997     52.01669028%
2 Oct 1997     52.10519024%
2 Nov 1997     52.19462016%
2 Dec 1997     52.28498989%
2 Jan 1998     52.35956435%
2 Feb 1998     52.43491157%
2 Mar 1998     52.51103965%
2 Apr 1998     52.58795678%
2 May 1998     52.64873476%
2 Jun 1998     52.71012917%
2 Jul 1998     52.75520986%
2 Aug 1998     52.80073046%
2 Sep 1998     52.84669532%
2 Oct 1998     52.87617236%
2 Nov 1998     52.90591326%
2 Dec 1998     52.93592033%
2 Jan 1999     52.96394048%
2 Feb 1999     52.99220643%
2 Mar 1999     53.02072037%
2 Apr 1999     53.04948444%
2 May 1999     53.07850085%
2 Jun 1999     53.10777182%
2 Jul 1999     53.13729957%
2 Aug 1999     53.16708636%
2 Sep 1999     53.19713446%
2 Oct 1999     53.22744616%
2 Nov 1999     53.25802377%
2 Dec 1999     53.28886965%
2 Jan 2000     53.31998612%
2 Feb 2000     53.35137556%
2 Mar 2000     53.38304037%
2 Apr 2000     53.41498297%
2 May 2000     53.44720580%
2 Jun 2000     53.47971131%
2 Jul 2000     53.51250197%
2 Aug 2000     53.54558030%
2 Sep 2000     53.57894882%
2 Oct 2000     53.61261007%
2 Nov 2000     53.64656661%
2 Dec 2000     53.68082105%
2 Jan 2001     53.71537600%
2 Feb 2001     53.75023408%
2 Mar 2001     53.78539797%
2 Apr 2001     53.82087033%
2 May 2001     53.85665389%
2 Jun 2001     53.89275137%
2 Jul 2001     53.92916552%
2 Aug 2001     53.96589911%
2 Sep 2001     54.00295496%
2 Oct 2001     54.04033590%
2 Nov 2001     54.07804475%
2 Dec 2001     54.11608443%
2 Jan 2002     54.15445781%
2 Feb 2002     54.19316783%
2 Mar 2002     54.23221745%
2 Apr 2002     54.27160963%
 2 May 2002   54.31134740%
 2 Jun 2002   54.35143376%
 2 Jul 2002   54.39187179%
 2 Aug 2002   54.43266457%
 2 Sep 2002   54.47381522%
 2 Oct 2002   54.51532688%
 2 Nov 2002   54.55720269%
 2 Dec 2002   54.59944588%
 2 Jan 2003   54.64205965%
 2 Feb 2003   53.11788309%
 2 Mar 2003   53.16124781%
 2 Apr 2003   53.20499297%
 2 May 2003   53.24912189%
 2 Jun 2003   53.29363794%
 2 Jul 2003   53.34099205%
 2 Aug 2003   51.81912840%
 2 Sep 2003   51.86482634%
 2 Oct 2003   51.91092516%
 2 Nov 2003   51.95742841%
 2 Dec 2003   52.00433961%
 2 Jan 2004   52.05658479%
 2 Feb 2004   51.86402416%
 2 Mar 2004   51.91218085%
 2 Apr 2004   51.96075998%
 2 May 2004   52.00976530%
 2 Jun 2004   52.05920052%
 2 Jul 2004   52.10906942%
 2 Aug 2004   52.15937581%
 2 Sep 2004   52.21012353%
 2 Oct 2004   52.26131643%
 2 Nov 2004   52.31295843%
 2 Dec 2004   52.36505348%
 2 Jan 2005   52.41760554%
 2 Feb 2005   52.45076788%
 2 Mar 2005   52.50424604%
 2 Apr 2005   52.55819334%
 2 May 2005   52.61261391%
 2 Jun 2005   52.66751189%
 2 Jul 2005   52.72289147%
 2 Aug 2005   52.75890614%
 2 Sep 2005   52.81526164%
 2 Oct 2005   52.87211154%
 2 Nov 2005   52.92946017%
 2 Dec 2005   52.98731190%
 2 Jan 2006   53.04567113%
 2 Feb 2006   52.81200503%
 2 Mar 2006   52.87139271%
 2 Apr 2006   52.93130137%
 2 May 2006   52.99173560%
 2 Jun 2006   53.05269999%
 2 Jul 2006   53.11419921%
 2 Aug 2006   52.88370063%
 2 Sep 2006   52.94628360%
 2 Oct 2006   53.00941560%
 2 Nov 2006   53.07310145%
 2 Dec 2006   53.13734599%
 2 Jan 2007   53.20215412%
 2 Feb 2007   52.93320245%
 2 Mar 2007   52.99915265%
 2 Apr 2007   53.06568142%
 2 May 2007   53.13279384%
 2 Jun 2007   53.20049501%
 2 Jul 2007   53.26879010%
 2 Aug 2007   53.00335597%
 2 Sep 2007   53.07285458%
 2 Oct 2007   53.14296288%
 2 Nov 2007   53.21368622%
 2 Dec 2007   53.28503000%
 2 Jan 2008   53.35699965%
 2 Feb 2008   52.76094396%
 2 Mar 2008   52.83418189%
 2 Apr 2008   52.90806232%
 2 May 2008   52.98259089%
 2 Jun 2008   53.05777326%
 2 Jul 2008   53.13361519%
 2 Aug 2008   52.54146574%
 2 Sep 2008   52.61864419%
 2 Oct 2008   52.69649969%
 2 Nov 2008   52.77503821%
 2 Dec 2008   52.85426571%
 2 Jan 2009   52.93418826%
 2 Feb 2009   51.61481194%
 2 Mar 2009   51.69614292%
 2 Apr 2009   51.77818738%
 2 May 2009   51.86095160%
 2 Jun 2009   51.94444189%
 2 Jul 2009   52.02866461%
 2 Aug 2009   50.71362619%
 2 Sep 2009   50.79933311%
 2 Oct 2009   50.88579191%
 2 Nov 2009   50.97300920%
 2 Dec 2009   51.06099162%
 2 Jan 2010   51.14974588%
 2 Feb 2010   49.83927875%
 2 Mar 2010   49.92959708%
 2 Apr 2010   50.02070773%
 2 May 2010   50.11261768%
 2 Jun 2010   50.20533392%
 2 Jul 2010   50.30807158%
 2 Aug 2010   49.00242171%
 2 Sep 2010   49.09759953%
 2 Oct 2010   49.19361234%
 2 Nov 2010   49.29046742%
 2 Dec 2010   49.38817220%
 2 Jan 2011   49.50525309%
 2 Feb 2011   46.99273935%
 2 Mar 2011   47.09303815%
 2 Apr 2011   47.19421684%
 2 May 2011   47.29628315%
 2 Jun 2011   47.39924486%
 2 Jul 2011   47.52720652%
 2 Aug 2011   45.02004236%
 2 Sep 2011   45.12573766%
 2 Oct 2011   45.23236020%
 2 Nov 2011   45.33991810%
 2 Dec 2011   45.44841959%
 2 Jan 2012   45.58760968%
 2 Feb 2012   43.08608292%
 2 Mar 2012   43.19746507%
 2 Apr 2012   43.30982435%
 2 May 2012   43.42316934%
 2 Jun 2012   43.53750866%
 2 Jul 2012   43.67422242%
 2 Aug 2012   41.17863637%
 2 Sep 2012   41.29601137%
 2 Oct 2012   41.41441606%
 2 Nov 2012   41.53385948%
 2 Dec 2012   41.65435074%
 2 Jan 2013   41.78881155%
 2 Feb 2013   40.65769482%
 2 Mar 2013   40.78138508%
 2 Apr 2013   40.90616044%
 2 May 2013   41.03203042%
 2 Jun 2013   41.15900463%
 2 Jul 2013   41.30000525%
 2 Aug 2013   40.17548571%
 2 Sep 2013   40.30583104%
 2 Oct 2013   40.43731984%
 2 Nov 2013   40.56996217%
 2 Dec 2013   40.70376812%
 2 Jan 2014   40.85166043%
 2 Feb 2014   38.99230198%
 2 Mar 2014   39.12966044%
 2 Apr 2014   39.26822390%
 2 May 2014   39.40800295%
 2 Jun 2014   39.54900824%
 2 Jul 2014   39.70796175%
 2 Aug 2014   37.85592950%
 2 Sep 2014   38.00067843%
 2 Oct 2014   38.14669720%
 2 Nov 2014   38.29399696%
 2 Dec 2014   38.44258892%
 2 Jan 2015   38.61303685%
 2 Feb 2015   36.76872498%
 2 Mar 2015   36.92126201%
 2 Apr 2015   37.07513722%
 2 May 2015   37.23036232%
 2 Jun 2015   37.38694916%
 2 Jul 2015   37.56546212%
 2 Aug 2015   35.72928601%
 2 Sep 2015   35.89003019%
 2 Oct 2015   36.05218453%
 2 Nov 2015   36.21576140%
 2 Dec 2015   36.38077328%
 2 Jan 2016   36.56778518%
 2 Feb 2016   34.74018258%
 2 Mar 2016   34.90957548%
 2 Apr 2016   35.08045442%
 2 May 2016   35.25283242%
 2 Jun 2016   35.42672264%
 2 Jul 2016   35.60213835%
 2 Aug 2016   33.78357055%
 2 Sep 2016   33.96207751%
 2 Oct 2016   34.14215045%
 2 Nov 2016   34.32380312%
 2 Dec 2016   34.50704938%
 2 Jan 2017   34.69190321%
 2 Feb 2017   34.83886581%
 2 Mar 2017   35.02697718%
 2 Apr 2017   35.21673882%
 2 May 2017   35.46190348%
 2 Jun 2017   35.70934798%
 2 Jul 2017   36.03443263%

                                                          SCHEDULE 4
                                                              TO
                                                            LEASE



      SCHEDULE OF NET CASUALTY VALUES
                   PART C

               Percentage of
   DATE        Facility Cost
2 Oct 1989     16.45059963%
2 Nov 1989     16.77262047%
2 Dec 1989     17.09821689%
2 Jan 1990     17.39315505%
2 Feb 1990     20.14482597%
2 Mar 1990     20.49625475%
2 Apr 1990     20.84777876%
2 May 1990     21.17255939%
2 Jun 1990     21.50094522%
2 Jul 1990     21.80232869%
2 Aug 1990     26.80517079%
2 Sep 1990     27.20884880%
2 Oct 1990     27.58636518%
2 Nov 1990     27.96807500%
2 Dec 1990     28.35402489%
2 Jan 1991     28.56044766%
2 Feb 1991     28.92073082%
2 Mar 1991     29.28605634%
2 Apr 1991     29.64190354%
2 May 1991     29.97363468%
2 Jun 1991     30.30904600%
2 Jul 1991     30.62011243%
2 Aug 1991     30.93462764%
2 Sep 1991     31.25262993%
2 Oct 1991     31.54609206%
2 Nov 1991     31.84280552%
2 Dec 1991     32.14280640%
2 Jan 1992     32.41806520%
2 Feb 1992     32.69637117%
2 Mar 1992     32.97775809%
2 Apr 1992     33.24978639%
2 May 1992     33.50754034%
2 Jun 1992     33.76814481%
2 Jul 1992     34.01434676%
2 Aug 1992     34.26326960%
2 Sep 1992     34.51494348%
2 Oct 1992     34.75211424%
2 Nov 1992     34.99190417%
2 Dec 1992     35.23434226%
2 Jan 1993     36.26343475%
2 Feb 1993     36.49711640%
2 Mar 1993     36.73337711%
2 Apr 1993     36.96696139%
2 May 1993     37.18632407%
2 Jun 1993     37.40810495%
2 Jul 1993     37.61553174%
2 Aug 1993     37.82524276%
2 Sep 1993     38.03726324%
2 Oct 1993     38.23481967%
2 Nov 1993     38.43454913%
2 Dec 1993     38.63647560%
2 Jan 1994     38.82382431%
2 Feb 1994     39.01323106%
2 Mar 1994     39.20471853%
2 Apr 1994     39.39623143%
2 May 1994     39.57423883%
2 Jun 1994     39.75419861%
2 Jul 1994     39.92052315%
2 Aug 1994     40.08866886%
2 Sep 1994     40.25865578%
2 Oct 1994     40.41489501%
2 Nov 1994     40.57284171%
2 Dec 1994     40.73251464%
2 Jan 1995     40.87832362%
2 Feb 1995     41.02572249%
2 Mar 1995     41.17472868%
2 Apr 1995     41.32535980%
2 May 1995     41.46333301%
2 Jun 1995     41.60280716%
2 Jul 1995     41.72949801%
2 Aug 1995     41.85756298%
2 Sep 1995     41.98701708%
2 Oct 1995     42.10357480%
2 Nov 1995     42.22139231%
2 Dec 1995     42.34048330%
2 Jan 1996     42.44656100%
2 Feb 1996     42.55378023%
2 Mar 1996     42.66215336%
2 Apr 1996     42.77169291%
2 May 1996     42.87005176%
2 Jun 1996     42.96946432%
2 Jul 1996     43.05758223%
2 Aug 1996     43.14663860%
2 Sep 1996     43.23664353%
2 Oct 1996     43.31524745%
2 Nov 1996     43.39468230%
2 Dec 1996     43.47495694%
2 Jan 1997     43.54372059%
2 Feb 1997     43.61320394%
2 Mar 1997     43.68341460%
2 Apr 1997     43.75436027%
2 May 1997     43.81109779%
2 Jun 1997     43.86841888%
2 Jul 1997     43.91137868%
2 Aug 1997     46.35049149%
2 Sep 1997     46.44347346%
2 Oct 1997     46.52249129%
2 Nov 1997     46.60233943%
2 Dec 1997     46.68302669%
2 Jan 1998     46.74961103%
2 Feb 1998     46.81688533%
2 Mar 1998     46.88485683%
2 Apr 1998     46.95353284%
2 May 1998     47.00779889%
2 Jun 1998     47.06261533%
2 Jul 1998     47.10286595%
2 Aug 1998     47.14350934%
2 Sep 1998     47.18454939%
2 Oct 1998     47.21086818%
2 Nov 1998     47.23742255%
2 Dec 1998     47.26421458%
2 Jan 1999     47.28923257%
2 Feb 1999     47.31447003%
2 Mar 1999     47.33992890%
2 Apr 1999     47.36561111%
2 May 1999     47.39151862%
2 Jun 1999     47.41765341%
2 Jul 1999     47.44401747%
2 Aug 1999     47.47061282%
2 Sep 1999     47.49744148%
2 Oct 1999     47.52450550%
2 Nov 1999     47.55180694%
2 Dec 1999     47.57934790%
2 Jan 2000     47.60713046%
2 Feb 2000     47.63515675%
2 Mar 2000     47.66342890%
2 Apr 2000     47.69194908%
2 May 2000     47.72071946%
2 Jun 2000     47.74974224%
2 Jul 2000     47.77901962%
2 Aug 2000     47.80855384%
2 Sep 2000     47.83834716%
2 Oct 2000     47.86840185%
2 Nov 2000     47.89872019%
2 Dec 2000     47.92930451%
2 Jan 2001     47.96015714%
2 Feb 2001     47.99128043%
2 Mar 2001     48.02267676%
2 Apr 2001     48.05434851%
2 May 2001     48.08629812%
2 Jun 2001     48.11852801%
2 Jul 2001     48.15104064%
2 Aug 2001     48.18383849%
2 Sep 2001     48.21692407%
2 Oct 2001     48.25029991%
2 Nov 2001     48.28396853%
2 Dec 2001     48.31793253%
2 Jan 2002     48.35219447%
2 Feb 2002     48.38675699%
2 Mar 2002     48.42162272%
2 Apr 2002     48.45679431%
2 May 2002    48.49227446%
2 Jun 2002    48.52806586%
2 Jul 2002    48.56417124%
2 Aug 2002    48.60059337%
2 Sep 2002    48.63733502%
2 Oct 2002    48.67439900%
2 Nov 2002    48.71178812%
2 Dec 2002    48.74950525%
2 Jan 2003    48.78755326%
2 Feb 2003    47.42668133%
2 Mar 2003    47.46539983%
2 Apr 2003    47.50445801%
2 May 2003    47.54385883%
2 Jun 2003    47.58360530%
2 Jul 2003    47.62588576%
2 Aug 2003    46.26707893%
2 Sep 2003    46.30788066%
2 Oct 2003    46.34904032%
2 Nov 2003    46.39056108%
2 Dec 2003    46.43244608%
2 Jan 2004    46.47909356%
2 Feb 2004    46.30716443%
2 Mar 2004    46.35016147%
2 Apr 2004    46.39353570%
2 May 2004    46.43729045%
2 Jun 2004    46.48142904%
2 Jul 2004    46.52595484%
2 Aug 2004    46.57087126%
2 Sep 2004    46.61618172%
2 Oct 2004    46.66188967%
2 Nov 2004    46.70799860%
2 Dec 2004    46.75451204%
2 Jan 2005    46.80143352%
2 Feb 2005    46.83104275%
2 Mar 2005    46.87879111%
2 Apr 2005    46.92695834%
2 May 2005    46.97554813%
2 Jun 2005    47.02456419%
2 Jul 2005    47.07401024%
2 Aug 2005    47.10616620%
2 Sep 2005    47.15648361%
2 Oct 2005    47.20724245%
2 Nov 2005    47.25844658%
2 Dec 2005    47.31009991%
2 Jan 2006    47.36220637%
2 Feb 2006    47.15357592%
2 Mar 2006    47.20660063%
2 Apr 2006    47.26009051%
2 May 2006    47.31404964%
2 Jun 2006    47.36848213%
2 Jul 2006    47.42339215%
2 Aug 2006    47.21758985%
2 Sep 2006    47.27346750%
2 Oct 2006    47.32983536%
2 Nov 2006    47.38669772%
2 Dec 2006    47.44405892%
2 Jan 2007    47.50192332%
2 Feb 2007    47.26178790%
2 Mar 2007    47.32067201%
2 Apr 2007    47.38007270%
2 May 2007    47.43999450%
2 Jun 2007    47.50044197%
2 Jul 2007    47.56141973%
2 Aug 2007    47.32442497%
2 Sep 2007    47.38647730%
2 Oct 2007    47.44907400%
2 Nov 2007    47.51221984%
2 Dec 2007    47.57591964%
2 Jan 2008    47.64017826%
2 Feb 2008    47.10798568%
2 Mar 2008    47.17337669%
2 Apr 2008    47.23934136%
2 May 2008    47.30588472%
2 Jun 2008    47.37301184%
2 Jul 2008    47.44072785%
2 Aug 2008    46.91202298%
2 Sep 2008    46.98093231%
2 Oct 2008    47.05044615%
2 Nov 2008    47.12056983%
2 Dec 2008    47.19130867%
2 Jan 2009    47.26266809%
2 Feb 2009    46.08465352%
2 Mar 2009    46.15727046%
2 Apr 2009    46.23052445%
2 May 2009    46.30442107%
2 Jun 2009    46.37896597%
2 Jul 2009    46.45416483%
2 Aug 2009    45.28002338%
2 Sep 2009    45.35654742%
2 Oct 2009    45.43374278%
2 Nov 2009    45.51161536%
2 Dec 2009    45.59017109%
2 Jan 2010    45.66941596%
2 Feb 2010    44.49935603%
2 Mar 2010    44.57999739%
2 Apr 2010    44.66134619%
2 May 2010    44.74340864%
2 Jun 2010    44.82619100%
2 Jul 2010    44.91792105%
2 Aug 2010    43.75216224%
2 Sep 2010    43.83714244%
2 Oct 2010    43.92286816%
2 Nov 2010    44.00934591%
2 Dec 2010    44.09658232%
2 Jan 2011    44.20111883%
2 Feb 2011    41.95780299%
2 Mar 2011    42.04735549%
2 Apr 2011    42.13769361%
2 May 2011    42.22882424%
2 Jun 2011    42.32075434%
2 Jul 2011    42.43500582%
2 Aug 2011    40.19646639%
2 Sep 2011    40.29083720%
2 Oct 2011    40.38603589%
2 Nov 2011    40.48206973%
2 Dec 2011    40.57894606%
2 Jan 2012    40.70322293%
2 Feb 2012    38.46971689%
2 Mar 2012    38.56916524%
2 Apr 2012    38.66948603%
2 May 2012    38.77068691%
2 Jun 2012    38.87277559%
2 Jul 2012    38.99484145%
2 Aug 2012    36.76663962%
2 Sep 2012    36.87143872%
2 Oct 2012    36.97715720%
2 Nov 2012    37.08380311%
2 Dec 2012    37.19138459%
2 Jan 2013    37.31143888%
2 Feb 2013    36.30151323%
2 Mar 2013    36.41195096%
2 Apr 2013    36.52335754%
2 May 2013    36.63574145%
2 Jun 2013    36.74911128%
2 Jul 2013    36.87500469%
2 Aug 2013    35.87096938%
2 Sep 2013    35.98734914%
2 Oct 2013    36.10474986%
2 Nov 2013    36.22318051%
2 Dec 2013    36.34265011%
2 Jan 2014    36.47469681%
2 Feb 2014    34.81455534%
2 Mar 2014    34.93719682%
2 Apr 2014    35.06091420%
2 May 2014    35.18571692%
2 Jun 2014    35.31161450%
2 Jul 2014    35.45353728%
2 Aug 2014    33.79993705%
2 Sep 2014    33.92917717%
2 Oct 2014    34.05955107%
2 Nov 2014    34.19106871%
2 Dec 2014    34.32374011%
2 Jan 2015    34.47592576%
2 Feb 2015    32.82921873%
2 Mar 2015    32.96541251%
2 Apr 2015    33.10280109%
2 May 2015    33.24139493%
2 Jun 2015    33.38120461%
2 Jul 2015    33.54059118%
2 Aug 2015    31.90114822%
2 Sep 2015    32.04466981%
2 Oct 2015    32.18945047%
2 Nov 2015    32.33550125%
2 Dec 2015    32.48283329%
2 Jan 2016    32.64980820%
2 Feb 2016    31.01802016%
2 Mar 2016    31.16926382%
2 Apr 2016    31.32183430%
2 May 2016    31.47574323%
2 Jun 2016    31.63100236%
2 Jul 2016    31.78762353%
2 Aug 2016    30.16390228%
2 Sep 2016    30.32328349%
2 Oct 2016    30.48406290%
2 Nov 2016    30.64625279%
2 Dec 2016    30.80986552%
2 Jan 2017    30.97491358%
2 Feb 2017    31.10613019%
2 Mar 2017    31.27408677%
2 Apr 2017    31.44351680%
2 May 2017    31.66241382%
2 Jun 2017    31.88334641%
2 Jul 2017    32.17360056%


                                                            SCHEDULE 5
                                                                TO
                                                              LEASE



    SCHEDULE OF NET SPECIALTY CASUALTY VALUES
                     PART A

              Percentage of
   DATE       Facility Cost
2 Oct 1989     16.37567968%
2 Nov 1989     16.70230137%
2 Dec 1989     17.03256123%
2 Jan 1990     17.33121205%
2 Feb 1990     20.15924403%
2 Mar 1990     20.51596863%
2 Apr 1990     20.87274650%
2 May 1990     21.20194453%
2 Jun 1990     21.53480888%
2 Jul 1990     21.83982593%
2 Aug 1990     26.98536694%
2 Sep 1990     27.39561221%
2 Oct 1990     27.77887460%
2 Nov 1990     28.16640692%
2 Dec 1990     28.55825676%
2 Jan 1991     28.76521901%
2 Feb 1991     29.13054542%
2 Mar 1991     29.50101407%
2 Apr 1991     29.86167425%
2 May 1991     30.19745465%
2 Jun 1991     30.53697355%
2 Jul 1991     30.85137617%
2 Aug 1991     31.16927815%
2 Sep 1991     31.49071846%
2 Oct 1991     31.78684010%
2 Nov 1991     32.08625643%
2 Dec 1991     32.38900413%
2 Jan 1992     32.66622391%
2 Feb 1992     32.94652674%
2 Mar 1992     33.22994699%
2 Apr 1992     33.50367649%
2 May 1992     33.76265358%
2 Jun 1992     34.02450937%
2 Jul 1992     34.27147981%
2 Aug 1992     34.52119448%
2 Sep 1992     34.77368393%
2 Oct 1992     35.01118295%
2 Nov 1992     35.25131995%
2 Dec 1992     35.49412427%
2 Jan 1993     36.54679962%
2 Feb 1993     36.78046845%
2 Mar 1993     37.01673188%
2 Apr 1993     37.25017838%
2 May 1993     37.46892063%
2 Jun 1993     37.69009025%
2 Jul 1993     37.89641813%
2 Aug 1993     38.10503435%
2 Sep 1993     38.31596431%
2 Oct 1993     38.51193765%
2 Nov 1993     38.71008314%
2 Dec 1993     38.91042491%
2 Jan 1994     39.09569126%
2 Feb 1994     39.28300965%
2 Mar 1994     39.47240284%
2 Apr 1994     39.66175414%
2 May 1994     39.83713165%
2 Jun 1994     40.01445003%
2 Jul 1994     40.17765982%
2 Aug 1994     40.34267418%
2 Sep 1994     40.50951309%
2 Oct 1994     40.66212581%
2 Nov 1994     40.81642415%
2 Dec 1994     40.97242679%
2 Jan 1995     41.11408161%
2 Feb 1995     41.25729907%
2 Mar 1995     41.40209648%
2 Apr 1995     41.54849128%
2 May 1995     41.68177739%
2 Jun 1995     41.81653190%
2 Jul 1995     41.93804726%
2 Aug 1995     42.06089912%
2 Sep 1995     42.18510223%
2 Oct 1995     42.29594770%
2 Nov 1995     42.40800987%
2 Dec 1995     42.52130213%
2 Jan 1996     42.62111426%
2 Feb 1996     42.72201921%
2 Mar 1996     42.82402897%
2 Apr 1996     42.92715569%
2 May 1996     43.01868621%
2 Jun 1996     43.11121619%
2 Jul 1996     43.19203113%
2 Aug 1996     43.27372535%
2 Sep 1996     43.35630850%
2 Oct 1996     43.42706484%
2 Nov 1996     43.49858742%
2 Dec 1996     43.57088462%
2 Jan 1997     43.63123941%
2 Feb 1997     43.69224358%
2 Mar 1997     43.75390415%
2 Apr 1997     43.81622827%
2 May 1997     43.86382975%
2 Jun 1997     43.91193722%
2 Jul 1997     43.94516273%
2 Aug 1997     46.44534460%
2 Sep 1997     46.52987845%
2 Oct 1997     46.59993674%
2 Nov 1997     46.67075079%
2 Dec 1997     46.74232880%
2 Jan 1998     46.79928576%
2 Feb 1998     46.85685135%
2 Mar 1998     46.91503213%
2 Apr 1998     46.97383472%
2 May 1998     47.01769655%
2 Jun 1998     47.06201968%
2 Jul 1998     47.09123973%
2 Aug 1998     47.12075695%
2 Sep 1998     47.15057442%
2 Oct 1998     47.16512592%
2 Nov 1998     47.17980991%
2 Dec 1998     47.19462758%
2 Jan 1999     47.20750670%
2 Feb 1999     47.22049880%
2 Mar 1999     47.23360489%
2 Apr 1999     47.24682595%
2 May 1999     47.26016299%
2 Jun 1999     47.27361704%
2 Jul 1999     47.28718912%
2 Aug 1999     47.30088025%
2 Sep 1999     47.31469150%
2 Oct 1999     47.32862391%
2 Nov 1999     47.34267855%
2 Dec 1999     47.35685649%
2 Jan 2000     47.37115878%
2 Feb 2000     47.38558657%
2 Mar 2000     47.40014092%
2 Apr 2000     47.41482296%
2 May 2000     47.42963379%
2 Jun 2000     47.44457455%
2 Jul 2000     47.45964638%
2 Aug 2000     47.47485045%
2 Sep 2000     47.49018788%
2 Oct 2000     47.50565987%
2 Nov 2000     47.52126759%
2 Dec 2000     47.53701223%
2 Jan 2001     47.55289500%
2 Feb 2001     47.56891709%
2 Mar 2001     47.58507974%
2 Apr 2001     47.60138419%
2 May 2001     47.61783167%
2 Jun 2001     47.63442345%
2 Jul 2001     47.65116077%
2 Aug 2001     47.66804492%
2 Sep 2001     47.68507720%
2 Oct 2001     47.70225890%
2 Nov 2001     47.71959132%
2 Dec 2001     47.73707580%
2 Jan 2002     47.75471366%
2 Feb 2002     47.77250626%
2 Mar 2002     47.79045495%
2 Apr 2002     47.80856108%
 2 May 2002   47.82682607%
 2 Jun 2002   47.84525128%
 2 Jul 2002   47.86383814%
 2 Aug 2002   47.88258805%
 2 Sep 2002   47.90150246%
 2 Oct 2002   47.92058278%
 2 Nov 2002   47.93983051%
 2 Dec 2002   47.95924707%
 2 Jan 2003   47.97883398%
 2 Feb 2003   46.55793641%
 2 Mar 2003   46.57786849%
 2 Apr 2003   46.59797542%
 2 May 2003   46.61825874%
 2 Jun 2003   46.63872001%
 2 Jul 2003   46.66161074%
 2 Aug 2003   45.24177628%
 2 Sep 2003   45.26278079%
 2 Oct 2003   45.28396956%
 2 Nov 2003   45.30534422%
 2 Dec 2003   45.32690639%
 2 Jan 2004   45.35318280%
 2 Feb 2004   45.15422431%
 2 Mar 2004   45.17635894%
 2 Apr 2004   45.19868776%
 2 May 2004   45.22121246%
 2 Jun 2004   45.24393477%
 2 Jul 2004   45.26685641%
 2 Aug 2004   45.28997914%
 2 Sep 2004   45.31330471%
 2 Oct 2004   45.33683491%
 2 Nov 2004   45.36057154%
 2 Dec 2004   45.38451640%
 2 Jan 2005   45.40867132%
 2 Feb 2005   45.41478984%
 2 Mar 2005   45.43937043%
 2 Apr 2005   45.46416666%
 2 May 2005   45.48918041%
 2 Jun 2005   45.51441361%
 2 Jul 2005   45.53986817%
 2 Aug 2005   45.54729773%
 2 Sep 2005   45.57320086%
 2 Oct 2005   45.59933122%
 2 Nov 2005   45.62569083%
 2 Dec 2005   45.65228168%
 2 Jan 2006   45.67910580%
 2 Feb 2006   45.43724274%
 2 Mar 2006   45.46453956%
 2 Apr 2006   45.49207586%
 2 May 2006   45.51985372%
 2 Jun 2006   45.54787527%
 2 Jul 2006   45.57614265%
 2 Aug 2006   45.33573549%
 2 Sep 2006   45.36450101%
 2 Oct 2006   45.39351887%
 2 Nov 2006   45.42279130%
 2 Dec 2006   45.45232054%
 2 Jan 2007   45.48210881%
 2 Feb 2007   45.20481841%
 2 Mar 2007   45.23513162%
 2 Apr 2007   45.26571078%
 2 May 2007   45.29655819%
 2 Jun 2007   45.32767621%
 2 Jul 2007   45.35906723%
 2 Aug 2007   45.08339362%
 2 Sep 2007   45.11533781%
 2 Oct 2007   45.14756225%
 2 Nov 2007   45.18006939%
 2 Dec 2007   45.21286170%
 2 Jan 2008   45.24594169%
 2 Feb 2008   44.66463184%
 2 Mar 2008   44.69829478%
 2 Apr 2008   44.73225303%
 2 May 2008   44.76650919%
 2 Jun 2008   44.80106586%
 2 Jul 2008   44.83592569%
 2 Aug 2008   44.25641131%
 2 Sep 2008   44.29188545%
 2 Oct 2008   44.32767080%
 2 Nov 2008   44.36377008%
 2 Dec 2008   44.40018606%
 2 Jan 2009   44.43692150%
 2 Feb 2009   43.18699290%
 2 Mar 2009   43.22437570%
 2 Apr 2009   43.26208646%
 2 May 2009   43.30012803%
 2 Jun 2009   43.33850334%
 2 Jul 2009   43.37721529%
 2 Aug 2009   42.12928056%
 2 Sep 2009   42.16867471%
 2 Oct 2009   42.20841446%
 2 Nov 2009   42.24850284%
 2 Dec 2009   42.28894289%
 2 Jan 2010   42.32973772%
 2 Feb 2010   41.08390414%
 2 Mar 2010   41.12541787%
 2 Apr 2010   41.16729578%
 2 May 2010   41.20954108%
 2 Jun 2010   41.25215698%
 2 Jul 2010   41.30361148%
 2 Aug 2010   40.05999208%
 2 Sep 2010   40.10373942%
 2 Oct 2010   40.14787055%
 2 Nov 2010   40.19238882%
 2 Dec 2010   40.23729765%
 2 Jan 2011   40.29962450%
 2 Feb 2011   37.94423088%
 2 Mar 2011   37.99033201%
 2 Apr 2011   38.03683758%
 2 May 2011   38.08375113%
 2 Jun 2011   38.13107624%
 2 Jul 2011   38.20096804%
 2 Aug 2011   35.84803328%
 2 Sep 2011   35.89661485%
 2 Oct 2011   35.94562262%
 2 Nov 2011   35.99506032%
 2 Dec 2011   36.04493172%
 2 Jan 2012   36.12257692%
 2 Feb 2012   33.77223332%
 2 Mar 2012   33.82342879%
 2 Apr 2012   33.87507338%
 2 May 2012   33.92717104%
 2 Jun 2012   33.97972573%
 2 Jul 2012   34.05238766%
 2 Aug 2012   31.70477465%
 2 Sep 2012   31.75872466%
 2 Oct 2012   31.81314794%
 2 Nov 2012   31.86804868%
 2 Dec 2012   31.92343103%
 2 Jan 2013   31.99116941%
 2 Feb 2013   30.89500269%
 2 Mar 2013   30.95185543%
 2 Apr 2013   31.00920693%
 2 May 2013   31.06706155%
 2 Jun 2013   31.12542371%
 2 Jul 2013   31.19616804%
 2 Aug 2013   30.10303364%
 2 Sep 2013   30.16294529%
 2 Oct 2013   30.22338255%
 2 Nov 2013   30.28434999%
 2 Dec 2013   30.34585229%
 2 Jan 2014   30.41976429%
 2 Feb 2014   28.64791470%
 2 Mar 2014   28.71104986%
 2 Apr 2014   28.77473889%
 2 May 2014   28.83898665%
 2 Jun 2014   28.90379803%
 2 Jul 2014   28.98454023%
 2 Aug 2014   27.21605804%
 2 Sep 2014   27.28259014%
 2 Oct 2014   27.34970591%
 2 Nov 2014   27.41741047%
 2 Dec 2014   27.48570898%
 2 Jan 2015   27.57349999%
 2 Feb 2015   25.80856639%
 2 Mar 2015   25.87867820%
 2 Apr 2015   25.94940508%
 2 May 2015   26.02075244%
 2 Jun 2015   26.09272570%
 2 Jul 2015   26.18422369%
 2 Aug 2015   24.42302960%
 2 Sep 2015   24.49691372%
 2 Oct 2015   24.57144601%
 2 Nov 2015   24.64663215%
 2 Dec 2015   24.72247788%
 2 Jan 2016   24.81788232%
 2 Feb 2016   23.06062892%
 2 Mar 2016   23.13848833%
 2 Apr 2016   23.21703078%
 2 May 2016   23.29626226%
 2 Jun 2016   23.37618880%
 2 Jul 2016   23.45681653%
 2 Aug 2016   21.70371587%
 2 Sep 2016   21.78576445%
 2 Oct 2016   21.86853281%
 2 Nov 2016   21.95202727%
 2 Dec 2016   22.03625421%
 2 Jan 2017   22.12122004%
 2 Feb 2017   22.17060801%
 2 Mar 2017   22.25707114%
 2 Apr 2017   22.34429279%
 2 May 2017   22.48167993%
 2 Jun 2017   22.62039100%
 2 Jul 2017   22.82969614%



                                                             SCHEDULE 5
                                                                 TO
                                                               LEASE


     SCHEDULE OF NET SPECIALTY CASUALTY VALUES
                      PART B

               Percentage of
   DATE        Facility Cost
2 Oct 1989      17.81367178%
2 Nov 1989      18.16897499%
2 Dec 1989      18.52823585%
2 Jan 1990      18.85311200%
2 Feb 1990      21.92948100%
2 Mar 1990      22.31753054%
2 Apr 1990      22.70563802%
2 May 1990      23.06374381%
2 Jun 1990      23.42583787%
2 Jul 1990      23.75763928%
2 Aug 1990      29.35502396%
2 Sep 1990      29.80129396%
2 Oct 1990      30.21821164%
2 Nov 1990      30.63977421%
2 Dec 1990      31.06603343%
2 Jan 1991      31.29116959%
2 Feb 1991      31.68857628%
2 Mar 1991      32.09157678%
2 Apr 1991      32.48390749%
2 May 1991      32.84917366%
2 Jun 1991      33.21850662%
2 Jul 1991      33.56051777%
2 Aug 1991      33.90633557%
2 Sep 1991      34.25600241%
2 Oct 1991      34.57812728%
2 Nov 1991      34.90383616%
2 Dec 1991      35.23316895%
2 Jan 1992      35.53473213%
2 Feb 1992      35.83964910%
2 Mar 1992      36.14795724%
2 Apr 1992      36.44572365%
2 May 1992      36.72744221%
2 Jun 1992      37.01229226%
2 Jul 1992      37.28094983%
2 Aug 1992      37.55259262%
2 Sep 1992      37.82725383%
2 Oct 1992      38.08560828%
2 Nov 1992      38.34683235%
2 Dec 1992      38.61095796%
2 Jan 1993      39.75607154%
2 Feb 1993      40.01025945%
2 Mar 1993      40.26726981%
2 Apr 1993      40.52121586%
2 May 1993      40.75916646%
2 Jun 1993      40.99975757%
2 Jul 1993      41.22420365%
2 Aug 1993      41.45113902%
2 Sep 1993      41.68059130%
2 Oct 1993      41.89377358%
2 Nov 1993      42.10931875%
2 Dec 1993      42.32725307%
2 Jan 1994      42.52878815%
2 Feb 1994      42.73255547%
2 Mar 1994      42.93857978%
2 Apr 1994      43.14455852%
2 May 1994      43.33533640%
2 Jun 1994      43.52822557%
2 Jul 1994      43.70576726%
2 Aug 1994      43.88527196%
2 Sep 1994      44.06676145%
2 Oct 1994      44.23277550%
2 Nov 1994      44.40062319%
2 Dec 1994      44.57032484%
2 Jan 1995      44.72441874%
2 Feb 1995      44.88021251%
2 Mar 1995      45.03772496%
2 Apr 1995      45.19697508%
2 May 1995      45.34196540%
2 Jun 1995      45.48855306%
2 Jul 1995      45.62073901%
2 Aug 1995      45.75437882%
2 Sep 1995      45.88948853%
2 Oct 1995      46.01006764%
2 Nov 1995      46.13197029%
2 Dec 1995      46.25521105%
2 Jan 1996      46.36378795%
2 Feb 1996      46.47355363%
2 Mar 1996      46.58452113%
2 Apr 1996      46.69670369%
2 May 1996      46.79627175%
2 Jun 1996      46.89692703%
2 Jul 1996      46.98483854%
2 Aug 1996      47.07370656%
2 Sep 1996      47.16354156%
2 Oct 1996      47.24051119%
2 Nov 1996      47.31831437%
2 Dec 1996      47.39696017%
2 Jan 1997      47.46261488%
2 Feb 1997      47.52897598%
2 Mar 1997      47.59605114%
2 Apr 1997      47.66384810%
2 May 1997      47.71562960%
2 Jun 1997      47.76796151%
2 Jul 1997      47.80410464%
2 Aug 1997      50.52383414%
2 Sep 1997      50.61579114%
2 Oct 1997      50.69200144%
2 Nov 1997      50.76903385%
2 Dec 1997      50.84689733%
2 Jan 1998      50.90885583%
2 Feb 1998      50.97147640%
2 Mar 1998      51.03476619%
2 Apr 1998      51.09873240%
2 May 1998      51.14644585%
2 Jun 1998      51.19466111%
2 Jul 1998      51.22644705%
2 Aug 1998      51.25855626%
2 Sep 1998      51.29099208%
2 Oct 1998      51.30682138%
2 Nov 1998      51.32279481%
2 Dec 1998      51.33891366%
2 Jan 1999      51.35292373%
2 Feb 1999      51.36705671%
2 Mar 1999      51.38131367%
2 Apr 1999      51.39569571%
2 May 1999      51.41020391%
2 Jun 1999      51.42483940%
2 Jul 1999      51.43960328%
2 Aug 1999      51.45449667%
2 Sep 1999      51.46952072%
2 Oct 1999      51.48467657%
2 Nov 1999      51.49996538%
2 Dec 1999      51.51538832%
2 Jan 2000      51.53094654%
2 Feb 2000      51.54664127%
2 Mar 2000      51.56247368%
2 Apr 2000      51.57844498%
2 May 2000      51.59455640%
2 Jun 2000      51.61080914%
2 Jul 2000      51.62720447%
2 Aug 2000      51.64374365%
2 Sep 2000      51.66042790%
2 Oct 2000      51.67725853%
2 Nov 2000      51.69423680%
2 Dec 2000      51.71136402%
2 Jan 2001      51.72864150%
2 Feb 2001      51.74607053%
2 Mar 2001      51.76365247%
2 Apr 2001      51.78138866%
2 May 2001      51.79928043%
2 Jun 2001      51.81732918%
2 Jul 2001      51.83553624%
2 Aug 2001      51.85390305%
2 Sep 2001      51.87243097%
2 Oct 2001      51.89112144%
2 Nov 2001      51.90997587%
2 Dec 2001      51.92899571%
2 Jan 2002      51.94818240%
2 Feb 2002      51.96753741%
2 Mar 2002      51.98706222%
2 Apr 2002      52.00675831%
 2 May 2002    52.02662718%
 2 Jun 2002    52.04667037%
 2 Jul 2002    52.06688939%
 2 Aug 2002    52.08728578%
 2 Sep 2002    52.10786111%
 2 Oct 2002    52.12861693%
 2 Nov 2002    52.14955484%
 2 Dec 2002    52.17067643%
 2 Jan 2003    52.19198332%
 2 Feb 2003    50.64631294%
 2 Mar 2003    50.66799531%
 2 Apr 2003    50.68986788%
 2 May 2003    50.71193234%
 2 Jun 2003    50.73419037%
 2 Jul 2003    50.75909120%
 2 Aug 2003    49.21457728%
 2 Sep 2003    49.23742626%
 2 Oct 2003    49.26047567%
 2 Nov 2003    49.28372729%
 2 Dec 2003    49.30718289%
 2 Jan 2004    49.33576670%
 2 Feb 2004    49.11933714%
 2 Mar 2004    49.14341547%
 2 Apr 2004    49.16770505%
 2 May 2004    49.19220770%
 2 Jun 2004    49.21692532%
 2 Jul 2004    49.24185977%
 2 Aug 2004    49.26701296%
 2 Sep 2004    49.29238682%
 2 Oct 2004    49.31798327%
 2 Nov 2004    49.34380427%
 2 Dec 2004    49.36985180%
 2 Jan 2005    49.39612783%
 2 Feb 2005    49.40278363%
 2 Mar 2005    49.42952270%
 2 Apr 2005    49.45649635%
 2 May 2005    49.48370663%
 2 Jun 2005    49.51115562%
 2 Jul 2005    49.53884542%
 2 Aug 2005    49.54692738%
 2 Sep 2005    49.57510514%
 2 Oct 2005    49.60353008%
 2 Nov 2005    49.63220440%
 2 Dec 2005    49.66113025%
 2 Jan 2006    49.69030987%
 2 Feb 2006    49.42720817%
 2 Mar 2006    49.45690201%
 2 Apr 2006    49.48685634%
 2 May 2006    49.51707345%
 2 Jun 2006    49.54755565%
 2 Jul 2006    49.57830526%
 2 Aug 2006    49.31678731%
 2 Sep 2006    49.34807880%
 2 Oct 2006    49.37964480%
 2 Nov 2006    49.41148772%
 2 Dec 2006    49.44360999%
 2 Jan 2007    49.47601406%
 2 Feb 2007    49.17437404%
 2 Mar 2007    49.20734914%
 2 Apr 2007    49.24061353%
 2 May 2007    49.27416974%
 2 Jun 2007    49.30802032%
 2 Jul 2007    49.34216786%
 2 Aug 2007    49.04228662%
 2 Sep 2007    49.07703592%
 2 Oct 2007    49.11209007%
 2 Nov 2007    49.14745175%
 2 Dec 2007    49.18312364%
 2 Jan 2008    49.21910847%
 2 Feb 2008    48.58675226%
 2 Mar 2008    48.62337123%
 2 Apr 2008    48.66031144%
 2 May 2008    48.69757572%
 2 Jun 2008    48.73516691%
 2 Jul 2008    48.77308788%
 2 Aug 2008    48.14268479%
 2 Sep 2008    48.18127401%
 2 Oct 2008    48.22020177%
 2 Nov 2008    48.25947102%
 2 Dec 2008    48.29908478%
 2 Jan 2009    48.33904606%
 2 Feb 2009    46.97935789%
 2 Mar 2009    47.02002338%
 2 Apr 2009    47.06104562%
 2 May 2009    47.10242772%
 2 Jun 2009    47.14417287%
 2 Jul 2009    47.18628422%
 2 Aug 2009    45.82876501%
 2 Sep 2009    45.87161848%
 2 Oct 2009    45.91484788%
 2 Nov 2009    45.95845652%
 2 Dec 2009    46.00244772%
 2 Jan 2010    46.04682486%
 2 Feb 2010    44.69159130%
 2 Mar 2010    44.73675046%
 2 Apr 2010    44.78230579%
 2 May 2010    44.82826076%
 2 Jun 2010    44.87461888%
 2 Jul 2010    44.93059173%
 2 Aug 2010    43.57776679%
 2 Sep 2010    43.62535570%
 2 Oct 2010    43.67336211%
 2 Nov 2010    43.72178965%
 2 Dec 2010    43.77064204%
 2 Jan 2011    43.83844198%
 2 Feb 2011    41.27621496%
 2 Mar 2011    41.32636436%
 2 Apr 2011    41.37695371%
 2 May 2011    41.42798686%
 2 Jun 2011    41.47946771%
 2 Jul 2011    41.55549690%
 2 Aug 2011    38.99594467%
 2 Sep 2011    39.04879232%
 2 Oct 2011    39.10210359%
 2 Nov 2011    39.15588254%
 2 Dec 2011    39.21013328%
 2 Jan 2012    39.29459671%
 2 Feb 2012    36.73786318%
 2 Mar 2012    36.79355426%
 2 Apr 2012    36.84973389%
 2 May 2012    36.90640639%
 2 Jun 2012    36.96357605%
 2 Jul 2012    37.04261861%
 2 Aug 2012    34.48885544%
 2 Sep 2012    34.54754295%
 2 Oct 2012    34.60674529%
 2 Nov 2012    34.66646700%
 2 Dec 2012    34.72671263%
 2 Jan 2013    34.80039929%
 2 Feb 2013    33.60797525%
 2 Mar 2013    33.66982039%
 2 Apr 2013    33.73220807%
 2 May 2013    33.79514305%
 2 Jun 2013    33.85863015%
 2 Jul 2013    33.93558673%
 2 Aug 2013    32.74646128%
 2 Sep 2013    32.81163394%
 2 Oct 2013    32.87737835%
 2 Nov 2013    32.94369951%
 2 Dec 2013    33.01060249%
 2 Jan 2014    33.09100490%
 2 Feb 2014    31.16356448%
 2 Mar 2014    31.23224371%
 2 Apr 2014    31.30152544%
 2 May 2014    31.37141496%
 2 Jun 2014    31.44191761%
 2 Jul 2014    31.52974999%
 2 Aug 2014    29.60597266%
 2 Sep 2014    29.67834713%
 2 Oct 2014    29.75135651%
 2 Nov 2014    29.82500639%
 2 Dec 2014    29.89930237%
 2 Jan 2015    29.99480254%
 2 Feb 2015    28.07488542%
 2 Mar 2015    28.15115393%
 2 Apr 2015    28.22809153%
 2 May 2015    28.30570409%
 2 Jun 2015    28.38399751%
 2 Jul 2015    28.48353019%
 2 Aug 2015    26.56768094%
 2 Sep 2015    26.64805303%
 2 Oct 2015    26.72913020%
 2 Nov 2015    26.81091864%
 2 Dec 2015    26.89342458%
 2 Jan 2016    26.99720673%
 2 Feb 2016    25.08564424%
 2 Mar 2016    25.17034069%
 2 Apr 2016    25.25578016%
 2 May 2016    25.34196916%
 2 Jun 2016    25.42891427%
 2 Jul 2016    25.51662213%
 2 Aug 2016    23.60957703%
 2 Sep 2016    23.69883051%
 2 Oct 2016    23.78886699%
 2 Nov 2016    23.87969332%
 2 Dec 2016    23.97131644%
 2 Jan 2017    24.06374336%
 2 Feb 2017    24.11746821%
 2 Mar 2017    24.21152390%
 2 Apr 2017    24.30640472%
 2 May 2017    24.45585619%
 2 Jun 2017    24.60674785%
 2 Jul 2017    24.83443263%

                                                          SCHEDULE 5
                                                              TO
                                                            LEASE



    SCHEDULE OF NET SPECIALTY CASUALTY VALUES
                    PART C

               Percentage of
   DATE        Facility Cost
2 Oct 1989     15.90506409%
2 Nov 1989     16.22229910%
2 Dec 1989     16.54306772%
2 Jan 1990     16.83313571%
2 Feb 1990     19.57989375%
2 Mar 1990     19.92636655%
2 Apr 1990     20.27289109%
2 May 1990     20.59262840%
2 Jun 1990     20.91592667%
2 Jul 1990     21.21217793%
2 Aug 1990     26.20984282%
2 Sep 1990     26.60829818%
2 Oct 1990     26.98054611%
2 Nov 1990     27.35694126%
2 Dec 1990     27.73752985%
2 Jan 1991     27.93854428%
2 Feb 1991     28.29337168%
2 Mar 1991     28.65319355%
2 Apr 1991     29.00348883%
2 May 1991     29.32961934%
2 Jun 1991     29.65938091%
2 Jul 1991     29.96474801%
2 Aug 1991     30.27351390%
2 Sep 1991     30.58571644%
2 Oct 1991     30.87332793%
2 Nov 1991     31.16413943%
2 Dec 1991     31.45818656%
2 Jan 1992     31.72743940%
2 Feb 1992     31.99968670%
2 Mar 1992     32.27496182%
2 Apr 1992     32.54082469%
2 May 1992     32.79235912%
2 Jun 1992     33.04668952%
2 Jul 1992     33.28656235%
2 Aug 1992     33.52910055%
2 Sep 1992     33.77433378%
2 Oct 1992     34.00500739%
2 Nov 1992     34.23824317%
2 Dec 1992     34.47406961%
2 Jan 1993     35.49649245%
2 Feb 1993     35.72344594%
2 Mar 1993     35.95291947%
2 Apr 1993     36.17965702%
2 May 1993     36.39211291%
2 Jun 1993     36.60692640%
2 Jul 1993     36.80732469%
2 Aug 1993     37.00994555%
2 Sep 1993     37.21481366%
2 Oct 1993     37.40515498%
2 Nov 1993     37.59760603%
2 Dec 1993     37.79219024%
2 Jan 1994     37.97213228%
2 Feb 1994     38.15406738%
2 Mar 1994     38.33801766%
2 Apr 1994     38.52192725%
2 May 1994     38.69226464%
2 Jun 1994     38.86448712%
2 Jul 1994     39.02300648%
2 Aug 1994     39.18327854%
2 Sep 1994     39.34532272%
2 Oct 1994     39.49354955%
2 Nov 1994     39.64341356%
2 Dec 1994     39.79493289%
2 Jan 1995     39.93251673%
2 Feb 1995     40.07161831%
2 Mar 1995     40.21225443%
2 Apr 1995     40.35444204%
2 May 1995     40.48389768%
2 Jun 1995     40.61477952%
2 Jul 1995     40.73280269%
2 Aug 1995     40.85212395%
2 Sep 1995     40.97275762%
2 Oct 1995     41.08041754%
2 Nov 1995     41.18925919%
2 Dec 1995     41.29929558%
2 Jan 1996     41.39623924%
2 Feb 1996     41.49424431%
2 Mar 1996     41.59332244%
2 Apr 1996     41.69348544%
2 May 1996     41.78238549%
2 Jun 1996     41.87225628%
2 Jul 1996     41.95074870%
2 Aug 1996     42.03009514%
2 Sep 1996     42.11030496%
2 Oct 1996     42.17902785%
2 Nov 1996     42.24849497%
2 Dec 1996     42.31871444%
2 Jan 1997     42.37733471%
2 Feb 1997     42.43658570%
2 Mar 1997     42.49647423%
2 Apr 1997     42.55700723%
2 May 1997     42.60324071%
2 Jun 1997     42.64996563%
2 Jul 1997     42.68223629%
2 Aug 1997     45.11056620%
2 Sep 1997     45.19267066%
2 Oct 1997     45.26071557%
2 Nov 1997     45.32949451%
2 Dec 1997     45.39901547%
2 Jan 1998     45.45433556%
2 Feb 1998     45.51024679%
2 Mar 1998     45.56675553%
2 Apr 1998     45.62386821%
2 May 1998     45.66646951%
2 Jun 1998     45.70951885%
2 Jul 1998     45.73789915%
2 Aug 1998     45.76656809%
2 Sep 1998     45.79552864%
2 Oct 1998     45.80966195%
2 Nov 1998     45.82392394%
2 Dec 1998     45.83831577%
2 Jan 1999     45.85082476%
2 Feb 1999     45.86344349%
2 Mar 1999     45.87617292%
2 Apr 1999     45.88901403%
2 May 1999     45.90196778%
2 Jun 1999     45.91503518%
2 Jul 1999     45.92821721%
2 Aug 1999     45.94151488%
2 Sep 1999     45.95492921%
2 Oct 1999     45.96846122%
2 Nov 1999     45.98211195%
2 Dec 1999     45.99588243%
2 Jan 2000     46.00977370%
2 Feb 2000     46.02378685%
2 Mar 2000     46.03792293%
2 Apr 2000     46.05218302%
2 May 2000     46.06656821%
2 Jun 2000     46.08107959%
2 Jul 2000     46.09571828%
2 Aug 2000     46.11048540%
2 Sep 2000     46.12538205%
2 Oct 2000     46.14040940%
2 Nov 2000     46.15556857%
2 Dec 2000     46.17086073%
2 Jan 2001     46.18628705%
2 Feb 2001     46.20184869%
2 Mar 2001     46.21754685%
2 Apr 2001     46.23338273%
2 May 2001     46.24935753%
2 Jun 2001     46.26547248%
2 Jul 2001     46.28172879%
2 Aug 2001     46.29812772%
2 Sep 2001     46.31467051%
2 Oct 2001     46.33135843%
2 Nov 2001     46.34819274%
2 Dec 2001     46.36517474%
2 Jan 2002     46.38230571%
2 Feb 2002     46.39958697%
2 Mar 2002     46.41701984%
2 Apr 2002     46.43460563%
2 May 2002    46.45234570%
2 Jun 2002    46.47024140%
2 Jul 2002    46.48829410%
2 Aug 2002    46.50650516%
2 Sep 2002    46.52487599%
2 Oct 2002    46.54340797%
2 Nov 2002    46.56210254%
2 Dec 2002    46.58096110%
2 Jan 2003    46.59998511%
2 Feb 2003    45.21992227%
2 Mar 2003    45.23928153%
2 Apr 2003    45.25881061%
2 May 2003    45.27851102%
2 Jun 2003    45.29838426%
2 Jul 2003    45.32061714%
2 Aug 2003    43.94158686%
2 Sep 2003    43.96198773%
2 Oct 2003    43.98256756%
2 Nov 2003    44.00332794%
2 Dec 2003    44.02427044%
2 Jan 2004    44.04979170%
2 Feb 2004    43.85655102%
2 Mar 2004    43.87804953%
2 Apr 2004    43.89973665%
2 May 2004    43.92161402%
2 Jun 2004    43.94368332%
2 Jul 2004    43.96594622%
2 Aug 2004    43.98840443%
2 Sep 2004    44.01105966%
2 Oct 2004    44.03391363%
2 Nov 2004    44.05696810%
2 Dec 2004    44.08022482%
2 Jan 2005    44.10368556%
2 Feb 2005    44.10962824%
2 Mar 2005    44.13350241%
2 Apr 2005    44.15758603%
2 May 2005    44.18188092%
2 Jun 2005    44.20638895%
2 Jul 2005    44.23111198%
2 Aug 2005    44.23832802%
2 Sep 2005    44.26348673%
2 Oct 2005    44.28886614%
2 Nov 2005    44.31446821%
2 Dec 2005    44.34029487%
2 Jan 2006    44.36634810%
2 Feb 2006    44.13143587%
2 Mar 2006    44.15794822%
2 Apr 2006    44.18469316%
2 May 2006    44.21167272%
2 Jun 2006    44.23888897%
2 Jul 2006    44.26634398%
2 Aug 2006    44.03284581%
2 Sep 2006    44.06078464%
2 Oct 2006    44.08896857%
2 Nov 2006    44.11739975%
2 Dec 2006    44.14608035%
2 Jan 2007    44.17501255%
2 Feb 2007    43.90569111%
2 Mar 2007    43.93513316%
2 Apr 2007    43.96483351%
2 May 2007    43.99479441%
2 Jun 2007    44.02501814%
2 Jul 2007    44.05550702%
2 Aug 2007    43.78775591%
2 Sep 2007    43.81878207%
2 Oct 2007    43.85008042%
2 Nov 2007    43.88165335%
2 Dec 2007    43.91350325%
2 Jan 2008    43.94563256%
2 Feb 2008    43.38102880%
2 Mar 2008    43.41372431%
2 Apr 2008    43.44670664%
2 May 2008    43.47997832%
2 Jun 2008    43.51354188%
2 Jul 2008    43.54739989%
2 Aug 2008    42.98453999%
2 Sep 2008    43.01899465%
2 Oct 2008    43.05375158%
2 Nov 2008    43.08881341%
2 Dec 2008    43.12418284%
2 Jan 2009    43.15986255%
2 Feb 2009    41.94585526%
2 Mar 2009    41.98216373%
2 Apr 2009    42.01879073%
2 May 2009    42.05573904%
2 Jun 2009    42.09301149%
2 Jul 2009    42.13061091%
2 Aug 2009    40.91854019%
2 Sep 2009    40.95680221%
2 Oct 2009    40.99539989%
2 Nov 2009    41.03433618%
2 Dec 2009    41.07361404%
2 Jan 2010    41.11323648%
2 Feb 2010    39.90320652%
2 Mar 2010    39.94352720%
2 Apr 2010    39.98420160%
2 May 2010    40.02523282%
2 Jun 2010    40.06662400%
2 Jul 2010    40.11659976%
2 Aug 2010    38.90872035%
2 Sep 2010    38.95121045%
2 Oct 2010    38.99407331%
2 Nov 2010    39.03731219%
2 Dec 2010    39.08093039%
2 Jan 2011    39.14146605%
2 Feb 2011    36.85376336%
2 Mar 2011    36.89853961%
2 Apr 2011    36.94370867%
2 May 2011    36.98927398%
2 Jun 2011    37.03523903%
2 Jul 2011    37.10312223%
2 Aug 2011    34.81780774%
2 Sep 2011    34.86499314%
2 Oct 2011    34.91259249%
2 Nov 2011    34.96060941%
2 Dec 2011    35.00904757%
2 Jan 2012    35.08446135%
2 Feb 2012    32.80166355%
2 Mar 2012    32.85138773%
2 Apr 2012    32.90154812%
2 May 2012    32.95214856%
2 Jun 2012    33.00319290%
2 Jul 2012    33.07376662%
2 Aug 2012    30.79362093%
2 Sep 2012    30.84602049%
2 Oct 2012    30.89887972%
2 Nov 2012    30.95220268%
2 Dec 2012    31.00599342%
2 Jan 2013    31.07178508%
2 Feb 2013    30.00712076%
2 Mar 2013    30.06233963%
2 Apr 2013    30.11804292%
2 May 2013    30.17423487%
2 Jun 2013    30.23091978%
2 Jul 2013    30.29963101%
2 Aug 2013    29.23791186%
2 Sep 2013    29.29610173%
2 Oct 2013    29.35480210%
2 Nov 2013    29.41401742%
2 Dec 2013    29.47375222%
2 Jan 2014    29.54554009%
2 Feb 2014    27.82461114%
2 Mar 2014    27.88593188%
2 Apr 2014    27.94779057%
2 May 2014    28.01019193%
2 Jun 2014    28.07314072%
2 Jul 2014    28.15156249%
2 Aug 2014    26.43390416%
2 Sep 2014    26.49852422%
2 Oct 2014    26.56371117%
2 Nov 2014    26.62946999%
2 Dec 2014    26.69580569%
2 Jan 2015    26.78107370%
2 Feb 2015    25.06686198%
2 Mar 2015    25.13495887%
2 Apr 2015    25.20365315%
2 May 2015    25.27295008%
2 Jun 2015    25.34285492%
2 Jul 2015    25.43172338%
2 Aug 2015    23.72114370%
2 Sep 2015    23.79290449%
2 Oct 2015    23.86529482%
2 Nov 2015    23.93832021%
2 Dec 2015    24.01198623%
2 Jan 2016    24.10464887%
2 Feb 2016    22.39789664%
2 Mar 2016    22.47351847%
2 Apr 2016    22.54980371%
2 May 2016    22.62675818%
2 Jun 2016    22.70438774%
2 Jul 2016    22.78269833%
2 Aug 2016    21.07997949%
2 Sep 2016    21.15967010%
2 Oct 2016    21.24005981%
2 Nov 2016    21.32115475%
2 Dec 2016    21.40296111%
2 Jan 2017    21.48548514%
2 Feb 2017    21.53345376%
2 Mar 2017    21.61743205%
2 Apr 2017    21.70214707%
2 May 2017    21.83558588%
2 Jun 2017    21.97031058%
2 Jul 2017    22.17360056%

                                                           SCHEDULE 5
                                                               TO
                                                              LEASE



       SCHEDULE OF NET SPECIALTY CASUALTY VALUES

                          PART D
                 Percentage of
    DATE         Facility Cost
 2 Oct 1989         17.36302830%
 2 Nov 1989         17.70934318%
 2 Dec 1989         18.05951559%
 2 Jan 1990         18.37617315%
 2 Feb 1990         21.37471734%
 2 Mar 1990         21.75295015%
 2 Apr 1990         22.13123944%
 2 May 1990         22.48028600%
 2 Jun 1990         22.83321995%
 2 Jul 1990         23.15662757%
 2 Aug 1990         28.61241175%
 2 Sep 1990         29.04739218%
 2 Oct 1990         29.45376284%
 2 Nov 1990         29.86466088%
 2 Dec 1990         30.28013675%
 2 Jan 1991         30.49957751%
 2 Feb 1991         30.88693075%
 2 Mar 1991         31.27973629%
 2 Apr 1991         31.66214197%
 2 May 1991         32.01816778%
 2 Jun 1991         32.37815749%
 2 Jul 1991         32.71151658%
 2 Aug 1991         33.04858601%
 2 Sep 1991         33.38940711%
 2 Oct 1991         33.70338299%
 2 Nov 1991         34.02085221%
 2 Dec 1991         34.34185366%
 2 Jan 1992         34.63578801%
 2 Feb 1992         34.93299131%
 2 Mar 1992         35.23349999%
 2 Apr 1992         35.52373362%
 2 May 1992         35.79832537%
 2 Jun 1992         36.07596939%
 2 Jul 1992         36.33783057%
 2 Aug 1992         36.60260143%
 2 Sep 1992         36.87031438%
 2 Oct 1992         37.12213307%
 2 Nov 1992         37.37674879%
 2 Dec 1992         37.63419266%
 2 Jan 1993         38.75033759%
 2 Feb 1993         38.99809515%
 2 Mar 1993         39.24860375%
 2 Apr 1993         39.49612558%
 2 May 1993         39.72805659%
 2 Jun 1993         39.96256132%
 2 Jul 1993         40.18132945%
 2 Aug 1993         40.40252389%
 2 Sep 1993         40.62617158%
 2 Oct 1993         40.83396085%
 2 Nov 1993         41.04405325%
 2 Dec 1993         41.25647435%
 2 Jan 1994         41.45291107%
 2 Feb 1994         41.65152356%
 2 Mar 1994         41.85233595%
 2 Apr 1994         42.05310391%
 2 May 1994         42.23905557%
 2 Jun 1994         42.42706511%
 2 Jul 1994         42.60011541%
 2 Aug 1994         42.77507907%
 2 Sep 1994         42.95197730%
 2 Oct 1994         43.11379159%
 2 Nov 1994         43.27739314%
 2 Dec 1994         43.44280174%
 2 Jan 1995         43.59299743%
 2 Feb 1995         43.74484999%
 2 Mar 1995         43.89837775%
 2 Apr 1995         44.05359923%
 2 May 1995         44.19492163%
 2 Jun 1995         44.33780098%
 2 Jul 1995         44.46664294%
 2 Aug 1995         44.59690198%
 2 Sep 1995         44.72859374%
 2 Oct 1995         44.84612248%
 2 Nov 1995         44.96494128%
 2 Dec 1995         45.08506434%
 2 Jan 1996         45.19089450%
 2 Feb 1996         45.29788337%
 2 Mar 1996         45.40604366%
 2 Apr 1996         45.51538827%
 2 May 1996         45.61243749%
 2 Jun 1996         45.71054644%
 2 Jul 1996         45.79623400%
 2 Aug 1996         45.88285386%
 2 Sep 1996         45.97041625%
 2 Oct 1996         46.04543874%
 2 Nov 1996         46.12127368%
 2 Dec 1996         46.19792993%
 2 Jan 1997         46.26192373%
 2 Feb 1997         46.32660606%
 2 Mar 1997         46.39198437%
 2 Apr 1997         46.45806623%
 2 May 1997         46.50853778%
 2 Jun 1997         46.55954581%
 2 Jul 1997         46.59477462%
 2 Aug 1997         49.24570144%
 2 Sep 1997         49.33533214%
 2 Oct 1997         49.40961450%
 2 Nov 1997         49.48469817%
 2 Dec 1997         49.56059189%
 2 Jan 1998         49.62098299%
 2 Feb 1998         49.68201941%
 2 Mar 1998         49.74370812%
 2 Apr 1998         49.80605613%
 2 May 1998         49.85256255%
 2 Jun 1998         49.89955808%
 2 Jul 1998         49.93053991%
 2 Aug 1998         49.96183683%
 2 Sep 1998         49.99345210%
 2 Oct 1998         50.00888096%
 2 Nov 1998         50.02445030%
 2 Dec 1998         50.04016138%
 2 Jan 1999         50.05381703%
 2 Feb 1999         50.06759248%
 2 Mar 1999         50.08148877%
 2 Apr 1999         50.09550698%
 2 May 1999         50.10964816%
 2 Jun 1999         50.12391340%
 2 Jul 1999         50.13830379%
 2 Aug 1999         50.15282041%
 2 Sep 1999         50.16746439%
 2 Oct 1999         50.18223683%
 2 Nov 1999         50.19713888%
 2 Dec 1999         50.21217165%
 2 Jan 2000         50.22733629%
 2 Feb 2000         50.24263398%
 2 Mar 2000         50.25806587%
 2 Apr 2000         50.27363313%
 2 May 2000         50.28933696%
 2 Jun 2000         50.30517855%
 2 Jul 2000         50.32115912%
 2 Aug 2000         50.33727990%
 2 Sep 2000         50.35354207%
 2 Oct 2000         50.36994693%
 2 Nov 2000         50.38649569%
 2 Dec 2000         50.40318963%
 2 Jan 2001         50.42003003%
 2 Feb 2001         50.43701815%
 2 Mar 2001         50.45415531%
 2 Apr 2001         50.47144281%
 2 May 2001         50.48888197%
 2 Jun 2001         50.50647412%
 2 Jul 2001         50.52422060%
 2 Aug 2001         50.54212276%
 2 Sep 2001         50.56018197%
 2 Oct 2001         50.57839962%
 2 Nov 2001         50.59677707%
 2 Dec 2001         50.61531576%
 2 Jan 2002         50.63401707%
 2 Feb 2002         50.65288244%
 2 Mar 2002         50.67191333%
 2 Apr 2002         50.69111115%
   2 May 2002       50.71047739%
   2 Jun 2002       50.73001353%
   2 Jul 2002       50.74972106%
   2 Aug 2002       50.76960147%
   2 Sep 2002       50.78965629%
   2 Oct 2002       50.80988703%
   2 Nov 2002       50.83029527%
   2 Dec 2002       50.85088253%
   2 Jan 2003       50.87165041%
   2 Feb 2003       49.36508181%
   2 Mar 2003       49.38621567%
   2 Apr 2003       49.40753492%
   2 May 2003       49.42904120%
   2 Jun 2003       49.45073615%
   2 Jul 2003       49.47500704%
   2 Aug 2003       47.96956566%
   2 Sep 2003       47.99183661%
   2 Oct 2003       48.01430292%
   2 Nov 2003       48.03696633%
   2 Dec 2003       48.05982856%
   2 Jan 2004       48.08768927%
   2 Feb 2004       47.87673486%
   2 Mar 2004       47.90020407%
   2 Apr 2004       47.92387918%
   2 May 2004       47.94776197%
   2 Jun 2004       47.97185429%
   2 Jul 2004       47.99615796%
   2 Aug 2004       48.02067484%
   2 Sep 2004       48.04540680%
   2 Oct 2004       48.07035571%
   2 Nov 2004       48.09552351%
   2 Dec 2004       48.12091210%
   2 Jan 2005       48.14652340%
   2 Feb 2005       48.15301083%
   2 Mar 2005       48.17907346%
   2 Apr 2005       48.20536475%
   2 May 2005       48.23188667%
   2 Jun 2005       48.25864127%
   2 Jul 2005       48.28563058%
   2 Aug 2005       48.29350809%
   2 Sep 2005       48.32097301%
   2 Oct 2005       48.34867887%
   2 Nov 2005       48.37662780%
   2 Dec 2005       48.40482190%
   2 Jan 2006       48.43326334%
   2 Feb 2006       48.17681749%
   2 Mar 2006       48.20576014%
   2 Apr 2006       48.23495670%
   2 May 2006       48.26440939%
   2 Jun 2006       48.29412046%
   2 Jul 2006       48.32409218%
   2 Aug 2006       48.06919001%
   2 Sep 2006       48.09968990%
   2 Oct 2006       48.13045736%
   2 Nov 2006       48.16149473%
   2 Dec 2006       48.19280438%
   2 Jan 2007       48.22438870%
   2 Feb 2007       47.93037946%
   2 Mar 2007       47.96252037%
   2 Apr 2007       47.99494325%
   2 May 2007       48.02765056%
   2 Jun 2007       48.06064480%
   2 Jul 2007       48.09392850%
   2 Aug 2007       47.80163354%
   2 Sep 2007       47.83550376%
   2 Oct 2007       47.86967113%
   2 Nov 2007       47.90413824%
   2 Dec 2007       47.93890771%
   2 Jan 2008       47.97398221%
   2 Feb 2008       47.35762311%
   2 Mar 2008       47.39331571%
   2 Apr 2008       47.42932142%
   2 May 2008       47.46564300%
   2 Jun 2008       47.50228322%
   2 Jul 2008       47.53924488%
   2 Aug 2008       46.92478949%
   2 Sep 2008       46.96240249%
   2 Oct 2008       47.00034547%
   2 Nov 2008       47.03862131%
   2 Dec 2008       47.07723293%
   2 Jan 2009       47.11618328%
   2 Feb 2009       45.79089199%
   2 Mar 2009       45.83052874%
   2 Apr 2009       45.87051321%
   2 May 2009       45.91084845%
   2 Jun 2009       45.95153754%
   2 Jul 2009       45.99258358%
   2 Aug 2009       44.66940637%
   2 Sep 2009       44.71117575%
   2 Oct 2009       44.75331155%
   2 Nov 2009       44.79581700%
   2 Dec 2009       44.83869533%
   2 Jan 2010       44.88194982%
   2 Feb 2010       43.56100045%
   2 Mar 2010       43.60501719%
   2 Apr 2010       43.64942008%
   2 May 2010       43.69421250%
   2 Jun 2010       43.73939787%
   2 Jul 2010       43.79395474%
   2 Aug 2010       42.47535305%
   2 Sep 2010       42.52173807%
   2 Oct 2010       42.56853003%
   2 Nov 2010       42.61573247%
   2 Dec 2010       42.66334901%
   2 Jan 2011       42.72943377%
   2 Feb 2011       40.23202500%
   2 Mar 2011       40.28090574%
   2 Apr 2011       40.33021530%
   2 May 2011       40.37995743%
   2 Jun 2011       40.43013594%
   2 Jul 2011       40.50424177%
   2 Aug 2011       38.00944012%
   2 Sep 2011       38.06095084%
   2 Oct 2011       38.11291347%
   2 Nov 2011       38.16533194%
   2 Dec 2011       38.21821026%
   2 Jan 2012       38.30053697%
   2 Feb 2012       35.80848271%
   2 Mar 2012       35.86276494%
   2 Apr 2012       35.91752336%
   2 May 2012       35.97276218%
   2 Jun 2012       36.02848558%
   2 Jul 2012       36.10552856%
   2 Aug 2012       33.61636952%
   2 Sep 2012       33.67357237%
   2 Oct 2012       33.73127703%
   2 Nov 2012       33.78948793%
   2 Dec 2012       33.84820948%
   2 Jan 2013       33.92003205%
   2 Feb 2013       32.75777350%
   2 Mar 2013       32.81805410%
   2 Apr 2013       32.87886352%
   2 May 2013       32.94020640%
   2 Jun 2013       33.00208743%
   2 Jul 2013       33.07709719%
   2 Aug 2013       31.91805378%
   2 Sep 2013       31.98157772%
   2 Oct 2013       32.04565896%
   2 Nov 2013       32.11030235%
   2 Dec 2013       32.17551284%
   2 Jan 2014       32.25388126%
   2 Feb 2014       30.37520049%
   2 Mar 2014       30.44214230%
   2 Apr 2014       30.50967137%
   2 May 2014       30.57779286%
   2 Jun 2014       30.64651195%
   2 Jul 2014       30.73212238%
   2 Aug 2014       28.85701204%
   2 Sep 2014       28.92755561%
   2 Oct 2014       28.99871803%
   2 Nov 2014       29.07050474%
   2 Dec 2014       29.14292121%
   2 Jan 2015       29.23600546%
   2 Feb 2015       27.36465766%
   2 Mar 2015       27.43899677%
   2 Apr 2015       27.51398802%
   2 May 2015       27.58963717%
   2 Jun 2015       27.66594995%
   2 Jul 2015       27.76296469%
   2 Aug 2015       25.89558187%
   2 Sep 2015       25.97392073%
   2 Oct 2015       26.05294685%
   2 Nov 2015       26.13266623%
   2 Dec 2015       26.21308497%
   2 Jan 2016       26.31424168%
   2 Feb 2016       24.45103717%
   2 Mar 2016       24.53359100%
   2 Apr 2016       24.61686905%
   2 May 2016       24.70087768%
   2 Jun 2016       24.78562328%
   2 Jul 2016       24.87111234%
   2 Aug 2016       23.01231094%
   2 Sep 2016       23.09930653%
   2 Oct 2016       23.18706529%
   2 Nov 2016       23.27559394%
   2 Dec 2016       23.36489921%
   2 Jan 2017       23.45498794%
   2 Feb 2017       23.50735369%
   2 Mar 2017       23.59902999%
   2 Apr 2017       23.69151055%
   2 May 2017       23.83718125%
   2 Jun 2017       23.98425572%
   2 Jul 2017       24.20618061%






                                                     Schedule U3S


                                                     Schedule A-1
                                                          to
                                                      Appendix A



                  COLLATERAL TRUST INDENTURE

                    dated as of July 1, 1997

                             among

                    W3A FUNDING CORPORATION,

                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)


                              and


                     BANKERS TRUST COMPANY,
                           as Trustee

                          ___________

        Providing for the Issuance from Time to Time of Securities To Be Issued in One or More Series









                     Issuance of Securities
                     in connection with the
             Lease of Three Undivided Interests in
               Unit No. 3 of the Waterford Steam
                  Electric Generating Station
                 St. Charles Parish, Louisiana


                    W3A FUNDING CORPORATION

                    ENTERGY LOUISIANA, INC.

            Reconciliation and tie between Indenture
                    dated as of July 1, 1997

                              and

                  Trust Indenture Act of 1939

                                                    Section
Section of Act                                   of Indenture

310(a)(1)                                                 9.09
      (2)                                                 9.09
      (3)                                                 9.15(b)(2)
      (4)                                                 Inapplicable
      (5)                                                 9.09
   (b)                                                    9.08, 9.10
   (c)                                                    9.13
311(a)                                                    9.13
   (b)                                                    9.13
   (c)                                                   Inapplicable
312(a)                                                   10.01
   (b)                                                   10.01
   (c)                                                   10.01
313(a)                                                   10.02
   (b)                                                   10.02
   (c)                                                   10.02
   (d)                                                   10.02
314(a)                                                   10.02
   (b)                                                    5.06
   (c)(1)                                                 1.02
      (2)                                                 1.02
      (3)                                                 2.04(g)(i)
   (d)(1)                                                 5.11
      (2)                                                 Inapplicable
      (3)                                                 2.04(g)(ii)
   (e)                                                    1.02
315(a)                                                    9.01, 9.03
   (b)                                                    9.02
   (c)                                                    9.01
   (d)(1)                                                 9.01
      (2)                                                 9.01
      (3)                                                 9.01
   (e)                                                    8.10
316(a)(1)(A)                                              8.07
         (B)                                              8.08
      (2)                                                Inapplicable
   (a)(last sentence)                                     1.01
                                                         ("Outstanding")
   (b)                                                    8.11
317(a)(1)                                                 8.05(a)
      (2)                                                 8.05(d)
   (b)                                                    5.03
                                                          9.14(a)
318(a)                                                    1.07
____________________
Bond:  This reconciliation and tie shall not, for any purpose, be deemed to constitute a part of the Indenture.



                   COLLATERAL TRUST INDENTURE

     Collateral Trust Indenture, dated as of July 1, 1997,  among
W3A  Funding Corporation, a Delaware corporation (the "Company"), having  its  principal office and mailing address at  Corporation
Trust  Center,  1209 Orange Street, Wilmington, Delaware   19801,
Entergy  Louisiana,  Inc.  (formerly  Louisiana  Power  &   Light
Company),  a Louisiana corporation ("ELI"), having its  principal office  and  mailing address at 639 Loyola Avenue,  New  Orleans,
Louisiana  70113  and Bankers Trust Company, a New  York  banking corporation, not in its individual capacity but solely as trustee
(hereinafter  called  the "Trustee") having its  corporate  trust office at Four Albany Street, New York, New York 10006.


                            RECITALS

     Whereas, the Company has duly authorized the creation of an issue of its bonds, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and to secure the Securities and to provide for the authentication and delivery thereof by the Trustee, the Company has duly authorized the execution and delivery of this Indenture; and

     Whereas, all acts necessary to make this Indenture a valid instrument for the security of the Securities, in accordance with its and their terms, have been done;

     Now,  Therefore, This Indenture Witnesseth, that, to  secure the payment of the principal of and premium, if any, and interest on  all the Securities authenticated and delivered hereunder  and issued by the Company and outstanding, and the performance of the covenants  therein and herein contained, and in consideration  of the  premises and of the covenants herein contained  and  of  the purchase of the Securities by the holders thereof, and of the sum of  one dollar ($1.00) paid to the Company by the Trustee  at  or before  the  delivery  hereof,  the  receipt  whereof  is  hereby acknowledged, the Company by these presents does grant,  bargain,
sell,   release,  convey,  assign,  pledge,  transfer,  mortgage,
hypothecate  and  confirm unto the Trustee all and  singular  the following (which collectively are hereinafter called the "Pledged
Property"),  excluding,  in  any  event,  any  moneys  which  are specifically stated herein not to constitute part of the  Pledged
Property, to wit:


                        GRANTING CLAUSES

    All Pledged Lessor Bonds (as hereinafter defined) as shall be actually  pledged  and  assigned by the Company  to  the  Trustee
pursuant   to  the  Series  Supplemental  Indentures   or   other
supplemental indentures to be executed and delivered as  provided in  this Indenture, together with the interest of the Company, if any,  in  the Lease Indentures (as hereinafter defined)  securing said Pledged Lessor Bonds; and

     Any  property, including cash, that may, from time to  time, hereafter  be subjected to the lien and/or pledge hereof  by  the
Company or which, pursuant to any provision of this Indenture  or
any   Series   Supplemental  Indenture  or   other   supplemental
indentures  to  be  executed and delivered as  provided  in  this
Indenture, may become subjected to the lien and/or pledge hereof;
and  the Trustee is hereby authorized to receive the same at  any time  as  additional security hereunder; such subjection  to  the lien  hereof of any such property as additional security  may  be made subject to any reservations, limitations or conditions which shall  be  set  forth  in a written instrument  executed  by  the
Company and/or by the Trustee respecting the scope or priority of such  lien  and/or  pledge  or the use and  disposition  of  such property or the proceeds thereof;

    To Have and to Hold the Pledged Property unto the Trustee and its successors and assigns forever subject to the terms of this Indenture, including, without limitation, Section 12.01;

     But In Trust, Nevertheless, for the equal and proportionate benefit and security of the holders from time to time of all the Securities authenticated and delivered hereunder and issued by the Company and outstanding, without any priority of any one
Security over any other;

     And Upon The Trusts and subject to the covenants and conditions hereinafter set forth.


                          ARTICLE ONE

                Definitions and Other Provisions
                     of General Application


Section 1.01.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (4)     all  reference  in  this  Indenture  to  designated
"Articles",  "Sections"  and  other  subdivisions  are   to   the
designated  Articles,  Sections and other  subdivisions  of  this
Indenture; and

     (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Nine, are defined in that Article.

     "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.
For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating   Agent"  means  any   Person   acting   as
Authenticating Agent hereunder pursuant to Section 9.14.

     "Authorized  Agent"  means  any  Paying  Agent  or  Security
Registrar or Authenticating Agent or other agent appointed by the Trustee in accordance with this Indenture to perform any function which this Indenture authorizes the Trustee or such agent to perform.

     "Board of Directors" means, when used with respect to the Company, the board of directors of the Company and, when used with respect to ELI, the board of directors of ELI, or, in either case, any committee of that board duly authorized to act for it hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or ELI, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than a Saturday or Sunday or other day on which banks in New Orleans, Louisiana, New York, New York or any other city in which any Corporate Trust Office
(as  defined  in  the  respective Lease Indentures)  of  a  Lease
Indenture Trustee is located, are authorized or obligated to be closed.

     "Change"  with respect to any instrument means any  consent,
amendment,   waiver,  approval,  notice  or  direction   or   the
execution, grant or giving of any thereof.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities
Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company"  means  the Person named as the "Company"  in  the first  paragraph of this instrument until a successor corporation shall  have become such pursuant to the applicable provisions  of
this   Indenture,  and  thereafter  "Company"  shall  mean   such
successor corporation.

     "Company Request" or "Company Order" means a written request or order, as the case may be, signed in the name of the Company by its President or one of its Vice Presidents, and by its Treasurer, Secretary, or one of its Assistant Treasurers or Assistant Secretaries, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office  of  the
Trustee  at which at any particular time corporate trust business of  the Trustee shall be administered, which at the date of  this
Indenture  is  Four  Albany Street, New York,  New  York   10006,
Attention: Corporate Trust & Agency Group-Public Utilities Group,
or  such other office as may be designated by the Trustee to  the
Company, ELI and each Securityholder.

     "ELI" shall mean Entergy Louisiana, Inc. (formerly Louisiana
Power  &  Light  Company),  a  Louisiana  corporation,  and   its
permitted successors and assigns.

    "ELI Request" means a written request or order, signed in the name of ELI by its President or one of its Vice Presidents or Assistant Vice Presidents and by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries or any authorized agent of ELI, and delivered to the Trustee.

    "Event of Default" has the meaning specified in Section 8.01.

     "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Installment Payment Amount", when used with respect to  any
Security  the  principal  of  which is  payable  in  installments without  presentment  or  surrender,  means  the  amount  of  the
installment  payment  of  principal  due  and  payable  on   each
Installment  Payment  Date other than the  Stated  Maturity  date thereof.

     "Installment Payment Date", when used with respect to any Security the principal of which is payable in installments without presentment or surrender, means each date on which an installment payment of principal is due and payable on such Security, as set forth in the Series Supplemental Indenture creating the Securities of such series.

     "Lease" means each Lease identified in Exhibit A hereto, as such Lease may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Leases" means each and every Lease.

     "Lease Indenture" means each Lease Indenture identified in Exhibit A hereto, as such Lease Indenture may be amended or supplemented from time to time pursuant to the applicable provisions thereof; "Lease Indentures" means each and every Lease
Indenture.

    "Lease Indenture Estate" shall mean the "Indenture Estate" as defined in each Lease Indenture.

     "Lease Indenture Trustee" means each Lease Indenture Trustee identified in Exhibit A hereto, until a successor Lease Indenture
Trustee shall have become such pursuant to the applicable provisions of the Lease Indenture to which such Lease Indenture
Trustee is a party, and thereafter "Lease Indenture Trustee" means the successor Lease Indenture Trustee; "Lease Indenture
Trustees" means each and every Lease Indenture Trustee.

    "Lease Payments" with respect to any Lease shall mean amounts payable under such Lease in respect of (i) basic rent, (ii) casualty value, (iii) special casualty value, (iv) any amount determined by reference to casualty value or special casualty value or (v) any other amounts payable in connection with termination of such Lease, in each case as more fully described in and assigned pursuant to the related Lease Indenture; "Lease
Payments" with respect to all Leases means the aggregate of Lease
Payments under any and all Leases.

    "Lessor" or "Owner Trustee" means any Lessor or Owner Trustee identified in Exhibit A hereto, until a successor shall have become such pursuant to the applicable provisions of the related
Trust  Agreement  identified  in such  schedule,  and  thereafter
"Lessor" or "Owner Trustee" means such successor; "Lessors" or "Owner Trustees" means each and every Lessor or Owner Trustee.

    "Lessor Bond" means any bond issued by a Lessor under a Lease
Indenture.

     "Lien of this Indenture" or "lien hereof" means the lien and security  interest created by these presents, or created  by  any concurrent or subsequent conveyance to the Trustee (whether  made by  the  Company or any other Person and whether  pursuant  to  a
Series   Supplemental  Indenture  or  otherwise),  or   otherwise
created, making any property a part of the Pledged Property  held by  the  Trustee  for  the benefit of the Securities  Outstanding hereunder.

    "Obligor", when used with reference to the Securities or this
Indenture, means ELI and any successor to the obligations of  ELI under  a  Lease,  and  does  not include  the  Trustee,  a  Lease
Indenture  Trustee, an Owner Trustee or an Owner  Participant  so
long  as  they  have  not  assumed  such  obligations;  provided, however,  that no reference to ELI as an Obligor herein shall  be
construed  as  implying  any  guaranty  or  assumption   of   the
Securities or the obligations represented thereby by ELI.

     "Officers' Certificate" means a certificate signed by the President or any Vice President and the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of ELI, any Lessor or the Company, as the case may be, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel  for any  Person  either  expressly referred to  herein  or  otherwise
satisfactory   to   the  Trustee  which  may   include,   without
limitation,  counsel  to  the  Company,  any  Lessor,  any  Lease
Indenture Trustee, any Owner Participant or ELI, whether  or  not such counsel is an employee of any of them.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Securities or portions thereof deemed to have been paid within the meaning of Section 12.01 hereof; and

      (iii)      Securities  which have  been  paid  pursuant  to
      Section  2.09 or in exchange for or in lieu of which  other
      Securities  have been issued, authenticated  and  delivered pursuant  to  this Indenture, other than any Securities  in respect  of  which there shall have been presented  to  the
      Trustee  proof satisfactory to it that such Securities  are
      held   by  a  bona  fide  purchaser  in  whose  hands  such
      Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders, Securities owned by the Company or ELI, or any Affiliate of either thereof, unless such Persons own all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series, as the case may be, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible
Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or ELI, or any Affiliate of either thereof.

    "Owner Participant" means any Owner Participant identified in Exhibit A hereto, until a transferee, successor or assignee thereof shall have become such pursuant to the applicable provisions of the Participation Agreement to which such Owner
Participant is a party, and thereafter "Owner Participant" means such transferee, successor or assignee; "Owner Participants" means each and every Owner Participant.

     "Participation Agreement" means each Participation Agreement identified in Exhibit A hereto as such Participation Agreement may be amended from time to time pursuant to the applicable provisions thereof; "Participation Agreements" means each and every Participation Agreement.

     "Paying Agent" means any Person acting as Paying Agent hereunder pursuant to Section 9.14.

     "Person" means any individual, partnership, corporation, trust, unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

     "Place of Payment", when used with respect to the Securities of  any series, means the office or agency maintained pursuant to
Section  5.02 and such other place or places, if any,  where  the principal  of and premium, if any, and interest on the Securities
of   such   series  are  payable  as  specified  in  the   Series
Supplemental Indenture setting forth the terms of the  Securities of such series.

     "Pledged Lessor Bond" means each Lessor Bond identified in a schedule to a Series Supplemental Indenture, as such Lessor Bond may be amended or supplemented from time to time pursuant to the applicable provisions thereof, of the related Lease Indenture and of this Indenture; "Pledged Lessor Bonds" means each and every Pledged Lessor Bond.

     "Pledged Property" has the meaning set forth in the Granting
Clauses.

     "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Redeemed  Securities" shall have the meaning  specified  in
Section 7.02.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

     "Regular Record Date" for the Stated Maturity of any installment of interest on the Securities of any series or for the Installment Payment Date of any installment of principal of the Securities and any series for which principal is payable from time to time without presentation or surrender means the 15th day
(whether or not a Business Day) of the month preceding the month in which such Stated Maturity or Installment Payment Date, as the case may be, occurs, or any other date specified for such purpose in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

     "Responsible Officer" shall mean when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, Assistant Vice President,
Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Security" or "Securities" shall have the meaning set forth in the recitals hereto.

     "Security  Register"  has the meaning specified  in  Section
2.08.

     "Security  Registrar" means any Person  acting  as  Security
Registrar hereunder pursuant to Section 9.14.

      "Series   Supplemental  Indenture"   means   an   indenture
supplemental to this Indenture, for the purpose of,  among  other things,  specifying, in accordance with Article Two  hereof,  the form  and  terms of the Securities of any series and/or  for  the purpose  of, among other things, subjecting to the Lien  of  this
Indenture  the  Pledged  Lessor Bonds  related  to  such  series;
"Series  Supplemental  Indentures" means each  and  every  Series
Supplemental Indenture.

    "Sinking Fund" has the meaning specified in Section 7.02.

     "Sinking Fund Redemption Date" shall have the meaning specified in Section 7.02.

     "Sinking Fund Requirements" shall have the meaning specified in Section 7.02.

     "Special Record Date" for the payment of any defaulted interest or any defaulted Installment Payment Amount means a date fixed by the Trustee pursuant to Section 2.10.

    "Stated Maturity", when used with respect to the principal of any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which such principal or such installment of interest is due and payable;
provided, however, that, with respect to any Security the principal of which is payable in installments without presentment or surrender, Stated Maturity shall mean the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.06.

     "Trustee"  means  the Person named as the "Trustee"  in  the first  paragraph  of  this instrument until a  successor  Trustee shall  have become such pursuant to the applicable provisions  of
this   Indenture,  and  thereafter  "Trustee"  shall  mean   such
successor Trustee.

Section 1.02.  Compliance Certificates and Opinions.

    Upon any application or request by the Company, any Lessor or ELI to the Trustee to take any action under any provision of this Indenture, the Company, such Lessor or ELI, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 10.02 herein) shall include:

        (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions therein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company,  of any Lessor or of ELI may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel,  unless  such  officer knows  that  the  certificate  or opinion or representations with respect to the matters upon which
his  certificate  or  opinion is based are erroneous.   Any  such
certificate  or Opinion of Counsel may be based,  insofar  as  it relates to factual matters, upon a certificate or opinion of,  or representations by, an officer or officers of the Company, of any
Lessor  or  of  ELI,  as  the  case  may  be,  stating  that  the information  with  respect  to such factual  matters  is  in  the possession  of the Company, such Lessor or ELI, as the  case  may be, unless such counsel knows that the certificate or opinion  or representations with respect to such matters are erroneous.

     Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04.  Acts of Holders.

     (a)   Any request, demand, authorization, direction, notice,
consent, waiver or other action provided by this Indenture to  be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such
Holders  in  person or by an agent duly appointed in writing  or, alternatively, may be embodied in and evidenced by the record  of
Holders  voting in favor thereof, either in person or by  proxies duly  appointed in writing, at any meeting of Holders duly called and  held  in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record.  Except as  herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are  delivered  to the Trustee and, where it is hereby  expressly
required,  to  the  Company  and  to  ELI.   Such  instrument  or
instruments and any such record (and the action embodied  therein and  evidenced thereby) are herein sometimes referred to  as  the
"Act"  of the Holders signing such instrument or instruments  and so  voting at any such meeting.  Proof of execution of  any  such instrument  or  of a writing appointing any such agent  shall  be sufficient  for  any purpose of this Indenture  and  (subject  to
Section 9.01) conclusive in favor of the Trustee, the Company and
ELI,  if made in the manner provided in this Section.  The record of  any  meeting of Holders of Securities shall be proved in  the manner provided in Section 13.06.

    (b)   The fact and date of the execution by any Person of any
such  instrument or writing may be proved by the  certificate  of any notary public or other officer of any jurisdiction authorized to  take  acknowledgments of deeds or administer oaths  that  the
Person   executing  such  instrument  acknowledged  to  him   the
execution  thereof,  or by an affidavit  of  a  witness  to  such execution sworn to before any such notary or other such  officer.
If  such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and  date of  the  execution  of any such instrument  or  writing,  or  the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proved by the Security Register and the Trustee shall not be affected by notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

     (e)   Until such time as written instruments shall have been
delivered  with respect to the requisite percentage of  principal
amount  of  Securities  for  the  action  contemplated  by   such
instruments, any such instrument executed and delivered by or  on behalf  of the Holder of any Security may be revoked with respect to any or all of such Securities by written notice by such Holder or  any  subsequent Holder, proven in the manner  in  which  such instrument was proven.

     (f)    Securities of any series authenticated and  delivered
after  any  Act  of  Holders may, and shall if  required  by  the
Trustee,  bear a notation in form approved by the Trustee  as  to any action taken by such Act of Holders.  If the Company shall so determine,  new  Securities  of any  series  so  modified  as  to conform, in the opinion of the Trustee and the Company,  to  such
action   may  be  prepared  and  executed  by  the  Company   and
authenticated  and  delivered  by the  Trustee  in  exchange  for
Outstanding Securities of such series.

Section 1.05.  Notices, etc., to Trustee, Company and ELI.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

       (a) the Trustee by any Holder, by the Company, by ELI or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust
      Office, or

       (b) the Company by the Trustee, by any Holder, by ELI or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee and ELI by the Company for such purpose, or

       (c)   ELI by the Trustee, by any Holder, by the Company or
      by  an  Authorized  Agent  shall be  sufficient  for  every purpose  hereunder  if in writing and  mailed,  first-class postage  prepaid, to ELI addressed to it at the address  of its  principal office specified in the first  paragraph  of
      this   instrument  or  at  any  other  address   previously
      furnished in writing to the Trustee and the Company by  ELI for such purpose.

Section 1.06.  Notices to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security
Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders, then such notification as shall be made by overnight courier at the expense of the Company shall constitute a sufficient notification for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

Section 1.07.  Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such required or governed provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Section 1.08.  Effect of Heading and Table of Contents.

     The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09.  Successors and Assigns.

     All covenants, agreements, representations and warranties in this Indenture by the Company, ELI and the Trustee, shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

Section 1.10.  Separability Clause.

     In case any provision in this Indenture or in the Securities
shall   be  invalid,  illegal  or  unenforceable,  the  validity,
legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, or the Holders of Securities as expressly provided herein, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.  Governing Law.

     This Indenture and each Security are being and will be executed and delivered in the State of New York, shall be deemed to be contracts made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.

Section 1.13.  Legal Holidays.

     In  any  case where any Redemption Date, Installment Payment
Date or the Stated Maturity of principal of or any installment of interest  on  any  Security, or any date on which  any  defaulted interest  or  principal is proposed to be paid, shall  not  be  a
Business Day, then (notwithstanding any other provision  of  this
Indenture  or such Security) payment of interest and/or principal and  premium,  if  any,  shall be due and  payable  on  the  next succeeding Business Day with the same force and effect as if made
on   or   at  such  nominal  Redemption  Date,  Stated  Maturity,
Installment Payment Date or date on which the defaulted  interest or principal is proposed to be paid, and no interest shall accrue on  the  amount  so payable for the period from  and  after  such
Redemption  Date, Stated Maturity, Installment  Payment  Date  or
date  for the payment of defaulted interest or principal, as  the case may be.


                          ARTICLE TWO

                         The Securities

Section  2.01.   Form  of  Security to Be Established  by  Series
Supplemental Indenture.

     The Securities of each series shall be substantially in the form (not inconsistent with this Indenture, including Section
2.05 hereof) established in the Series Supplemental Indenture relating to the Securities of such series.

Section 2.02.  Form of Trustee's Authentication.

    The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                    ________________________________________________
                                      as Trustee


                    By______________________________________________
                                  Authorized Officer
    Dated


Section 2.03. Amount Unlimited; Issuable in Series; Limitations on Issuance.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The  Securities may be issued in one or more series.   There
shall   be   established  in  one  or  more  Series  Supplemental
Indentures, prior to the issuance of Securities of any series:

        (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities) and the form or forms of Securities of such series;

       (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.07, 2.08, 2.09, 6.06 or
      11.07  and except for Securities which pursuant to  Section
      2.04 hereof, are deemed never to have been authenticated and delivered hereunder);

       (3) the date on which the principal of the Securities of such series is payable and the date or dates on or as of which the Securities of such series shall be dated, if other than as provided in Section 2.13;

        (4) the rate at which the Securities of such series shall bear interest, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the Regular Record Date for the determination of Holders to whom interest is payable;
      and the basis of computation of interest, if other than as provided in Section 2.13;

       (5) if other than as provided in Section 5.02, the place or places where (1) the principal of and premium, if any, and interest on Securities of such series shall be payable,
      (2) Securities of such series may be surrendered for registration of transfer or exchange and (3) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; and, if such is the case, the circumstances under which the principal of such Securities shall be payable without presentment or surrender;

        (6) the price or prices at which, the period or periods within which, and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

        (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund, installment payment or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid in whole or in part, pursuant to such obligation;

        (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of such series shall be issuable;

        (9) any other terms of Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

        (10) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

     Concurrently with the initial authentication and delivery of the  Securities  of each series, the Company shall  cause  to  be delivered  to  the  Trustee Lessor Bonds (a) issued  as  separate series  under  one or more Lease Indentures, (b)  payable  as  to principal  on such dates and in such amounts that on  the  Stated
Maturity  of principal and each Sinking Fund Redemption  Date  or
Installment  Payment  Date  of such  Securities  there  shall  be payable  on  the Lessor Bonds an amount in respect  of  principal equal  to the principal amount of such Securities then to  mature or to be payable in installments of principal or be redeemed, (c)
bearing interest at the same rate and payable at the same  times, as  the  corresponding Securities of such series, (d)  containing
provisions   for   redemption,  including  redemption   premiums,
correlative to the provisions for redemption (other than pursuant to  a  Sinking  Fund) of the Securities of such  series  and  (e)
registered in the name of the Trustee.

Section 2.04.  Authentication and Delivery of Securities.

     At  any  time and from time to time after the execution  and delivery of this Indenture, the Company may deliver Securities of
any   series   executed  by  the  Company  to  the  Trustee   for
authentication,   together  with  a   Company   Order   for   the
authentication and delivery of such Securities, and  the  Trustee shall thereupon authenticate and deliver such Securities in accor dance with such Company Order, without any further action by  the
Company.  Subject to Section 9.14(b) hereof, no Security shall be secured by or entitled to any benefit under this Indenture or  be valid or obligatory for any purpose unless there appears on  such
Security  a  certificate of authentication, in the form  provided for herein, executed manually by the Trustee and such certificate upon  any  Security shall be conclusive evidence,  and  the  only evidence,  that  such  Security has been duly  authenticated  and
delivered  hereunder.   In  authenticating  such  Securities  and
accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee (and, if applicable, the
Authenticating Agent) shall be entitled to receive, and  (subject to Section 9.01) shall be fully protected in relying upon:

       (a)   an executed Series Supplemental Indenture;

       (b)    an  Officers'  Certificate  of  the  Company  (i)
      certifying  as to resolutions of the Board of Directors  of the  Company authorizing the execution and delivery by  the
      Company  of  such  Series Supplemental  Indenture  and  the issuance  of such Securities and (ii) certifying  that  all conditions precedent under this Indenture to the  Trustee's
      (or,    if    applicable,   the   Authenticating   Agent's)
      authentication  and delivery of such Securities  have  been complied with;

        (c) fully executed counterparts (but not the originals thereof) of (i) the Lease Indentures under which were issued the Pledged Lessor Bonds relating to the Securities of such series and (ii) the Leases relating to such Pledged
      Lessor Bonds;

        (d) the Pledged Lessor Bonds relating to the Securities of such series in an aggregate principal amount not less than the aggregate principal amount of such series of Securities proposed to be authenticated and delivered;

        (e)    signed copies, either addressed to the Trustee  or
      accompanied by statements that the Trustee may rely on such documents,  of  all  certificates and opinions  of  counsel delivered (i) to the Company in connection with its receipt of  the Pledged Lessor Bonds relating to the Securities  of such  series,  (ii) to the Owner Trustee and/or  the  Lease
      Indenture Trustee in connection with the issuance  of  such
      Pledged  Lessor Bonds, and (iii) to the extent not  covered by such opinions, opinions of Counsel to the Company or ELI
      (x)  to the effect that (1) the form or forms and the terms of  such  Securities  have  been established  by  a  Series
      Supplemental  Indenture as permitted by Sections  2.01  and
      2.03  in  conformity with the provisions of this Indenture,
      (2)  such  Securities, when authenticated and delivered  by the  Trustee (or, if applicable, the Authenticating  Agent)
      and  issued by the Company in the manner and subject to any conditions  specified  in  such Opinion  of  Counsel,  will constitute  valid and binding obligations of  the  Company, except  to the extent that the enforcement thereof  may  be
      limited     by     applicable    bankruptcy,    insolvency,
      reorganization, moratorium and other similar  laws  now  or hereafter in effect relating to creditors' rights generally and  (3) all requirements of the laws of the States of  New
      York  and Louisiana and of the General Corporation  Law  of
      the State of Delaware and of this Indenture, in respect  of
      the   execution  and  delivery  by  the  Company   of   the
      Securities, have been complied with and (y) concerning such other matters as the Trustee may reasonably request; and

        (f)    in  circumstances where the Pledged  Lessor  Bonds
      relating  to  such  series of Securities are  executed  and delivered for the purposes described in Section 8(f) of the
      Facility Lease, (i) a certificate of an independent  public accountant (who shall not be an employee of the Company, or
      ELI  or any Affiliate of either thereof) to the effect that the principal amount of Securities to be authenticated does not exceed the Undivided Interest Percentage (as defined in such  Lease  Indenture) of total cost (including  allowance for  funds  used  during  construction,  or  any  analogous amount,  to  the  extent  permitted by  generally  accepted accounting  principles) of any related Capital  Improvement
      (as  defined  in  such Lease Indenture) financed  with  the
      proceeds   of  such  Pledged  Lessor  Bonds  and   (ii)   a
      certificate of an engineer, appraiser or other expert  (who may  be an officer or employee of ELI and who shall not  be required to be independent, except as would be required  by
      Section 314(d)(3) of the Trust Indenture Act) to the effect that the Undivided Interest Percentage of the fair value of any  such Capital Improvement as of its respective date  of
      incorporation  or  installation  was  not  less  than   the
      Undivided  Interest Percentage of the total cost (including allowance  for  funds  used  during  construction,  or  any analogous  amount,  to  the extent permitted  by  generally accepted accounting principles) of such Capital Improvement as  of  the date financed with the proceeds of such Pledged
      Lessor Bonds.

     Receipt by the Trustee of the Officers' Certificate referred to in clause (b) above shall be conclusively presumed for all purposes of this Indenture to establish that the documents referred to in such Officers' Certificate comply with the requirements of this Indenture.

     Notwithstanding  the foregoing, if any Security  shall  have been  authenticated and delivered hereunder but never issued  and sold  by the Company, and the Company shall deliver such Security to  the  Trustee  for cancellation as provided  in  Section  2.12 together  with  a written statement (which need not  comply  with
Section  1.02  and  need  not be accompanied  by  an  Opinion  of
Counsel)  stating that such Security has never  been  issued  and sold  by  the  Company, for all purposes of this  Indenture  such
Security  shall  be  deemed never to have been authenticated  and delivered  hereunder and shall never be entitled to the  benefits hereof.

Section 2.05.  Form and Denominations.

    The Securities of each series shall be in registered form and may  have  such letters, numbers or other marks of identification and  such  legends or endorsements thereon as may be required  to comply with the rules of any securities exchange or to conform to any  usage  in respect thereof, or as may, consistently herewith, be  prescribed by the Board of Directors of the Company or by the
officers  executing  such  Securities,  as  evidenced  by   their
execution thereof.

     The definitive Securities shall be printed, lithographed  or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner,  all  as
determined   by  the  officers  executing  such  Securities,   as
evidenced by their execution thereof.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

     In  the  absence of any provision contained  in  any  Series
Supplemental Indenture, the Securities are issuable only in denominations of $1,000 and/or any integral multiple thereof.

Section 2.06.  Execution of Securities.

     The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal affixed thereto or reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all such officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

Section 2.07.  Temporary Securities.

     Pending  the  preparation of definitive  Securities  of  any series,  the  Company may execute, and upon  Company  Order,  the
Trustee  shall authenticate and deliver, temporary Securities  of
such   series   which  are  printed,  lithographed,  typewritten,
photocopied or otherwise produced in any authorized denomination, substantially of the tenor of the definitive Securities  in  lieu of which they are issued (with or without the recital of specific redemption  or sinking fund provisions) and with such appropriate insertions, omissions, substitutions and other variations as  the officers executing such Securities may determine, as evidenced by their execution thereof.

    If temporary Securities of any series are issued, the Company will  cause  definitive Securities of such series to be  prepared without  unreasonable delay.  After the preparation of definitive
Securities  of  such  series, the temporary  Securities  of  such series  shall be exchangeable for definitive Securities  of  such series  upon surrender of the temporary Securities of such series at  the  office  or  agency of the Company  maintained  for  such purpose  at the Place of Payment for such series, without  charge to  the  Holder.  Upon surrender for cancellation of any  one  or more  temporary  Securities  of  any  series  the  Company  shall execute,  and  the  Trustee  shall authenticate  and  deliver  in exchange  therefor,  definitive  Securities  of  such  series  of
authorized   denominations  and  of  like  tenor  and   aggregate
principal  amount.  Until so exchanged, the temporary  Securities of  any  series  shall in all respects be entitled  to  the  same benefits  under this Indenture as definitive Securities  of  such series and of like tenor.

Section 2.08.  Registration, Transfer and Exchange.

     The  Company  shall cause to be kept at the  office  of  the
Security  Registrar  a  register  in  which,  subject   to   such
reasonable regulations as the Company may prescribe, the  Company
shall   provide  for  the  registration  of  Securities  and   of
registration of transfers and exchanges of Securities  and,  with respect  to  Securities of any series the principal of  which  is payable  without  presentation or surrender, the  amount  of  the unpaid  principal amount of such Securities.  This register  and, if  there shall be more than one Security Registrar, the combined registers maintained by all such Security Registrars, are  herein sometimes referred to as the "Security Register".

     Upon surrender for registration of transfer of any Security of any series at any office or agency maintained for such purpose pursuant to Section 5.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency maintained for such purpose pursuant to Section 5.02.
Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration  of transfer or exchange shall (if so required by the Company or  the
Security Registrar or any transfer agent) be duly endorsed, or be
accompanied  by  a  written  instrument  of  transfer   in   form
satisfactory  to  the  Company  and  Security  Registrar  or  any
transfer  agent,  duly  executed, by the Holder  thereof  or  his attorney duly authorized in writing.

      Except   as  may  be  otherwise  provided  in  the   Series
Supplemental Indenture relating to the Securities of any  series, no  service charge shall be made for any transfer or exchange  of
Securities, but the Security Registrar may require payment  of  a sum sufficient to cover any tax or other governmental charge that may  be  imposed in connection with any transfer or  exchange  of
Securities  other than exchanges pursuant to Sections 2.07,  6.06 or 11.07 not involving any transfer.

     Neither  the Company, the Trustee nor the Security Registrar
shall be required (i) to execute and deliver, issue, register the transfer  of  or  exchange any Security of any  series  during  a period  beginning at the opening of business 15 days  before  the day  of  the  mailing of a notice of redemption of Securities  of such  series selected for redemption under Section 6.02  or  7.02 and ending at the close of business on the day of such mailing or
(ii)  to issue, register the transfer of or exchange any Security so  selected  for  redemption in whole or  in  part,  except  the unredeemed  portion of any Security selected  for  redemption  in part.

Section 2.09.  Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Trustee, the Company and ELI (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save any of them and any agent of any of them harmless, then, in the absence of notice to the Trustee, the Company or ELI that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen security is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

    Every new Security issued pursuant to this Section in lieu of any  destroyed,  lost  or  stolen Security  shall  constitute  an
original   additional  contractual  obligation  of  the  Company,
whether or not the destroyed, lost or stolen Security shall be at any  time enforceable by anyone, and shall be entitled to all the
security   and   benefits   of   this   Indenture   equally   and
proportionately  with  any and all other Securities  duly  issued hereunder.

     The  provisions  of  this Section are  exclusive  and  shall preclude  (to  the extent lawful) all other rights  and  remedies
with   respect  to  the  replacement  or  payment  of  mutilated, destroyed, lost or stolen Securities.

Section 2.10.  Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid  or  duly  provided  for,  at  any  Stated  Maturity  of  an installment of interest shall be paid to the Person in whose name
that  Security  (or  one  or  more  Predecessor  Securities)   is
registered  at the close of business on the Regular  Record  Date
for  such  interest.   At the option of the Company,  payment  of
interest  on  any  Security may be made by check  mailed  to  the address  of  the  Person entitled thereto as such  address  shall appear in the Security Register or in such other manner as  shall be  established in a Series Supplemental Indenture  creating  the series of which such Security is a part.

     Any Installment Payment Amount or any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, at any Installment Payment Date or any Stated Maturity of an installment of interest, as the case may be, shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that the Company has elected to pay such defaulted interest or principal as provided in clause (a) or (b) below:

        (a)    The Company may elect, which election shall be  at
      the  direction  of any Owner Trustee whose  Pledged  Lessor
      Bond is in default in respect of the payment of interest or principal and which is proposing to make payment of all  or part  of  such  defaulted interest or  principal,  to  make payment  of  any  defaulted interest or  principal  to  the
      Persons  in  whose names the Securities of such  series  in
      respect   of  which  interest  is  in  default  (or   their
      respective  Predecessor Securities) are registered  at  the close  of business on a Special Record Date for the payment of  such  defaulted interest or principal, which  shall  be fixed  in  the following manner.  Such Owner Trustee  shall notify  the  Trustee and, if other than  the  Trustee,  the
      Paying  Agent,  in  writing  of  the  amount  of  defaulted interest  or  principal proposed to be paid  on  each  such
      Security and the date of the proposed payment, and  at  the same  time  there shall be deposited with  the  Trustee  an amount  of money equal to the aggregate amount proposed  to be paid in respect of such defaulted interest or principal, as  the  case  may be, or there shall be made  arrangements satisfactory to the Trustee for such deposit prior  to  the date of the proposed payment, such money when deposited  to be held in trust for the benefit of the Persons entitled to such  defaulted  interest or principal as  in  this  clause provided.  Thereupon the Trustee shall fix a Special Record
      Date  for  the  payment  of  such  defaulted  interest   or
      principal which shall be not more than 15 nor less than  10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company, ELI and the Security Registrar of such Special
      Record  Date  and, in the name and at the  expense  of  the
      Company, shall cause notice of the proposed payment of such defaulted interest or principal and the Special Record Date therefor to be mailed, first-class postage prepaid, to each
      Holder of such series at the address of such Holder  as  it appears  in  the Security Register, not less than  10  days prior  to such Special Record Date.  Notice of the proposed payment  of  such defaulted interest or principal  and  the
      Special   Record  Date  therefor  having  been  mailed   as
      aforesaid,  such defaulted interest shall be  paid  to  the
      Persons  in  whose names the Securities of such series  (or their respective Predecessor Securities) are registered  at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

        (b)    The Company may make, or cause to be made, payment
      of   any  defaulted  Installment  Payment  Amount  or   any
      defaulted   interest  in  any  other  lawful   manner   not
      inconsistent  with  the  requirements  of  any   securities
      exchange  on which the Securities in respect of which  such principal or interest is in default may be listed, and upon such  notice as may be required by such exchange, if, after notice  given by the Company to the Trustee of the proposed payment  pursuant to this paragraph, such payment shall  be deemed practicable by the Trustee.

     Subject  to  the foregoing provisions of this Section,  each
Security  delivered  under this Indenture  upon  registration  of transfer  of or in exchange for or in lieu of any other  Security shall  carry  the rights to interest accrued and unpaid,  and  to accrue, which were carried by such other Security, and each  such
Security  shall  bear  interest  from  whatever  date  shall   be
necessary so that neither gain nor loss in interest shall  result from such registration of transfer, exchange or replacement.

Section 2.11.  Persons Deemed Owners.

     The Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.10) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

Section 2.12.  Cancellation.

     All  Securities surrendered for payment, redemption,  credit against  any Sinking Fund payment or registration of transfer  or exchange  shall,  if  surrendered to any Person  other  than  the
Trustee,  be  delivered  to the Trustee  for  cancellation.   The
Company  may  at any time deliver to the Trustee for cancellation any  Securities previously authenticated and delivered  hereunder which the Company may have acquired in any manner whatsoever,  or which  the  Company shall not have issued, and all Securities  so
delivered   shall  be  promptly  canceled  by  the  Trustee.   No
Securities  shall be authenticated in lieu of or in exchange  for any  Securities canceled as provided in this Section,  except  as expressly  permitted by this Indenture.  All Securities  canceled by  the  Trustee  shall  be disposed of in  accordance  with  the customary practice of the Trustee, and the Trustee shall promptly deliver a certificate of disposition to the Company, unless, by a timely  Company  Order, the Company shall  direct  that  canceled
Securities be disposed of otherwise.  The Trustee shall  promptly deliver  written evidence of any cancellation of  a  Security  in accordance with this Section 2.12 to the Company.

Section 2.13.  Dating of Securities; Computation of Interest.

    (a)   Except as otherwise provided in the Series Supplemental
Indenture creating a series of Securities, each Security of any series shall be dated the date of its authentication.

    (b)   Except as otherwise provided in the Series Supplemental
Indenture creating a series of Securities, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section  2.14.   Source of Payments; Rights  and  Liabilities  of
Lessors,     Owner     Participants    and    Lease     Indenture
Trustees.

     Except as otherwise specifically provided in this Indenture, all payments of principal and premium, if any, and interest to be made  in respect of the Securities or under this Indenture  shall be  made  only  from Pledged Property or the income and  proceeds
received  by  the  Trustee  therefrom.   Each  Holder,   by   its
acceptance of a Security shall be deemed to have agreed that  (a)
it  will  look solely to the Pledged Property or the  income  and
proceeds  received  by  the  Trustee  therefrom  to  the   extent
available for distribution to such Holder as herein provided  and
(b)  none of any Owner Participant, any Owner Trustee, any  Lease
Indenture Trustee or the Trustee is liable to any Holder  or,  in the  case  of  any  Owner  Participant, Owner  Trustee  or  Lease
Indenture  Trustee, to the Trustee for any amounts payable  under any  Security or, except as provided herein with respect  to  the
Trustee,  for  any  liability under  this  Indenture.   No  Owner
Participant, Owner Trustee or Lease Indenture Trustee shall  have any duty or responsibility under this Indenture or the Securities to any Holder or to the Trustee.

Section   2.15.   Application  of  Proceeds  from  the  Sale   of
Securities.

     The Company shall pay, or cause to be paid, the proceeds of the issuance and sale of the Securities of each series to each Lease Indenture Trustee under a Lease Indenture under which
Pledged Lessor Bonds shall have been issued and delivered to the Trustee in connection with the issuance of such Securities, for the account of the related Owner Trustee which issued such Pledged Lessor Bonds, each such Lease Indenture Trustee to receive an amount equal to the aggregate principal amount of such Pledged Lessor Bonds issued under such Lease Indenture.

Section  2.16.   Principal Amount of Securities  Payable  Without
Presentment or Surrender.

     All references in this Indenture to the principal amount  of any  Security shall, when used with respect to Securities of  any series the principal of which is payable without presentation  or surrender, mean the unpaid principal amount thereof, except that, for  purposes  of  Sections 2.07, 2.08, 2.09  and  6.06  of  this
Indenture, principal amount shall, when used with respect to  any such  Security,  refer to the original principal  amount  thereof
prior   to  the  payment  of  any  Installment  Payment  Amounts.
Notwithstanding  anything  herein  or  in  any  Security  to  the contrary,  with  respect  to  each Security  of  any  series  the principal  of which is payable without presentation or surrender, the  unpaid  principal amount thereof recorded  on  the  Security
Register  shall  be  controlling  as  to  the  remaining   unpaid
principal amount thereof.


                         ARTICLE THREE

               Provisions as to Pledged Property

Section 3.01.  Holding of Pledged Securities.

     The  Trustee is authorized in its discretion to cause to  be registered (as to principal) in its name, as Trustee, or  in  the name  of  its  nominee, any and all coupon  bonds  which  it  may receive as part of the Pledged Property, or it may cause the same to  be  exchanged  for registered bonds without  coupons  of  any
denomination.   The  Trustee is authorized in its  discretion  to
cause to be registered in its name, as Trustee, or in the name of its nominee, any and all registered bonds which it may receive as part  of the Pledged Property, or may cause such registered bonds to  be  exchanged  for  coupon bonds.  The Company  will  deliver promptly to the Trustee such documents, certificates and opinions
as   the  Trustee  may  reasonably  request  in  connection  with subjection of any securities to the lien of this Indenture to the extent contemplated hereby.

Section 3.02.  Disposition of Payments on Pledged Property.

    Unless and until all Outstanding Securities have been paid in full or provision for the payment of such Securities has been made in accordance with this Indenture, the Trustee shall be entitled to receive all principal, premium, if any, and interest paid in respect of any Pledged Lessor Bonds and interest paid on bonds or other obligations or indebtedness which may be subject to the lien of this Indenture and shall apply the same to the payment of the principal of and premium, if any, and interest on the Securities when and as they become due and payable pursuant to, and in accordance with, this Indenture. The Trustee shall duly note on the schedules attached to the Pledged Lessor Bonds or by other appropriate means all payments of principal, premium, if any, and interest made on the Pledged Lessor Bonds.

Section 3.03.  Exercise of Rights and Powers Under Pledged Lessor
Bonds and Lease Indentures.

     The  Trustee shall not take any action as the holder of  the
Pledged Lessor Bonds to direct any Lease Indenture Trustee in any respect or to vote any Pledged Lessor Bond or any portion thereof except  as  specified in this Section.  The  Trustee  shall  give notice  to the Holders of the occurrence of any event of  default or default under any Lease Indenture, and of every Event of Loss,
Deemed Loss Event or Financial Event occurring under a Lease  (as such  terms are therein defined), but only to the extent the same
shall  actually be known by a Responsible Officer.   The  Trustee
may,  at  any  time, and shall, upon the written request  of  any
Lease Indenture Trustee made to the Trustee to give any direction or to vote its interest in the Pledged Lessor Bonds, request from
Holders directions as to (a) whether or not to direct such  Lease
Indenture Trustee to take or refrain from taking any action which holders of Pledged Lessor Bonds have the option to direct and (b)
how to vote any Pledged Lessor Bond if a vote has been called for with  respect thereto.  In addition, any Holder may at  any  time request the Trustee to direct, or to participate in the direction of,  any action under any Lease Indenture to the extent that  the
Trustee  may  do  so under such Lease Indenture.  Upon  receiving from  Holders  any  written directions as to the  taking  or  the refraining  from  taking, of any action, or  the  voting  of  any
Pledged  Lessor  Bond, the Trustee shall specify to  the  related
Lease  Indenture  Trustee the principal  amount  of  the  Pledged
Lessor  Bond  which  is  in  favor of the  action  or  vote,  the principal  amount of the Pledged Lessor Bond which is opposed  to the  action  or  vote, and the principal amount  of  the  Pledged
Lessor  Bond which is not taking any position for the  action  or
vote.   Such  principal amounts shall be determined by allocating
to  the  total principal amount of the Pledged Lessor Bonds  with respect  to  which  direction is to be  given  the  proportionate principal amount of Securities taking corresponding positions  or not  taking any position, based on the aggregate principal amount of Outstanding Securities.

Section 3.04.  Certain Actions in Case of Judicial Proceedings.

     In case all or any part of the property of any Lessor or any other Person which may be deemed an obligor in respect of the Pledged Lessor Bonds shall be sold at any judicial or other involuntary sale, the Trustee shall receive any portion of the proceeds of such sale payable in respect of the Pledged Property, and such proceeds shall be held as provided in Section 3.05.

Section 3.05.  Cash Held by Trustee Treated as a Deposit.

     Any and all cash held by the Trustee under any provision of this Indenture shall be treated by the Trustee, until required to be paid out hereunder, as a deposit, in trust, without any liability for interest.


                          ARTICLE FOUR

                    Withdrawal of Collateral

Section 4.01.  Withdrawal of Collateral.

     Except  as  provided in Section 4.02, none  of  the  Pledged
Property shall be subject to withdrawal unless and until all Outstanding Securities have been paid in full or provision for such payment has been made in accordance with the terms of this Indenture and the Trustee shall have received the documents and opinions required by Section 4.02 or Article Twelve.

Section 4.02.  Reassignment of Pledged Lessor Bonds upon Payment.

     Upon  receipt  of  payment in full of the principal  of  and premium, if any, and interest on any Pledged Lessor Bond held  by the  Trustee,  the  Trustee shall deliver  to  the  Company  said
Pledged  Lessor Bond and any instrument of transfer or assignment necessary to reassign to the Company said Pledged Lessor Bond and the  interest  of  the  Company, if any, in the  Lease  Indenture
relating   thereto;  provided,  however,  that   nothing   herein
contained  shall prevent the Trustee from presenting any  Pledged
Lessor  Bond  to  the related Lease Indenture Trustee  for  final payment  in  accordance  with the applicable  provisions  of  the related Lease Indenture.


                          ARTICLE FIVE

                           Covenants

Section  5.01.   Payment  of  Principal,  Premium,  if  any,  and
Interest.

     The Company shall duly and punctually pay, or cause to be paid, the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture, subject, however, to Section 2.14 hereof.

Section 5.02.  Maintenance of Office or Agency.

     The  Company will maintain in the Borough of Manhattan,  The
City of New York, and in such other Places of Payment as shall be specified  for the Securities of any series, an office or  agency where  Securities may be presented or surrendered for payment  of principal, premium, if any, and interest, where Securities may be surrendered  for registration of transfer or exchange  and  where notices  and  demands  to  or  upon the  Company  in  respect  of
Securities and this Indenture may be served.  The Corporate Trust
Office  is  hereby  initially designated as one  such  office  or
agency.   The  Company  will give prompt written  notice  to  the
Trustee, and prompt notice to the Holders in the manner specified in  Section  1.06,  of the location, and of  any  change  in  the location,  of  each such office or agency.  If at  any  time  the
Company  shall  fail to maintain any such office  or  agency,  or shall fail to furnish the Trustee with the address thereof,  such presentations,  surrenders, notices and demands may  be  made  or served  at  the  Corporate Trust Office, and the  Company  hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other  offices or agencies where the Securities of  one  or  more series  may  be  presented or surrendered for  any  or  all  such purposes  and  may  from time to time rescind such  designations;
provided,  however, that no such designation or rescission  shall in  any  manner relieve the Company of its obligation to maintain an  office  or agency for such purposes in each Place of  Payment for such Securities in accordance with the requirements set forth
above.   The  Company  shall give prompt written  notice  to  the
Trustee, and prompt notice to the Holders in the manner specified in Section 1.06, of any such designation or rescission and of any change in the location of any such other office or agency.

Section 5.03.  Money for Security Payments to be Held in Trust.

     All  moneys  deposited with the Trustee or with  any  Paying
Agent for the purpose of paying the principal of or premium (if any) or interest on Securities shall be deposited and held in trust for the benefit of the Holders of the Securities entitled to such principal, premium (if any) or interest, subject to the provisions of this Indenture. Moneys so deposited and held in trust shall not be a part of the Pledged Property but shall constitute a separate trust fund for the benefit of the Holders of the relevant Securities.

    The Company may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent  in trust for the payment of the principal of or premium, if any,  or interest  on any Security and remaining unclaimed for  two  years
(or  such lesser period as may be required by law to give  effect to  this provision) after such principal, premium or interest has become  due  and payable shall be paid to the Company on  Company
Request  (to the extent such monies shall have been deposited  by the  Company) or to any other Person on its written  request  (to the  extent  such monies shall have been deposited by such  other
Person), and the Holder of such Security shall thereafter, as  an unsecured  general  creditor, look only to the  Company  or  such other  Person, as the case may be, for payment thereof,  and  all liability  of  the Trustee or such Paying Agent with  respect  to such  trust money shall thereupon cease; provided, however,  that the  Trustee or such Paying Agent, before being required to  make any  such repayment, shall, at the expense of the Company or,  to the  extent  such monies are to be paid to another  Person,  such other  Person,  cause  to  be published once,  in  an  Authorized
Newspaper in The City of New York and each other city, if any, in which  a  Place  of Payment is located, notice  that  such  money remains unclaimed and that, after a date specified herein,  which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or such other Person.  As used herein, "Authorized
Newspaper"  means  a newspaper, in an official  language  of  the country  of  publication or in the English language,  customarily published  on  each  Business Day, whether or  not  published  on
Saturdays, Sundays or holidays, and of general circulation in The
City of New York and each other city, if any, in which a Place of
Payment  is  located.   In case by reason of  the  suspension  of
publication  of  any Authorized Newspapers or by  reason  of  any other  cause it shall be impracticable to publish any  notice  as herein  provided, then such notification as shall be  given  with the approval of the Trustee shall constitute sufficient notice.

Section 5.04.  Maintenance of Corporate Existence.

    The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in this Indenture, provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not have any material adverse effect on the Holders of the Securities.

Section 5.05.  Protection of Pledged Property.

     The Company and ELI will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments as shall be necessary to

      (i) make more effective the pledge and assignment hereunder of all or any portion of the Pledged Property,

      (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof,

      (iii)      perfect,  publish  notice  of  or  protect   the
      validity of any grant made or to be made by this Indenture,

      (iv) enforce any of the Securities, or

      (v) preserve and defend title to any Securities or other instrument included in the Pledged Property and the rights of the Trustee, and of the Holders, in such Securities or other instrument against the claims of all persons and parties.

Each of the Company and ELI hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section and provided to it for its execution. The Trustee shall have no duty to monitor the necessity of filing any such financing statement, continuation statement or other instrument referred to in this Section.

Section 5.06.  Opinions as to Pledged Property.

     Promptly after the execution and delivery of this Indenture and of each Series Supplemental Indenture or other supplemental indenture or other instrument of further assurance, the Company shall furnish to the Trustee such Opinion or Opinions of Counsel as the Trustee may reasonably request stating that, in the opinion of such Counsel, this Indenture and all such Series
Supplemental Indentures, other supplemental indentures and other instruments of further assurance have been properly recorded, filed, re-recorded and re-filed to the extent necessary to make effective the lien intended to be created by this Indenture, and reciting the details of such action or referring to prior
Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are then necessary fully to preserve and protect the rights of the Holders and the Trustee, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien effective.

    On or before May 1, in each calendar year, beginning with the first  calendar year commencing more than three months after  the date  of  authentication  and delivery  of  any  Securities,  the
Company shall furnish to the Trustee such Opinion or Opinions  of
Counsel  as  are  reasonably satisfactory to the Trustee,  either stating  that,  in the opinion of such Counsel, such  action  has been  taken  with respect to the recording, filing,  re-recording
and   re-filing  of  this  Indenture,  any  Series   Supplemental
Indenture  and any other requisite documents and with respect  to
the   execution  and  filing  of  any  financing  statements  and continuation statements as is then necessary to maintain the lien and  security interest created by this Indenture with respect  to the  Pledged Property and reciting the details of such action  or stating  that, in the opinion of such Counsel, no such action  is then necessary to maintain such lien and security interest.  Such
Opinion or Opinions of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any  Series
Supplemental Indenture and any other requisite documents and  the execution and filing of and financing statements and continuation statements that will, in the opinion of such Counsel, be required to  maintain  the  lien of this Indenture  with  respect  to  the
Pledged Property until in the following calendar year.

Section 5.07.  Performance of Obligations.

     Neither  the Company nor ELI will take or omit to  take  any action  the taking or omission of which would release any  Person
from   any  of  such  Person's  covenants  or  obligations  under instruments  included  in the Pledged Property,  or  which  would
result    in   the   amendment,   hypothecation,   subordination,
termination or discharge of, or impair the validity or  effective ness  of,  any such instrument, except as expressly  provided  in this Indenture or such instrument.

Section 5.08.  Negative Covenants.

     During such time as any Security issued hereunder is Outstanding, the Company will not:

       (a)   sell, transfer, exchange or otherwise dispose of any
      portion   of  the  Pledged  Property  except  as  expressly
      permitted by this Indenture;

        (b)    (i)  engage in any business or activity (A)  other
      than  in  connection with, or relating to, the issuance  of
      Securities  pursuant to this Indenture and  application  of the  proceeds thereof as herein provided or (B) which would cause the Company to be an "investment company" within  the meaning  of the Investment Company Act of 1940, as  amended or  (ii)  amend  Article  Third, Fourth  or  Sixth  of  its
      Certificate  of Incorporation as in effect on the  date  of execution  and  delivery of this Indenture; notwithstanding the  foregoing, however, the Company may, with  respect  to the  Securities of one or more series enter into credit  or
      liquidity   support  facilities  (including,  but   without
      limitation, bank letters of credit, bank lines  of  credit, surety bonds and bonds of insurance);

         (c)     issue   bonds,  notes  or  other  evidences   of
      indebtedness other than (A) Securities issued hereunder  or
      (B)  evidences  of  indebtedness permitted  by  clause  (b)
      above;

         (d)   assume or guarantee any indebtedness of any Person;

         (e)   dissolve or liquidate in whole or in part;

         (f) take any action which would (i) permit the validity or effectiveness of this Indenture or the pledge and assignment of any of the Pledged Property to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant or obligation under this Indenture, (ii) permit any lien, charge, security, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Pledged Property; or

         (g) institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of the foregoing.

Section 5.09.  Annual Statement as to Compliance.

     (a)    Each  of  ELI and the Company shall  deliver  to  the
Trustee,  not less often than annually, a brief certificate  from its  principal executive officer, principal financial officer  or principal  accounting officer as to his or her knowledge  of  its
compliance   with  all  conditions  and  covenants   under   this
Indenture.   For purposes of this paragraph (a), such  compliance
shall  be  determined without regard to any period  of  grace  or requirement of notice provided under this Indenture.

     (b)     Each  of  ELI and the Company shall deliver  to  the
Trustee,   promptly  after  having  obtained  knowledge  thereof,
written  notice  of any Event of Default under  Section  8.01  or event  which with the giving of notice or lapse of time, or both, would become an Event of Default.

Section  5.10.   Delivery of Certificate  of  Independent  Public
Accountant.

      ELI shall cause to be delivered to the Trustee any certificate of an independent certified public accountant (who shall not be an employee of the Company, ELI or any Affiliate of either of them) delivered to any Lease Indenture Trustee pursuant to Section 11.01(a) of any Lease Indenture.

Section 5.11.  Delivery of Certificate of Engineer, Appraiser  or
Other Expert.

     In  connection with any release from the security and  other interest created by any Lease Indenture of a portion of the Lease
Indenture Estate (as defined in such Lease Indenture) pursuant to
Section  13.01  and  13.02 of such Lease Indenture,  at  its  own expense  ELI  shall  cause  to  be delivered  to  the  Trustee  a certificate of an engineer, appraiser or other expert as  to  the fair  value  of any portion of the Lease Indenture Estate  to  be
released  from  the  lien  of  such  Lease  Indenture  and   such
certificate shall state that in the opinion of the Person  making the  same the proposed release will not impair the security under such  Lease Indenture in contravention of the provisions thereof.
If the fair value of the portion of the Lease Indenture Estate to be  released and all other portions of the Lease Indenture Estate released  since  the  commencement of the then  current  calendar year,  as set forth in the certificate required pursuant to  this
Section 5.11, is 10% or more of the aggregate principal amount of
Securities  at  the time Outstanding, such certificate  shall  be made  by  an  independent engineer, appraiser  or  other  expert;
provided, however, that a certificate of an independent engineer, appraiser  or other expert shall not be required in the  case  of any release of portions of the Lease Indenture Estate if the fair value thereof as set forth in the certificate or opinion required by  this Section 5.11 is less than $25,000 or less than 1% of the aggregate principal amount of Securities at the time Outstanding.


                          ARTICLE SIX

                    Redemption of Securities

Section 6.01.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity of principal shall be redeemable in accordance with their terms and (except as otherwise specified in the Series
Supplemental Indenture creating such series) in accordance with this Article.

Section 6.02.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities otherwise than through a Sinking Fund shall be evidenced by a Company Order. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), deliver to the Trustee a Company Order specifying such Redemption Date and the series and principal amount of Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition. The election by ELI to terminate a Lease pursuant to Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, shall constitute an election by the Company to redeem Securities (but shall not relieve the Company of its obligation hereunder to deliver to the Trustee the Company Order herein provided for) subject, however, except in the case of a termination pursuant to
Section 14 of such Lease, to the right of ELI to assume the Lessor Bonds related to such Lease on the Lease termination date, in which event there shall be no redemption of Securities solely as a consequence of such termination.

Section 6.03.  Selection by Trustee of Securities to be Redeemed.

     (a)    If  any Lease is to be terminated pursuant to Section
13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and all Lessor Bonds issued under the related Lease Indenture are to be prepaid, the Company shall redeem Securities which (i) are of the series corresponding to the series of Pledged Lessor Bonds to be so prepaid and (ii) have amounts of principal payable on Stated Maturities and Sinking Fund Redemption Dates or Installment Payment Dates which correspond to the amounts and dates for the payment of the principal of such Pledged Lessor Bonds plus any accrued interest to the Redemption Date, such redemption of Securities to be made on the date on which such Lessor Bonds are to be so prepaid.

     (b) If less than all the Securities are to be redeemed otherwise than as contemplated in subsection (a) of this Section
6.03  and  otherwise than through a Sinking Fund, the  particular
Securities to be redeemed shall be selected from the series and Stated Maturities, and in the principal amounts, designated to the Trustee in the Company Order required by Section 6.02.

     (c)   Subject to the provisions of subsections (a) and (b) of
this  Section 6.03, if less than all the Securities of any series are  to  be  redeemed, the particular Securities to  be  redeemed shall  be  selected not more than 45 days prior to the Redemption
Date  by  the  Trustee, from the Outstanding Securities  of  such series  not  previously called for redemption,  by  lot  in  such manner  as  shall  provide for the selection  for  redemption  of portions  (equal  to  the  minimum  authorized  denomination  for
Securities  of such series or any integral multiple  thereof)  of
the   principal  amount  of  Securities  of  such  series  of   a
denomination larger than the minimum authorized denomination  for
Securities  of such series except as otherwise specified  in  the
Series  Supplemental  Indenture creating such  series;  provided, however,  that if the Company, ELI or an Affiliate or nominee  of either thereof shall be the Holder of Securities of any series to be  redeemed through a Sinking Fund, the Trustee, if so  directed in  a Company Order or ELI Order, as the case may be, shall first select such Securities for redemption.  Any such Company Order or
ELI  Order shall state that such redemption is in accordance with
Section 9(b)(3)(iv) of each Participation Agreement.

     If  more  than  one  Lease is to be terminated  pursuant  to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the related Participation Agreement, and the Lessor Bonds relating to each such Lease are to be prepaid on the same date, the Trustee shall separately designate the Securities to be redeemed in respect of each such Lease termination.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 6.04.  Notice of Redemption.

     Notice of redemption (including Sinking Fund redemption) shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date.

    All notices of redemption shall state:

       (a)   the Redemption Date,

       (b)   the Redemption Price,

       (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed, including the series and Stated Maturity of principal, and the portion of the principal amount of any Security to be redeemed in part,

        (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

        (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

        (f) that the redemption is pursuant to the operation of a Sinking Fund, if such is the case.

     With  respect  to  any  notice of redemption  of  Securities otherwise than through a Sinking Fund, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 12.01, such notice shall state that  such redemption shall be conditional upon the receipt by the  Trustee, on  or  prior  to  the date fixed for such redemption,  of  money sufficient  to  pay  the principal of and premium,  if  any,  and interest on such Securities and that if such money shall not have been so received, such notice shall be of no force or effect  and
the Company shall not be required to redeem such Securities.   In
the  event  that  such  notice  of  redemption  contains  such  a condition and such money is not so received, the redemption shall not  be made and within a reasonable time thereafter notice shall be  given,  in  the manner in which the notice of redemption  was given,  that  such money was not so received and such  redemption was not required to be made.

     Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 6.05.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date
(unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest) such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that any installment of interest on any Security the Stated
Maturity  of  which installment is on or prior to the  Redemption
Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section
2.10.

Section 6.06.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE SEVEN

                         Sinking Funds

Section 7.01.  Applicability of Article.

     The  provisions of this Article shall be applicable  to  any sinking  fund for the retirement of the Securities of any  series
except   as   otherwise  specified  in  the  Series  Supplemental
Indenture creating the Securities of such series.

Section 7.02.  Sinking Funds for Securities.

     Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Securities of the series created thereby (herein called a "Sinking Fund") in accordance with which the Company will be required to redeem on the dates set forth therein (hereinafter called "Sinking Fund Redemption Dates")
Securities of principal amounts set forth therein (hereinafter called "Sinking Fund Requirements").

    If there shall have been a redemption, otherwise than through a  Sinking  Fund, of less than all the Securities of a series  to which  a  Sinking  Fund is applicable (such  redeemed  Securities being  hereinafter called the "Redeemed Securities"), the Sinking
Fund  Requirements relating to the Securities of such series  for each  Sinking Fund Redemption Date thereafter shall be deemed  to have  been  satisfied  to the extent of an amount  equal  to  the quotient  resulting from the division of (A) the product  of  (w)
the  principal  amount of the Redeemed Securities  and  (x)  such
Sinking  Fund  Requirement by (B) the sum of  (y)  the  aggregate principal  amount  of Securities of such series then  Outstanding
(after  giving  effect to such redemption) and (z) the  principal amount  of such Redeemed Securities; provided, however, that  the remaining  Sinking Fund Requirements determined as set  forth  in this  paragraph shall be rounded to the nearest integral multiple of  the  minimum authorized denomination for Securities  of  such series,  subject  to necessary adjustment so that  the  aggregate
principal   amount   of  such  satisfaction   of   Sinking   Fund
Requirements shall be equal to the aggregate principal amount  of such  Redeemed Securities, such adjustment to such  Sinking  Fund
Requirements  to be made in the inverse order of  the  respective
Sinking   Fund   Redemption  Dates  corresponding  thereto   and;
provided,  further, that, notwithstanding the provisions  of  the foregoing proviso, any such adjustment shall be made in a  manner such  that, after giving effect thereto, the provisions of clause
(b)  of  the last paragraph of Section 2.03 hereof shall continue to be complied with.

     Particular Securities to be redeemed through a Sinking Fund shall be selected in the manner provided in Section 6.03, and notice of such redemption shall be given in the manner provided in Section 6.04.


                         ARTICLE EIGHT

                  EVENTS OF DEFAULT; REMEDIES

Section 8.01.  Events of Default.

     "Events of Default", wherever used herein, means any one of the following events:

        (a) failure to pay any interest on any Security when it becomes due and payable, and the continuation of such failure for a period of 10 days; or

        (b)   failure to pay principal of or premium, if any,  on
      any  Security when it becomes due and payable,  whether  at
      its   Stated  Maturity  of  principal,  on  any  applicable
      Redemption Date or Installment Payment Date or at any other time, and the continuation of such failure for a period  of
      10 days; or

        (c) failure on the part of either the Company or ELI to perform or observe any covenant or agreement herein to be performed or observed by it, and the continuation of such failure for a period of 30 days after notice thereof shall have been given to the Company or ELI, as the case may be, by the Trustee, or to the Company or ELI, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;
      provided, however, that the continuation of such failure for a period of 30 days or more after such notice has been so given (but in no event for a period which is greater than one year after such notice has been given) shall not constitute an Event of Default if (i) such failure can be remedied but cannot be remedied within such 30 days, (ii) the Company or ELI, as the case may be, is diligent in pursuing a remedy of such failure and (iii) such failure does not impair in any respect the lien and security interest created hereby; or

        (d) the occurrence of an "Event of Default" under any Lease Indenture; or

        (e)    the  entry of a decree or order by a court  having
      jurisdiction  in  the  premises  adjudging  the  Company  a bankrupt  or  insolvent, or approving as properly  filed  a petition seeking reorganization, arrangement, adjustment or composition  of  or  in respect of the  Company  under  the
      United  States  Bankruptcy Code  or  any  other  applicable federal or state law or law of the District of Columbia, or
      appointing  a  receiver,  liquidator,  assignee,   trustee,
      sequestrator (or other similar official) of the Company  or of  any  substantial part of its property, or ordering  the
      winding   up  or  liquidation  of  its  affairs,  and   the
      continuation  of any such decree or order unstayed  and  in effect for a period of 75 consecutive days; or

        (f) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United
      States Bankruptcy Code or any other applicable federal or state law or law of the District of Columbia, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section   8.02.    Acceleration  of  Maturity;   Rescission   and
Annulment.

    Upon the occurrence of an Event of Default, (a) if such Event of Default is one referred to in clause (a), (b), (c), (e) or (f) of Section 8.01, the Trustee may, and upon the direction of the Holders of not less than a majority in principal amount of the Securities Outstanding, shall, and (b) if such Event of Default is the one referred to in clause (d) of Section 8.01 (including without limitation an event of default under any Lease which has resulted in an Event of Default referred to in clause (a) or (b) of Section 8.01) under circumstances in which the related Pledged
Lessor Bonds have been declared immediately due and payable, the Trustee, shall declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company and ELI, and upon any such declaration such principal shall become immediately due and payable; provided that no such declaration shall be made (and no action under Section 8.03 or 8.05 shall be taken) in cases in which the Event of Default is one referred to in clause (a) or (b) of Section 8.01 which resulted directly from a failure of ELI to make any payment of rent under any Lease until such time as the Lessor under such Lease has been given the opportunity to exercise its rights under
Section 7.16 of the related Lease Indenture.

    At any time after such a declaration of acceleration has been made and before any sale of the Pledged Property, or any part thereof, shall have been made pursuant to any power of sale as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

        (1) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

              (A) all overdue installments of interest on all Securities,

              (B) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

              (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

       (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in
      Section 8.08.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     If a declaration of acceleration shall have been rescinded and annulled as provided in the next preceding paragraph, and if, prior to such rescission and annulment, the maturity of the Pledged Lessor Bonds issued under any Lease Indenture had been accelerated as a result of an "Event of Default" thereunder, the Trustee, as the holder of such Pledged Lessor Bonds, shall direct the Lease Indenture Trustee under such Lease Indenture to rescind and annul such acceleration of such Pledged Lessor Bonds and to terminate any proceedings to enforce remedies under such Lease
Indenture and the related Lease.

Section  8.03.   Trustee's  Power of Sale  of  Pledged  Property;
Notice Required; Power to Bring Suit.

    If an Event of Default shall have occurred and be continuing, subject to the provisions of Sections 8.06 and 8.07 and the proviso to the first paragraph of Section 8.02, the Trustee, by such officer or agent as it may appoint, may:

        (1) sell, to the extent permitted by law, without recourse, for cash or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee in its discretion may determine, the Pledged Property as an entirety, or in any such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Holders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Securityholders, at public or private sale; and/or

       (2)   proceed by one or more suits, actions or proceedings
      at   law  or  in  equity  or  otherwise  or  by  any  other
      appropriate remedy to enforce payment of the Securities  or
      Pledged Lessor Bonds, or to foreclose this Indenture or  to sell  the Pledged Property under a judgment or decree of  a court  or  courts  of  competent jurisdiction,  or  by  the
      enforcement  of  any  such  other  appropriate   legal   or
      equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its rights  or  powers or any of the rights or  powers  of  the
      Holders.

    In the event that the Trustee shall deem it advisable to sell any or all of the Pledged Property in accordance with the provisions of this Section, the Company and ELI agree that if registration of any such Pledged Property shall be required, in the opinion of counsel for the Trustee, under the Securities Act of 1933, as amended, or other applicable law, and regulations promulgated thereunder, and if ELI shall not effect, or cause to be effected, such registration promptly, the Trustee may sell any such Pledged Property at a private sale, and no Person shall attempt to maintain that the prices at which such Pledged
Property is sold are inadequate by reason of the failure to sell at public sale, or hold the Trustee liable therefor.

Section 8.04.  Incidents of Sale of Pledged Property.

    Upon any sale of all or any part of the Pledged Property made either  under  the  power of sale given under this  Indenture  or
under  judgment  or  decree  in  any  judicial  proceedings   for
foreclosure  or otherwise for the enforcement of this  Indenture, the following shall be applicable:

        (1) Securities Due and Payable. The principal of and premium, if any, and accrued interest on the Securities, if not previously due, shall immediately become and be due and payable.

        (2)    Trustee  Appointed Attorney  of  Company  to  Make
      Conveyances.   The Trustee is hereby irrevocably  appointed
      the  true  and lawful attorney of the Company, in its  name and  stead, to make all necessary deeds, bills of sale  and instruments  of assignment, transfer or conveyance  of  the property  thus sold, and for that purpose the  Trustee  may
      execute   all  such  documents  and  instruments  and   may
      substitute  one  or  more persons  with  like  power.   The
      Company  hereby  ratifies and confirms all  that  its  said
      attorneys,   or  such  substitute  or  substitutes,   shall
      lawfully do by virtue hereof.

        (3)    Company to Confirm Sales and Conveyances.   If  so
      requested  by the Trustee or by any purchaser, the  Company shall  ratify  and  confirm any such sale  or  transfer  by
      executing  and  delivering  to  the  Trustee  or  to   such
      purchaser  or purchasers all proper deeds, bills  of  sale, instruments  of  assignment,  conveyance  or  transfer  and releases as may be designated in any such request.

         (4)    Holders and Trustee May Purchase Pledged Property.
      Any Holder or the Trustee may bid for and purchase any of the Pledged Property and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such Pledged
      Property in his or its own absolute right without further accountability.

         (5)    Purchaser at Sale May Apply Securities to Purchase
      Price.   Any purchaser at any such sale may, in paying  the
      purchase   price,  deliver  any  of  the  Securities   then
      Outstanding in lieu of cash and apply to the purchase price the  amount  which  shall,  upon distribution  of  the  net proceeds  of such sale, after application to the  costs  of the  action  and  any  other  sums  which  the  Trustee  is authorized  to deduct under this Indenture, be  payable  on such  Securities  so  delivered in  respect  of  principal, premium,  if  any,  and interest.  In case  the  amount  so payable  on  such Securities shall be less than the  amount due  thereon,  duly  executed and authenticated  Securities shall  be  delivered  in exchange therefor  to  the  Holder
      thereof  for  the  balance  of  the  amount  due  on   such
      Securities so delivered by such Holder.

         (6)   Receipt of Trustee Shall Discharge Purchaser.   The
      receipt  of the Trustee or of the officer making such  sale under  judicial proceedings shall be a sufficient discharge to  any purchaser for his purchase money, and, after paying such  purchase  money  and  receiving  such  receipt,  such purchaser  or his personal representative or assigns  shall not  be  obliged to see to the application of such purchase
      money,   or  be  in  any  way  answerable  for  any   loss,
      misapplication or non-application thereof.

         (7)    Sale To Divest Rights of Company in Property Sold.
      Any such sale shall operate to divest the Company of all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the Pledged
      Property so sold, and shall be a perpetual bar both at law and in equity or otherwise against the Company, and its successors and assigns, and any and all persons claiming or who may claim the Pledged Property sold or any part thereof from, through or under the Company, or its successors and assigns.

         (8)    Application  of Moneys Received  upon  Sale.   Any
      moneys  collected by the Trustee upon any sale made  either under  the power of sale given by this Indenture  or  under
      judgment   or  decree  in  any  judicial  proceedings   for
      foreclosure  or  otherwise  for  the  enforcement  of  this
      Indenture, shall be applied as provided in Section 8.12.

Section 8.05.  Judicial Proceedings Instituted by Trustee.

    (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of any Security at its Stated
Maturity or upon Sinking Fund redemption, declaration of accelera tion or otherwise,or if there shall be a failure to pay the premium, if any, or interest on any Security when the same becomes due and payable, then the Trustee, if any such failure shall continue for 15 days, in its own name, and as trustee of an express trust, shall be entitled, and empowered subject to the proviso to the first paragraph of Section 8.02, to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Security holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the lien hereof.

     (b)   Trustee May Recover Unpaid Indebtedness after Sale  of
Pledged Property. In the case of a sale of the Pledged Property and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of, and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

     (c)     Recovery of Judgment Does Not Affect  Lien  of  this
Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Pledged Property, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Pledged Property, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers and remedies shall continue unimpaired as before.

     (d)    Trustee  May  File  Proofs of Claim;  Appointment  of
Trustee as Attorney-in-Fact in Judicial Proceedings.  The Trustee
in  its  own  name,  or  as trustee of an express  trust,  or  as attorney-in-fact for the Holders, or in any one or more  of  such
capacities  (irrespective  of  whether  the  principal   of   the
Securities shall then be due and payable as therein expressed  or by  declaration  or  otherwise and irrespective  of  whether  the
Trustee  shall  have made any demand for the payment  of  overdue principal,  premium, if any, or interest), shall be entitled  and empowered  to  file  such proofs of claim  and  other  papers  or documents as may be necessary or advisable in order to  have  the claims of the Trustee and of the Holders (whether such claims  be based upon the provisions of the Securities or of this Indenture)
allowed  in  any  equity,  receivership, insolvency,  bankruptcy, liquidation,  readjustment, reorganization or any other  judicial proceedings  relative  to  the Company  or  any  obligor  on  the
Securities (within the meaning of the TIA), the creditors of  the
Company  or any such obligor, the Pledged Property or  any  other property  of  the Company or any such obligor, and any  receiver, assignee,  trustee, liquidator, sequestrator  (or  other  similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and in the event that  the  Trustee shall consent to the making of  such  payments directly to the Holders, to pay to the Trustee any amount due  to it  for the reasonable compensation, expenses, disbursements  and advances of the Trustee, its agents and counsel (it being  agreed by  the  parties  hereto that such amounts  shall  be  considered administrative  expenses  for  the  purposes  of  any  bankruptcy
proceeding).   The Trustee is hereby irrevocably  appointed  (and
the  successive respective Holders of the Securities,  by  taking and  holding the same, shall be conclusively deemed  to  have  so appointed  the  Trustee) the true and lawful attorney-in-fact  of the  respective Holders, with authority to (i) make and  file  in the  respective  names of the Holders (subject to deduction  from any  such claims of the amounts of any claims filed by any of the
Holders  themselves),  any claim, proof  of  claim  or  amendment thereof,  debt, proof of debt or amendment thereof,  petition  or other document in any such proceedings and to receive payment  of any  amounts  distributable on account thereof, (ii) execute  any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims  of the  Trustee and of the Holders against the Company or  any  such obligor,  the  Pledged  Property or any  other  property  of  the
Company  or  any such obligor allowed in any such proceeding  and
(iii)  receive payment of or on account of such claims and  debt;
provided, however, that nothing contained in this Indenture shall be  deemed to give to the Trustee any right to accept or  consent to  any  plan  of reorganization or otherwise by  action  of  any character  in any such proceeding to waive or change in  any  way any  right  of any Securityholder.  Any moneys collected  by  the
Trustee  under  this  Section shall be  applied  as  provided  in
Section 8.12.

     (e)    Trustee Need Not Have Possession of Securities.   All
rights of action and of asserting claims under this Indenture  or under  any  of the Securities enforceable by the Trustee  may  be enforced  by  the  Trustee  without possession  of  any  of  such
Securities  or  the  production thereof at  the  trial  or  other proceedings relative thereto.

     (f) Suit To Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

     (g)    Trustee May Be Restored to Former Position and Rights
in  Certain  Circumstances.   In  case  the  Trustee  shall  have
proceeded  to  enforce any right under this  Indenture  by  suit, foreclosure  or  otherwise and such proceedings shall  have  been discontinued  or  abandoned for any reason, or  shall  have  been determined adversely to the Trustee, then in every such case, the
Company,  ELI  and the Trustee shall be restored without  further act  to  their respective former positions and rights  hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceedings had been taken.

Section  8.06.   Holders  May Demand  Enforcement  of  Rights  by
Trustee.

     If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of security or indemnity as provided in Section 9.03(e), but subject in all cases to the provisions of Section 3.03 and the proviso to the first paragraph of Section 8.02, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or premium (if any) or interest on the Securities or Pledged Lessor Bonds or to foreclose this Indenture or to sell the Pledged Property under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Securityholders, or, in case such Securityholders shall have requested a specific method of enforce ment permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

Section 8.07.  Control by Holders.

     The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

        (2)   the Trustee may take any other action deemed proper
      by   the  Trustee  which  is  not  inconsistent  with  such
      direction.

Section 8.08.  Waiver of Past Defaults.

     The  Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all
the   Securities  waive  any  past  default  hereunder  and   its
consequences,  except  that only the Holders  of  all  Securities affected thereby may waive a default

        (1) in the payment of the principal of or premium, if any, or interest on such Securities or

        (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 8.09.  Proceedings Instituted by Holder.

     A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

        (1) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

        (2) the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.03(e);

        (3)    the  Trustee shall have refused  or  neglected  to
      institute any such action, suit or proceeding for  60  days
      after  receipt  of  such  notice,  request  and  offer   of
      indemnity; and

        (4)   no direction inconsistent with such written request
      has been given to the Trustee during such 60-day period  by
      the   Holders  of  a  majority  in  principal   amount   of
      Outstanding Securities.

     It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Securities to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject thereto or the rights of the Holders of any other
Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

Section 8.10.  Undertaking To Pay Court Costs.

     All parties to this Indenture, and each Holder by his acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Securities then Outstanding or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any of the Securities, on or after the respective due dates expressed therein.

Section  8.11.   Right of Holders To Receive Payment  Not  To  Be
Impaired.

     Anything in this Indenture to the contrary notwithstanding, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security
(or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 8.12.  Application of Moneys Collected by Trustee.

    Any moneys collected or to be applied by the Trustee pursuant to this Article, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities (other than moneys at the time required to be held for the payment of specific Securities at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such moneys on account of principal, premium, if any, or interest upon presentation of the several
Outstanding Securities, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

        First: to the payment of all taxes, assessments or liens prior to the Lien of this Indenture, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Pledged Property and of any sale thereof pursuant to the provisions of this Article and of the enforcement of any remedies hereunder or under any Lease Indenture, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.07, or through the Trustee by any Holder or Holders;

         Second:   in  case  the  principal  of  the  Outstanding
      Securities or any of them shall not have become due, to the payment  of  any interest in default, in the order  of  the
      maturity  of  the  installments  of  such  interest,   with
      interest   at   the  rates  specified  in  the   respective
      Securities  in respect of overdue payments (to  the  extent that payment of such interest shall be legally enforceable)
      on the overdue installments thereof;

        Third:   in case the principal of any of but not all  the
      Outstanding  Securities  shall have  become  due  at  their
      Stated Maturities, on a Redemption Date or otherwise, first to  the  payment of accrued interest in the  order  of  the maturity of the installments thereof with interest  at  the respective rates specified in the Securities in respect  of payments on overdue principal, premium, if any, and (to the extent  that  payment  of such interest  shall  be  legally enforceable) on overdue installments of interest, and  next to the payment of the principal of all Securities then due;

        Fourth:   in  case the principal of all  the  Outstanding
      Securities   shall  have  become  due   at   their   Stated
      Maturities,  by  declaration,  on  a  Redemption  Date   or
      otherwise, to the payment of the whole amount then due  and unpaid  upon the Securities then Outstanding for principal, premium,  if  any, and interest, together with interest  at the respective rates specified in the Securities in respect of  overdue payments on principal, premium, if any, and (to the  extent that payment of such interest shall be  legally enforceable) on overdue installments of interest; and

        Fifth: in case the principal of all the Securities shall have become due at their Stated Maturities, by declaration, upon redemption or otherwise, and all of such Securities shall have been fully paid, together with all interest
      (including any interest on overdue payments) and premium, if any, thereon, any surplus then remaining shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments to be made pursuant to this Section shall be made ratably to the persons entitled thereto, without discrimination or preference.

Section 8.13.  Securities Held by Certain Persons Not To Share in
Distribution.

    Any Securities actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, ELI, or any Affiliate of either thereof shall not be entitled to share in any payment or distribution provided for in this Article until all Securities held by other Persons have been paid in full and all amounts owing to the Trustee (including without limitation, fees and expenses of its counsel) pursuant to the Indenture or otherwise have been paid in full.

Section 8.14.  Waiver of Appraisement, Valuation, Stay, Right  to
Marshalling.

     To the extent it may lawfully do so, each of the Company and ELI, for itself and for any Person who may claim through or under it, hereby:

        (1)   agrees that neither it nor any such Person will set
      up, plead, claim or in any manner whatsoever take advantage
      of,   any  appraisement,  valuation,  stay,  extension   or
      redemption  laws,  now  or  hereafter  in  force   in   any
      jurisdiction, which may delay, prevent or otherwise  hinder
      (i)  the performance or enforcement or foreclosure of  this
      Indenture, (ii) the sale of any of the Pledged Property  or
      (iii)  the  putting of the purchaser or purchasers  thereof into possession of such property immediately after the sale thereof:

       (2)   waives all benefit or advantage of any such laws;

       (3)    waives and releases all rights to have the Pledged
      Property marshalled upon any foreclosure, sale or other enforcement of this Indenture; and

        (4) consents and agrees that all the Pledged Property may at any such sale be sold by the Trustee as an entirety.

Section  8.15.   Remedies Cumulative; Delay  or  Omission  Not  a
Waiver.

     Every remedy given hereunder to the Trustee or to any of the Holders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may now or hereafter be given by statute, law, or equity or otherwise, in its absolute discretion. No course of dealing between the Company or ELI and the Trustee or the Holders or any delay or omission of the Trustee or of any Holder to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the Trustee or of the Holders or acquiescence therein, and, subject to the provisions of Section 8.07, every right, remedy and power given by this Article to the Trustee or to the Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders.


                          ARTICLE NINE

                          The Trustee

Section 9.01.  Certain Duties and Responsibilities.

    (a) The Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act.

     (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 9.02.  Notice of Defaults.

     In addition to its obligation to give notice to Holders as provided in Section 3.03, the Trustee shall give the Holders notice of default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 8.01(c) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 9.03.  Certain Rights of Trustee.

     Subject to the provisions of Section 9.01 and to the applicable provisions of the Trust Indenture Act:

       (a)   the Trustee may conclusively rely and shall be fully
      protected  in acting or refraining from acting in  reliance upon  any  resolution, certificate, statement,  instrument,
      opinion,   report,  notice,  request,  direction,  consent,
      order,  bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Company or ELI mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or an ELI Request or ELI
      Order, in the case of a request or direction of either the Company or ELI, as the case may be, and any resolution of the Board of Directors of the Company or ELI may be sufficiently evidenced by a Board Resolution of the Company or ELI, as the case may be;

       (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers'
      Certificate of the Company or ELI;

        (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e)   the Trustee shall be under no obligation to exercise
      any  of the rights or powers vested in it by this Indenture at  the request or direction of any of the Holders pursuant to  this  Indenture, unless such Holders shall have offered to  the  Trustee security or indemnity satisfactory  to  it against  the costs, expenses and liabilities which  may  be
      incurred   by  it  in  compliance  with  such  request   or
      direction;

        (f)    the  Trustee  shall  not  be  bound  to  make  any
      investigation  into  the facts or  matters  stated  in  any resolution,  certificate, statement,  instrument,  opinion, report,  notice, request, direction, consent, order,  bond, debenture  or other paper or document, but the Trustee,  in
      its   discretion,   may  make  such  further   inquiry   or
      investigation into such facts or matters as it may see fit, and,  if  the Trustee shall determine to make such  further inquiry  or investigation, it shall be entitled to  examine the  books,  records and premises of the  Company  or  ELI, personally  or  by agent or attorney at the sole  cost  and expense of the Company or ELI, as the case may be;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

        (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust & Agency Group of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities; and

        (i) In the event that the Trustee is also acting as Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Nine shall also be afforded to such Paying Agent or Security Registrar.

Section  9.04.   Not  Responsible for  Recitals  or  Issuance  of
Securities.

     The  recitals contained herein and in the Securities, except the  certificates of authentication, shall not be  taken  as  the
statements   of   the  Trustee,  and  the  Trustee   assumes   no
responsibility  for  their correctness.   The  Trustee  makes  no
representations  as  to  the  validity  or  sufficiency  of  this
Indenture,  the Pledged Property or the Securities,  except  that the  Trustee  hereby represents and warrants that this  Indenture has  been  executed and delivered by one of its officers  who  is duly  authorized  to  execute and deliver such  document  on  its
behalf.   The  Trustee shall not be accountable for  the  use  or
application by the Company of Securities or the proceeds thereof.

Section 9.05.  May Hold Securities.

     The  Trustee, any Paying Agent, any Security Registrar,  any
Authenticating Agent or any other agent of the Company or ELI, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.08 and 9.13, may otherwise deal with the Company and ELI with the same rights it would have if it were not Trustee, Paying Agent, Security
Registrar or such other agent.

Section 9.06.  Funds May Be Held by Trustee or Paying Agent.

     Any monies held by the Trustee or the Paying Agent hereunder as part of the Pledged Property may, until paid out by the Trustee or the Paying Agent as herein provided, be carried by the Trustee or the Paying Agent on deposit with itself, and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies.

Section  9.07.   Compensation and Reimbursement  of  Trustee  and
Authorized Agents.

     Each of the Company and ELI shall be liable, jointly and severally, to:

       (a) pay, or cause to be paid, to each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof) from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent (or any co-trustee or additional trustee contemplated by Section 9.15 hereof) upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

        (c)   indemnify, or cause to be indemnified, each of  the
      Trustee,  any predecessor Trustee and any Authorized  Agent
      (or  any  co-trustee or additional trustee contemplated  by
      Section 9.15 hereof) for, and hold it harmless against, any
      loss,   liability   or  expense  incurred   without   gross
      negligence,  willful misconduct or bad faith on  its  part, arising  out  of  or in connection with the  acceptance  or administration  of  this trust or the  performance  of  its duties  hereunder,  including the  costs  and  expenses  of
      defending   itself  against  any  claim  or  liability   in
      connection with the exercise or performance of any  of  its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust under Section
12.03.

Section 9.08.  Disqualification; Conflicting Interests.

    If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture.

Section 9.09.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be:

       (a) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

        (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon such Securities.
If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 9.10  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company and ELI. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, ELI and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding
Securities, delivered to the Trustee, the Company and ELI.

    (d)   If at any time:

      (i)  the  Trustee  shall fail to comply with  Section  9.08 after  written request therefor by any Owner  Trustee,  the
      Company,  ELI  or by any Holder who has been  a  bona  fide
      Holder of a Security for at least six months, or

      (ii)  the Trustee shall cease to be eligible under  Section
      9.09 and shall fail to resign after written request therefor by any Lessor or by any such Securityholder, or

      (iii)      the Trustee shall become incapable of acting  or
      shall be adjudged a bankrupt or insolvent or a receiver  of the  Trustee or of its property shall be appointed  or  any public  officer shall take charge or control of the Trustee
      or   of  its  property  or  affairs  for  the  purpose   of
      rehabilitation, conservation or liquidation,

then, in any such case, (i) ELI, acting after consultation with the Company, may remove the Trustee by Board Resolution or (ii) subject to Section 8.10, any Holder who has been a bona fide
Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e)    If  the  Trustee shall resign, be removed  or  become
incapable of acting, or if a vacancy shall occur in the office of
Trustee  for any cause, ELI, acting after consultation  with  the
Company,  shall promptly appoint by Board Resolution a  successor
Trustee.  If, within one year after such resignation, removal  or incapability,  or  the  occurrence of such vacancy,  a  successor
Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered  to  the
Company,  ELI and the retiring Trustee, the successor Trustee  so
appointed   shall,   forthwith  upon  its  acceptance   of   such
appointment,  become  the  successor Trustee  and  supersede  the successor  Trustee  appointed by ELI.  If  no  successor  Trustee shall  have  been so appointed by ELI, acting after  consultation with the Company, or by the Holders, and accepted appointment  in the  manner hereinafter provided, any Holder who has been a  bona fide  Holder of a Security for at least six months may, on behalf of  himself and all others similarly situated, petition any court of  competent  jurisdiction for the appointment  of  a  successor
Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor
Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) No Trustee under the Indenture shall be personally liable for any action or omission of any successor Trustee.

Section 9.11.  Acceptance of Appointment by Successor.

     Every  successor Trustee appointed hereunder shall  execute, acknowledge and deliver to the Company,  ELI and to the  retiring
Trustee  an instrument accepting such appointment, and  thereupon the  resignation or removal of the retiring Trustee shall  become effective  and such successor Trustee, without any  further  act, deed  or  conveyance, shall become vested with  all  the  rights, powers,  trusts  and  duties  of the retiring  Trustee;  but,  on request  of  any  Owner  Trustee, the Company  or  the  successor
Trustee,  such  retiring  Trustee  shall,  upon  payment  of  its charges, execute and deliver an instrument transferring  to  such successor  Trustee  all  the rights, powers  and  trusts  of  the retiring Trustee, and shall duly assign, transfer and deliver  to such  successor  Trustee  all property and  money  held  by  such retiring Trustee hereunder, subject nevertheless to its lien,  if any,  provided  for in Section 9.07.  Upon request  of  any  such successor Trustee, ELI and the Company shall execute any and  all
instruments  for  more  fully  and  certainly  vesting   in   and
confirming to such successor Trustee all such rights, powers  and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 9.12.  Merger, Conversion, Consolidation or Succession to
Business.

     Any  corporation  into which the Trustee may  be  merged  or
converted  or  with  which  it  may  be  consolidated,   or   any
corporation   resulting   from   any   merger,   conversion    or
consolidation  to  which the Trustee shall be  a  party,  or  any corporation  succeeding  to  all  or  substantially  all  of  the corporate  agency  or corporate trust business  of  the  Trustee, shall  be  the successor of the Trustee hereunder, provided  such corporation shall be otherwise qualified and eligible under  this
Article,  without  the execution or filing of any  paper  or  any
further  act on the part of any of the parties hereto.   In  case
any  Securities shall have been authenticated, but not delivered,
by   the  Trustee  then  in  office,  any  successor  by  merger, conversion  or consolidation to such authenticating  Trustee  may adopt  such authentication and deliver the Securities so authenti cated  with  the  same  effect as if such successor  Trustee  had itself authenticated such Securities.

Section  9.13.   Preferential Collection of  Claims  against  any
Obligor.

     If  the Trustee shall be or become a creditor of any obligor
(within  the  meaning  of  the  Trust  Indenture  Act)  upon  the
Securities,  the  Trustee  shall  be  subject  to  any  and   all
applicable  provisions of the Trust Indenture Act  regarding  the collection of claims against such obligor.

Section 9.14.  Authorized Agents.

     (a)    There shall at all times hereunder be a Paying  Agent
authorized by the Company to pay the principal of and premium, if any, and interest on any Securities and a Security Registrar  for
the   purpose  of  registration  of  transfer  and  exchange   of
Securities.  The Trustee is hereby initially appointed as  Paying
Agent and Security Registrar hereunder.

     The  Company  may  appoint one or more Paying  Agents.   Any
Paying  Agent  (other  than  one simultaneously  serving  as  the
Trustee) from time to time appointed hereunder shall execute  and deliver  to the Trustee an instrument in which such Paying  Agent shall  agree with the Trustee, subject to the provisions of  this
Section, that such Paying Agent will:

        (1)    hold  all  sums  held by it  for  the  payment  of
      principal   of  and  premium,  if  any,  and  interest   on
      Securities in trust for the benefit of the Persons entitled thereto  until such sums shall be paid to such  Persons  or otherwise disposed of as herein provided;

        (2) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
      Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, The City of New York, for the account of the Trustee.

     (b)    In  addition, at any time when any of the  Securities
remain  Outstanding  the  Trustee may appoint  an  Authenticating
Agent  or  Agents with respect to the Securities of one  or  more series  which shall be authorized to act on behalf of the Trustee to  authenticate Securities of such series issued  upon  original
issuance,   exchange,   registration  of  transfer   or   partial
redemption thereof or pursuant to Section 2.09, and Securities so authenticated shall be entitled to the benefits of this Indenture and  shall  be  valid  and  obligatory for  all  purposes  as  if authenticated by the Trustee hereunder (it being understood  that
wherever   reference   is   made  in  this   Indenture   to   the
authentication and delivery of Securities by the Trustee  or  the
Trustee's certificate of authentication, such reference shall  be deemed  to include authentication and delivery on behalf  of  the
Trustee   by  an  Authenticating  Agent  and  a  certificate   of
authentication  executed  on  behalf  of  the   Trustee   by   an
Authenticating  Agent).  If an appointment of  an  Authenticating
Agent  with respect to the Securities of one or more series shall be  made pursuant hereto, the Securities of such series may  have endorsed  thereon,  in addition to or in lieu  of  the  Trustee's
certificate  of  authentication,  an  alternate  certificate   of
authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                         _______________________________________
                               As Trustee


                         By____________________________________
                              As Authenticating Agent


                         By____________________________________
                                Authorized Signatory


     (c)    Any Authorized Agent shall be (i) acceptable  to  the
Company  and  ELI,  (ii)  a  bank  or  trust  company,  (iii)   a
corporation  organized and doing business under the laws  of  the
United  States  or  of any State, Territory or  the  District  of
Columbia,  with  a  combined capital  and  surplus  of  at  least
$50,000,000,  and  (iv) authorized under such  laws  to  exercise corporate trust powers, subject to supervision or examination  by federal or state authorities.  If such Authorized Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then  for the purposes of this Section, the combined capital  and surplus  of  such  Authorized Agent shall be  deemed  to  be  its combined  capital  and surplus as set forth in  its  most  recent report  of  condition so published.  If at any time an Authorized
Agent  shall  cease  to  be  eligible  in  accordance  with   the
provisions  of this Section, such Authorized Agent  shall  resign immediately in the manner and with the effect specified  in  this
Section.

     (d)   Any corporation into which any Authorized Agent may be
merged or converted or with which it may be consolidated, or  any
corporation   resulting   from  any  merger,   consolidation   or
conversion to which any Authorized Agent shall be a party, or any corporation  succeeding to the corporate trust  business  of  any
Authorized Agent, shall be the successor of such Authorized Agent hereunder,  if  such successor corporation is otherwise  eligible under  this Section, without the execution or filing of any paper or  any  further  act on the part of the parties hereto  or  such
Authorized Agent or such successor corporation.

     (e)    Any Authorized Agent may at any time resign by giving
written  notice  of  resignation to  the  Trustee,  ELI  and  the
Company.   The Company may, and at the request of the Trustee  or
ELI  shall,  at any time, terminate the agency of any  Authorized
Agent  by giving written notice of termination to such Authorized
Agent and to the Trustee.  Upon the resignation or termination of an  Authorized  Agent or in case at any time any such  Authorized
Agent  shall  cease to be eligible under this Section  (when,  in either  case, no other Authorized Agent performing the  functions of  such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized
Agents  approved by the Trustee and ELI to perform the  functions of  the  Authorized Agent which has resigned or whose agency  has been  terminated  or who shall have ceased to be  eligible  under this  Section.  The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the  Security  Register.  In the event that an  Authorized  Agent shall  resign or be removed, or be dissolved, or if the  property or  affairs  of  such Authorized Agent shall be taken  under  the control  of  any  state or federal court or  administrative  body because of bankruptcy or insolvency, or for any other reason, and the  Company  shall  not have appointed such  Authorized  Agent's successor  or successors, the Trustee shall ipso facto be  deemed to  be  such Authorized Agent for all purposes of this  Indenture until  the  Company  appoints a successor or successors  to  such
Authorized Agent.

Section 9.15.  Co-Trustee or Separate Trustee.

     (a)    If  at  any  time or times it shall be  necessary  or
prudent  in  order to conform to any law of any  jurisdiction  in which  property shall be held subject to the lien hereof, or  the
Trustee shall be advised by counsel satisfactory to it that it is so  necessary  or  prudent in the interest  of  Holders,  or  the
Holders   of  a  majority  in  principal  amount  of  Outstanding
Securities shall in writing so request, the Trustee, the  Company and  ELI shall execute and deliver all instruments and agreements necessary  or proper to constitute another bank or trust  company or  one or more Persons approved by the Trustee either to act  as co-trustee  or  co-trustees of all or any  part  of  the  Pledged
Property jointly with the Trustee originally named herein or  any successor  or  successors,  or to  act  as  separate  trustee  or trustees of all or any such property.  In the event ELI  and  the
Company   shall  have  not  joined  in  the  execution  of   such
instruments and agreements within 10 days after the receipt of  a written request from the Trustee so to do, or in case an Event of
Default  shall have occurred and be continuing, the  Trustee  may act  under  the foregoing provisions of this Section without  the concurrence  of ELI or the Company; and ELI and the Company  each hereby  appoint the Trustee its agent and attorney to act for  it under the foregoing provisions of this Section in either of  such contingencies.

    (b) Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and such additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

       (1)   the Securities shall be authenticated and delivered,
      and  all  powers  duties, obligations and rights  conferred upon  the  Trustee in respect of the custody,  control  and management  of  moneys,  papers  or  securities,  shall  be
      exercised,   solely  by  the  Trustee,   unless   otherwise
      expressly permitted by the terms hereof;

       (2) all rights, powers, duties and obligations conferred or imposed upon the Trustee (other than those referred to in the preceding clause (1)), shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

        (3)    no  power given hereby to, or which it is provided
      hereby may be exercised by, any such additional trustee  or trustees,  shall be exercised hereunder by such  additional trustee  or  trustees, except jointly  with,  or  with  the
      consent  in  writing  of,  the  Trustee,  anything   herein
      contained to the contrary notwithstanding;

        (4) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

       (5)   ELI, the Company and the Trustee, at any time, by an
      instrument in writing, executed by them jointly, may remove any  such  additional  trustee, and in  that  case,  by  an instrument in writing executed by them jointly, may appoint a  successor  or successors to such additional  trustee  or trustees, as the case may be, anything herein contained  to the  contrary notwithstanding; provided, however,  that  if
      ELI, the Company and the Trustee remove any such additional trustee  which  has been appointed at the  request  of  the
      Holders  pursuant  to clause (a) above, then  such  parties shall  appoint a successor or successors to such additional trustee  so  removed unless the Holders of  a  majority  in principal  amount  of  Outstanding  Securities  shall  have agreed in writing that no such successor or successors need be  appointed.  In the event that ELI and the Company shall not  have  joined  in the execution of any such  instrument within 10 days after the receipt of a written request  from the  Trustee to do so, the Trustee shall have the power  to remove  any  such  additional  trustee  and  to  appoint  a successor additional trustee without the concurrence of ELI and  the  Company, each hereby appointing the  Trustee  its agent and attorney to act for it in such connection in such
      contingency.   In  the event that the Trustee  alone  shall
      have  appointed  an  additional  trustee  or  trustees   or
      co-trustee or co-trustees as above provided, it may at  any
      time,  by  an  instrument  in  writing,  remove  any   such
      additional trustee or co-trustee, the successor to any such trustee  or co-trustee so removed, to be appointed by  ELI, the  Company and the Trustee, or by the Trustee  alone,  as hereinbefore in this Section provided.


                          ARTICLE TEN

                   Holders' Lists and Reports
                       by Trustee and ELI

Section  10.01.   ELI to Furnish Trustee Names and  Addresses  of
Holders.

     Semiannually, not later than March 31 and September 30 in each year, commencing March 31, 1998 and at such other times as the Trustee may request in writing, ELI shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information to be preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that so long as the Trustee is the sole Security
Registrar,  or  is  otherwise furnished a copy  of  the  Security
Register, no such list need be furnished by ELI.

Section 10.02.  Reports by Trustee and ELI.

     If  required by Section 313 (a) of the Trust Indenture  Act, within  thirty  days  after December 1 in  each  year  commencing
December  1, 1997, the Trustee shall transmit to the Holders  and the  Commission a report with respect to any events described  in
Section 313(a) of the Trust Indenture Act, in such manner and  to
the  extent  required by the Trust Indenture  Act.   The  Trustee
shall  transmit to the Holders and the Commission, and ELI  shall file  with  the Trustee and transmit to the Holders,  such  other information, reports and other documents, if any, at  such  times and  in  such manner, as shall be required by the Trust Indenture
Act.


                         ARTICLE ELEVEN

              Supplemental Indentures; Amendments

Section  11.01.   Supplemental  Indentures  Without  Consent   of
Holders.

     Without  the consent of the Holders of any Securities,  ELI,
when   authorized  by  a  Board  Resolution,  the  Company,  when authorized  by a Board Resolution, and the Trustee, at  any  time and  from  time  to time, may enter into one or  more  indentures supplemental  hereto (a "Series Supplemental  Indenture"  in  the case of item (a) below), in form satisfactory to the Trustee, for any of the following purposes:

       (a) to establish the form and terms of Securities of any series of Securities permitted by Sections 2.01 and 2.03;
      or

       (b) to evidence the succession of another corporation to ELI and the assumption by any such successor of the covenants of ELI herein contained, or to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

        (c) to evidence the succession of a new trustee hereunder or a co-trustee or separate trustee pursuant to
      Section 9.15 hereof;

        (d) to add to the covenants of the Company or ELI, for the benefit of the Holders of the Securities, or to evidence the surrender of any right or power herein conferred upon the Company or ELI; or

        (e) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, with the same force and effect as though included in the Granting Clauses hereof, additional Pledged Lessor Bonds or additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

        (f) to permit or facilitate the issuance of Securities in uncertificated form; or

        (g) to change or eliminate any provision of this Indenture; provided, however, that if such change or elimination shall adversely affect the interests of the Holders of Securities of any series, such change or elimination shall become effective with respect to such series only when no Security of such series remains
      Outstanding; or

        (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Holders of the Securities in any material respect.

     Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and:

        (x)    if any such amendment shall require  one  or
      more   changes  to  any  provisions  hereof  or   the
      inclusion  herein  of any additional  provisions,  or
      shall  by  operation of law be deemed to effect  such
      changes  or incorporate such provisions by  reference
      or  otherwise, this Indenture shall be deemed to have
      been  amended  so as to conform to such amendment  to
      the Trust Indenture Act, and the Company, ELI and the
      Trustee  may,  without the consent  of  any  Holders,
      enter  into  an  indenture  supplemental  hereto   to
      evidence such amendment hereof; or

       (y)   if any such amendment shall permit one or more
      changes  to,  or  the elimination of, any  provisions
      hereof  which,  at  the  date of  the  execution  and
      delivery  hereof  or  at  any  time  thereafter,  are
      required  by the Trust Indenture Act to be  contained
      herein  or  are  contained  herein  to  reflect   any
      provisions of the Trust Indenture Act as in effect at
      such  date,  this Indenture shall be deemed  to  have
      been  amended  to effect such changes or elimination,
      and the Company, ELI and the Trustee may, without the
      consent  of  any  Holders, enter  into  an  indenture
      supplemental   hereto  to  evidence  such   amendment
      hereof.

Section 11.02.  Supplemental Indenture With Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company, ELI and the Trustee, the Company and ELI, when authorized by a Board
Resolution, may, and the Trustee, subject to Sections 11.03 and 11.04, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon of each series directly affected thereby:

        (a) change the Stated Maturity of the principal of, or any installment of interest on, or any Installment Payment
      Date, or the dates or circumstances of payment of premium, if any, on, any Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or the premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of a Sinking Fund or through installment payments of principal in respect of such Securities, or

        (b) permit the creation of any lien prior to or, except with respect to additional series of Securities issued in accordance with the terms of this Indenture, pari passu with the Lien of this Indenture with respect to any of the Pledged Property, or terminate the Lien of this Indenture on any Pledged Property (except in each case as permitted by, and pursuant to, Article Four) or deprive any Holder of the security afforded by the Lien of this Indenture, or

        (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
      Section 13.04 for quorum or voting, or

        (d)    modify  any of the provisions of this  Section  or
      Section   8.08,  except  to  increase  any  percentage   or
      percentages referred to in this Section or to provide  that certain  other  provisions  of  this  Indenture  cannot  be modified  or  waived without the consent of the  Holder  of each Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Upon  receipt  by  the Trustee of Board Resolutions  of  the
Company  and ELI and such other documentation as the Trustee  may reasonably  require  and  upon the filing  with  the  Trustee  of evidence  of the Act of said Holders, the Trustee shall  join  in the execution of such supplemental indenture or other instrument, as  the case may be, subject to the provisions of Sections  11.03 and 11.04.

     It  shall not be necessary for any Act of Holders under this
Section   to   approve  the  particular  form  of  any   proposed
supplemental indenture, but it shall be sufficient  if  such  Act shall approve the substance thereof.

Section 11.03.  Documents Affecting Immunity or Indemnity.

     If in the opinion of the Company or the Trustee any document required to be executed by it pursuant to the terms of Section
11.02 affects any interest, right, duty, immunity or indemnity in favor of the Company or the Trustee under this Indenture or any of the Participation Agreements, the Company or the Trustee, as the case may be, may in its discretion decline to execute such document.

Section 11.04.  Election of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

Section 11.05.  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under  this
Article,   this   Indenture  shall  be  modified  in   accordance
therewith, and such supplemental indenture shall form a  part  of this  Indenture for all purposes; and every Holder of  Securities theretofore  or thereafter authenticated and delivered  hereunder shall,  subject  to  the  provisions of this  Article,  be  bound thereby.

Section 11.06.  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section   11.07.    Reference  in  Securities   to   Supplemental
Indentures.

    Securities authenticated and delivered after the execution of any  supplemental  indenture pursuant to this  Article  may,  and shall if required by any Owner Trustee, the Company or ELI,  bear a  notation in form approved by such Lessor, the Company, ELI and the  Trustee  as to any matter provided for in such  supplemental indenture; and, in such case, suitable notation may be made  upon
Outstanding Securities after proper presentation and demand.   If
any  Owner  Trustee, the Company or ELI shall so  determine,  new
Securities  so  modified as to conform, in the  opinion  of  such
Owner  Trustee,  the Company, ELI and the Trustee,  to  any  such supplemental  indenture  may  be prepared  and  executed  by  the
Company  and  authenticated  and  delivered  by  the  Trustee  in exchange for Outstanding Securities.

Section 11.08.  Trustee may Join in Amendments.

     Without the consent of the Holders of any Securities, the Trustee may join in the execution of amendments of or supplements to, or waivers of the provisions of, any Participation Agreement.

                         ARTICLE TWELVE

                   Satisfaction and Discharge

Section 12.01.  Satisfaction and Discharge of Securities.

     Any Security or Securities, or any portion of the principal amount thereof, shall, prior to the Stated Maturity of principal thereof, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged:

       (a) if the Company shall have irrevocably deposited with the Trustee, in trust, money in an amount which shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof on and prior to the Stated Maturity of principal thereof or upon redemption or each principal
      Installment Payment Date; or

         (b) if the Pledged Lessor Bonds, of the series corresponding to the series of which such Security or Securities are a part, shall be deemed to have been paid in accordance with Section 11.01(a) of the Lease Indenture or Lease Indentures under which such Pledged Lessor Bonds were issued;

provided, however, that, in case of redemption of Securities, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee:

        (x) if any such deposit of money shall have been made prior to the Stated Maturity of principal or Redemption
      Date of such Securities, a Company Order stating that such money shall be held by the Trustee, in trust, as provided in Section 12.03,

        (y)    if such Pledged Lessor Bonds are so deemed to have
      been  paid, a copy of each certificate or opinion delivered
      to   the  Lease  Indenture  Trustees  pursuant  to  Section
      11.01(a) of the related Lease Indentures; and

        (z) if such deposit shall have been made or if such pledged Lessor Bonds are so deemed to have been paid, in either case, prior to the Stated Maturity of principal or Redemption Date of such Securities, an Opinion of Counsel to the effect that such deposit or deemed payment, as the case may be, and satisfaction and discharge of indebtedness shall not be deemed to be, or result in, a taxable event with respect to the holders of such Securities for purposes of United States Federal income taxation; provided that such Opinion of Counsel need not address the matters specified in this clause (z) if the Trustee shall have received documentary evidence that each Holder of such Security either is not subject to, or is exempt from, United States Federal income taxation.

    Upon satisfaction of the aforesaid conditions with respect to any Security or Securities or portion thereof, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that such Security or Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

     If payment at Stated Maturity of principal of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 6.03 for selection for redemption of less than all the Securities of a series.

     In the event that Securities which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys, or the date on which Pledged Lessor Bonds are deemed to have been paid, as the case may be, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

      Notwithstanding the satisfaction and discharge of any Securities as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and 9.14 and this Article Twelve shall survive.

Section 12.02.  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (a)   either

              (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09 and (B)
         Securities deemed to have been paid in accordance with Section 12.01) have been delivered to the Trustee for cancellation; or

             (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.01;

        (b) all other sums due and payable hereunder have been paid; and

        (c)    the  Company  has  delivered  to  the  Trustee  an
      Officers'  Certificate  and an  Opinion  of  Counsel,  each stating  that all conditions precedent herein provided  for
      relating  to  the  satisfaction  and  discharge   of   this
      Indenture have been complied with.

     Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a Company Request, acknowledge in writing the satisfaction and discharge of this Indenture.

     Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company, ELI and the Trustee under Sections 2.07, 2.08, 2.09, 5.02, 5.03, 9.07 and
9.14 and this Article Twelve shall survive.

    Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to or upon the order of the Company, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money held by the Trustee pursuant to Section 12.03 and the Pledged Lessor
Bonds.

Section 12.03.  Application of Trust Money.

     The  money  deposited with the Trustee pursuant  to  Section
12.01  shall not be withdrawn or used for any purpose other than, and  shall be held in trust for, the payment of the principal  of and  premium, if any, and interest on the Securities or  portions of  principal amount thereof in respect of which such deposit was made,  all  subject, however, to the provisions of Section  5.03;
provided,  however, that, if not then needed  for  such  purpose, such  money  shall,  to the extent practicable,  be  invested  in direct  obligations  of,  or obligations  the  principal  of  and interest  on which are unconditionally guaranteed by, the  United
States of America or certificates of an ownership interest in the principal of or interest on any of such obligations, in any  case maturing at such times and in such amounts as shall be sufficient to  pay  when  due  the  principal of and premium,  if  any,  and interest  due  and to become due on such Securities  or  portions thereof  on and prior to the Stated Maturity, Installment Payment
Dates or Redemption Date thereof, and so long as there shall  not have  occurred  and  be continuing an Event of Default,  interest earned  from  such investment shall be paid over to or  upon  the order  of  the Company as received by the Trustee, less any  fees and  expenses  of the Trustee (including without  limitation  the
fees   and  expenses  of  its  counsel)  incurred  in  connection therewith free and clear of any trust, lien or pledge under  this
Indenture;  and provided, further, that, so long as  there  shall not  have  occurred and be continuing an Event  of  Default,  any moneys held by the Trustee in accordance with this Section on the
Stated Maturity, Installment Payment Dates or Redemption Date  of
all  such Securities in excess of the amount required to pay  the principal of and premium, if any, and interest then due  on  such
Securities shall be paid over to or upon the order of the Company less  any  fees  and  expenses of the Trustee (including  without limitation  the  fees  and expenses of its counsel)  incurred  in connection therewith free and clear of any trust, lien or  pledge under this Indenture.


                        ARTICLE THIRTEEN

   Meetings of Holders of Securities; Action without Meeting

Section 13.01.  Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities of one or more, or all, series, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 13.02.  Call, Notice and Place of Meetings.

     (a)    The Trustee may at any time call a meeting of Holders
of  Securities  of one or more, or all, series  for  any  purpose specified in Section 13.01, to be held at such time and  at  such place  in the Borough of Manhattan, The City of New York, as  the
Trustee shall determine, or, with the approval of the Company and
ELI,  at  any other place.  Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the  action proposed to be taken at such meeting, shall be  given to  the  Company, ELI, each Owner Trustee, each Owner Participant and the Holders, in the manner provided in Sections 1.05 and 1.06 and,  in the case of each Owner Trustee or Owner Participant,  in
the   manner   specified  in  Section  19  of  the  Participation
Agreement, not less than 21 nor more than 180 days prior  to  the date fixed for the meeting.

     (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company, by ELI or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter have proceeded to cause the meeting to be held as provided herein, then the Company, ELI or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company and ELI, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

    (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if representatives of the Company, ELI and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company, ELI and the Trustee.

Section 13.03.  Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company, ELI, any Owner Trustee and any Owner Participant and their respective counsel.

Section 13.04.  Quorum; Action.

     The  Persons  entitled  to  vote  a  majority  in  aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum  for a  meeting  of  Holders of Securities of such  series:  provided, however, that if any action is to be taken at such meeting  which this Indenture expressly provides may be taken by the Holders  of a  specified  percentage,  which is  less  than  a  majority,  in principal  amount of the Outstanding Securities of  such  series, considered  as  one  class, the Persons  entitled  to  vote  such specified  percentage  in  principal amount  of  the  Outstanding
Securities  of  such  series,  considered  as  one  class,  shall
constitute  a  quorum.   In the absence of  a  quorum  within  30
minutes  of the time appointed for any such meeting, the  meeting shall,  if  convened at the request of Holders of  Securities  of such series, be dissolved.  In any other case the meeting may  be adjourned for a period of not less than 10 days as determined  by the  chairman  of  the meeting prior to the adjournment  of  such
meeting.   In  the  absence of a quorum  at  any  such  adjourned
meeting,  such adjourned meeting may be further adjourned  for  a period of not less than 10 days as determined by the chairman  of the  meeting prior to the adjournment of such adjourned  meeting.
Except as provided by Section 13.05(e), notice of the reconvening of  any  adjourned meeting shall be given as provided in  Section
13.02(a),  except that such notice need be given  only  once  not less  than  five days prior to the date on which the  meeting  is scheduled  to  be  reconvened.  Notice of the reconvening  of  an adjourned  meeting  shall  state  expressly  the  percentage,  as provided  above,  of  the  principal amount  of  the  Outstanding
Securities of such series which shall constitute a quorum.

     Except as limited by Section 11.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

     Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

Section 13.05.   Attendance at Meetings; Determination of  Voting
            Rights; Conduct and Adjournment of Meetings.

     (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future
Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future
Holder of such Securities before being voted.

    (b)   Notwithstanding any other provisions of this Indenture,
the  Trustee may make such reasonable regulations as it may  deem advisable  for any meeting of Holders of Securities in regard  to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and  other evidence of the right to vote, and such other  matters
concerning   the  conduct  of  the  meeting  as  it  shall   deem
appropriate.   Except as otherwise permitted or required  by  any
such  regulations, the holding of Securities shall be  proved  in the  manner specified in Section 1.04 and the appointment of  any proxy  shall  be proved in the manner specified in Section  1.04.
Such  regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

    (c)   The Trustee shall, by an instrument in writing, appoint
a  temporary  chairman of the meeting, unless the  meeting  shall have  been called by the Company, ELI or by Holders of Securities as provided in Section 13.02(b), in which case the Company or the
Holders of Securities of the series calling the meeting,  as  the case  may  be, shall in like manner appoint a temporary chairman.
A  permanent  chairman and a permanent secretary of  the  meeting shall  be  elected  by vote of the Persons  entitled  to  vote  a
majority   in  aggregate  principal  amount  of  the  Outstanding
Securities  of all series represented at the meeting,  considered as one class.

    (d) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

     (e) Any meeting duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 13.06.  Counting Votes and Recording Action of Meetings.

        The vote upon any resolution submitted to any meeting  of
Holders of Securities shall be by written ballots on which  shall be  subscribed the signatures of the Holders of Securities or  of their  representatives  by proxy and the  principal  amounts  and serial numbers of the Outstanding Securities, of the series  with respect  to  which the meeting shall have been  called,  held  or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the  meeting for or against any resolution and who shall make and file  with  the  secretary of the meeting their verified  written
reports  in  quadruplicate of all votes cast at the meeting.    A
record,  a  least  in quadruplicate, of the proceedings  of  each meeting  of  Holders  of  Securities shall  be  prepared  by  the secretary  of  the  meeting and there shall be attached  to  said record  the  original reports of the inspectors of votes  on  any vote  by  ballot  taken thereat and affidavits  by  one  or  more persons having knowledge of the facts setting forth a copy of the notice  of the meeting and showing that said notice was given  as provided  in  Section  13.02 and, if applicable,  Section  13.04.
Each  copy shall be signed and verified by the affidavits of  the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and ELI, and another to the  Trustee to be preserved by the Trustee, the latter  to  have attached thereto the ballots voted at the meeting.  Any record so signed  and verified shall be conclusive evidence of the  matters therein stated.

Section 13.07.  Action Without Meeting.

     In lieu of a vote of Holders of Securities at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Securities by written instruments as provided in Section 1.04.


                        ARTICLE FOURTEEN

 Liability of the Company Solely Corporate; No Liability of ELI

Section 14.01.  Liability of the Company Solely Corporate.

     No recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

Section 14.02.  No Liability of ELI.

     In no event shall any provision of this Indenture or the Securities constitute a guaranty or assumption by ELI of the Securities or the indebtedness represented thereby (it being understood that, in accordance with Section 2.16 of each Lease
Indenture, ELI may assume, or be deemed to have assumed, the Pledged Lessor Bonds).

                         _____________

      This   instrument  may  be  executed  in  any   number   of
counterparts, each of which when so executed shall be  deemed  to
be   an  original,  but  all  such  counterparts  shall  together constitute but one and the same instrument.


    In Witness Whereof, the parties have caused this Indenture to be duly executed as of the day and year first above written.

                      W3A Funding Corporation




                      By
                         ----------------------------------
                         Title:  Vice President



                      Entergy Louisiana, Inc.


                      By
                         ------------------------------------
                         Title:  Vice President and Treasurer



                      Bankers  Trust Company,  as Trustee




                      By
                         ----------------------------------
                         Title:  Vice President


State of New York     )
                )  ss.:
County of New York    )


     Personally appeared before me, the undersigned authority  in and  for  the  said  county  and  state,  on  this  __th  day  of
______________,   within  my  jurisdiction,  the   within   named
____________, who acknowledged that he is a Vice President of W3A
Funding Corporation, a Delaware corporation, and that for and  on behalf  of  the  said corporation, and as its act  and  deed,  he executed  the above and foregoing instrument, after first  having been duly authorized by said corporation so to do.



                               ---------------------------------
                                  Notary Public



My Commission Expires:


State of Louisiana )
             )  ss.:
Parish of Orleans  )


     Personally appeared before me, the undersigned authority  in and  for  the  said  parish  and  state,  on  this  __th  day  of
______________,   within  my  jurisdiction,  the   within   named
________________, who acknowledged that he is a _________________
of Entergy Louisiana, Inc., a Louisiana corporation, and that for and  on behalf of the said corporation, and as its act and  deed, he  executed  the  above  and foregoing instrument,  after  first having been duly authorized by said corporation so to do.



                                   ----------------------------
                                     Notary Public



My Commission Expires:



State of New York     )
                )  ss.:
County of New York    )


     Personally appeared before me, the undersigned authority  in and  for  the  said  county  and  state,  on  this  __th  day  of
_______________,  within  my  jurisdiction,  the   within   named
____________________, who acknowledged that he is a __________ of
Bankers  Trust Company, a New York banking corporation, and  that for  and  on behalf of the said corporation, and as its  act  and deed,he executed the above and foregoing instrument, after  first having been duly authorized by said corporation so to do.



                                --------------------------------
                                  Notary Public







My Commission Expires:



                           EXHIBIT A

              IDENTIFICATION OF CERTAIN DOCUMENTS
                      AND PARTIES THERETO
                             PART I

     Lease - Facility Lease No. 1, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No.
1,  dated  as  of September 1, 1989, as amended and  supplemented
("Lease  Indenture No. 1"), between the Owner Trustee and Bankers
Trust  Company and Stanley Burg, as trustees (together, a  "Lease
Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 1, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

     Participation Agreement - Participation Agreement No. 1, dated as of September 1, 1989, as amended, among the Owner
Participant,  the  Company, the Trustee, First National  Bank  of
Commerce,  individually  and  as  Owner  Trustee,  Bankers  Trust
Company and Stanley Burg, individually and as Indenture Trustee, and ELI.

                            PART II

     Lease - Facility Lease No. 2, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No.
2,  dated  as  of September 1, 1989, as amended and  supplemented
("Lease  Indenture No. 2"), between the Owner Trustee and Bankers
Trust  Company and Stanley Burg, as trustees (together, a  "Lease
Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 2, dated as of September 1, 1989, with
ESSL 2, Inc. (the "Owner Participant").

     Participation Agreement - Participation Agreement No. 2, dated as of September 1, 1989, as amended, among the Owner
Participant,  the  Company, the Trustee, First National  Bank  of
Commerce,  individually  and  as  Owner  Trustee,  Bankers  Trust
Company and Stanley Burg, individually and as Indenture Trustee, and ELI.

                            PART III

     Lease - Facility Lease No. 3, dated as of September 1, 1989, as amended and supplemented, between ELI and the Owner Trustee, as Lessor (a "Lessor").

    Lease Indenture - Indenture of Mortgage and Deed of Trust No.
3,  dated  as  of September 1, 1989, as amended and  supplemented
("Lease Indenture No. 3"), between the Owner Trustee and Security
Pacific National Trust Company (New York) and Kenneth T. McGraw, as trustee (together, a "Lease Indenture Trustee").

     Owner Trustee - First National Bank of Commerce as trustee under Trust Agreement No. 3, dated as of September 1, 1989, with
ESSL 2, Inc. (an "Owner Participant").

     Participation Agreement - Participation Agreement No. 3, dated as of September 1, 1989, as amended, among the Owner
Participant,  the  Company, the Trustee, First National  Bank  of
Commerce,  individually  and  as  Owner  Trustee,  Bankers  Trust
Company and Stanley Burg, individually and as Indenture Trustee, and ELI.



                  SUPPLEMENTAL INDENTURE NO. 1


                    dated as of July 1, 1997


                               to


                   COLLATERAL TRUST INDENTURE


                    dated as of July 1, 1997


                             among


                    W3A FUNDING CORPORATION,


                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)


                              and


                     BANKERS TRUST COMPANY,
                           as Trustee


                     Issuance of Securities
                     in connection with the
                    Lease of Three Undivided
                 Interests in Unit No. 3 of the
                    Waterford Steam Electric
                       Generating Station
                 St. Charles Parish, Louisiana


          SUPPLEMENTAL INDENTURE NO. 1, dated as of July 1, 1997, among W3A FUNDING CORPORATION, a Delaware corporation (the
"Company"), ENTERGY LOUISIANA, INC. (formerly Louisiana  Power  &
Light  Company),  a  Louisiana corporation ("ELI"),  and  BANKERS
TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").



           WHEREAS, the Company and ELI have heretofore executed and delivered to the Trustee a Collateral Trust Indenture, dated as of July 1, 1997 (the "Original Indenture"), to provide for the issuance from time to time of the Company's bonds, notes or other evidences of indebtedness to be issued in one or more series (the
"Securities"); and

           WHEREAS,  Sections  2.03 and  11.01  of  the  Original
Indenture provide, among other things, that the Company, ELI and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Securities of any series as permitted by said Sections 2.03 and 11.01; and

          WHEREAS, the Company and ELI (a) desire the issuance by the Company of a separate series of Securities to be designated as hereinafter provided and (b) have requested the Trustee to enter into this Supplemental Indenture No. 1 for the purpose of establishing the form and terms of the Securities of such series
(said  Original  Indenture, as supplemented by this  Supplemental
Indenture No. 1, being hereinafter called the "Indenture"); and

           WHEREAS, all action on the part of the Company and ELI necessary to authorize the execution and delivery of this Supplemental Indenture No. 1 and the issuance of the aforesaid
Securities has been duly taken; and

           WHEREAS, all acts and things necessary to make the Securities of the series herein created and established, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture No. 1 and the creation and issuance under the Indenture of such Securities have in all respects been duly authorized;

           NOW,  THEREFORE,  THIS SUPPLEMENTAL  INDENTURE  NO.  1
WITNESSETH:

          That in order to establish the form and terms of and to authorize the authentication and delivery of the Securities of the series herein created and established, and in consideration of the acceptance of such Securities by the holders thereof and of the sum of one dollar duly paid to the Company by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and ELI each covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:


                          ARTICLE ONE

                           THE BONDS

          SECTION 1.01.  Terms of the Bonds.

           There  is  hereby created and established  a  separate
series  of  Securities  designated  "Waterford  3  Secured  Lease
Obligation  Bonds,  8.09% Series due 2017"  (the  "Bonds").   The
Bonds  shall  be issued in the aggregate principal amount,  shall bear  interest  at the rate per annum and shall have  the  Stated
Maturity of principal set forth below:

                   Original        Interest         Final
              Principal Amount      Rate          Maturity
              -----------------    ---------      --------
Bonds           $307,632,000        8.09%      January 2, 2017

The Bonds shall be substantially in the form of Exhibit A hereto.
The interest on the Bonds shall be due and payable as and from the most recent interest payment date to which interest has been paid or duly provided for or, with respect to any Bond issued prior to the first interest payment date, the date of original issuance thereof, semiannually on January 2 and July 2 in each year (commencing January 2, 1998), until the principal amount of the Bonds is paid in full or duly provided for. Payment of the principal of and premium, if any, and interest on each Bond shall be made to the Holder thereof upon presentation and surrender thereof at the corporate trust office of any Paying Agent, except that (i) payments of interest and Installment Payment Amounts on such Bonds, other than such amounts payable on the Stated
Maturity thereof, shall be made without presentation or surrender thereof, by check drawn upon the Paying Agent and mailed to the address of the Holder of such Bond at the close of business on the Regular Record Date for such payment (except as provided in Section 2.16 of the Original Indenture in the case of a defaulted interest or Installment Payment Amount payment) as such address shall appear in the Security Register, and (ii) if such Holder shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by ELI, the Trustee and such Holder.


          SECTION 1.02.  Installment Payments of Principal.

          (a)  Installment Payments.  On each Installment Payment
Date set forth below, the Company shall pay an installment of principal equal (subject to adjustment as set forth in Section
1.02(b)) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount (as hereinafter defined) of such Bond.
"Original Principal Amount," when used with respect to the Bonds, means the principal amount identified as such on the face of such Bond.

          Installment                   Installment Payment
         Payment Date                        Percentage

        January 2, 1999                     8.205086597%
        January 2, 2000                     6.682958210%
        January 2, 2001                     6.682957885%
        January 2, 2002                     6.682958210%
        January 2, 2003                    10.824584244%
        January 2, 2004                     5.353311749%
        January 2, 2005                     0.203574401%
        January 2, 2006                     0.864755617%
        January 2, 2007                     0.989230639%
        January 2, 2008                     1.710452749%
        January 2, 2009                     3.631649503%
        January 2, 2010                     4.847784366%
        January 2, 2011                     7.737269855%
        January 2, 2012                     4.543215595%
        January 2, 2013                     3.328583177%
        January 2, 2014                     4.481746047%
        January 2, 2015                     4.111220549%
        January 2, 2016                     0.430046614%
        January 2, 2017                    18.688613993%

           (b)  Certain  Adjustments  to Installment Payments and
Stated Maturity.  (i) The principal amount of Bonds to be paid in installments on Installment Payment Dates and at Stated Maturity,
and   the   Stated  Maturity,  shall  be  adjusted  (a   "Payment
Adjustment") at the direction of the Company, so as to correlate, as  to  amounts  and dates, to any adjustment  to  the  principal amortization  and maturity schedule of the Pledged  Lessor  Bonds issued under any Lease Indenture pursuant to Section 2.17 of such
Lease   Indenture;  provided,  however,  that  (A)   no   Payment
Adjustment  shall be made by the Company which will  increase  or decrease  the average life of the Bonds (calculated in accordance with  generally  accepted financial practice  from  the  date  of initial  issuance)  by more than 6 months  or  extend  the  final maturity  of the Bonds and (B) the Company shall be obligated  to make  such adjustment upon (and only upon) the direction  of  the
Owner   Trustee   in  accordance  with  Section   2(c)   of   the
Participation Agreement.  If the Company shall elect to make  the foregoing  adjustment, the Company shall deliver to  the  Trustee and ELI at least 40 days prior to the first payment date proposed to  be affected by such adjustment, a Company Request (A) stating that  the  Company is obligated to make a Payment  Adjustment  as contemplated  in  this  Section,  (B)  setting  forth  a  revised maturity  and Installment Payment Percentage schedule  applicable to  the  Bonds as to which a Payment Adjustment is  to  be  made,
(C)  attaching  a  copy  of  the revised  principal  schedule  or
schedules  for  the  corresponding  Pledged  Lessor  Bonds,   and
(D)  attaching calculations showing that (x) the average life  of the Bonds will not be reduced or increased except as permitted by this  subsection (b), (y) the aggregate principal amount  of  the
Pledged  Lessor Bonds identified on Schedule 1 hereto equals  the aggregate  principal amount of the Bonds and  (z)  the  principal amortization schedules of such Pledged Lessor Bonds are  such  as to  provide funds sufficient to repay in full, as and  when  due, the  principal of the Bonds as and when scheduled to become  due, whether upon payment of applicable Installment Payment Amounts on
Installment Payment Dates or at Stated Maturity. The Trustee  may
conclusively rely on such Company Request and shall have no  duty with  respect  to the calculations referred to in  the  foregoing clause  (D), other than to make them available for inspection  by any Holder of Bonds at the Corporate Trust Office upon reasonable notice  and  during business hours.  The Trustee  shall,  at  the expense of ELI, send to each Holder of Bonds in respect of  which a  Payment  Adjustment has been made at least 30 days before  the first payment date to be affected thereby, by first class mail, a copy  of  a  schedule of principal amounts of Bonds to be  repaid after giving effect to such Payment Adjustment.

           (ii)  In  the  event that there shall  have  been  any
partial redemption of the Bonds (other than pursuant to principal installment payments), each Installment Payment Amount  for  each
Bond subsequent to such redemption shall be reduced by (i) in the case of a partial redemption pursuant to Section 1.05 hereof,  an
amount   equal  to  the  amount  obtained  by  multiplying   such
Installment Payment Amount as in effect prior to such  redemption by  a  fraction  of  which the numerator shall be  the  aggregate principal  amount  of  Bonds redeemed pursuant  to  such  partial redemption,  and  the denominator shall be the  aggregate  unpaid principal amount of Bonds Outstanding immediately prior  to  such redemption and (ii) in the case of a partial redemption  pursuant to  Section 1.03 hereof, an amount such that the aggregate of all principal  installment payments to be made on the  Bonds  on  the relevant Installment Payment Date shall be equal to the amount of principal  of  the Pledged Lessor Bonds to be paid on  such  date under  the remaining Lease Indentures, any such reduction  to  be made  on  a  pro rata basis, as nearly as practicable, among  the
Holders of the Bonds of such series.

          SECTION 1.03.  Redemption upon Lease Termination.

            If  any  Lease  is  to  be  terminated  pursuant   to
Section  13(f) or (g) or Section 14 thereof, or Section  16(d)(5)
of  the  related Participation Agreement, and all Pledged  Lessor
Bonds issued under the related Lease Indenture are to be prepaid,
Bonds,  equal  in  principal amount to the Pledged  Lessor  Bonds issued under such Lease Indenture shall be redeemed, on the  date on  which  such  Pledged Lessor Bonds are to  be  prepaid,  at  a
Redemption  Price  equal to 100% of the unpaid  principal  amount thereof  plus  accrued interest, if any, to the Redemption  Date, all  subject,  however,  except in  the  case  of  a  termination pursuant  to  Section 14 of such Lease, to the right  of  ELI  to assume such Pledged Lessor Bonds in which event there shall be no redemption of Bonds as a consequence of such termination.

          SECTION 1.04.  Sinking Fund Redemption.

           There shall be no Sinking Fund for the retirement of the Bonds of either series.

          SECTION 1.05.  Other Redemption.

          The Bonds shall be subject to redemption, at the option
of  the  Company, with the written consent of the Lessee and  the
Owner Trustee, in whole at any time or in part from time to time, at the Redemption Price of 100% of the unpaid principal amount of the  Bonds  to  be  so redeemed, plus accrued interest,  if  any, thereon to the Redemption Date, plus, if such redemption is  made prior to January 22, 2008, the Make-Whole Premium, if any.  "Make-
Whole  Premium" shall mean, with respect to the principal  amount of  any  Bond to be redeemed on any Redemption Date,  the  amount which  the Investment Banker determines as of the third  Business
Day  prior to such Redemption Date to equal the product  obtained by  multiplying  (a) the excess, if any, of (i) the  sum  of  the present  values  of  all  the  remaining  scheduled  payments  of principal  and  interest  from  the  Redemption  Date  to  Stated
Maturity,  computed  on a semi-annual basis by  discounting  such payments  on  each January 2 and July 2 at a rate  equal  to  the
Treasury  Rate plus .125%, based on a 360-day year of twelve  30-
day  months, over (ii) the aggregate unpaid principal  amount  of such  Bond plus any accrued but unpaid interest thereon by (b)  a fraction the numerator of which shall be the principal amount  of such  Bond  to  be  redeemed  on such  Redemption  Date  and  the denominator  of  which  shall be the aggregate  unpaid  principal amount of such Bond; provided that the aggregate unpaid principal amount of such Bond for the purpose of clauses (a)(ii) and (b) of this definition shall be determined after deducting the principal
installment,  if  any, due on such Redemption Date.   "Investment
Banker"  shall mean an independent investment banking institution of national standing appointed by ELI or, if the Trustee does not receive notice of such appointment at least ten days prior  to  a scheduled  Redemption Date or if an event of  default  under  any
Lease  shall  have occurred and be continuing, appointed  by  the
Owner Trustee.  "Treasury Rate" shall mean, with respect to  each
Bond  to be redeemed, a per annum rate (expressed as a semiannual equivalent  and  as a decimal and, in the case of  United  States
Treasury  bills, converted to a bond equivalent yield) determined to  be  the  per  annum  rate equal to the  semiannual  yield  to maturity  of  United States Treasury securities maturing  on  the
Average  Life  Date of such Bond, as determined by  interpolation between the most recent weekly average yields to maturity for two series  of United States Treasury securities (A) one maturing  as close as possible to, but earlier than, the Average Life Date  of such Bond and (B) the other maturing as close as possible to, but later  than, the Average Life Date of such Bond, in each case  as published  in the most recent H.15(519) (or, if a weekly  average yield  to maturity for United States Treasury securities maturing on  the  Average Life Date of such Bond is reported in  the  most
recent  H.15(519), as published in H.15(519)).   H.15(519)  means
"Statistical Release H.15(519), Selected Interest Rates," or  any
successor publication, published by the Board of Governors of the
Federal  Reserve  System.  The most recent  H.15(519)  means  the latest  H.15(519)  which  is published  prior  to  the  close  of business  on  the  third  business day prior  to  the  applicable
Redemption Date.  "Average Life Date" shall mean, with respect to any  Bond  to be redeemed, the date which follows the  redemption date by a period equal to the Remaining Weighted Average Life  of
such  Bond.   "Remaining Weighted Average Life" shall mean,  with
respect  to any Bond to be redeemed, the number of days equal  to the  quotient  obtained by dividing (A) the sum of  the  products
obtained   by  multiplying  (1)  the  amount  of  each  remaining
principal payment on such Bond by (2) the number of days from and including  the  redemption date, to but excluding  the  scheduled payment  date  of  such  principal  payment  by  (B)  the  unpaid principal amount of such Bond.

           Section  1.06.  Selection by Trustee of  Bonds  to  be
Redeemed.

           Subject to the provisions of subsection (a) and (b) of
Section 6.03 of the Original Indenture, if fewer than all of the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected not more than 45 days prior to the Redemption
Date by the Trustee by prorating, as nearly as practicable, the principal amount of such Bonds to be redeemed among the Holders of such Bonds.


                          ARTICLE TWO

                     PLEDGE OF LESSOR BONDS

          Section 2.01.  Pledge of Lessor Bonds.

           To secure the payment of the principal of and premium, if any, and interest on all the Securities from time to time
Outstanding under the Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm to the Trustee and create a security interest in favor of the Trustee, for the benefit of the Holders, in the Lessor Bonds identified on
Schedule  1  hereto  (herein referred to as the  "Pledged  Lessor
Bonds"), to be held by the Trustee, in trust, for the uses and purposes, and subject to the covenants and conditions, set forth in the Original Indenture.


                         ARTICLE THREE

                         MISCELLANEOUS

          SECTION 3.01.  Execution as Supplemental Indenture.

          This Supplemental Indenture No. 1 is executed and shall be construed as an indenture supplemental to the Original
Indenture and, as provided in the Original Indenture, this Supplemental Indenture No. 1 forms a part thereof.

          SECTION 3.02.  Definitions.

           Capitalized  terms used which are not  defined  herein
shall   have  the  meanings  ascribed  thereto  in  the  Original
Indenture.

          SECTION 3.03.  Counterpart Execution.

           This Supplemental Indenture No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

          SECTION 3.02.  Governing Law.

           This Supplemental Indenture No. 1 is being and will be executed and delivered in the State of New York, shall be deemed to be a contract made in such State and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.


           IN WITNESS WHEREOF, the Company, ELI and the Trustee have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.


                              W3A FUNDING CORPORATION



                              By
                                 -------------------------
                                   Title:  Vice President




                              ENTERGY LOUISIANA, INC.



                              By
                                 -------------------------
                                   Title:  Vice President



                              BANKERS TRUST COMPANY, as Trustee



                              By
                                 --------------------------
                                   Title:  Vice President


STATE OF NEW YORK        )
                         )ss.:
COUNTY OF NEW YORK  )


            Personally   appeared  before  me,  the   undersigned
authority in and for the said county and state, on this ____  day
of   ____________,  within  my  jurisdiction,  the  within  named
_____________,  who acknowledged that he is a Vice  President  of
W3A FUNDING CORPORATION, a Delaware corporation, and that for and on  behalf of the said corporation, and as its act and  deed,  he executed  the above and foregoing instrument, after first  having been duly authorized by said corporation so to do.




                              ___________________________________
                                   Notary Public




My Commission Expires:


__________________________


STATE OF LOUISIANA       )
                         )ss.:
PARISH OF ORLEANS        )


            Personally   appeared  before  me,  the   undersigned
authority in and for the said parish and state, on this ____  day of  _____________,  within  my  jurisdiction,  the  within  named
___________, who acknowledged that he is a ______________________
_________  of  ENTERGY LOUISIANA, INC., a Louisiana  corporation, and  that for and on behalf of the said corporation, and  as  its act  and  deed,  he executed the above and foregoing  instrument, after first having been duly authorized by said corporation so to
do.




                              ___________________________________
                                   Notary Public



My Commission Expires:


__________________________



STATE OF NEW YORK        )
                         )ss.:
COUNTY OF NEW YORK  )


            Personally   appeared  before  me,  the   undersigned
authority in and for the said county and state, on this ____  day of  _______________,  within my jurisdiction,  the  within  named
________________, who acknowledged that he is a Vice President of
BANKERS  TRUST  COMPANY, a New York banking corporation,  Trustee under  the  above and foregoing instrument, and that for  and  on behalf  of the said corporation, and as its act and deed in  said capacity as Trustee and its having been duly authorized so to do, he  executed  the  above  and foregoing instrument,  after  first having been duly authorized by said corporation so to do.




                              ___________________________________
                                   Notary Public







My Commission Expires:


__________________________



                                                       SCHEDULE 1


                      PLEDGED LESSOR BONDS

        Lessor Bonds Issued Under Lease Indenture No. 1

                       Principal      Interest
        Number          Amount         Rate        Maturity
        ------         ---------     --------      --------

        R-1A-1       174,000,000       8.09%       January 2, 2017


        Lessor Bonds Issued Under Lease Indenture No. 2

                      Principal      Interest
        Number          Amount         Rate      Maturity
        ------        ----------     ---------   --------

        R-2B-1        87,000,000       8.09%     January 2, 2017


        Lessor Bonds Issued Under Lease Indenture No. 3

                      Principal       Interest
        Number         Amount          Rate      Maturity
        ------        ----------      ---------  --------

        R-3C-1        46,632,000       8.09%     January 2, 2017


                                                        EXHIBIT A


                          FORM OF BOND

NUMBER
R-
                    ________________________

                          WATERFORD 3
                 SECURED LEASE OBLIGATION BOND,
                     8.09 % SERIES DUE 2017

                            STATED
  INTEREST RATE            MATURITY               CUSIP
      8.09%            January 2, 2017

REGISTERED HOLDER:



ORIGINAL PRINCIPAL AMOUNT:                                DOLLARS

            W3A   Funding  Corporation,  a  Delaware  corporation
(hereinafter  called  the  "Company",  which  term  includes  any successor corporation under the Indenture referred to below,  all capitalized  terms used herein without definition  herein  having the  meanings  ascribed  thereto in such  Indenture),  for  value received  hereby promises to pay to the Registered  Holder  named above,  or registered assigns, the unpaid portion of the Original
Principal   Amount  (stated  above)  in  installments   on   each
Installment  Payment  Date  as set forth  below  with  the  final installment due and payable on the Stated Maturity (stated above)
and  to  pay  interest (computed on the basis of a  360-day  year consisting  of  twelve  30-day months) on  the  principal  amount remaining unpaid from time to time from the most recent  interest payment date to which interest has been paid or duly provided for or,  if this Bond is dated prior to January 2, 1998, the date  of the  original  issuance of Bonds of this series, semiannually  on
January 2 and July 2 in each year, commencing January 2, 1998  at the  Interest Rate (stated above) per annum, until the  principal hereof is paid in full or made available for payment.

           Payment of the principal of, and premium, if any,  and
interest  on  this  Bond  shall be  made  upon  presentation  and surrender hereof at the Corporate Trust Office of the Trustee  in such  coin or currency of the United States of America as at  the time of payment is legal tender for payment of debts, except that
(i)  payment  of interest and Installment Payment Amounts  (other than such amounts payable on the Stated Maturity hereof) shall be made,  without presentation or surrender hereof, by check  mailed to  the  address  of  the Holder of this Bond  at  the  close  of business on the Regular Record Date for such payment, whether  or not  such Regular Record Date is a Business Day, as such  address shall  appear  in the Security Register and (ii) if  such  Holder shall  be a securities depositary, such payment shall be made  by such  means in lieu of check as shall be agreed upon by  ELI  (as hereinafter  defined), the Trustee and such Holder.  The  Regular
Record Date for a January 2 payment shall be December 15 and  the
Regular  Record  Date  for a July 2 payment  shall  be  June  15.
Notwithstanding  the  foregoing,  any  interest  or   Installment
Payment  Amount  not punctually paid or duly provided  for  shall forthwith  cease to be payable to the registered Holder  on  such
Regular Record Date, and may be paid to the person in whose  name this  Bond  (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of  such defaulted interest or defaulted installment to be  fixed by  the  Trustee  (as defined on the reverse hereof),  notice  of which  shall be given to the Holders of the Bonds not  less  than
10  days prior to such Special Record Date, or may be paid at any time  in  any  other  lawful  manner not  inconsistent  with  the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

           As provided in the Indenture, in any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any bond, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Bond) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment
Payment Date or date for the payment of defaulted interest or principal, as the case may be.

           This  Bond is one of an authorized issue of Securities
of the Company known as its "Waterford 3 Secured Lease Obligation
Bonds,  8.09  %  Series due 2017" (the "Bonds").  The  Bonds  are
issued  under and secured by a Collateral Trust Indenture,  dated as of July 1, 1997 (the "Original Indenture"), among the Company,
Entergy  Louisiana,  Inc.  (formerly  Louisiana  Power  &   Light
Company),  a  Louisiana corporation ("ELI"),  and  Bankers  Trust
Company,  as  trustee  (herein called the "Trustee",  which  term
includes   any   successor  trustee  under  the  Indenture),   as
supplemented by Supplemental Indenture No. 1, dated as of July 1,
1997  among such parties (together, and as thereafter amended  in
accordance  with  its  terms,  the "Indenture").   The  Indenture
permits  the issuance of additional series of Securities for  the purposes and as provided therein.  All Bonds are secured  equally and ratably with one another and with any other Securities of the
Company  issued under the Indenture, as amended or  supplemented.
Reference is hereby made to the Indenture and any supplements  or amendments thereto for a description of the nature and extent  of the  Securities issued thereunder, the property assigned, pledged and  transferred  thereunder and the  respective  rights  of  the
Holders  of  the  Bonds and of the Trustee  and  the  Company  in
respect  of such security and the terms upon which the Bonds  are to  be  authenticated and delivered. The Holder of this Bond,  by its acceptance hereof, is deemed to have consented and agreed  to all the terms and provisions of the Indenture.

           The unpaid principal of and premium, if any, and interest on this Bond are payable from and secured by the assets subject to the lien of the Indenture and the income and proceeds received by the Trustee therefrom and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture.

           The  Indenture provides that certain promissory  bonds
("Pledged Lessor Bonds") are subject to the lien of the Indenture and that additional Pledged Lessor Bonds, as and when issued, can be  made  subject  to  the  lien of  the  Indenture  pursuant  to
Indenture supplements.  The Pledged Lessor Bonds subject  to  the lien  of  the  Indenture on the date of the initial  issuance  of
Bonds  were issued by First National Bank of Commerce,  as  owner trustee  ("Owner Trustee") under each of Trust Agreement  No.  1,
Trust  Agreement No. 2 and Trust Agreement No. 3 (each, a  "Trust
Agreement"  and,  together, the "Trust  Agreements"),  each  such
Trust  Agreement  with the institutional investor  party  thereto
(each such institutional investor, an "Owner Participant").  Such
Pledged  Lessor  Bonds  were  issued under  either  Indenture  of
Mortgage  and  Deed of Trust No. 1, or Indenture of Mortgage  and
Deed  of  Trust No. 2 or Indenture of Mortgage and Deed of  Trust
No.  3,  each such indenture between an Owner Trustee,  as  owner trustee  and  lessor (a "Lessor") and Bankers Trust  Company  and
Stanley  Burg,  as  Corporate Indenture  Trustee  and  Individual
Indenture Trustee, respectively (each of such indentures,  as  it
was   executed  and  delivered  and  as  thereafter  amended   in
accordance  with  its  terms,  being  herein  called   a   "Lease
Indenture" and each Corporate Indenture Trustee thereunder  being herein called a "Lease Indenture Trustee"). Reference is made  to each  Lease Indenture for a description of the nature and  extent
of   property   assigned,  pledged,  transferred  and   mortgaged
thereunder and the rights of the holders of Pledged Lessor Bonds.
Except  as expressly provided in a Lease Indenture, all  payments of  principal,  premium, if any, and interest to  be  made  on  a
Pledged  Lessor  Bond issued under such Lease Indenture  will  be made  only  from  the assets subject to the lien  of  such  Lease
Indenture  or  the  income and proceeds  received  by  the  Lease
Indenture Trustee therefrom, including, in the case of each Lease
Indenture,  the rights of the Lessor which is a party thereto  to receive basic rentals and certain other payments under a Facility
Lease  with  ELI  relating to an undivided  interest  in  certain assets  constituting  part of Unit No. 3 of the  Waterford  Steam
Electric Generating Station (each of such Facility Leases, as  it
was   executed  and  delivered  and  as  thereafter  amended   in
accordance  with its terms being herein called a "Lease"),  which basic  rentals and other payments will be at least sufficient  to provide  for  the  scheduled payments of  the  principal  of  and interest  on  each  Pledged Lessor Bond issued under  such  Lease
Indenture.   Each Holder of this Bond, by its acceptance  hereof,
is  deemed  to  have agreed (x) that it will look solely  to  the assets  subject  to the lien of the Indenture or  the  income  or proceeds  received  by  the  Trustee  therefrom,  to  the  extent available  for distribution to the Holder hereof as  provided  in the  Indenture,  and (y) that none of any Owner Participant,  any
Lessor,  any Lease Indenture Trustee or the Trustee is liable  to the  Holder  hereof  or,  in the case of any  Owner  Participant,
Lessor  or  Lease  Indenture Trustee, to  the  Trustee,  for  any
amounts  payable  on  this Bond, or, except as  provided  in  the
Indenture  with  respect to the Trustee, for any liability  under the Indenture.

           With  certain  exceptions  as  therein  provided,  the
supplementation of the Indenture for the purpose  of  adding  any provisions thereto, or changing in any manner or eliminating  any of  the  provisions  thereof, will require  the  consent  of  the
Holders of not less than a majority in aggregate unpaid principal amount  of  all Securities of all series at the time  Outstanding under  the Indenture considered as one class; provided,  however, that  if  there  shall  be Securities of  more  than  one  series
Outstanding  under  the Indenture and if a proposed  supplemental indenture  shall  directly affect the rights of  the  Holders  of
Securities  of  one or more, but less than all, of  such  series, then  the  consent only of the Holders of a majority in aggregate unpaid  principal  amount of the Outstanding  Securities  of  all series  so directly affected, considered as one class,  shall  be required.  The Indenture also contains provisions permitting  the
Holders of not less than a majority in aggregate unpaid principal amount  of  the Securities at the time Outstanding, on behalf  of the  Holders  of  all  of the Securities, to waive  certain  past
defaults  under the Indenture and their consequences.   Any  such
consent  or waiver by the Holder of this Bond shall be conclusive and  binding upon such Holder and upon all future Holders of this
Bond  and  of  any Bond issued upon the registration of  transfer hereof  or in exchange herefor or in lieu hereof, whether or  not notation of such consent or waiver is made upon this Bond.

           On  each Installment Payment Date set forth below, the
Company shall pay an installment of principal of this Bond  equal
(subject to adjustment as hereinafter described) in amount to the
Installment   Payment  Percentage  set  forth  below   for   such
Installment  Payment  Date multiplied by the  Original  Principal
Amount stated on the face of this Bond.

      Installment       Installment        Outstanding
      Payment Date   Payment Percentage   Balance Factor

   January 2, 1999       8.205086597%       0.9179491
   January 2, 2000       6.682958210%       0.8511196
   January 2, 2001       6.682957885%       0.7842900
   January 2, 2002       6.682958210%       0.7174604
   January 2, 2003      10.824584244%       0.6092145
   January 2, 2004       5.353311749%       0.5556814
   January 2, 2005       0.203574401%       0.5536457
   January 2, 2006       0.864755617%       0.5449981
   January 2, 2007       0.989230639%       0.5351058
   January 2, 2008       1.710452749%       0.5180013
   January 2, 2009       3.631649503%       0.4816848
   January 2, 2010       4.847784366%       0.4332070
   January 2, 2011       7.737269855%       0.3558343
   January 2, 2012       4.543215595%       0.3104021
   January 2, 2013       3.328583177%       0.2771163
   January 2, 2014       4.481746047%       0.2322988
   January 2, 2015       4.111220549%       0.1911866
   January 2, 2016       0.430046614%       0.1868861
   January 2, 2017      18.688613993%       0.0000000

The "Outstanding Balance Factor" as used in the foregoing table is for descriptive purposes only, and, unless there has been a partial redemption or a default or another installment payment adjustment, when multiplied by the Original Principal Amount of this Bond, represents the remaining unpaid principal amount of this Bond as of the Installment Payment Date indicated after payment of the principal installment on such date.

           As provided in the Indenture, the Stated Maturity and the amount of installment payments of principal for the Bonds may be adjusted, subject to certain restrictions, at the discretion of the Company in connection with certain recalculations of basic rent pursuant to either of the Leases; provided, however, that no payment adjustment shall be made by the Company which will increase or decrease the average life of the Bonds of this series
(calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than 6 months or extend the Stated Maturity of Bonds of this series.

           In the event of any partial redemption of Bonds (other
than   pursuant  to  the  aforementioned  principal   installment
payments) the amount of each installment payment of principal  to be  paid  thereafter pursuant to the installment payment schedule indicated  above and at the Stated Maturity shall be adjusted  in accordance with the Indenture.

           Notwithstanding anything to the contrary set forth herein or in the Indenture, the unpaid principal amount hereof recorded on the Security Register maintained by the Security
Registrar shall be controlling as to the remaining unpaid principal amount hereof.

            If  any  Lease  is  to  be  terminated  pursuant   to
Section  13(f) or (g) or Section 14 thereof, or Section  16(d)(5)
of  the  related  Participation Agreement, and all  Lessor  Bonds issued  under  the  related Lease Indenture are  to  be  prepaid,
Bonds,  equal  in  principal amount to the Pledged  Lessor  Bonds issued under such Lease Indenture, shall be redeemed, on the date on  which  such  Pledged Lessor Bonds are to  be  prepaid,  at  a redemption  price  equal to 100% of the unpaid  principal  amount thereof  plus  accrued  interest  to  the  Redemption  Date,  all subject, however, except in the case of a termination pursuant to
Section  14  of  such Lease, to the right of ELI to  assume  such
Pledged  Lessor Bonds in which event there shall be no redemption of Bonds as a consequence of such termination.

            The  Bonds  of  this  series  shall  be  subject   to
redemption, at the option of the Company, with the prior  written consent of the Lessee and the Owner Trustee, in whole at any time or  in part from time to time, at the Redemption Price of 100% of the unpaid principal amount of such Bonds to be so redeemed, plus accrued  interest, if any, thereon to the Redemption Date,  plus, if  such redemption is made prior to January 22, 2008, the  Make-
Whole  Premium, if any, for the Bonds calculated as  provided  in the Indenture.

           In the event that any of the Bonds are called for redemption, notice shall be given to the Holders in accordance with Section 6.04 of the Original Indenture not less than 30 nor more than 60 days prior to the redemption date.

           With respect to any notice of redemption of Bonds (and not with respect to installment payments of principal payable on Installment Payment Dates) unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with the provisions of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made.

           Bonds (or portions thereof as aforesaid) for which redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.

           If an Event of Default shall occur, the unpaid principal of this Bond may become or be declared due and payable in the manner and with the effect provided in the Indenture.

           The obligation of the Company to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture, is subject to being legally discharged prior to the Stated Maturity of this Bond upon the deposit with the Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

           This  Bond  is  transferable by the Holder  hereof  in
person  or  by  attorney authorized in writing, at the  Corporate
Trust Office of the Security Registrar (or if such office is  not in the Borough of Manhattan, The City of New York, at either such
office  or  an  office to be maintained in such  Borough).   Upon
surrender for registration of transfer of this Bond, the  Company shall  execute,  and  the Trustee (or any  Authenticating  Agent)
shall  authenticate and deliver, in the name  of  the  designated transferee  or  transferees, one or more new Bonds  of  the  same series,  of  authorized  denominations  and  of  like  tenor  and aggregate principal amount.

          The Bonds are issuable only as registered Bonds without
coupons  in denominations of $1,000 and/or any integral  multiple
thereof.   As  provided in and subject to the provisions  of  the
Indenture,  Bonds may be exchanged for other Bonds  of  the  same series,  of  authorized  denominations, and  of  like  tenor  and
aggregate   principal  amount,  upon  surrender  at  any   office
maintained for such purpose pursuant to the Indenture.

           No service charge will be made to any Holder of Bonds for any such transfer or exchange but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

           As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that laws of other jurisdictions are mandatorily applicable.

           Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:

                                   W3A FUNDING CORPORATION


                                   By
                                      ----------------------
                                        Vice President
Attest --------------------------
              Secretary


CERTIFICATE OF AUTHENTICATION

This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture

                               , as Trustee


By
   ------------------------
     Authorized Officer


Dated __________________________

                         AMENDMENT NO. 1

                    dated as of July 1, 1997

                               to

              TAX INDEMNIFICATION AGREEMENT No. 3


                 dated as of September 1, 1989


                            between


                          ESSL 2, INC.
            Beneficiary under Trust Agreement No. 3,
                  dated as of September 1, 1989

                              with

                FIRST NATIONAL BANK OF COMMERCE
                        AS OWNER TRUSTEE,

                            Lessor,

                               and

                    ENTERGY LOUISIANA, INC.
           (formerly Louisiana Power & Light Company)

                             Lessee



   SALE AND LEASEBACK OF AN UNDIVIDED INTEREST IN UNIT NO. 3
       OF THE WATERFORD STEAM ELECTRIC GENERATING STATION


          AMENDMENT NO. 1, dated as of July 1, 1997 ("TIA
Amendment No. 1"), to TAX INDEMNIFICATION AGREEMENT No. 3, dated as of September 1, 1989, between ESSL 2 INC., a Delaware corporation (the "Owner Participant"), beneficiary under the Trust Agreement, with FIRST NATIONAL BANK OF COMMERCE, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (the "Lessor") and
ENTERGY LOUISIANA, INC. (formerly Louisiana Power & Light
Company), a Delaware corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement
No. 3, dated as of September 1, 1989, (as amended by Amendment
No. 1 thereto, dated as of the date hereof and as otherwise modified, amended or supplemented pursuant to the terms thereof;
the "Participation Agreement") among the Owner Participant, the Lessor, BANKER'S TRUST COMPANY, not in its individual capacity but solely as successor Corporate Indenture Trustee under Indenture No. 3 and STANLEY BURG, not in his individual capacity but solely as successor Individual Indenture Trustee under Indenture No. 3, and the Lessee, or the Refunding Agreement.

          WHEREAS, pursuant to Participation Agreement No. 3, the
Lessor agreed to purchase the Undivided Interest with funds provided by the Owner Participant and by the issuance of the Initial Series Bonds;

          WHEREAS, the Lessor executed the Facility Lease pursuant to which the Lessor has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant have agreed for the Owner Participant to make an Additional Equity
Investment and to cause the refinancing of the Initial Series
Bonds through the issuance of the 1997 Bonds in amounts which, when added to the Additional Equity Investment made by the Owner
Participant and any Rent paid by the Lessee, will be sufficient to redeem the Initial Series Bonds, including any premium and accrued interest thereon and to pay the Refunding Expenses; and

          WHEREAS, the Owner Participant and the Lessee have heretofore executed Tax Indemnification Agreement No. 3 and desire to amend Tax Indemnification Agreement No. 3 as hereinafter provided to clarify their respective rights and obligations arising from the transactions contemplated by Refunding Agreement No. 3 (the "Refunding");

               NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          Tax Indemnification Agreement No. 3 is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1. Section 1.1(h) thereof is amended by (i) deleting the word "and" before "(vii)" and (ii) inserting the words ", and
(viii) any Supplemental Rent paid in connection with the Refunding" immediately after the words "retained by the Owner
Participant".

          2. Section 1.1(i) thereof is amended by (i) inserting the words "through 1992 and 35% for each taxable year" immediately after the words "each taxable year" and immediately before the word "thereafter".

          3. Section 1.1(o) thereof is amended by inserting the words ", Retirement Premium Deduction, Refunding Amortization
Deductions" immediately after the words "the Amortization
Deductions" and immediately before the words "and the Interest
Deductions".

          4. Section 1.1(p) thereof is amended by inserting the words "and the Refunding Date will be the date set forth in
Schedule 1 to Amendment No. 1 to the Participation Agreement" immediately after the words "Participation Agreement" and immediately before the period ending the sentence.

          5. Section 1.1 thereof is amended by adding the following tax assumptions after Section 1.1(p):

          "(q) The Owner Participant will be allowed a deduction for the premium paid with respect to the Refunded Bonds in the taxable year of the Owner Participant in which such premium is paid or accrued (the "Retirement Premium
     Deduction"); and the Owner Participant will be entitled to take the Retirement Premium Deduction into account in computing its consolidated federal income tax liability in accordance with the accrual method of tax accounting.

          (r) The Owner Participant will be allowed deductions for amortization of an amount equal to the Refunding
     Expenses to the extent payable by the Lessor pursuant to
     Section 3.01 of the Refunding Agreement computed on a straight-line basis over a term from the Refunding Date to the end of the Basic Lease Term (the "Refunding Amortization
     Deductions"); and the Owner Participant will be entitled to take the Refunding Amortization Deductions into account in computing its consolidated federal income tax liability in accordance with the accrual method of tax accounting."

          6. The last sentence of section 1.1 thereof is amended by replacing "(p)" immediately after the words "The foregoing clauses (a) through" with "(r)".

          7. Section 1.2(1)(d) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions," and immediately before the words "or any corresponding deduction or credit".

          8. Section 1.2(1) is amended by adding the following representation after Section 1.2(1)(e):

          "(f) Assuming that the Facility Lease is a "true" lease for federal income tax purposes, the Owner Participant will be entitled to deduct the Retirement Premium Deduction and the Refunding Amortization Deductions."

          9. Section 3.1(a)(1)(A) thereof is amended by inserting the words "(except the Refunding Agreement and any related amendments to the Transaction Documents)" (i) immediately after the words "the Transaction Documents" and immediately before the words "or an act", (ii) immediately after the words
"the Transaction Documents" and immediately before the words ") by (i)" and (iii) immediately after the words "the Transaction
Documents" and immediately before words ", shall each be an act".

          10. Section 3.1(a)(1) thereof is amended by deleting the word "or" at the end of paragraph (F) thereof, inserting the word "or" at the end of paragraph (G) thereof and adding the following paragraph after paragraph (G) thereof:

          "(H) the presence of Funding Corporation, or any successor or assign thereof, in the transactions contemplated by the Transaction Documents,"

          11. Section 3.1(a)(2)(A) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refunding Amortization Deductions", immediately after the words
"the Amortization Deductions," and immediately before the words
"or the Interest Deductions".

          12. Section 6(a) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions" and immediately before the words "or the Interest Deductions".

          13. Section 6(b) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refunding
Amortization Deductions" immediately after the words "the
Amortization Deductions" and immediately before the words "or the Interest Deductions".


          IN WITNESS WHEREOF, the Owner Participant and the
Lessee have each caused this TIA Amendment No. 1 to be duly executed in New York, New York by their respective officers thereunto duly authorized as of the date first set forth above.

                              ENTERGY LOUISIANA, INC.


                              __________________________________
                              Name:
                              Title:


ATTEST:                       ESSL 2, INC.


________________________      ___________________________________
Name:                              Name:
Title:                             Title:


                         ACKNOWLEDGMENT



STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


          On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared
_____________________, who being by me duly sworn did say that he is a ___________________ of ESSL 2, INC., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                   ______________________________
                                             Notary Public

My Commission Expires:

_________ __, ____


                         ACKNOWLEDGMENT



STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF NEW YORK  )


          On this ____ day of _________, ____, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, personally came and appeared
_____________________, who being by me duly sworn did say that he is a ___________________ of ENTERGY LOUISIANA, INC., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                   ______________________________
                                             Notary Public

My Commission Expires:

_________ __, ____



